UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04416

                           PNC Funds

(Exact name of Registrant as specified in charter)

One East Pratt Street – 5th Floor

                                 Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

Delaware Corporations LLC

800 Delaware Avenue

                                 Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Reports to Shareholders are attached herewith.

PNC Funds May 31, 2019
Annual Report Money Market Funds
PNC Government Money Market Fund
PNC Treasury Money Market Fund
PNC Treasury Plus Money Market Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.pncfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-622-FUND (3863) or send an email request to pncfundfulfillment@pnc.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

PNC MONEY MARKET FUNDS

ANNUAL REPORT

MONEY MARKET FUNDS

PNC Government Money Market Fund

PNC Treasury Money Market Fund

PNC Treasury Plus Money Market Fund

OTHER PNC FUNDS

EQUITY FUNDS

PNC Balanced Allocation Fund

PNC Emerging Markets Equity Fund

PNC International Equity Fund

PNC International Growth Fund

PNC Multi-Factor All Cap Fund

PNC Multi-Factor Large Cap Growth

  Fund

PNC Multi-Factor Large Cap Value

  Fund

PNC Multi-Factor Small Cap Core

  Fund

PNC Multi-Factor Small Cap Growth

  Fund

PNC Multi-Factor Small Cap Value

  Fund

PNC Small Cap Fund

FIXED INCOME FUNDS

PNC Total Return Advantage Fund

PNC Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

PNC Intermediate Tax Exempt Bond

  Fund

PNC Tax Exempt Limited Maturity

  Bond Fund

T A B L E  O F  C O N T E N T S

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (individually, a “Fund,” collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2019 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

P N C   M o n e y  M a r k e t  F u n d  s

L E T T E R  T O  S H A  R E H O L D E R S

Dear Shareholders:

We are pleased to present this annual report for PNC Money Market Funds (individually, a “Fund,” collectively, the “Funds”) for the 12 months ended May 31, 2019 (the “annual period”). On May 7, 2019, The PNC Financial Services Group, Inc. and Federated Investors, Inc. (“Federated”) announced that PNC Capital Advisors, LLC (“PCA”) and Federated had reached a definitive agreement for Federated to acquire certain components of PCA’s investment management business. PCA currently serves as the investment adviser to each of the Funds. The proposed transaction between Federated and PCA includes proposals to reorganize each Fund into a corresponding existing or new Federated mutual fund and the transition of the PCA international equity portfolio management team from PCA to Federated. Each proposed reorganization involving a Fund is subject to a number of conditions. Each Fund reorganization has been approved by the Board of Trustees of the Federated Funds and the Board of Trustees of the Funds. A shareholder meeting for each Fund has been called and shareholders of each PNC Fund will be asked to vote on the proposed reorganization involving their Fund. Thus, shareholders of each Fund on the record date for the shareholder meeting will receive a prospectus/proxy statement that will include important and more detailed information regarding the proposed reorganizations. Subject to shareholder approval and other customary conditions, the reorganizations are expected to be consummated in the fourth quarter of 2019.

In the meantime, before reviewing the financial statements and schedules of investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the economy and the money markets during the annual period.

Economic Review

The U.S. economy slowed but remained in good health during the annual period, despite concerns regarding heightened market volatility and continued policy uncertainty from the current administration, especially about trade and tariffs. In the second quarter of 2018, U.S. gross domestic product (“GDP”) came in at 4.2%, the highest quarterly growth rate since the third quarter of 2014.Third quarter 2018 U.S. GDP rose at a 3.4% quarter-over-quarter annualized rate; fourth quarter 2018 U.S. GDP then slowed to a 2.2% quarter-over-quarter annualized growth rate. U.S. GDP increased at an annualized rate of 3.1% in the first quarter of 2019, according to the “second” estimate released by the Bureau of Economic Analysis. During the annual period, unemployment hit a 49-year low of 3.6%; average hourly wages were up; and inflation, while still considered in check, had begun to rise. The U.S. Federal Open Market Committee (the “Fed”) raised its target interest rate in June, September and December 2018, the latter its ninth such move since it embarked on its current policy normalization initiative. However, in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018, the Fed changed course toward a more dovish stance in the first quarter of 2019. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. Additionally, the Fed said it expected to slow its balance sheet runoff plan beginning in May 2019 and stop it completely by September 2019.

International economies were generally slower than that of the United States, as they were more greatly affected by trade war uncertainty. For example, toward the end of the annual period, global manufacturing Purchasing Managers Indices moderated from historically high levels in 2018, with readings for several major economies, such as France, Germany, China, Japan and the European Union, falling below the key level of 50, which distinguishes economic growth from contraction. Further, in May 2019, the International Monetary Fund cut its outlook for global economic growth in 2019 from 3.5% to 3.3%, marking the third downgrade in the prior six months. Besides the dominating trade war skirmishes, slower growth was driven in part by a variety of additional uncertainties, including Brexit, or the United Kingdom’s path out of the European Union; Italian budget woes; French anti-government protests; and the yet-unknown successor to Germany’s Angela Merkel, who will be retiring in 2021. Among the emerging economies, China, where economic growth remained strong on an absolute basis, but the rate of change appeared to be slowing in line with its government’s deleveraging push, remained a key influence. So, too, did fluctuating and ultimately declining oil prices. Against this backdrop, the Fed was not alone in backing away from monetary policy tightening, as major international central banks also shifted stance in the first months of 2019. Just two months after voting to end new bond purchases through its quantitative easing program, the European Central Bank (“ECB”) reversed course and announced it would continue to hold interest rates below zero and also reintroduced cheap long-term loans for banks. Similarly, the Bank of Japan responded deliberately to weakening economic data by putting its interest rate hikes on hold.

“The U.S. economy slowed but remained in good health during the annual period...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2019

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L E T T E R  T O  S H A R E H O L D E R S

“Yields...remained low, but continued to move higher as the Fed tightened monetary policy.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2019

Money Markets

Yields in the taxable money markets remained low, but continued to move higher as the Fed tightened monetary policy.

Much as the markets had expected, Fed officials raised the targeted federal funds rate three times during the annual period — in June, September and December 2018 — bringing it to a range of between 2.25% and 2.50%. In making its June and September 2018 interest rate hikes, Fed policymakers cited ongoing strength in the U.S. labor market and a pickup in household spending and business fixed investment. On November 28, 2018, Fed Chair Jerome Powell gave a speech saying interest rates were “just below” the neutral rate level. We believe market participants interpreted the speech to suggest the Fed may soften its monetary policy tightening going forward. The speech stood in stark contrast to remarks Fed Chair Powell gave in early October 2018 indicating interest rates were still a “long way” from the neutral rate level. In December 2018, along with the interest rate increase, Fed policymakers lowered their projection for 2019 monetary policy tightening from three rate hikes to two. Then, in a rather significant shift, the Fed kept its short-term interest rate unchanged in the first quarter of 2019, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Fed.)The Fed also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In the subsequent months of the annual period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. Meanwhile, the ECB extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks also turned dovish. During the annual period overall, the money market yield curve, or spectrum of maturities, flattened, meaning yields on shorter-term maturities rose more than those on longer-term maturities.

Other significant events that influenced the money markets during the annual period included the continuation of the Fed’s balance sheet normalization as well as corporate tax reform and the regulatory backdrop. The management teams of multinational corporations faced increased pressure to make decisions regarding cash investments due to a one-time repatriation tax and considerations of excess cash returning to the United States. It appeared that many investors began looking at cash flow management practices, investment policies and new investment options, including various money market mutual funds.

Our View Ahead

At the end of the annual period, we remained mindful of the advanced age of this business cycle and believed recession risks were rising, but we did not think the United States would likely experience a recession in 2019. Indeed, we believed the underlying fundamentals of the U.S. economy remained sound — economic and corporate earnings growth remained on solid footing, labor markets were tight, and the banking system was well capitalized. In periods of heightened volatility, it is critical to remain focused on these underlying fundamentals of the economy as well as those of the capital markets.

As for monetary policy, fed funds futures had shifted to price in a greater than 75% probability of a rate cut by the end of 2019. A primary concern for the Fed was a softening toward the end of the annual period in inflationary pressures, with core personal consumption expenditure trending back below 2%. While average hourly earnings remained in a notable uptrend, broad inflation measures remained relatively subdued, despite the Fed’s stated willingness to support “symmetry” around a 2% target. Without a significant change in the economic backdrop, we expect the Fed to opt for a “time out” and remain safely on the sidelines for the remainder of this calendar year.

Vigilance remains paramount. As we move forward, we remain focused on adhering to our investment philosophy and to a disciplined process while continuing to evaluate many economic and market factors as well as the impacts of various policies and reforms that remain on the agenda of the U.S. administration. We believe relative safety, diversification and liquidity will likely remain important and ongoing considerations for investors in the money markets. We therefore continue to believe that money market funds will continue to play a key role in investors’ portfolios.

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L E T T E R  T O  S H A R E H O L D E R S

We thank you for having been a part of the PNC Money Market Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We have valued your ongoing confidence in us and wish you all the best in the years ahead. We will, of course, continue to serve your investment needs with the same discipline and dedication we always have until this transaction with Federated is completed.

Best Regards,

Aneet Deshpande, CFA	Jennifer E. Spratley
Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent

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S U M M A R Y  O F  P O R T F O L I O  H O L D I N G S / Y I E L D S  ( U n a u d i t e d )

The tables below present portfolio holdings as of May 31, 2019 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund
Repurchase Agreements	29.5%
Federal Home Loan Bank	26.4
Federal Farm Credit Bank	17.0
U.S. Treasury Bills	11.5
U.S. Treasury Notes	5.6
Federal Home Loan Mortgage Corporation	4.3
Money Market Funds	3.2
Federal National Mortgage Association	2.5
100.0%

Treasury Money Market Fund
U.S. Treasury Bills	77.4%
U.S. Treasury Notes	21.5
Money Market Fund	1.1
100.0%

Treasury Plus Money Market Fund
Repurchase Agreements	45.5%
U.S. Treasury Notes	28.4
U.S. Treasury Bills	25.0
Money Market Fund	1.1
100.0%

The yields in the tables below represent the annualization of each Fund’s declared dividends over the seven-day period ended May 31, 2019.

Current Yield is a measure of a Fund’s yield earned if dividends are paid in cash and are not reinvested. Effective Yield is a measure of a Fund’s yield that assumes that all dividends are reinvested in additional Fund shares instead of being paid in cash.

7-Day Current Yields as of May 31, 2019
	Class I		Class A		Advisor Class
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net	Unsubsidized*
Government Money Market Fund	2.24%	2.24%	2.05%	2.05%	2.18%	2.16%
Treasury Money Market Fund	2.19%	2.19%	2.03%	2.00%	–	–

7-Day Effective Yields as of May 31, 2019
	Class I		Class A		Advisor Class
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net	Unsubsidized*
Government Money Market Fund	2.27%	2.27%	2.07%	2.07%	2.21%	2.19%
Treasury Money Market Fund	2.21%	2.21%	2.05%	2.02%	–	–

7-Day Current Yields as of May 31, 2019
	Institutional Shares		Advisor Shares		Service Shares
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net	Unsubsidized*
Treasury Plus Money Market Fund	2.26%	2.26%	2.03%	2.02%	0.00%**	***

7-Day Effective Yields as of May 31, 2019
	Institutional Shares		Advisor Shares		Service Shares
Fund	Net	Unsubsidized*	Net	Unsubsidized*	Net	Unsubsidized*
Treasury Plus Money Market Fund	2.29%	2.29%	2.05%	2.04%	0.00%**	***

*	Unsubsidized Yield reflects the yield without fee waivers and expense reimbursements in effect.

**	Net assets of Service Shares at May 31, 2019 were comprised solely of seed capital of $10. Ratios for the seven-day period rounded to 0.00%.

***	Information not provided. Net assets of Service Shares at May 31, 2019 were comprised solely of seed capital of $10.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate, so current performance may be higher or lower than shown here. Current performance data is available at pncfunds.com.

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E X P E N S E  T A B L E S  ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the six-month period (December 1, 2018 to May 31, 2019) and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2019. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

(1)Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

(2)Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2018 to May 31, 2019).

The Expense Table for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	12/01/18	05/31/19	Ratio	Period(1)

Government Money Market Fund
Actual
Class I	$1,000.00	$1,011.25	0.17%	$0.85
Class A	1,000.00	1,010.27	0.37	1.85
Advisor Class	1,000.00	1,010.62	0.29	1.45
Hypothetical(2)
Class I	1,000.00	1,024.08	0.17	0.86
Class A	1,000.00	1,023.09	0.37	1.87
Advisor Class	1,000.00	1,023.49	0.29	1.46

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	12/01/18	05/31/19	Ratio	Period(1)

Treasury Money Market Fund
Actual
Class I	$1,000.00	$1,010.93	0.22%	$1.10
Class A	1,000.00	1,009.97	0.41	2.05
Hypothetical(2)
Class I	1,000.00	1,023.83	0.22	1.11
Class A	1,000.00	1,022.89	0.41	2.07

Treasury Plus Money Market Fund
Actual
Institutional Shares	$1,000.00	$1,010.75	0.27%	$1.35
Advisor Shares	1,000.00	1,010.21	0.38	1.90
Hypothetical(2)
Institutional Shares	1,000.00	1,023.59	0.27	1.36
Advisor Shares	1,000.00	1,023.04	0.38	1.92

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T R U S T E E S  A N D   O F F I C E R S  O F  T H E   T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Dorothy A. Berry 75	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	1 registered investment company consisting of 18 portfolios	Chairman and Trustee, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
Calvin G. Butler, Jr. 50	Trustee	Since February 2018	Chief Executive Officer, Baltimore Gas and Electric Co. (“BGE”), 2014-Present; Senior Vice President of regulatory and external affairs, BGE; Senior Vice President of Corporate Affairs, ComEd.	1 registered investment company consisting of 18 portfolios	Director, BGE (utility); Director, RLI Corp. (insurance company); Director, Federal Reserve Bank of Richmond until 2017.
Mark Hancock 51	Trustee	Since October 2016	President, The Glenmore Group, LLC (consulting), 2016-present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	1 registered investment company consisting of 18 portfolios	None
L. White Matthews, III 73	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.	1 registered investment company consisting of 18 portfolios	Director, Hyla Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

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T R U S T E E S  A N D   O F F I C E R S  O F  T H E   T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Ashi S. Parikh 53	Trustee	Since February 2018	Retired; Chief Executive Officer and Chief Investment Officer, Ridgeworth Investments, LLC, 2010-2017.	1 registered investment company consisting of 18 portfolios	Director, IWG The Ohio State University Endowment Foundation; Director, Action Ministries, Inc. (poverty relief); Trustee, Ridgeworth Funds (investment company) until 2017; Director, Ridgeworth Holdings LLC (investment company) until 2017.
Stephen M. Todd 71	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	1 registered investment company consisting of 18 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Director, Apergy Corporation (provider of equipment for oil and gas drilling and production); Trustee, Ancora Trust (registered investment company) until 2011.

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 50	President Vice President	Since June 2014 From March 2010 to June 2014	Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007 to 2017; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 - 2007.	N/A	N/A
Michael Nanosky 1900 East 9th Street, 15th Floor Cleveland, OH 44114 53	Chief Compliance Officer	Since December 2014	Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.	N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 53	Vice President Treasurer	Since June 2016 From May 2008 to August 2018	Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004 to 2017; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.	N/A	N/A
Michele Nahrstedt 1900 East 9th Street, 14th Floor Cleveland, OH 44114 57	Treasurer	Since August 2018	Director of Financial Fund Administration, PNC Capital Advisors, LLC since March 2018; Audit Director, Cohen & Company (accounting firm), 1999 - March 2018.	N/A	N/A
Ryan J. Frampton 1600 Market Street, 28th Floor Philadelphia, PA 19103 40	Secretary	Since December 2018	Senior Counsel, The PNC Financial Services Group, Inc. since September 2017; Pershing, LLC 2012 - September 2017 (Managing Counsel, 2016 - September 2017; Senior Counsel, 2014 - 2016; Counsel, 2012 - 2014).	N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, 1900 East 9th Street, Cleveland, OH 44114, Attention: John F. Kernan.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of the 18 portfolios of PNC Funds for which PNC Capital Advisors, LLC or any of its affiliates serves as investment adviser.

4Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

P N C  M o n e y  M a r k e t  F u n d s

R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the shareholders and Board of Trustees of PNC Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Government Money Market Fund, PNC Treasury Money Market Fund, and PNC Treasury Plus Money Market Fund (the “Money Market Funds”) (three of the eighteen funds comprising PNC Funds) as of May 31, 2019, the related statements of operations for the year then ended for the Money Market Funds, the statements of changes in net assets for each of the two years in the period then ended for the Money Market Funds, and the financial highlights for each of the five years in the period then ended for the Money Market Funds, in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Money Market Funds as of May 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 26, 2019

We have served as the auditor of one or more affiliated investment companies of PNC Funds since 2006.

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1, u n l e s s o t h e r w i s e i n d i c a t e d

	Government Money Market Fund
	Class I							Class A
	2019	2018	2017		2016	2015		2019	2018	2017		2016		2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Net Investment Income†	0.02	0.01	–	*	– *	–	*	0.02	0.01	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	*	–	–	*	– *	– *	–	*	–	*	–	*
Total from Investment Operations	0.02	0.01	–	*	– *	–	*	0.02	0.01	–	*	–	*	–	*
Dividends from Net Investment Income	(0.02)	(0.01)	–	*	– *	–	*	(0.02)	(0.01)	–	*	–	*	–	*
Total Distributions	(0.02)	(0.01)	–	*	– *	–	*	(0.02)	(0.01)	–	*	–	*	–	*
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	2.07%	1.08%	0.33%		0.05%	0.03%		1.88%	1.04%	0.33%		0.05%		0.03%

Ratios/Supplemental Data
Net Assets End of Year (000)	$10,500,474	$9,530,966	$8,536,493		$4,776,561	$720,219		$2,635,987	$838,233	$452,549		$361,440		$321,524
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.20%		0.19%	0.07%		0.36%	0.23%	0.20%		0.16%		0.06%
Ratio of Net Investment Income to Average Net Assets	2.06%	1.08%	0.33%		0.06%	0.02%		1.93%	1.07%	0.34%		0.05%		0.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers, Reimbursement and Earned Income Credits, as applicable)	0.19%	0.19%	0.20%		0.27%	0.35%		0.37%	0.24%	0.20%		0.28%		0.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers, Reimbursement and Earned Income Credits, as applicable)	2.04%	1.07%	0.33%		(0.02)%	(0.26)%		1.92%	1.06%	0.34%		(0.07)%		(0.27)%

	Government Money Market Fund
	Advisor Class
	2019	2018	2017		2016(1)
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00		$ 1.00	`
Net Investment Income†	0.02	0.01	–	*	– *
Realized and Unrealized Gain (Loss) on Investments	–	– *	–	*	–
Total from Investment Operations	0.02	0.01	–	*	– *
Dividends from Net Investment Income	(0.02)	(0.01)	–	*	– *
Total Distributions	(0.02)	(0.01)	–	*	– *
Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00		$ 1.00
Total Return	1.95%	1.07%	0.33%		0.05%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 5	$ 4	$ 9		$ 875
Ratio of Expenses to Average Net Assets	0.29%	0.20%	0.20%		0.18%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.07%	0.32%		0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers, Reimbursement and Earned Income Credits, as applicable)	(2)	0.20%	0.20%		0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers, Reimbursement and Earned Income, as applicable)	(2)	1.07%	0.32%		(0.02)%

*	Amount represents less than $0.005 per share.

†   Per share data calculated using average shares outstanding method.

(1)

Advisor Class Shares commenced operations on September 14, 2015. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

(2)

The class has been allocated a very small percentage of the Fund’s overall expenses, but, due to the small size of the assets, its class-specific expenses represent a large percentage of overall expenses and result in gross Expense and Net Investment Income ratios that are excessively high and do not provide meaningful information. For this reason, the gross Expense and Net Investment Income ratios have not been presented.

See Notes to Financial Statements.

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1, u n l e s s o t h e r w i s e i n d i c a t e d

	Treasury Money Market Fund
	Class I								Class A
	2019	2018	2017		2016		2015		2019	2018	2017		2016		2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Net Investment Income†	0.02	0.01	–	*	–	*	–	*	0.02	0.01	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	*	–	*	–	*	– *	– *	–	*	–	*	–	*
Total from Investment Operations	0.02	0.01	–	*	–	*	–	*	0.02	0.01	–	*	–	*	–	*
Dividends from Net Investment Income	(0.02)	(0.01)	–	*	–	*	–	*	(0.02)	(0.01)	–	*	–	*	–	*
Total Distributions	(0.02)	(0.01)	–	*	–	*	–	*	(0.02)	(0.01)	–	*	–	*	–	*
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	2.01%	1.03%	0.24%		0.03%		0.02%		1.83%	0.98%	0.24%		0.03%		0.02%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,377,904	$1,026,462	$957,793		$1,215,072		$225,196		$550,310	$312,717	$109,581		$138,150		$144,448
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.24%		0.15%		0.02%		0.41%	0.29%	0.24%		0.13%		0.02%
Ratio of Net Investment Income to Average Net Assets	2.00%	1.03%	0.24%		0.02%		0.01%		1.84%	1.04%	0.23%		0.02%		0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.22%	0.23%	0.24%		0.31%		0.37%		0.41%	0.29%	0.24%		0.32%		0.37%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.00%	1.03%	0.24%		(0.14)%		(0.34)%		1.84%	1.04%	0.23%		(0.17)%		(0.34)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1, u n l e s s o t h e r w i s e i n d i c a t e d

	Treasury Plus Money Market Fund
	Institutional Shares						Advisor Shares								Service Shares
	2019	2018 (1)	2017	2016	2015		2019		2018 (1)	2017	2016		2015		2019	2018 (1)	2017	2016		2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	0.02	0.01	– *	– *	–	*	0.02		0.01	–	–	*	–	*	–	–	–	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	–	–	*	–		(0.01)	–	–	*	–	*	–	–	–	–	*	–	*
Total from Investment Operations	0.02	0.01	– *	– *	–	*	0.02		– *	–	–	*	–	*	–	–	–	–	*	–	*
Dividends from Net Investment Income	(0.02)	(0.01)	– *	– *	–	*	(0.02)		– *	–	–	*	–	*	–	–	–	–	*	–	*
Total Distributions	(0.02)	(0.01)	– *	– *	–	*	(0.02)		– *	–	–	*	–	*	–	–	–	–	*	–	*
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	1.98%	0.97%	0.23%	0.02%	0.01%		1.87%		0.28%	0.00%	0.02%		0.01%		0.00%	0.00%	0.00%	0.02%		0.01%

Ratios/Supplemental Data
Net Assets End of Year (000)	$473,756	$477,886	$543,266	$453,917	$112,304		$163		$30	$– (2)	$–	(2)	$34,829		$– (3)	$– (3)	$–	$–	(3)	$3,401
Ratio of Expenses to Average Net Assets	0.27%	0.28%	0.25%	0.17%	0.05%		0.38%		0.36%	0.00%	0.16%		0.05%		0.00%	0.00%	0.00%	0.10%		0.05%
Ratio of Net Investment Income to Average Net Assets	1.96%	0.96%	0.24%	0.02%	0.01%		1.94%		1.33%	0.00%	0.02%		0.01%		0.00%	0.00%	0.00%	0.02%		0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.27%	0.28%	0.25%	0.24%	0.28%		15.28	%(4)	0.36%	0.00%	0.25%		0.29%		(5)	0.00%	0.00%	0.26%		0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.96%	0.96%	0.24%	(0.05)%	(0.22)%		(12.96	)%(4)	1.33%	0.00%	(0.07)%		(0.23)%		(5)	0.00%	0.00%	(0.14)%		(0.23)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	Figures through February 28, 2018 represent those of PNC Advantage Institutional Money Market Fund, which was reorganized into the Fund effective March 1, 2018.
(2)	At May 31, 2017 and May 31, 2016, net assets of the Advisor Shares represented seed capital.
(3)	At May 31, 2019, May 31, 2018 and May 31, 2016, net assets of the Service Shares represented seed capital of $10.
(4)

The class has been allocated a very small percentage of the Fund’s overall expenses, but, due to the small size of the assets, its class-specific expenses represent a large percentage of overall expenses and result in gross Expense and Net Investment Income ratios that are excessively high and do not provide meaningful information.

(5)

The class has been allocated a very small percentage of the Fund’s overall expenses, but, due to the small size of the assets, its class-specific expenses represent a large percentage of overall expenses and result in gross Expense and Net Investment Income ratios that are excessively high and do not provide meaningful information. For this reason, the gross Expense and Net Investment Income ratios have not been presented.

See Notes to Financial Statements.

P N C  M o n e y  M a r k e t  F u n d s

A B B R E V I A T I O N S  A N D  D E F I N I T I O N S  F O R  S C H E D U L E S  O F  I N V E S T M E N T S A N D  F I N A N C I A L  S T A T E M E N T S

Schedules of Investments:

DN — Discount Note

FCPR DLY — Federal Reserve Bank Prime Loan Rate

FEDL01 — U.S. Federal Funds Effective Rate

FRN —

Floating Rate Note. The rate shown is the rate in effect on May 31, 2019, and the date shown is the final maturity date, not the next reset or put date. The rate floats based upon the published reference rate and spread disclosed in the Schedule of Investments.

LLC — Limited Liability Company

SOFR — Secured Overnight Financing Rate

US0001M — ICE LIBOR USD 1 Month

US0003M — ICE LIBOR USD 3 Month

USBMMY3M — U.S. Treasury 3 Month Bill Money Market Yield

Financial Statements:

— Amounts designated as “ — ” are either zero or round to zero.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,   2 0 1 9

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 49.7%
Federal Farm Credit Bank — 16.8%
Federal Farm Credit Bank
2.430% (SOFRRATE+0.030%), 06/01/19 (FRN)	$13,000	$13,000
2.381% (US0001M-0.100%), 06/02/19 (FRN)	75,000	74,987
2.590% (FCPR DLY-2.910%), 06/03/19 (FRN)	65,000	65,002
2.580% (FCPR DLY-2.920%), 06/03/19 (FRN)	50,000	49,996
2.570% (FCPR DLY-2.930%), 06/03/19 (FRN)	25,000	25,000
2.540% (FCPR DLY-2.960%), 06/03/19 (FRN)	31,000	30,994
2.540% (FCPR DLY-2.960%), 06/03/19 (FRN)	25,000	24,998
2.530% (FCPR DLY-2.970%), 06/03/19 (FRN)	50,000	50,000
2.510% (FCPR DLY-2.990%), 06/03/19 (FRN)	35,000	34,998
2.420% (FCPR DLY-3.080%), 06/03/19 (FRN)	105,000	104,983
2.390% (FEDL01+0.000%), 06/03/19 (FRN)	50,000	49,997
2.365% (FEDL01-0.025%), 06/03/19 (FRN)	57,000	57,000
2.392% (US0001M-0.075%), 06/05/19 (FRN)	40,000	39,999
2.427% (US0001M-0.040%), 06/06/19 (FRN)	50,000	49,996
2.417% (US0001M-0.050%), 06/08/19 (FRN)	36,000	36,002
2.367% (US0001M-0.100%), 06/08/19 (FRN)	50,000	49,996
2.378% (US0001M-0.085%), 06/09/19 (FRN)	50,000	50,000
2.501% (US0001M+0.050%), 06/10/19 (FRN)	55,000	55,003
2.363% (US0001M-0.090%), 06/12/19 (FRN)	30,000	30,000
2.358% (US0001M-0.095%), 06/12/19 (FRN)	15,000	15,000
2.478% (US0001M+0.025%), 06/13/19 (FRN)	65,000	64,990
2.318% (US0001M-0.135%), 06/13/19 (FRN)	45,000	44,999
2.449% (US0001M+0.000%), 06/14/19 (FRN)	50,000	50,000
2.405% (US0001M-0.035%), 06/15/19 (FRN)	78,815	78,810
2.408% (US0001M-0.030%), 06/16/19 (FRN)	50,000	49,997
2.352% (US0001M-0.090%), 06/21/19 (FRN)	60,000	60,000
2.406% (US0001M-0.030%), 06/22/19 (FRN)	40,000	39,999
2.412% (US0001M-0.025%), 06/24/19 (FRN)	40,000	40,000
2.430% (US0001M+0.000%), 06/25/19 (FRN)	30,000	29,997
2.390% (US0001M-0.040%), 06/25/19 (FRN)	40,000	39,998
2.335% (US0001M-0.095%), 06/25/19 (FRN)	50,000	50,001
2.430% (US0001M+0.000%), 06/27/19 (FRN)	50,000	49,999
2.380% (US0001M-0.050%), 06/28/19 (FRN)	25,000	25,000
Federal Farm Credit Bank (DN) 2.406%, 06/04/19	37,000	36,993
2.406%, 06/05/19	36,000	35,990
2.386%, 06/06/19	50,000	49,983
2.408%, 06/11/19	28,000	27,981
2.408%, 06/19/19	40,000	39,952
2.435%, 06/25/19	50,000	49,920
2.444%, 06/27/19	42,000	41,927
2.544%, 07/01/19	50,000	49,895
2.558%, 07/26/19	46,000	45,823
2.465%, 08/06/19	64,000	63,714

	Par (000)	Fair Value (000)

2.570%, 08/07/19	$50,000	$49,765
2.657%, 08/23/19	25,000	24,850
2.687%, 08/26/19	25,000	24,843
2.712%, 09/16/19	42,000	41,669
2.705%, 10/01/19	30,000	29,732
2.415%, 10/04/19	20,000	19,834
2.416%, 10/11/19	16,000	15,860
2.515%, 11/20/19	30,000	29,646

		2,209,118

Federal Home Loan Bank — 26.1%
Federal Home Loan Bank
2.440% (SOFRRATE+0.040%), 06/01/19 (FRN)	22,000	22,000
2.435% (SOFRRATE+0.0350%), 06/01/19 (FRN)	40,000	40,000
2.435% (SOFRRATE+0.035%), 06/01/19 (FRN)	18,000	18,000
2.430% (SOFRRATE+0.030%), 06/01/19 (FRN)	35,000	35,000
2.420% (SOFRRATE+0.020%), 06/01/19 (FRN)	20,500	20,500
2.410% (SOFRRATE+0.010%), 06/01/19 (FRN)	78,000	77,997
2.410% (SOFRRATE+0.010%), 06/01/19 (FRN)	30,000	30,000
2.423% (US0001M-0.060%), 06/03/19 (FRN)	35,000	35,000
2.443% (US0001M-0.040%), 06/04/19 (FRN)	50,000	50,000
2.437% (US0001M-0.030%), 06/07/19 (FRN)	40,000	40,000
2.397% (US0001M-0.070%), 06/07/19 (FRN)	50,000	50,000
2.383% (US0001M-0.080%), 06/09/19 (FRN)	35,000	35,000
2.361% (US0001M-0.090%), 06/10/19 (FRN)	40,000	40,000
2.428% (US0001M-0.025%), 06/12/19 (FRN)	40,000	40,000
2.313% (US0001M-0.125%), 06/16/19 (FRN)	45,000	45,000
2.391% (US0001M-0.050%), 06/18/19 (FRN)	40,000	40,000
2.371% (US0001M-0.070%), 06/19/19 (FRN)	25,000	24,999
2.416% (US0001M-0.025%), 06/20/19 (FRN)	50,000	50,000
2.381% (US0001M-0.060%), 06/20/19 (FRN)	50,000	50,000
2.392% (US0001M-0.050%), 06/21/19 (FRN)	50,000	50,000
2.346% (US0001M-0.090%), 06/22/19 (FRN)	55,000	55,000
2.382% (US0003M-0.220%), 06/23/19 (FRN)	40,000	40,000
2.335% (US0001M-0.095%), 06/23/19 (FRN)	50,000	50,000
2.325% (US0001M-0.105%), 06/26/19 (FRN)	35,000	35,000
2.329% (US0003M-0.280%), 06/27/19 (FRN)	35,000	35,000
2.377% (US0003M-0.220%), 07/15/19 (FRN)	40,000	40,000
2.322% (US0003M-0.260%), 07/29/19 (FRN)	50,000	50,000
0.875%, 08/05/19	55,320	55,146
2.442% (US0003M-0.120%), 08/12/19 (FRN)	50,000	50,000
2.335% (US0003M-0.200%), 08/12/19 (FRN)	50,000	50,000
Federal Home Loan Bank (DN) 2.436%, 06/05/19	20,000	19,995
2.439%, 06/10/19	30,000	29,982
2.394%, 06/12/19	160,000	159,883
2.407%, 06/13/19	50,000	49,960
2.449%, 06/14/19	50,000	49,956
2.532%, 06/19/19	50,000	49,938
2.407%, 06/21/19	70,000	69,907
2.379%, 06/26/19	81,575	81,441
2.409%, 06/28/19	40,000	39,928
2.404%, 07/03/19	61,180	61,050
2.412%, 07/08/19	40,000	39,901

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 9

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
Federal Home Loan Bank — continued
2.400%, 07/10/19	$30,000	$29,922
2.404%, 07/11/19	50,000	49,867
2.400%, 07/12/19	25,000	24,932
2.429%, 07/17/19	40,350	40,225
2.422%, 07/24/19	40,000	39,858
2.414%, 07/26/19	42,880	42,723
2.407%, 07/30/19	30,000	29,882
2.440%, 08/01/19	40,000	39,836
2.425%, 08/02/19	50,000	49,792
2.418%, 08/05/19	30,000	29,870
2.399%, 08/06/19	105,000	104,541
2.410%, 08/07/19	25,000	24,889
2.384%, 08/12/19	40,000	39,810
2.382%, 08/16/19	100,000	99,500
2.379%, 08/20/19	50,000	49,737
2.381%, 08/21/19	80,000	79,574
2.353%, 08/23/19	44,900	44,658
2.369%, 08/30/19	100,000	99,411
2.431%, 09/03/19	50,000	49,685
2.377%, 09/06/19	50,000	49,682
2.423%, 09/10/19	40,000	39,731
2.394%, 09/11/19	50,000	49,664
2.339%, 09/12/19	175,000	173,837
2.359%, 09/13/19	90,000	89,391
2.473%, 10/02/19	25,000	24,792
2.427%, 10/16/19	33,000	32,699
2.417%, 10/25/19	52,250	51,744
2.423%, 10/30/19	17,000	16,829
2.418%, 11/06/19	25,000	24,738

		3,427,402

Federal Home Loan Mortgage Corporation — 4.3%
Federal Home Loan Mortgage Corporation 2.430% (SOFRRATE+0.030%), 06/01/19 (FRN)	40,000	40,000
2.430% (SOFRRATE+0.030%), 06/01/19 (FRN)	20,000	20,000
2.425% (SOFRRATE+0.025%), 06/01/19 (FRN)	40,000	40,000
2.410% (SOFRRATE+0.010%), 06/01/19 (FRN)	30,000	30,000
2.405% (SOFRRATE+0.005%), 06/01/19 (FRN)	30,000	30,000
2.367% (US0001M-0.100%), 06/08/19 (FRN)	80,000	79,997
2.433% (US0003M-0.165%), 07/05/19 (FRN)	30,000	30,004
0.875%, 07/19/19	28,421	28,363
Federal Home Loan Mortgage Corporation (DN) 2.425%, 06/06/19	70,000	69,977
2.528%, 06/11/19	41,819	41,790
2.426%, 06/12/19	30,000	29,978
2.449%, 07/17/19	50,000	49,845
2.406%, 11/04/19	70,000	69,279

		559,233

Federal National Mortgage Association — 2.5%
Federal National Mortgage Association 2.500% (SOFRRATE+0.100%), 06/01/19 (FRN)	35,000	35,000
Federal National Mortgage Association (DN) 2.425%, 06/05/19	40,000	39,989

	Par (000)	Fair Value (000)

2.405%, 07/17/19	$ 85,000	$84,740
2.372%, 08/02/19	40,000	39,838
2.389%, 08/07/19	66,950	66,654
2.384%, 08/14/19	61,775	61,474

		327,695

Total U.S. Government Agency Obligations (Cost $6,523,448)		6,523,448
U.S. TREASURY OBLIGATIONS — 16.8%
U.S. Treasury Bills† — 11.3%
2.381%, 06/04/19	110,000	109,978
2.497%, 06/06/19	80,000	79,973
2.365%, 06/11/19	55,000	54,964
2.480%, 06/13/19	150,000	149,877
2.430%, 06/20/19	40,000	39,949
2.413%, 06/27/19	35,000	34,939
2.407%, 07/05/19	110,000	109,752
2.476%, 07/11/19	60,000	59,837
2.392%, 07/18/19	80,000	79,751
2.381%, 08/01/19	50,000	49,799
2.394%, 08/08/19	90,000	89,596
2.439%, 08/15/19	80,000	79,598
2.434%, 09/05/19	120,000	119,230
2.353%, 09/12/19	300,000	297,997
2.402%, 09/19/19	50,000	49,637
2.417%, 10/03/19	80,000	79,342

		1,484,219

U.S. Treasury Notes — 5.5%
2.324% (USBMMY3M+0.000%), 06/04/19 (FRN)	100,000	99,991
2.357% (USBMMY3M+0.033%), 06/04/19 (FRN)	150,000	150,026
2.367% (USBMMY3M+0.043%), 06/04/19 (FRN)	100,000	99,959
2.372% (USBMMY3M+0.048%), 06/04/19 (FRN)	130,000	130,016
2.384% (USBMMY3M+0.060%), 06/04/19 (FRN)	150,000	150,011
2.439% (USBMMY3M+0.115%), 06/04/19 (FRN)	90,000	89,939

		719,942

Total U.S. Treasury Obligations (Cost $2,204,161)		2,204,161

	Number
	of Shares
MONEY MARKET FUNDS — 3.1%
Invesco Government & Agency Portfolio, Institutional Class 2.311% (A)	85,000,000	85,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio,
Institutional Class 2.285% (A)	325,138,880	325,139

Total Money Market Funds (Cost $410,139)		410,139

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
REPURCHASE AGREEMENTS†† — 29.1%

Deutsche Bank Securities Inc.

2.480% (dated 05/31/19, due 06/03/19, repurchase price $125,025,833, collateralized by U.S. Treasury Notes, 2.375% to 2.875%, due 03/15/22 to 11/30/25, total value $127,500,039)	$125,000	$125,000

Goldman Sachs & Co.

2.460% (dated 05/31/19, due 06/03/19, repurchase price $650,133,250, collateralized by Federal Home Loan Mortgage Corporation Bonds and Government National Mortgage Association Bonds, 2.500% to 7.000%, due 12/15/21 to 05/20/49, total value $663,000,000) (B)	650,000	650,000

2.400% (dated 05/28/19, due 06/04/19, repurchase price $250,116,667, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.000% to 4.500%, due 02/01/39 to 10/01/48, total value $255,000,000) (B)	250,000	250,000

2.420% (dated 05/30/19, due 06/06/19, repurchase price $150,070,583, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 2.500% to 6.500%, due 08/01/24 to 01/01/49, total value $153,000,000) (B)	150,000	150,000

HSBC Securities USA

2.490% (dated 05/31/19, due 06/03/19, repurchase price $525,108,938, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.000% to 7.000%, due 02/01/26 to 04/01/49, total value $535,500,000) (C)	525,000	525,000

2.460% (dated 05/29/19, due 06/05/19, repurchase price $475,227,208, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.500% to 4.500%, due 08/01/45 to 02/01/49, total value $484,500,000) (C)	475,000	475,000

Merrill Lynch Pierce Fenner & Smith

2.480% (dated 05/31/19, due 06/03/19, repurchase price $200,041,333, collateralized by Federal Home Loan Mortgage Corporation Bonds, 4.000% to 5.000%, due 08/01/47 to 03/01/49, total value $204,000,001)	200,000	200,000

	Par (000)	Fair Value (000)

NatWest Markets Securities Inc.

2.480% (dated 05/31/19, due 06/03/19, repurchase price $550,113,667, collateralized by U.S. Treasury Bond, U.S. Treasury Inflation Adjusted Note and U.S. Treasury Notes, 0.750% to 2.750%, due 10/31/20 to 08/15/42, total value $561,116,016)	$550,000	$ 550,000

RBC Capital Markets LLC

2.460% (dated 05/31/19, due 06/03/19, repurchase price $200,041,000, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.000% to 6.500%, due 06/01/30 to 06/01/51, total value $204,041,820) (D)	200,000	200,000

2.440% (dated 05/31/19, due 06/03/19, repurchase price $125,025,417, collateralized by U.S. Treasury Notes, 2.500% to 2.625%, due 03/31/23 to 12/31/23, total value $127,525,941) (D)	125,000	125,000

2.400% (dated 05/15/19, due 06/12/19, repurchase price $150,280,000, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.000% to 6.500%, due 11/01/28 to 02/01/49, total value $153,285,600) (D)	150,000	150,000

Toronto Dominion Securities LLC

2.490% (dated 05/31/19, due 06/03/19, repurchase price $425,088,188, collateralized by Federal Home Loan Mortgage Corporation Bond, Federal National Mortgage Association Bonds and Government National Mortgage Association Bonds, 3.500% to 4.500%, due 03/20/41 to 03/20/49, total value $433,500,000)	425,000	425,000

Total Repurchase Agreements (Cost $3,825,000)		3,825,000
TOTAL INVESTMENTS — 98.7% (Cost $12,962,748)*		12,962,748
Other Assets in Excess of Liabilities — 1.3%		173,718
TOTAL NET ASSETS — 100.0%		$13,136,466

*	Cost is reported in (000). Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††

As of May 31, 2019, the total value of repurchase agreements is $3,825,000 (000) and the value of collateral received, excluding excess, is $3,825,000 (000). See Note 2 in Notes to Financial Statements.

(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
(B)	As of May 31, 2019, the total value of Goldman Sachs & Co. Repurchase Agreements is $1,050,000 (000) (collateral value of $1,071,000 (000)).
(C)	As of May 31, 2019, the total value of HSBC Securities USA Repurchase Agreements is $1,000,000 (000) (collateral value of $1,020,000 (000)).
(D)	As of May 31, 2019, the total value of RBC Capital Markets LLC Repurchase Agreements is $475,000 (000) (collateral value of $ 484,853 (000)).

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Money Market Funds	$410,139	$–	$–	$410,139

Repurchase Agreements	–	3,825,000	–	3,825,000

U.S. Government Agency Obligations	–	6,523,448	–	6,523,448

U.S. Treasury Obligations	–	2,204,161	–	2,204,161

Total Assets - Investments in Securities	$410,139	$12,552,609	$–	$12,962,748

See Notes to Financial Statements.

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 9

	Par (000)	Fair Value (000)
U.S. TREASURY OBLIGATIONS — 99.1%
U.S. Treasury Bills† — 77.6%
2.382%, 06/04/19	$120,000	$119,976
2.415%, 06/06/19	45,000	44,985
2.354%, 06/11/19	120,000	119,922
2.422%, 06/13/19	65,000	64,948
2.373%, 06/18/19	120,000	119,866
2.350%, 06/25/19	105,000	104,836
2.422%, 06/27/19	27,000	26,953
2.369%, 07/02/19	70,000	69,858
2.385%, 07/05/19	86,000	85,807
2.366%, 07/09/19	60,000	59,851
2.450%, 07/11/19	14,000	13,962
2.330%, 07/16/19	70,000	69,797
2.371%, 07/18/19	43,000	42,868
2.329%, 07/23/19	45,000	44,849
2.460%, 07/25/19	17,000	16,938
2.381%, 08/01/19	25,000	24,900
2.396%, 08/08/19	53,000	52,762
2.378%, 08/15/19	90,000	89,557
2.357%, 08/22/19	65,000	64,653
2.346%, 09/05/19	30,000	29,814
2.345%, 09/12/19	120,000	119,201
2.408%, 09/19/19	15,000	14,891
2.402%, 09/26/19	25,000	24,807
2.404%, 10/03/19	25,000	24,795
2.414%, 10/17/19	10,000	9,909
2.392%, 11/07/19	25,000	24,739
2.369%, 11/14/19	10,000	9,892

		1,495,336

U.S. Treasury Notes — 21.5%
2.324% (USBMMY3M+0.000%), 06/04/19 (FRN)	125,000	124,985
2.357% (USBMMY3M+0.033%), 06/04/19 (FRN)	115,000	115,000
2.367% (USBMMY3M+0.043%), 06/04/19 (FRN)	30,000	29,989
2.372% (USBMMY3M+0.048%), 06/04/19 (FRN)	115,000	115,019
2.384% (USBMMY3M+0.060%), 06/04/19 (FRN)	10,000	10,001
2.439% (USBMMY3M+0.115%), 06/04/19 (FRN)	20,000	19,989

		414,983

Total U.S. Treasury Obligations (Cost $1,910,319)		1,910,319

	Number of Shares	Fair Value (000)
MONEY MARKET FUND — 1.1%
Dreyfus Treasury Securities Cash Management Institutional Shares, 2.242% (A)	21,168,951	$21,169

Total Money Market Fund
(Cost $21,169)		21,169

TOTAL INVESTMENTS — 100.2%
(Cost $1,931,488)*		1,931,488

Liabilities in Excess of Other Assets — (0.2)%		(3,274)

TOTAL NET ASSETS — 100.0%		$1,928,214

*	Cost is reported in (000). Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Money Market Fund	$21,169	$–	$–	$21,169

U.S. Treasury Obligations	–	1,910,319	–	1,910,319

Total Assets - Investments in Securities	$21,169	$1,910,319	$–	$1,931,488

See Notes to Financial Statements.

P N C  T r e a s u r y  P l u s  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 9

	Par (000)	Fair Value (000)
U.S. TREASURY OBLIGATIONS — 53.5%
U.S. Treasury Bills† — 25.0%
2.378%, 06/11/19	$10,000	$9,993
2.437%, 06/13/19	20,000	19,984
2.327%, 06/25/19	15,000	14,977
2.377%, 07/02/19	10,000	9,980
2.479%, 07/11/19	4,000	3,989
2.329%, 07/23/19	15,000	14,950
2.473%, 07/25/19	5,000	4,982
2.410%, 08/08/19	5,000	4,977
2.387%, 08/22/19	15,000	14,919
2.482%, 08/29/19	5,000	4,970
2.469%, 09/12/19	5,000	4,965
2.383%, 10/31/19	5,000	4,950
2.385%, 11/07/19	5,000	4,948

		118,584

U.S. Treasury Notes — 28.5%
2.324% (USBMMY3M+0.000%), 06/04/19 (FRN)	37,000	36,998
2.357% (USBMMY3M+0.033%), 06/04/19 (FRN)	33,000	33,001
2.367% (USBMMY3M+0.043%), 06/04/19 (FRN)	10,000	9,996
2.369% (USBMMY3M+0.045%), 06/04/19 (FRN)	10,000	9,993
2.372% (USBMMY3M+0.048%), 06/04/19 (FRN)	30,000	30,007
2.384% (USBMMY3M+0.060%), 06/04/19 (FRN)	10,000	10,001
2.439% (USBMMY3M+0.115%), 06/04/19 (FRN)	5,000	4,995

		134,991

Total U.S. Treasury Obligations
(Cost $253,575)		253,575

	Number of Shares
MONEY MARKET FUND — 1.0%
Invesco Treasury Portfolio,
Institutional Class 2.311% (A)	5,037,094	5,037

Total Money Market Fund (Cost $5,037)		5,037

	Par (000)	Fair Value (000)
REPURCHASE AGREEMENTS†† — 45.6%

Goldman Sachs & Co.

2.450% (dated 05/31/19, due 06/03/19, repurchase price $46,009,392, collateralized by U.S. Treasury Notes, 1.750% to 3.125%, due 09/30/22 to 11/15/28, total value $46,920,064)	$46,000	$46,000

HSBC Securities USA

2.480% (dated 05/31/19, due 06/03/19, repurchase price $50,010,333, collateralized by U.S. Treasury Bond and U.S. Treasury Note, 1.625% to 3.000%, due 10/31/23 to 11/15/44, total value $51,000,043)	50,000	50,000

RBC Capital Markets LLC

2.440% (dated 05/31/19, due 06/03/19, repurchase price $50,010,167, collateralized by U.S. Treasury Note, 2.000%, due 06/30/24, total value $51,010,438)	50,000	50,000

Toronto Dominion Securities LLC

2.470% (dated 05/31/19, due 06/03/19, repurchase price $70,014,408, collateralized by U.S. Treasury Notes, 2.125% to 2.250%, due 04/15/22 to 05/15/22, total value $71,400,084)	70,000	70,000

Total Repurchase Agreements
(Cost $216,000)		216,000
TOTAL INVESTMENTS — 100.1%
(Cost $474,612)*		474,612
Liabilities in Excess of Other Assets — (0.1)%		(693)
TOTAL NET ASSETS — 100.0%		$473,919

*	Cost is reported in (000). Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	As of May 31, 2019, the total value of repurchase agreements is $216,000 (000) and the value of collateral received, excluding excess, is $216,000 (000). See Note 2 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

P N C  T r e a s u r y  P l u s  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Money Market Fund	$5,037	$–	$–	$5,037

Repurchase Agreements	–	216,000	–	216,000

U.S. Treasury Obligations	–	253,575	–	253,575

Total Assets - Investments in Securities	$5,037	$469,575	$–	$474,612

See Notes to Financial Statements.

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  (  0 0 0  )

M a y  3 1, 2 0 1 9

	Government Money Market Fund	Treasury Money Market Fund	Treasury Plus Money Market Fund
ASSETS
Investments in non-affiliates at fair value	$9,137,748	$1,931,488	$258,612
Investments in repurchase agreements at fair value	3,825,000	–	216,000
Cash	190,000	–	–
Receivable for shares of beneficial interest issued	159	–	–
Dividends and interest receivable	8,473	960	312
Earnings credits from Custodian	819	–	–
Prepaid expenses	39	30	37
Other assets	200	118	68

Total Assets	13,162,438	1,932,596	475,029

LIABILITIES
Payable for shares of beneficial interest redeemed	55	434	–
Dividends payable:
Class I	18,289	2,306	–
Class A	4,458	914	–
Institutional Shares	–	–	858
Investment advisory fees payable	1,660	233	58
Shareholder servicing fees payable:
Class A	510	138	–
Administration and accounting fees payable	637	125	48
Custodian fees payable	34	5	6
Transfer agent fees payable	25	14	5
Trustees’ deferred compensation payable	200	118	68
Trustees’ fees payable	29	25	18
Professional fees payable	64	61	47
Other liabilities	11	9	2

Total Liabilities	25,972	4,382	1,110

TOTAL NET ASSETS	$13,136,466	$1,928,214	$473,919

Investments in non-affiliates at cost	$9,137,748	$1,931,488	$258,612
Investments in repurchase agreements at cost	3,825,000	–	216,000

See Notes to Financial Statements.

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1,   2 0 1 9

	Government Money Market Fund	Treasury Money Market Fund	Treasury Plus Money Market Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$13,136,524	$1,928,269	$473,920

Total Distributable Earnings (Loss)	(58)	(55)	(1)

Total Net Assets	$13,136,466	$1,928,214	$473,919

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$10,500,474,190	$1,377,904,062	N/A

Class I shares outstanding	10,500,651,272	1,377,956,493	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

Total Net Assets applicable to Class A	$2,635,987,110	$550,309,716	N/A

Class A shares outstanding	2,635,978,061	550,329,524	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

Total Net Assets applicable to Institutional Shares	N/A	N/A	$473,755,889

Institutional Shares outstanding	N/A	N/A	473,761,868

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

Total Net Assets applicable to Advisor Class	$4,471	N/A	N/A

Advisor Class shares outstanding	4,474	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	N/A	N/A

Total Net Assets applicable to Advisor Shares	N/A	N/A	$163,471

Advisor Shares outstanding	N/A	N/A	163,471

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

Total Net Assets applicable to Service Shares(1)	N/A	N/A	$10

Service Shares outstanding	N/A	N/A	10

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

(1)	At May 31, 2019, net assets of the Service Shares of PNC Treasury Plus Money Market Fund represented seed capital.

See Notes to Financial Statements.

P N C  M o n e y  M a r k e t  F u nd s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1,  2 0 1 9

	Government	Treasury	Treasury Plus
	Money Market	Money Market	Money Market
	Fund	Fund	Fund
Investment Income:
Dividends	$369	$57	$27
Interest	260,846	34,920	10,923
Income from affiliate(1)	–	2	–
Total Investment Income	261,215	34,979	10,950
Expenses:
Investment advisory fees	17,510	2,351	737
Administration and accounting fees	3,397	683	249
Shareholder services fees(2)	3,066	870	–
Transfer agent fees(2)	58	39	32
Custodian fees	197	27	20
Professional fees	181	157	144
Pricing service fees	12	2	2
Printing and shareholder reports(2)	11	10	1
Registration and filing fees(2)	42	30	35
Trustees’ fees	128	112	76
Miscellaneous	218	122	83
Total Expenses	24,820	4,403	1,379
Less:
Earnings credits from custodian(3)	(1,559)	–	–
Reimbursement of expenses(1)	(17)	–	(34)
Net Expenses	23,244	4,403	1,345
Net Investment Income	237,971	30,576	9,605
Realized Gain (Loss) on Investments:
Net realized gain (loss) on investments	10	7	(1)
Net Increase in Total Net Assets Resulting from Operations	$237,981	$30,583	$9,604

(1)    See Note 3 in Notes to Financial Statements.

(2)    See Note 4 in Notes to Financial Statements for breakout of class-specific expenses.

(3)    See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

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	Government Money Market Fund		Treasury Money Market Fund		Treasury Plus Money Market Fund
	For the Years Ended		For the Years Ended		For the Years Ended
	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018(1)
Investment Activities:
Net investment income	$237,971	$106,619	$30,576	$12,684	$9,605	$5,121
Net realized gain (loss) on investments	10	(10)	7	(8)	(1)	–
Net increase in total net assets resulting from operations	237,981	106,609	30,583	12,676	9,604	5,121
Distributions to Shareholders:(2)
Class I	(205,969)	(100,312)	(21,590)	(10,491)	–	–
Class A	(32,002)	(6,221)	(8,986)	(2,185)	–	–
Advisor Class	–	–	–	–	(2)	–
Institutional Shares	–	–	–	–	(9,602)	(5,114)
Total distributions to shareholders	(237,971)	(106,533)	(30,576)	(12,676)	(9,604)	(5,114)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	13,080,047	10,284,981	2,324,749	1,525,176	–	–
Class A	4,513,160	2,368,075	2,449,087	1,005,296	–	–
Institutional Shares	–	–	–	–	1,878,223	1,186,883
Advisor Shares	–	–	–	–	133	30
Reinvestment of dividends:
Class I	11,643	1,856	373	34	–	–
Class A	835	493	604	283	–	–
Institutional Shares	–	–	–	–	2	10
Advisor Shares	–	–	–	–	2	–
Total proceeds from shares issued and reinvested	17,605,685	12,655,405	4,774,813	2,530,789	1,878,360	1,186,923
Value of shares redeemed:
Class I	(12,122,189)	(9,292,436)	(1,973,685)	(1,456,541)	–	–
Class A	(2,716,243)	(1,982,889)	(2,212,100)	(802,443)	–	–
Advisor Class	–	(4)	–	–	–	–
Institutional Shares	–	–	–	–	(1,882,355)	(1,252,280)
Advisor Shares	–	–	–	–	(2)	–
Total value of shares redeemed	(14,838,432)	(11,275,329)	(4,185,785)	(2,258,984)	(1,882,357)	(1,252,280)
Increase (decrease) in net assets from share transactions	2,767,253	1,380,076	589,028	271,805	(3,997)	(65,357)
Total increase (decrease) in net assets	2,767,263	1,380,152	589,035	271,805	(3,997)	(65,350)
Total Net Assets:
Beginning of year	10,369,203	8,989,051	1,339,179	1,067,374	477,916	543,266
End of year	$13,136,466	10,369,203 (2)	$1,928,214	1,339,179 (2)	$473,919	477,916 (2)

(1) For the period through February 28, 2018, figures represent those of PNC Advantage Institutional Money Market Fund. See Note 1 in Notes to Financial Statements.
(2) During the year ended May 31, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification Amendments. Please see Note 9 in Notes to Financial Statements.
Total Net Assets includes distributions in excess of net investment income:		$(58)		$(53)		$(1)

See Notes to Financial Statements.

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1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. As of May 31, 2019, the Trust offered for sale shares of 18 Funds (each referred to as a “Fund,” or collectively as the “Funds”). PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund are each a series of the Trust. Each of the Funds is authorized to issue various classes of shares (individually, a “Class,” collectively, the “Classes”). Each Class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the Classes are generally subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Money Market Funds, as defined below, shares of each Class are sold without a sales charge.

As of May 31, 2019, the Trust offered four categories of Funds:

Equity Funds

PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

Fund Reorganization

Effective March 1, 2018, PNC Advantage Institutional Treasury Money Market Fund was reorganized into PNC Treasury Plus Money Market Fund (the “Acquiring Fund”). The Acquiring Fund is the accounting and performance survivor after the reorganization.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is considered an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

Securities Valuation

Process and Structure

The Board of Trustees of the Trust (the “Board”) has adopted methods for valuing securities and other assets, including in circumstances in which market quotations are not readily available, and has delegated authority to PNC Capital Advisors, LLC (the “Adviser”) to apply those methods in making fair value determinations when market quotations are not readily available, subject to Board oversight. The Adviser has appointed its Pricing Committee to perform the valuation functions in accordance with the Trust’s Portfolio Security Pricing and Fair Valuation Policy and Pricing Committee Procedures (the “Procedures”). The Pricing Committee

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regularly reviews all fair value decisions, including descriptions of methodologies used to determine fair value and a report comparing subsequent actual prices with the prices determined using the Procedures. The Pricing Committee also regularly reviews pricing vendor information and market data and evaluates results of certain reviews in accordance with Rule 2a-7 under the 1940 Act (“Rule 2a-7”) on a quarterly basis. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews.

The investments of the Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates fair value in accordance with Rule 2a-7. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. No such investments held on May 31, 2019 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values (“NAV”) as determined by those funds each business day.

Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day.

Hierarchy of Fair Value Inputs

The Trust utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

• Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

• Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 —

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The valuation hierarchy of each Fund’s securities as of May 31, 2019 can be found at the end of each Fund’s Schedule of Investments.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Expenses that are common to all of the Funds in the Trust are allocated among the Funds based on a number of factors, including each Fund’s respective average net assets or other appropriate allocation methodologies, such as a fixed or equal allocation across Funds. Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated using the settled shares method which allocates to each Class based on relative daily net assets, excluding the value of subscriptions receivable. The settled shares allocation methodology is consistent with the Funds’ daily distribution rate calculation methodology. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Repurchase Agreements

Each Fund, with the exception of PNC Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at fair market value. Upon an event of default under the Master Repurchase Agreement, if the seller defaults and the value of the collateral security declines or if the seller enters an insolvency proceeding, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral security and recovery of any losses incurred.

At May 31, 2019, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2019.

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total fair market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk. Details of the counterparties and the collateral as of May 31, 2019 are included in each Fund’s Schedule of Investments.

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3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Trust pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets.

			Net
	Contractual		Effective
	Annual	Expense	Annual
	Rate	Reimbursements	Rate

Government Money Market Fund	0.15%	0.00%	0.15%

Treasury Money Market Fund	0.15%	0.00%	0.15%

Treasury Plus Money Market Fund	0.15%	0.01%	0.14%

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. As of June 1, 2018, the Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class A, Advisor Class, Advisor Shares and Service Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Class A	Advisor Class	Advisor Shares	Service Shares

Government Money Market Fund	0.44%	0.29%	N/A	N/A

Treasury Money Market Fund	0.49%	N/A	N/A	N/A

Treasury Plus Money Market Fund	N/A	N/A	0.38%	0.53%

The expense limitation agreement for the Funds listed in the table above will apply until at least September 28, 2019, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Expense Recoupment

Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the expense limitation agreements, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Class’s total annual operating expenses to exceed the amounts set forth in the tables above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than three years after the end of the fiscal year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser. Recoupment payments are limited to amounts so that after recoupment the total annual fund operating expenses are no more than the lesser of the expense cap in place at the time of the waiver or recoupment. Amounts received pursuant to voluntary waivers of fees and expense reimbursement arrangements by or with the Adviser are not subject to recoupment.

Amounts available for possible recoupment by the Adviser, along with the expiration dates, are as follows:

	Recoupment Available (000)
	2020	2021	2022	Total

Government Money Market Fund	$–	$–	$17	$17

Treasury Plus Money Market Fund	–	–	34	34

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor Class, Class A, Advisor Shares and Service Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor Class, Class A, Advisor Shares and Service Shares of the Funds in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A and Service Shares and up to 0.10% of the average daily net assets of each Fund’s Advisor Class and Advisor Shares. From time to time, the Adviser and its predecessor have contractually or voluntarily waived fees or reimbursed the Funds for expenses. The Money Market Funds suspended payment of Shareholder Servicing Fees from January 1, 2010 to December 2017. On December 15, 2017, those suspensions were lifted, and Class A, Service Class, and Advisor Class Shares became subject to shareholder servicing fees of up to 0.10%. Effective June 20, 2018, Class A and Service Class Shares became subject to shareholder servicing fees of up to 0.15% and effective September 28, 2018, Class A and Service Class Shares became subject to shareholder servicing fees of up to 0.20%. This limitation on the shareholder servicing fees of Class A and Service Class Shares is voluntary and may be removed at any time without prior notice. Total shareholder services fees paid by the PNC Money Market Funds to affiliates of the Adviser for the fiscal year ended May 31, 2019 were $3,852,599.

Trustees’ Fees

For his or her service as a Trustee of the Trust, each Trustee receives an annual fee of $126,000, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives an annual fee of $4,000 as a member of the Audit Committee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), a wholly owned subsidiary of Foreside Financial Group, LLC, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Funds based on a number of factors, including their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, The Bank of New York Mellon (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust.

BNY Mellon and the Adviser are entitled to an annual fee paid by each Fund, as follows: 0.05% of the Fund’s average aggregate net assets up to $1 billion, 0.03% of the Fund’s average aggregate net assets between $1 billion and $10 billion, and 0.01% of the Fund’s average aggregate net assets in excess of $10 billion. For their services to the Trust as Co-Administrators during the fiscal year ended May 31, 2019, approximately 0.0108% was allocated to BNY Mellon and approximately 0.0204% was allocated to the Adviser in aggregate. Total fees paid by the PNC Money Market Funds to the Adviser for the fiscal year ended May 31, 2019 were $2,802,646.

BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Money Market Funds

Pursuant to U.S. Securities and Exchange Commission (the “SEC”) rules, the Funds may invest cash balances not otherwise invested in portfolio securities to purchase shares of other money market funds offered by the Trust, or the money market funds of BlackRock Funds. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment

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companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fee paid to the Adviser by a PNC money market fund with respect to a Fund’s short-term cash reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver may be terminated at any time without prior notice.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds could be deemed to be affiliates of the Adviser.

The amount invested by PNC Treasury Money Market Fund in BlackRock Treasury Trust Fund was reduced to $0 during the fiscal year ended May 31, 2019.

Details of affiliated holdings, if any, at May 31, 2019 are included in the respective Fund’s Schedule of Investments. For the fiscal year ended May 31, 2019, the total Income from affiliate for PNC Treasury Money Market Fund was $2,005.

Dividends received from such investments are reported as “Income from affiliate” in the Fund’s Statement of Operations.

4. Custodian, Distribution/12b-1, Transfer Agent Fees and Class Specific Expenses

Custodian Fees

BNY Mellon serves as Custodian to the Trust. Prior to July 1, 2018, the Custodian fees for the Trust were calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and 0.001% of the combined average daily gross assets of the Trust in excess of $10 billion. Effective July 1, 2018, the Custodian fees for the Trust are calculated at the following annual rate: 0.002% of the first $5 billion of the combined average daily gross assets of the Trust, 0.0015% of the next $5 billion of the combined average daily gross assets of the Trust and 0.0005% of the combined average daily gross assets of the Trust in excess of $10 billion. The Custodian fees are allocated to the Trust based on each Fund’s relative average daily net assets. BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Through an arrangement with BNY Mellon, PNC Government Money Market Fund receives an earnings credit on agreed-upon target uninvested cash balances. The credit is reflected as “Earnings credits from custodian” in the Fund’s Statement of Operations for the fiscal year ended May 31, 2019.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan for Class A Shares. Pursuant to the Class A Shares plan, PNC Government Money Market Fund and PNC Treasury Money Market Fund reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of those Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than 0.00% per annum. This commitment continues through September 28, 2019, at which time the Board will consider whether to renew, revise or discontinue it.

During the fiscal year ended May 31, 2019, the 12b-1 accrual was at an annual rate of 0.00% for each of PNC Government Money Market Fund’s and PNC Treasury Money Market Fund’s Class A Shares.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Fees are allocated to the Funds based on a number of factors, including number of accounts serviced.

Class-Specific Expenses

For the fiscal year ended May 31, 2019, the following table shows the class-specific expenses borne directly by each share class of the Funds:

	Class I	Class A	Advisor Class	Institutional Shares	Advisor Shares	Service Shares	Total

Government Money Market Fund

Shareholder servicing fees	$–	$3,066	$–	$–	$–	$–	$3,066

Transfer agent fees	34	14	10	–	–	–	58

Printing and shareholder reports	5	6	–	–	–	–	11

Registration and filing fees	22	13	7	–	–	–	42

Treasury Money Market Fund

Shareholder servicing fees	$–	$870	$–	$–	$–	$–	$870

Transfer agent fees	16	23	–	–	–	–	39

Printing and shareholder reports	2	8	–	–	–	–	10

Registration and filing fees	20	10	–	–	–	–	30

Treasury Plus Money Market Fund

Transfer agent fees	$–	$–	$–	$12	$10	$10	$32

Printing and shareholder reports	–	–	–	1	–	–	1

Registration and filing fees	–	–	–	22	7	6	35

5. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold is reflected as the largest amount of tax benefit that is greater than 50 percent likely to be realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2019 and for each Fund’s open tax years (years ended May 31, 2016 through May 31, 2018) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2019 and May 31, 2018 are shown in the following table:

Ordinary Income (000)
Government Money Market Fund
2019	$228,344
2018	98,232
Treasury Money Market Fund
2019	29,059
2018	11,506
Treasury Plus Money Market Fund
2019	9,347
2018	4,779

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As of May 31, 2019, the components of total net assets on a tax basis were as follows:

		Undistributed	Capital	Late-Year	Other	Total
	Paid-in	Ordinary	Loss	Losses	Temporary	Net
	Capital	Income	Carryforward	Deferred	Differences	Assets
	(000)	(000)	(000)	(000)	(000)	(000)

Government Money Market Fund	$13,136,524	$27	–*	$–	$(85)	$13,136,466

Treasury Money Market Fund	1,928,269	– *	(2)	–	(53)	1,928,214

Treasury Plus Money Market Fund	473,920	39	(1)	–	(39)	473,919
* Amount represents less than $500.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation.

The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the accounting treatment of such amounts. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period in which the differences arise.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2019, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)

Treasury Money Market Fund	$5

At May 31, 2019, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains:

(000)

Government Money Market Fund	$–*

Treasury Money Market Fund	2

Treasury Plus Money Market Fund	1
* Amount represents less than $500.

6. Certain Principal Risks

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Management and Operational Risk. An investment in a Fund is subject to management risk because each Fund is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

7. Borrowing Arrangements

InterFund Lending

The Trust has received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund pursuant to a master interfund lending agreement. The Money Market Funds do not participate in the interfund lending program as borrowing funds or lending funds.

8. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

9. SEC-Adopted Amendments

Effective November 5, 2018, the SEC adopted “Disclosure Update and Simplification,” amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to U.S. GAAP and the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. As a result of this adoption, distributions to shareholders on the Statements of Changes in Net Assets (“SOC”) are presented in total rather than by character of the distribution. In addition, accumulated undistributed net investment income is no longer a required disclosure on the SOC.

10. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued.

On May 7, 2019, PNC Group and Federated Investors, Inc. (“Federated”) announced that PNC Capital Advisors, LLC (“PCA”) and Federated had reached a definitive agreement for Federated to acquire certain components of PCA’s investment management business. PCA currently serves as the investment adviser to each of the Funds. The proposed transaction between Federated and PCA includes proposals to reorganize each Fund into a corresponding existing or new Federated mutual fund and the transition of the PCA international equity portfolio management team from PCA to Federated.

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N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1,  2 0 1 9

Each proposed reorganization involving a Fund is subject to a number of conditions, including approval by the Board. On June 11, 2019, the Board approved an agreement and plan of reorganization for each proposed reorganization (each an “Agreement”), which provides for the transfer of the assets of each Fund to a corresponding existing or new Federated mutual fund. Shareholders of record of each Fund on August 7, 2019 will be provided an opportunity to vote on the proposed reorganization at a special shareholder meeting, expected to be held on or around November 5, 2019. The combined prospectus and proxy statement describing each reorganization, the shareholder meeting, and a discussion of the factors the Board considered in approving the Agreement is expected to be distributed to shareholders of record. Completion of the transaction between Federated and PCA and each proposed reorganization involving a Fund are subject to certain regulatory approvals and other customary conditions. If all conditions are satisfied and approvals obtained, the reorganizations are expected to be consummated in the fourth quarter of 2019.

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N O T I C E  T O  S H A R E H O L D E R S

( U n a u d i t e d )

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to its portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the website of the Trust at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

For periods prior to the quarter ending August 31, 2019, the Trust has filed complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Effective August 31, 2019, the Trust will file complete schedules of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT will be available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Fund Holdings

A monthly listing of the holdings of each of the PNC Money Market Funds can be found by visiting the website of the Trust at pncfunds.com.

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P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

PNC Funds (the “Funds”) recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

All financial companies need to share customers’ personal information to run their everyday business. This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts;

•	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the Funds.

•	Online, your name and e-mail address if you provide them; and

•	Third Parties, such as your financial intermediary in connection with your transactions, or third party data services use to verify or update personal information that you provide.

To comply with federal regulations, information the Funds receive from you or a third party will be used to verify your identity.

Disclosure of Customer Information

The Funds may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

•	As Authorized – if you request or authorize the disclosure of the information.

•

As Permitted by Law – for example, sharing information with companies that maintain or service customer accounts for the Funds or process transactions are permitted and are essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•	For Everyday Business Purposes – such as responding to court orders and legal investigations.

•

Under Joint Agreements(2) – the Funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the Funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

Except as described above, we do not share or sell such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The Funds use security measures, in compliance with federal law, to protect customer information described above from unauthorized access or use. Yet you should understand that the open nature of the internet is such that customer information may flow, without security measures, over networks connecting you to our systems and may be accessed and used by people other than those for whom the data is intended.

In addition, the Funds require service providers to the Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the Funds; and

P N C  F u n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

The Funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds. If you have any questions concerning this Notice, or about the Funds in general, please call: 1-800-622-3863.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the Funds’ shares.
(2)	The Funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

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Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

www.foreside.com

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

P.O. Box 9795 Providence, RI 02940-9795	PRESORTED STANDARD U.S. POSTAGE PAID BNY MELLON

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

One East Pratt Street

Baltimore, MD 21202

PNC FUNDS

AR-003-0619

EQUITY FUNDS
PNC Balanced Allocation Fund
PNC Emerging Markets Equity Fund
PNC International Equity Fund
PNC International Growth Fund
PNC Multi-Factor All Cap Fund
PNC Multi-Factor Large Cap
Growth Fund
PNC Multi-Factor Large Cap
Value Fund
PNC Multi-Factor Small Cap
Core Fund
PNC Multi-Factor Small Cap
Growth Fund
PNC Multi-Factor Small Cap
Value Fund
PNC Small Cap Fund
FIXED INCOME FUNDS
PNC Total Return Advantage
Fund
PNC Ultra Short Bond Fund
TAX EXEMPT BOND FUNDS
PNC Intermediate Tax Exempt
Bond Fund
PNC Tax Exempt Limited
Maturity Bond Fund
OTHER PNC FUNDS
MONEY MARKET FUNDS
PNC Government Money
Market Fund
PNC Treasury Money
Market Fund
PNC Treasury Plus Money
Market Fund

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds (individually, a “Fund,” collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

N O T F D I C I N S U R E D ● N O B A N K G U A R A N T E E ● M A Y L O S E V A L U E

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2019 The PNC Financial Services Group, Inc. All rights reserved.

Letter to Shareholders			1
Trustees and Officers of the Trust			5
Report of Independent Registered Public Accounting Firm			9
Abbreviations and Definitions for Schedules of Investments and Financial Statements			66
PNC Equity Funds
Expense Tables			53

	Fund Overview	Financial Highlights	Schedule of Investments
Balanced Allocation Fund	11	55	67
Emerging Markets Equity Fund	15	56	75
International Equity Fund	19	57	79
International Growth Fund	23	58	84
Multi-Factor All Cap Fund	27	59	88
Multi-Factor Large Cap Growth Fund	31	60	91
Multi-Factor Large Cap Value Fund	35	61	94
Multi-Factor Small Cap Core Fund	39	62	97
Multi-Factor Small Cap Growth Fund	43	63	100
Multi-Factor Small Cap Value Fund	47	64	103
Small Cap Fund	51	65	106
Statements of Assets and Liabilities			109
Statements of Operations			117
Statements of Changes in Net Assets			121
PNC Fixed Income and Tax Exempt Bond Funds
Expense Tables			139

	Fund Overview	Financial Highlights	Schedule of Investments
Total Return Advantage Fund	125	140	144
Ultra Short Bond Fund	129	141	151
Intermediate Tax Exempt Bond Fund	131	142	155
Tax Exempt Limited Maturity Bond Fund	135	143	157
Statements of Assets and Liabilities			161
Statements of Operations			165
Statements of Changes in Net Assets			169
Notes to Financial Statements			172
Notice to Shareholders			198
Proxy Voting and Quarterly Schedules of Investments			200

P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

“The U.S. economy slowed but remained in good health during the annual period...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2019

* Past performance is no guarantee of future results.

References to Fund performance throughout is the performance of Class I Shares.

Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses.

Dear Shareholders:

We are pleased to present this annual report for PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds (individually, a “Fund,” collectively, the “Funds”) for the 12 months ended May 31, 2019 (the “annual period”).

The annual period was a challenging one for PNC Funds. Escalating trade disputes, shifting central bank monetary policy, political uncertainties and geopolitical tensions weighed on investor sentiment and drove a significant uptick in market volatility across asset classes — all despite slowing, yet still solid, global economic growth. The broad U.S. equity market gained modestly, while international equity markets declined, as underpinned by solid economic data and corporate fundamentals in the United States versus less robust economic growth and foreign currency volatility internationally. The broad taxable and tax-exempt fixed income markets performed better, as investors became more risk-averse amid the heightened equity market volatility, increased concerns about global economic growth and more dovish central bank monetary policy. Not surprisingly, Class I Shares of the PNC Fixed Income Funds and PNC Tax Exempt Bond Funds posted solid positive absolute returns, outperforming the more modestly positive or negative absolute returns generated by the Class I Shares of all PNC Equity Funds during the annual period. All that said, we are investors, not traders, and as such, we maintain a long-term perspective and remain disciplined in our investment strategies as we navigate the short-term waves of market uncertainty.

On May 7, 2019, The PNC Financial Services Group, Inc. and Federated Investors, Inc. (“Federated”) announced that PNC Capital Advisors, LLC (“PCA”) and Federated had reached a definitive agreement for Federated to acquire certain components of PCA’s investment management business. PCA currently serves as the investment adviser to each of the Funds. The proposed transaction between Federated and PCA includes proposals to reorganize each Fund into a corresponding existing or new Federated mutual fund and the transition of the PCA international equity portfolio management team from PCA to Federated. Each proposed reorganization involving a Fund is subject to a number of conditions. Each Fund reorganization has been approved by the Board of Trustees of the Federated Funds and the Board of Trustees of PNC Funds. A shareholder meeting for each Fund has been called and shareholders of each PNC Fund will be asked to vote on the proposed reorganization involving their Fund. Thus, shareholders of each Fund on the record date for the shareholder meeting will receive a prospectus/proxy statement that will include important and more detailed information regarding the proposed reorganizations. Subject to shareholder approval and other customary conditions, the reorganizations are expected to be consummated in the fourth quarter of 2019.

In the meantime, you will find the financial statements and schedules of investments for each of the Funds following a synopsis of the major factors affecting the broad financial markets during the annual period.

Economic Review

The U.S. economy slowed but remained in good health during the annual period, despite concerns regarding heightened market volatility and continued policy uncertainty from the current administration, especially about trade and tariffs. In the second quarter of 2018, U.S. gross domestic product (“GDP”) came in at 4.2%, the highest quarterly growth rate since the third quarter of 2014. Third quarter 2018 U.S. GDP rose at a 3.4% quarter-over-quarter annualized rate; fourth quarter 2018 U.S. GDP then slowed to a 2.2% quarter-over-quarter annualized growth rate. U.S. GDP increased at an annualized rate of 3.1% in the first quarter of 2019, according to the “second” estimate released by the Bureau of Economic Analysis. During the annual period, unemployment hit a 49-year low of 3.6%; average hourly wages were up; and inflation, while still considered in check, had begun to rise. The U.S. Federal Open Market Committee (the “Fed”) raised its target interest rate in June, September and December 2018, the latter its ninth such move since it embarked on its current policy normalization initiative. However, in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018, the Fed changed course toward a more dovish stance in the first quarter of 2019. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. Additionally, the Fed said it expected to slow its balance sheet runoff plan beginning in May 2019 and stop it completely by September 2019.

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International economies were generally slower than that of the United States, as they were more greatly affected by trade war uncertainty. For example, toward the end of the annual period, global manufacturing Purchasing Managers Indices moderated from historically high levels in 2018, with readings for several major economies, such as France, Germany, China, Japan and the European Union, falling below the key level of 50, which distinguishes economic growth from contraction. Further, in May 2019, the International Monetary Fund cut its outlook for global economic growth in 2019 from 3.5% to 3.3%, marking the third downgrade in the prior six months. Besides the dominating trade war skirmishes, slower growth was driven in part by a variety of additional uncertainties, including Brexit, or the United Kingdom’s path out of the European Union; Italian budget woes; French anti-government protests; and the yet-unknown successor to Germany’s Angela Merkel, who will be retiring in 2021. Among the emerging economies, China, where economic growth remained strong on an absolute basis, but the rate of change appeared to be slowing in line with its government’s deleveraging push, remained a key influence. So, too, did fluctuating and ultimately declining oil prices. Against this backdrop, the Fed was not alone in backing away from monetary policy tightening, as major international central banks also shifted stance in the first months of 2019. Just two months after voting to end new bond purchases through its quantitative easing program, the European Central Bank reversed course and announced it would continue to hold interest rates below zero and also reintroduced cheap long-term loans for banks. Similarly, the Bank of Japan responded deliberately to weakening economic data by putting its interest rate hikes on hold.

Equities

U.S. equity markets, as measured by the Russell Investments Indices, generated mixed results during the annual period. Large-cap stocks, as represented by the Russell 1000® Index, led the way with a return of 3.47%, followed by mid-cap stocks, as represented by the Russell Midcap® Index, which returned 1.59%. However, small-cap stocks generally declined, with the Russell 2000® Index posting a return of -9.04%. Within U.S. equity markets, growth stocks bested value stocks across the capitalization spectrum. International equity market returns were pressured as well. Developed international equity markets, as measured by the MSCI EAFE Index, returned -5.75%, and emerging markets, as gauged by the MSCI Emerging Markets Index, posted a return of -8.70%, each in U.S. dollar terms.

U.S. and international equity markets were marked by heightened volatility, driven largely by escalating trade wars. Domestic market fundamentals, including corporate revenue and earnings growth, remained sound overall. However, the fourth quarter of 2018 saw a reversal of previous trends, with U.S. equities dropping sharply, international equities outperforming U.S. equities for the first time within the calendar year, and emerging markets outperforming both U.S. equities and international developed markets. Fears of a slowing global economy, heightening trade tensions and tightening central banks sent all markets sharply lower. Calendar year 2018 proved the worst- performing year for stock markets since 2008, and December 2018 was the worst final month of the year since the Great Depression. Following the precipitous decline, equity markets staged a strong comeback in the first quarter of 2019. Investor sentiment abruptly turned positive, leading January 2019 to become the best start to a calendar year in 30 years. A variety of factors, including easing trade relations between the United States and China, solid corporate earnings, and a move dovish Fed helped spur the snapback. U.S. equities outperformed both developed international and emerging markets equities for the first quarter. Domestic and international equity markets, both developed and emerging, maintained their positive momentum through April 2019. Such gains were largely a function of a more accommodative Fed, fading fears of a global economic growth slowdown, seemingly positive progress in trade negotiations and a better-than-consensus expected kickoff to the first quarter 2019 corporate earnings season. In May 2019, global equities declined significantly again, primarily on the lack of a trade deal with China and on the unexpected announcement by the U.S. administration of potential tariffs on Mexico.

Fixed Income

The Bloomberg Barclays U.S. Aggregate Bond Index, representing the broad U.S. fixed income market, returned 6.40% for the annual period. Early in the annual period, notable “risk-off ” events, including harsh rhetoric from the White House regarding global trade, firming of the U.S. dollar and a flare-up of political uncertainty in Italy, contributed to negative returns in several investment-grade sectors. Strong economic data and solid corporate earnings provided some counterbalance, but the overall tone was weak, especially for credit sectors. Favorable financial conditions and more robust risk appetites set the stage for a healthy rebound in credit markets during the third calendar quarter, though the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was essentially flat for the quarter, as U.S. Treasury yields moved higher. During the fourth quarter of 2018, U.S. Treasury yields rallied, while credit and other non-government bond sectors weakened as investors faced increasing uncertainty. Pressures behind fourth quarter performance included slowing economic growth, stalled trade war negotiations, falling oil prices and a Fed that was persistent about continued interest rate hikes and balance sheet tapering. Investors then piled into fixed income during the first quarter of 2019, as fears of a near-term recession eased with a change in tone by the Fed. Like equity markets, fixed income markets had experienced a dramatic “risk-off ” during the prior quarter, much of which was erased during the first few months of 2019. Similarly, in April, many of the same market conditions that supported upward momentum in the equity markets bolstered most risk assets within the fixed income asset class. In May 2019, risk assets across the various asset classes sold off, and with the renewed investor risk aversion, U.S. Treasury yields declined.

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“...we continue to encourage investors to mentally prepare for higher levels of volatility.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2019

For the annual period overall, the Bloomberg Barclays U.S. Treasury Index returned 6.28%, and the U.S. Treasury yield curve flattened. (A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.) Rates rallied, declining across the U.S. Treasury yield curve, or spectrum of maturities, but fell most at the intermediate segment of the yield curve. Two-year Treasury yields fell 45 basis points to 1.95%. (A basis point is 1/100th of a percentage point.)

Ten-year Treasury yields dropped 69 basis points to 2.14%, and long-term Treasury yields decreased 42 basis points to 2.58%. Treasury Inflation-Protected Securities (“TIPS”), as measured by the Bloomberg Barclays U.S. TIPS Index, posted a return of 4.36% during the annual period, despite an approximately 20% decline in crude oil prices during that same period. Securitized bonds generated solid positive returns as well. The Bloomberg Barclays U.S. Mortgage-Backed Securities Fixed Rate Index returned 5.51%, and the Bloomberg Barclays Asset-Backed Securities Index gained 4.58% for the annual period. Despite some volatility within the credit markets, the Bloomberg Barclays U.S. Corporate Investment Grade Index returned 7.45% during the annual period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 5.51%.

During the annual period, the tax-exempt bond market overall performed in line with the taxable fixed income market, as both the Bloomberg Barclays Municipal Bond Index and the S&P Municipal Intermediate Index each similarly returned 6.40%. Early in the annual period, slightly lower rates across most of the municipal yield curve drove positive price performance, along with marginally tighter credit risk premiums. The next four months were difficult for the municipal bond market, as rates resumed their upward trajectory, and supply, which had been sluggish, increased. That, coupled with an expected bump in seasonal selling of municipal bonds toward year-end and uncertainty as to the outcome of the U.S. mid-term elections, drove weakness. However, municipal bonds posted strong returns for the fourth quarter overall, as rates trended lower on the back of a more dovish message from the Fed and in sympathy with a flight-to-quality sentiment toward U. S. Treasuries. Also, supply/demand dynamics appeared to improve, and the results of the mid-term elections were seen as a likely positive for the tax-exempt bond market given that a split Congress would probably be unable to agree upon tax law changes but might agree on infrastructure spending. The municipal bond market showed impressive performance in the first quarter of 2019, driven by supply and demand factors that drove declining yields across the curve, especially after the March 20, 2019 Fed meeting. During the first quarter, municipal bond mutual funds experienced the strongest net inflows since 1992, attributable in part to certain high-rate taxpayers seeking substitutions for the newly curtailed state and local tax (“SALT”) deduction. In April, modest U.S. economic growth, a reasonable level of inflation, lackluster new issue supply and sound fundamentals — as well as limitations on SALT deductions — increased the value of tax-exempt income and continued to drive investors into the tax-exempt bond market. In May 2019, investors favored safe-haven assets generally, as trade tensions escalated, economic data came in modestly weaker and market expectations for Fed policy easing increased. Municipal bonds were buoyed as U.S. Treasury yields rallied sharply lower and supply/demand dynamics remained supportive during the month.

Our View Ahead

At the end of the annual period, we remained mindful of the advanced age of this business cycle and believed recession risks were rising, but we did not think the United States would likely experience a recession in 2019. Indeed, we believed the underlying fundamentals of the U.S. economy remained sound — economic and corporate earnings growth remained on solid footing, labor markets were tight, and the banking system was well capitalized. In periods of heightened volatility, it is critical to remain focused on these underlying fundamentals of the economy as well as those of the capital markets.

We believe the U.S. equity market could still move higher, and we also continue to advocate for allocations to international equities. At the same time, we continue to encourage investors to mentally prepare for higher levels of volatility. The Fed’s pause in hiking interest rates appears to have provided a welcome reprieve. However, at the end of the annual period, Brexit was still in limbo; global trade negotiations remained delicate; and investor sentiment had proven to be quickly changeable, sensitive to expectations for global economic growth and flare-ups in geopolitical risks. Further, the 2020 U.S. election cycle was already beginning to take shape. Clearly, we continue to experience a complex backdrop characterized by numerous cross-currents, but, at the end of the annual period, we thought there remained some room for broadly upward movement in the global equity markets.

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P N C  F u n d s

L E T T E R  T O  S H A R E H O L D E R S

As for monetary policy, fed funds futures had shifted to price in a greater than 75% probability of a rate cut by the end of 2019. A primary concern for the Fed was a softening toward the end of the annual period in inflationary pressures, with core personal consumption expenditure trending back below 2%. While average hourly earnings remained in a notable uptrend, broad inflation measures remained relatively subdued, despite the Fed’s stated willingness to support “symmetry” around a 2% target. Without a significant change in the economic backdrop, we expect the Fed to opt for a “time out” and remain safely on the sidelines for the remainder of this calendar year.

We thank you for having been a part of the PNC Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We have valued your ongoing confidence in us and wish you all the best in the years ahead. We will, of course, continue to serve your investment needs with the same discipline and dedication we always have, with a focus on individual security selection and careful sector allocation decisions, until this transaction with Federated is completed.

Best Regards,

Aneet Deshpande, CFA	Jennifer E. Spratley
Chief Investment Officer	President
PNC Capital Advisors, LLC	PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

4

P N C  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Dorothy A. Berry 75	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	1 registered investment company consisting of 18 portfolios	Chairman and Trustee, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
Calvin G. Butler, Jr. 50	Trustee	Since February 2018	Chief Executive Officer, Baltimore Gas and Electric Co. (“BGE”), 2014-Present; Senior Vice President of regulatory and external affairs, BGE; Senior Vice President of Corporate Affairs, ComEd.	1 registered investment company consisting of 18 portfolios	Director, BGE (utility); Director, RLI Corp. (insurance company); Director, Federal Reserve Bank of Richmond until 2017.
Mark Hancock 51	Trustee	Since October 2016	President, The Glenmore Group, LLC (consulting), 2016-present; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	1 registered investment company consisting of 18 portfolios	None
L. White Matthews, III 73	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of (privately held) Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003-2007.	1 registered investment company consisting of 18 portfolios

Director, Hyla Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

5

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Independent Trustees
Ashi S. Parikh 53	Trustee	Since February 2018	Retired; Chief Executive Officer and Chief Investment Officer, Ridgeworth Investments, LLC, 2010-2017.	1 registered investment company consisting of 18 portfolios

Director, IWG The Ohio State University Endowment Foundation; Director, Action Ministries, Inc. (poverty relief ); Trustee, Ridgeworth Funds (investment company) until 2017; Director, Ridgeworth Holdings LLC (investment company) until 2017.

Stephen M. Todd 71	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003-2010.	1 registered investment company consisting of 18 portfolios

Director, Dover Corporation (diversified multi-national manufacturing company); Director, Apergy Corporation (provider of equipment for oil and gas drilling and production); Trustee, Ancora Trust (registered investment company) until 2011.

6

P N C  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in the Fund Complex[3] Overseen by Trustee	Other Directorships held by Trustees During Past 5 Years or Longer[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 50	President Vice President	Since June 2014 From March 2010 to June 2014

Managing Director, Administration, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since 2017; Head of Fund Administration, PNC Capital Advisors, LLC 2007 to 2017; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 - 2007.

				N/A	N/A
Michael Nanosky 1900 East 9th Street, 15th Floor Cleveland, OH 44114 53	Chief Compliance Officer	Since December 2014	Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.	N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 53	Vice President Treasurer	Since June 2016 From May 2008 to August 2018	Managing Director and Director of Fund Administration, PNC Capital Advisors, LLC since 2017; Director of Financial Fund Administration, PNC Capital Advisors, LLC 2004 to 2017; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.	N/A	N/A
Michele Nahrstedt 1900 East 9th Street, 14th Floor Cleveland, OH 44114 57	Treasurer	Since August 2018	Director of Financial Fund Administration, PNC Capital Advisors, LLC since March 2018; Audit Director, Cohen & Company (accounting firm), 1999 - March 2018.	N/A	N/A
Ryan J. Frampton 1600 Market Street, 28th Floor Philadelphia, PA 19103 40	Secretary	Since December 2018	Senior Counsel, The PNC Financial Services Group, Inc. since September 2017; Pershing, LLC 2012 - September 2017 (Managing Counsel, 2016 - September 2017; Senior Counsel, 2014 - 2016; Counsel, 2012 - 2014).	N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, 1900 East 9th Street, Cleveland, OH 44114, Attention: John F. Kernan.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of the 18 portfolios of PNC Funds for which PNC Capital Advisors, LLC or any of its affiliates serves as investment adviser.

4Includes directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

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R E P O R T  O F   I N D E P E N D E N T  R E G I S T E R E D  P U B L I C  A C C O U N T I N G  F I R M

To the shareholders and Board of Trustees of PNC Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund, PNC Intermediate Tax Exempt Bond Fund, and PNC Tax Exempt Limited Maturity Bond Fund (collectively the “Funds”) (fifteen of the eighteen funds comprising PNC Funds) as of May 31, 2019, the related statements of operations for the year then ended for the Funds, the statements of changes in net assets for each of the two years in the period then ended for the Funds, and the financial highlights for each of the five years in the period then ended for the Funds, except PNC Emerging Markets Equity Fund and PNC International Growth Fund which are indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting of PNC Funds as of May 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Financial Highlights
PNC Emerging Markets Equity Fund	For the year ended May 31, 2019, 2018, and the period from March 31, 2017 (commencement of operations) through May 31, 2017
PNC International Growth Fund	For the years ended May 31, 2019, 2018, 2017, and the period from February 29, 2016 (commencement of operations) through May 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 26, 2019

We have served as the auditor of one or more affiliated investment companies of PNC Funds since 2006.

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P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N  F U N D  O V E R V I E W ( U n a u d i t e d )

Michael Coleman

Portfolio Manager

Since 2016

Aneet Deshpande, CFA

Chief Investment Officer

Managing Director,

Multi-Asset Solutions

Since 2016

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 2012

Jason Weber, CFA

Portfolio Manager

Since 2016

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small-and mid-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Balanced Allocation Fund seeks to provide long-term capital appreciation and current income by investing in a diversified portfolio of common stocks, exchange-traded funds (“ETFs”), fixed income securities and cash equivalents with varying asset allocations.

How did the Fund perform during the annual period?

During the annual period, PNC Balanced Allocation Fund returned 1.93% to Class I Shares investors and -0.01% to Class C Shares investors(1). The Fund’s benchmark, a 60% S&P 500® Index(2) and 40% Bloomberg Barclays U.S. Aggregate Bond Index(3) blend(4), returned 5.24%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 13 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

The Fund posted absolute gains, but allocation and selection effects within equity detracted from relative results during the annual period amidst a backdrop of markedly increased capital market volatility following a historically calm period in the prior fiscal year.

º

Within the equity portion of the Fund, exposure to U.S. small-cap stocks and international equities, detracted from returns relative to the S&P 500® Index during the annual period. Additionally, an overweight allocation to value-oriented stocks, established during the second half of the annual period, detracted from relative results.

●	U.S. small-cap equities and international equities significantly underperformed the S&P 500® Index during the annual period.

●	Value indices underperformed growth and core indices in both domestic and international markets during the annual period.

º

The fixed income portion of the Fund outperformed the solid positive absolute returns of the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period, driven by both allocation and selection effects, buoying relative results. During the annual period, U.S. Treasury yields across the spectrum of maturities moved lower, and the yield curve flattened, meaning the differential in yields between longer- and shorter-term maturities narrowed, and at times inverted, meaning yields on longer term maturities were lower than those on shorter-term maturities. Despite a pickup in volatility, riskier assets outperformed U.S. Treasuries during the annual period.

●

As of May 31, 2019, the Fund was allocated approximately 59% to equities, 38% to fixed income and 3% to cash, compared to approximately 59% to equities, 40% to fixed income and 1% to cash at the start of the annual period.

●

During the annual period, the Fund’s exposure to domestic and international growth equities along with core fixed income was reduced in favor of a tactical overweight to domestic value equities and cash.

º

During the annual period, approximately half of the Fund’s exposure to international growth equities, via PNC International Growth Fund, was reduced in favor of international value, via an investment in iShares MSCI EAFE Value ETF.

11

P N C   E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N    F U N D   O V E R  V I E W  ( U n a u d i t e d )

Portfolio Holdings

Asset Allocation

Equity Securities	58.5%
Fixed Income Securities	37.6
Cash	3.9
100.0%

The tables present portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Balanced Allocation Fund

Common Stocks	36.9%
Corporate Bonds	14.8
Exchange-Traded Funds	11.1
U.S. Government Agency Mortgage-Backed Obligations	9.8
U.S. Treasury Obligations	9.3
Mutual Fund	6.4
Foreign Common Stocks	4.1
Affiliated Money Market Fund	3.9
Asset-Backed Securities	2.4
Collateralized Mortgage Obligation	0.6
Commercial Mortgage-Backed Security	0.5
Transportation Revenue Bond	0.2
100.0%

12

P N C  E q u i t y  F u n d s

B A L A N C E D  A L L O C A T I O N  F U N D  O V E R V I E W  ( U n a u d i t e d )

	Average Annual Total Returns as of 05/31/19(5)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (7)	Total Net Fund Operating Expenses (7)
Class I Shares	7/10/98	1.93%		6.37%	4.58%	8.11%	5.01%	N/A	N/A		2.07%	1.07%
Class A Shares(1)	7/31/98	-3.21%		4.38%	3.27%	7.30%	4.51%	4.75%	1.00%	(6)	2.33%	1.33%
Class C Shares	4/20/00	-0.01%	(1)	5.32%	3.57%	7.03%	3.98%	N/A	1.00%		3.07%	2.07%
60/40 Hybrid of the S&P 500® Index/Bloomberg Barclays U.S. Aggregate Bond Index(4)		5.24%		8.15%	7.02%	10.03%	6.03%	N/A	N/A		N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(3)		6.40%		2.50%	2.70%	3.83%	4.80%	N/A	N/A		N/A	N/A
S&P 500® Index(2)		3.78%		11.72%	9.66%	13.95%	6.33%	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(4)

The 60/40 Hybrid of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index is a blend of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in that Class. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(6)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(7)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W     ( U n a u d i t e d )

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 2017

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Emerging Markets Equity Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of equity securities of issuers tied economically to emerging market countries.

How did the Fund perform during the annual period?

During the annual reporting period, PNC Emerging Markets Equity Fund (the “Fund”) returned -13.38% to Class I Shares investors. The Fund’s benchmark, the MSCI Emerging Markets Index(2) (the “Index”), returned -8.70%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 17 for additional detail.

What factors most significantly affected the Fund’s performance during the reporting period?

●

During the annual period, individual security selection and sector allocation decisions overall detracted from the Fund’s results relative to the Index. Top-down country allocation as a whole contributed positively, albeit modestly, to the Fund’s relative performance.

●

Security selection detracted most within the energy, health care, industrials and materials sectors. Having an overweighted allocation to health care, which was the weakest performing sector in the Index during the annual period, detracted from relative results as well.

●

Partially offsetting these detractors was effective stock selection in the consumer discretionary, financials and communication services sectors, which contributed positively. Having an allocation to cash during an annual period when the Index declined also proved beneficial.

●

From a country perspective, positioning in Taiwan, Brazil and India detracted most from the Fund’s relative results. Positioning in Argentina, Thailand and Egypt contributed most positively to the Fund’s results.

●

Among individual positions, holdings in Hong Kong-based biopharmaceutical company Sino Biopharmaceutical, South Korea-based biopharmaceutical company Medy-Tox and United Arab Emirates-based diversified health care company NMC Health detracted most from the Fund’s relative performance during the annual period.

●

Conversely, MercadoLibre, an Argentina-based online trading site operator for the Latin American markets, China Merchants Bank, a China-based commercial bank, and Globant, an Argentina-based software solutions company, contributed most positively to the Fund’s relative results during the annual period.

15

P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Emerging Markets Equity Fund

China	29.9%
South Korea	9.5
Brazil	7.9
Taiwan	6.9
Thailand	5.3
Argentina	4.5
India	4.4
Egypt	4.0
Thirteen Other Countries	25.8
Affiliated Money Market Fund	1.8
100.0%

16

P N C  E q u i t y  F u n d s

E M E R G I N G  M A R K E T S  E Q U I T Y  F U N D  O V E R V I E W   ( U n a u d i t e d )

	Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/31/17	-13.38%	N/A	N/A	N/A	6.70%	N/A	N/A	2.09%	1.26%
Class A Shares(1)	8/1/18	N/A	N/A	N/A	N/A	-13.84%	5.50%	1.00%(4)	2.35%	1.52%
Class R6 Shares	2/1/19	N/A	N/A	N/A	N/A	6.70%	N/A	N/A	2.34%	1.25%
MSCI Emerging Markets Index(2)		-8.70%	N/A	N/A	N/A	4.29%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The MSCI Emerging Markets Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S. and frontier markets. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception for Class I and Class A Shares only. The performance of Class R6 Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 1998

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Equity Fund seeks to provide long-term capital appreciation by investing in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Equity Fund (the “Fund”) returned -7.12% to Class I Shares investors and -9.01% to Class C Shares investors(1). The Fund’s benchmark, the MSCI ACWI ex USA Index(2) (the “Index”), returned -6.26%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 21 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Top-down sector allocation and country allocation decisions as a whole detracted from the Fund’s relative results during the annual period. Individual security selection overall contributed favorably to the Fund’s relative results.

•

Having an overweighted allocation to consumer discretionary, which was the weakest sector in the Index during the annual period, and having underweighted allocations to consumer staples and utilities, which each outpaced the Index during the annual period, detracted from the Fund’s relative results during the annual period. Weak stock selection within the industrials, materials and energy sectors detracted from relative results as well.

•

Partially offsetting these detractors was effective security selection within the financials, consumer discretionary and information technology sectors, which contributed most positively. Having a position in cash during an annual period when the Index declined also proved beneficial.

•

From a country perspective, individual security selection was weakest within France, Canada and Japan. Having an overweighted allocation to Austria, which underperformed the Index during the annual period, and having an underweighted allocation to Australia, which outperformed the Index during the annual period, further dampened the Fund’s relative results during the annual period. Conversely, effective security selection within Germany, Norway and South Korea buoyed the Fund’s relative results during the annual period. Having an overweighted allocation to Argentina, which outperformed the Index during the annual period, and having an underweighted allocation to China, which significantly underperformed the Index during the annual period, also added value.

•

Among individual positions, Argentina-based online trading site operator for the Latin American markets MercadoLibre, Canada-based athletic clothing retailer Lululemon Athletica and Norway-based hydrogen technology supplier NEL, each of which is not a component of the Index but significantly outperformed the Index during the annual period, contributed most positively to the Fund’s relative results during the annual period.

•

Conversely, U.K. transportation and logistics support services provider Babcock International Group and France-based chemicals company Imerys detracted most from the Fund’s relative results during the annual period. Having a position in Israel-based pharmaceutical company Teva Pharmaceutical Industries, which is not a component of the Index and which significantly underperformed the Index during the annual period, also detracted from relative results.

19

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

International Equity Fund

Japan	12.7%
United Kingdom	12.4
Germany	10.0
France	7.5
South Korea	5.7
Sweden	4.8
Switzerland	4.7
Norway	4.3
Twenty-Nine Other Countries	35.6
Affiliated Money Market Fund	2.3
100.0%

20

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  E Q U I T Y  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	8/1/97	-7.12%		8.03%	3.47%	8.79%	5.25%	N/A	N/A		0.95%	0.95%
Class A Shares(1)	8/1/97	-12.52%		5.73%	1.99%	7.87%	4.69%	5.50%	1.00	%(4)	1.32%	1.27%
Class C Shares	1/5/00	-9.01	% (1)	6.95%	2.47%	7.72%	4.25%	N/A	1.00%		2.80%	1.99%
Class R6 Shares	6/11/18	N/A		N/A	N/A	N/A	5.25%	N/A	N/A		0.97%	0.91%
MSCI ACWI ex USA Index(2)		-6.26%		6.72%	1.31%	5.80%	N/A(6)	N/A	N/A		N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The MSCI All Country World Index (“ACWI”) ex USA Index, an unmanaged index capturing larger, mid- and small-cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A and Class R6 Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched on January 1, 2001, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

21

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Martin C. Schulz

Managing Director,

International Equity

Portfolio Manager

Since 2016

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Growth Fund seeks to provide long-term capital appreciation by primarily investing in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Growth Fund (the “Fund”) returned -6.61% to Class I Shares investors and -11.95% to Class A Shares investors(1). The Fund’s benchmark, the MSCI ACWI ex USA Growth Index(2) (the “Index”), returned -5.29%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 25 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Individual security selection overall detracted most from the Fund’s relative results during the annual period. Top-down sector allocation and country allocation decisions as a whole added value to the Fund’s relative results.

●

Security selection detracted most within the industrials, energy, financials and real estate sectors. Having an underweighted allocation to consumer staples, which was the strongest sector in the Index during the annual period, dampened relative results as well.

●

Partially offsetting these detractors was security selection within the information technology, consumer discretionary and consumer staples sectors, which contributed positively. Having an underweighted allocation to materials, which lagged the Index during the annual period, and having an overweighted allocation to financials, which outpaced the Index during the annual period, also added value.

●

From a country perspective, positioning in Japan, France and Austria detracted most from Fund results during the annual period. Conversely, positioning in Argentina, China and Israel contributed most positively to Fund results.

●

Among individual positions, holdings in United Arab Emirates-based diversified health care company NMC Health and South Korea-based biopharmaceutical company Medy-Tox detracted most from the Fund’s relative performance during the annual period. Having an out-of-Index position in Sweden-based aerospace and defense company Saab, which underperformed the Index during the annual period, also detracted from relative results.

●

Conversely, positions in Argentina-based online trading site operator for the Latin American markets MercadoLibre, Canada-based athletic clothing retailer Lululemon Athletica and Norway-based hydrogen technology supplier NEL, each of which is not a component of the Index but significantly outperformed the Index during the annual period, contributed most positively to the Fund’s relative results during the annual period.

23

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

International Growth Fund

Japan	15.2%
China	7.7
Germany	7.2
Switzerland	7.2
United Kingdom	7.2
France	6.5
Canada	4.4
Singapore	4.1
Twenty-Four Other Countries	39.0
Affiliated Money Market Fund	1.5
100.0%

24

P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	2/29/16	-6.61%	8.98%	N/A	N/A	11.22%	N/A	N/A		2.60%	0.87%
Class A Shares(1)	2/29/16	-11.95%	6.83%	N/A	N/A	9.16%	5.50%	1.00	%(4)	2.86%	1.13%
Class R6 Shares	2/1/19	N/A	N/A	N/A	N/A	11.22%	N/A	N/A		2.69%	0.86%
MSCI ACWI ex USA Growth Index(2)		-5.29%	N/A	N/A	N/A	9.47%	N/A	N/A		N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The MSCI All Country World Index (“ACWI”) ex USA Growth Index is designed to measure the performance of growth companies within developed and emerging equity markets, excluding the U.S. and frontier markets. The index is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception or Class I and Class A Shares only. The performance of Class R6 Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

25

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor All Cap Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of domestic small-, mid-, and large-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor All Cap Fund (the “Fund”) returned -10.91% to Class I Shares investors and -12.67% to C Shares investors(1). The Fund’s benchmark, the Russell 3000® Index(2) (the “Index”), returned 2.50%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 29 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Through the first seven months of the annual period, value factors were weak, growth factors remained down, and our proprietary quality factor — stability of earnings — underperformed. Collectively, these factors detracted from relative investment results through the fourth quarter of 2018, though signs of strength in our quality factor emerged toward the end of the calendar year as the equity market pullback ensued. Reversing course, growth equities moved ahead of value equities in the first five months of 2019, and we saw strength across all three primary factors of our proprietary multi-factor model as the market appeared to refocus on company fundamentals. The model was most effective in January, February and April; however, we did see some pullback in March and May when investors turned their attention to macro factors.

•

The Fund underperformed the Index during the annual period, driven by both stock selection and sector allocation decisions overall. Additionally, the Fund’s overweight allocation to small-cap stocks, which significantly underperformed large-cap stocks, was a large headwind this quarter. Small-cap securities have been shown to modestly outperform large-cap securities overtime.

•

Individual security selection within the information technology, consumer discretionary, financials and materials sectors detracted most from the Fund’s relative results. Having overweight allocations to materials and industrials, which underperformed the Index during the annual period, and having underweight allocations to real estate and consumer staples, which outperformed the Index during the annual period, also detracted from relative results.

•

Partially offsetting these detractors was effective stock selection in the communication services sector, which contributed positively. There were no significant positive contributors from a sector allocation perspective during the annual period.

•

The biggest individual detractors from relative performance included, exterior building products manufacturer, Cornerstone Building Brands Inc. and chemicals producer Kraton Corp. Having an underweight allocation to the software giant, Microsoft, which performed strongly over the year also dampened relative results during the annual period.

•

Among the biggest positive individual contributors to returns were western and work gear retailer Boot Barn Holdings and mortgage insurer NMI Holdings. Having an underweight allocation to poorly performing NVIDIA Corporation, a 3-D graphics processors developer, further buoyed the Fund’s relative results during the annual period.

27

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Multi-Factor All Cap Fund

Financials	33.7%
Consumer Discretionary	16.1
Industrials	14.0
Information Technology	13.2
Health Care	5.5
Materials	3.4
Energy	3.2
Consumer Staples	3.2
Communication Services	3.1
Utilities	1.6
Master Limited Partnerships	1.5
Affiliated Money Market Fund	1.0
Real Estate	0.5
100.0%

28

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	8/1/97	-10.91%		4.73%	5.93%	11.24%	5.80%	N/A	N/A		2.24%	0.65%
Class A Shares(1)	8/1/97	-16.06%		2.50%	4.46%	10.24%	5.22%	5.50%	1.00	%(4)	2.52%	0.93%
Class C Shares	1/20/00	-12.67	% (1)	3.72%	4.91%	10.07%	4.75%	N/A	1.00%		3.24%	1.65%
Russell 3000® Index(2)		2.50%		11.55%	9.25%	13.93%	7.19%	N/A	N/A		N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 3000® Index, an unmanaged index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

29

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  G R O W T H  F U N D  O V E R  V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Large Cap Growth Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of growth-oriented domestic large-cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Large Cap Growth Fund (the “Fund”) returned 1.43% to Class I Shares investors and -0.37% to Class C Shares investors(1). The Fund’s benchmark, the Russell 1000® Growth Index(2) (the “Index”), returned 5.39%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 33 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Through the first seven months of the annual period, value factors were weak, growth factors remained down, and our proprietary quality factor — stability of earnings — underperformed. Collectively, these factors detracted from relative investment results through the fourth quarter of 2018, though signs of strength in our quality factor emerged toward the end of the calendar year as the equity market pullback ensued. Reversing course, growth equities moved ahead of value equities in the first five months of 2019, and we saw strength across all three primary factors of our proprietary multi-factor model as the market appeared to refocus on company fundamentals. The model was most effective in January, February and April; however, we did see some pullback in March and May when investors turned their attention to macro factors.

•

The Fund posted absolute gains but underperformed the Index during the annual period due primarily to stock selection. Sector allocation also detracted, albeit more modestly, from the Fund’s relative results during the annual period.

•

Stock selection in the information technology, materials and consumer discretionary sectors detracted most from the Fund’s relative results during the annual period. Having an overweight allocation to Energy, the weakest performing sector in the Index during the annual period, further dampened relative results.

•

These detractors were partially offset by effective individual stock selection in the industrials, health care and communication services sectors, which contributed positively. Overweight allocations to the financials and health care sectors, which each posted solid positive returns in the index during the annual period, also buoyed Fund results.

•

Among the biggest individual detractors from performance was an underweight position in the software giant Microsoft. Overweight positions in the oil and gas exploration and production company, Anadarko Petroleum, and the semiconductor manufacturer, Applied Materials, detracted as well.

•

The biggest positive individual contributors to returns included pharmaceuticals company, Eli Lilly and Company, and online social networking and microblogging service provider, Twitter. Having an underweight allocation to the poorly performing NVIDIA, a 3-D graphics processors developer, further buoyed the Fund’s relative results during the annual period.

31

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  G R O W T H  F U N D  O V E R  V I E W ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Multi-Factor Large Cap Growth Fund

Information Technology	29.4%
Financials	15.0
Health Care	14.1
Industrials	10.6
Consumer Discretionary	10.3
Consumer Staples	9.5
Communication Services	5.0
Materials	1.7
Energy	1.6
Exchange-Traded Fund	1.0
Affiliated Money Market Fund	0.9
Real Estate	0.9
100.0%

32

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  G R O W T H  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	12/20/89	1.43%		12.45%	10.29%	13.78%	8.09%	N/A	N/A	1.03%	0.66%
Class A Shares(1)	4/15/91	-4.39%		10.08%	8.77%	12.85%	7.61%	5.50%	1.00%(4)	1.31%	0.94%
Class C Shares	1/27/00	-0.37	% (1)	11.36%	9.29%	12.74%	7.21%	N/A	1.00%	2.03%	1.66%
Russell 1000® Growth Index(2)		5.39%		15.33%	12.33%	15.64%	9.53%	N/A	N/A	N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

33

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds Portfolio Manager Since 2009 Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Large Cap Value Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of value-oriented, domestic equity securities of large-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Large Cap Value Fund (the “Fund”) returned -5.53% to Class I Shares investors and -7.39% to Class C Shares investors(1). The Fund’s benchmark, the Russell 1000® Value Index(2) (the “Index”), returned 1.45%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 37 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

Through the first seven months of the annual period, value factors were weak, growth factors remained down, and our proprietary quality factor — stability of earnings — underperformed. Collectively, these factors detracted from relative investment results through the fourth quarter of 2018, though signs of strength in our quality factor emerged toward the end of the calendar year as the equity market pullback ensued. Reversing course, growth equities moved ahead of value equities in the first five months of 2019, and we saw strength across all three primary factors of our proprietary multi-factor model as the market appeared to refocus on company fundamentals. The model was most effective in January, February and April; however, we did see some pullback in March and May when investors turned their attention to macro factors.

•

The Fund underperformed the Index during the annual period due primarily to stock selection. Sector allocation also detracted, albeit more modestly, from the Fund’s relative results during the annual period.

•

Detracting from the Fund’s relative results most was stock selection in the information technology, financials and materials sectors. Having an overweight allocation to materials, which underperformed the Index during the annual period, and having underweight allocations to utilities and real estate, which each outpaced the Index during the annual period, also dampened the Fund’s relative performance.

•

Only partially offsetting these detractors was having an underweight allocation to energy the weakest performing sector in the Index during the annual period, which contributed most favorably to the Fund’s relative results. Effective security selection in the industrials sector and a near-benchmark neutral weighting in the consumer staples sector also added value.

•

The biggest individual detractors from the Fund’s relative returns were overweight positions in semiconductor company Micron Technology, the institutional financial services company State Street, and automobile manufacturer General Motors.

•

The most significant individual positive contributors to performance included automotive parts and accessories retailer AutoZone, waste management services provider Waste Management and pharmacy benefit management services provider Express Scripts Holding Company.

P N C  E q u i t y  F u n d s

  M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Multi-Factor Large Cap Value Fund

Financials	34.8%
Industrials	12.6
Consumer Discretionary	9.6
Information Technology	9.0
Consumer Staples	8.3
Health Care	7.2
Materials	5.2
Energy	5.1
Communication Services	4.3
Utilities	1.8
Exchange-Traded Fund	1.1
Affiliated Money Market Fund	1.0
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  L A R G E  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	7/1/94	-5.53%		3.88%	3.99%	9.48%	7.59%	N/A	N/A	1.00%	0.66%
Class A Shares(1)	8/22/94	-10.99%		1.72%	2.55%	8.59%	7.07%	5.50%	1.00%(4)	1.28%	0.94%
Class C Shares	1/27/00	-7.39	% (1)	2.91%	3.07%	8.48%	6.58%	N/A	1.00%	2.00%	1.66%
Russell 1000® Value Index(2)		1.45%		7.98%	6.53%	12.33%	9.46%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

  M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Core Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of small-cap equity securities that possess both value and growth characteristics.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Core Fund (the “Fund”) returned -11.55% to Class I Shares investors and -13.23% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned -9.04%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 41 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

The multi-factor systematic approach to stock selection used by the Fund is rooted in a variety of investment characteristics that have demonstrated, in the past, long-term outperformance, including reasonable valuations, improving fundamentals and momentum. Our process has led us to what we consider to be more stable, higher-quality stocks, with robust balance sheets, lower debt levels and less risk compared to the market. While these stocks were in favor during the market downturn of the fourth quarter of 2018, they were out of favor for much of the remainder of the annual period. When volatile and/or low-quality stocks have outperformed their more stable or trending high-quality peers, our Fund has tended to underperform. Additionally, when market trends fluctuate sharply from month to month, as we witnessed during the annual period, our models have tended to encounter a difficult time generating alpha. (The excess return of a fund relative to the return of the benchmark is a fund’s alpha.) On the positive side, our models favor larger-cap stocks within the overall small-cap universe. When the market favors the highest market caps of the group, which was the case during the annual period overall, this creates a tailwind for our process.

●	The Fund underperformed the Index during the annual period due to individual security selection and sector allocation decisions overall in approximate equal parts.

●

Detracting most from relative results was security selection within the financials, consumer discretionary, materials and consumer staples sectors. Having an underweighted allocation to utilities, the best-performing sector in the Index during the annual period, also detracted from relative results.

●

Security selection within industrials, energy and health care contributed most positively. Having a position in cash, albeit modest, during an annual period when the Index declined, also proved beneficial.

●

The greatest individual detractors from performance included development-stage biopharmaceutical company Puma Biotechnology, Internet-based postage services provider Stamps.com and weight control programs provider Weight Watchers International.

●

The biggest positive individual contributors to performance included software developer Alteryx. Having out-of-Index positions in aerospace and defense company HEICO and online dating services provider Match Group, which each significantly outperformed the Index during the annual period, also boosted the Fund’s relative results.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Core Fund

Industrials	15.3%
Financials	14.6
Health Care	13.9
Information Technology	13.8
Consumer Discretionary	13.4
Real Estate	9.0
Utilities	4.5
Communication Services	4.5
Consumer Staples	3.4
Materials	2.8
Energy	2.7
Affiliated Money Market Fund	2.1
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  C O R E  F U N D  O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/30/05	-11.55%		6.92%	6.46%	14.11%	7.47%	N/A	N/A	0.93%	0.85%
Class A Shares(1)	9/30/05	-16.62%		4.67%	4.99%	13.17%	6.76%	5.50%	1.00%(4)	1.21%	1.13%
Class C Shares(6)	9/30/05	-13.23	%(1)	6.03%	5.52%	13.18%	6.80%	N/A	1.00%	1.93%	1.85%
Class R6 Shares	6/11/18	N/A		N/A	N/A	N/A	7.46%	N/A	N/A	1.02%	0.84%
Russell 2000® Index(2)		-9.04%		9.75%	6.71%	12.84%	7.37%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small-capitalization companies based on market capitalization, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class A Shares only. The performance of Class C and Class R6 Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

(6)

Class C Shares of the Fund were initially offered from September 30, 2005 (inception) to June 4, 2012, after which C Shares were terminated. The Fund re-commenced offering Class C Shares of the Fund on October 3, 2016. Performance shown between June 5, 2012 and March 31, 2015 represents Class I Shares performance adjusted to reflect the original net fees of 1.95%. Performance between April 1, 2015 and October 2, 2016 reflect expense caps that were lowered across share all classes, and represents Class I Share performance adjusted to reflect the reduced Class C Share expense cap of 1.85%. Performance after October 2, 2016 represents Class C Share performance net of current fund expenses.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  G R O W T H  F U ND  O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Growth Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of growth-oriented small-cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Growth Fund (the “Fund”) returned -6.05% to Class I Shares investors and -7.75% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Growth Index(2) (the “Index”), returned -6.88%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 45 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

The multi-factor systematic approach to stock selection used by the Fund is rooted in a variety of investment characteristics that have demonstrated, in the past, long-term outperformance, including reasonable valuations, improving fundamentals and momentum. Our process has led us to what we consider to be more stable, higher-quality stocks, with robust balance sheets, lower debt levels and less risk compared to the market. While these stocks were in favor during the market downturn of the fourth quarter of 2018, they were out of favor for much of the remainder of the annual period. When volatile and/or low-quality stocks have outperformed their more stable or trending high-quality peers, our Fund has tended to underperform. Additionally, when market trends fluctuate sharply from month to month, as we witnessed during the annual period, our models have tended to encounter a difficult time generating alpha. (The excess return of a fund relative to the return of the benchmark is a fund’s alpha.) On the positive side, our models favor larger-cap stocks within the overall small-cap universe. When the market favors the highest market caps of the group, which was the case during the annual period overall, this creates a tailwind for our process.

•

The Fund’s absolute returns were disappointing, but Class I Shares outpaced the Index during the annual period. Security selection decisions contributed most positively to Fund performance relative to the Index during the annual period. Sector allocation decisions overall added value as well, albeit more modestly.

•

Security selection within the consumer discretionary, industrials and information technology sectors proved most effective. Having an underweighted allocation to materials, which was the second-weakest performing sector in the Index during the annual period, also contributed positively.

•

Offsetting these positive contributors was weaker security selection within the financials, communication services and consumer staples sectors, which detracted. Having an overweighted allocation to energy, which was the weakest performing sector in the Index during the annual period, also detracted from relative results.

•

Top individual contributors to Fund performance included technology services and analytics provider Fair Isaac, life science equipment developer and producer Repligen and security data and analytic software solutions provider Rapid7.

•

The biggest individual detractors from the Fund’s relative returns included medical equipment and devices company Cantel Medical and visual implants developer and manufacturer STAAR Surgical. Having an out-of-Index position in oil and gas property owner and operator Gulfport Energy, which significantly underperformed the Index during the annual period, also dampened relative results.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  G R O W T H  F U N D  O V E R V I E W   ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Growth Fund

Health Care	28.3%
Information Technology	21.3
Industrials	15.8
Consumer Discretionary	14.0
Real Estate	5.5
Consumer Staples	4.3
Communication Services	4.1
Financials	3.4
Utilities	1.7
Energy	1.0
Affiliated Money Market Fund	0.4
Materials	0.2
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  G R O W T H  F U N D  O V E R V I E W   ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	9/30/05	-6.05%		9.77%	8.48%	14.55%	7.97%	N/A	N/A	1.03%	0.85%
Class A Shares(1)	9/30/05	-11.45%		7.45%	6.99%	13.61%	7.26%	5.50%	1.00%(4)	1.31%	1.13%
Class C Shares	9/30/05	-7.75	%(1)	8.67%	7.44%	13.47%	7.32%	N/A	1.00%	2.03%	1.85%
Class R6 Shares	6/11/18	N/A		N/A	N/A	N/A	7.96%	N/A	N/A	1.16%	0.84%
Russell 2000® Growth Index(2)		-6.88%		11.72%	8.32%	13.93%	8.40%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small-company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A and Class R6 Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Portfolio Manager

Since 2005

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Value Fund seeks to provide long-term capital appreciation by investing primarily in stocks of small-cap companies that are believed to be conservatively valued.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Value Fund (the “Fund”) returned -13.78% to Class I Shares investors and -15.45% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Value Index(2) (the “Index”), returned -11.32%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 49 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

The multi-factor systematic approach to stock selection used by the Fund is rooted in a variety of investment characteristics that have demonstrated, in the past, long-term outperformance, including reasonable valuations, improving fundamentals and momentum. Our process has led us to what we consider to be more stable, higher-quality stocks, with robust balance sheets, lower debt levels and less risk compared to the market. While these stocks were in favor during the market downturn of the fourth quarter of 2018, they were out of favor for much of the remainder of the annual period. When volatile and/or low-quality stocks have outperformed their more stable or trending high-quality peers, our Fund has tended to underperform. Additionally, when market trends fluctuate sharply from month to month, as we witnessed during the annual period, our models have tended to encounter a difficult time generating alpha. (The excess return of a fund relative to the return of the benchmark is a fund’s alpha.) On the positive side, our models favor larger-cap stocks within the overall small-cap universe. When the market favors the highest market caps of the group, which was the case during the annual period overall, this creates a tailwind for our process.

•	The Fund underperformed the Index during the annual period based on a combination of security selection and sector allocation decisions overall.

•

Detracting significantly from results was security selection within the information technology, financials, real estate and consumer discretionary sectors. Having an underweighted allocation to utilities, the best-performing sector in the Index during the annual period, also detracted from relative results.

•

Security selection proved most effective within the energy, consumer staples and materials sectors. Having an allocation to cash, albeit modest, during an annual period when the Index declined, also buoyed the Fund’s relative results.

•

The biggest individual detractors included out-of-Index positions in oil and gas exploration and production company Baytex Energy and communications headsets and specialty telephone products manufacturer Plantronics, which each underperformed the Index during the annual period. Having an overweighted position in full service community bank Bank of N.T. Butterfield & Son also detracted.

•

Individual stocks having a positive impact on Fund performance included out-of-Index positions in specialty insurance company Kinsale Capital Group and natural food for pets retailer Freshpet, each of which significantly outpaced the Index during the annual period. An overweight position in the strongly performing natural gas utility company Spire also was a top positive contributor.

P N C  E q u i t y F u n d s

M U L T I - F A C T O R  S M A L L  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Multi-Factor Small Cap Value Fund

Financials	30.7%
Industrials	12.9
Information Technology	10.5
Real Estate	10.2
Consumer Discretionary	8.7
Utilities	6.4
Energy	4.6
Materials	3.8
Consumer Staples	3.6
Health Care	3.5
Communication Services	3.4
Affiliated Money Market Fund	1.3
Master Limited Partnership	0.4
100.0%

P N C   E q u i t y  F u n d s

M U L T I - F A C T O R  S M A L L  C A P  V A L U E  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)

	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	7/26/94	-13.78%		4.15%	3.93%	11.26%	9.21%	N/A	N/A	1.51%	0.86%
Class A Shares(1)	8/15/94	-18.72%		1.95%	2.49%	10.37%	8.66%	5.50%	1.00%(4)	1.79%	1.14%
Class C Shares	1/27/00	-15.45	% (1)	3.15%	2.99%	10.23%	8.19%	N/A	1.00%	2.51%	1.86%
Russell 2000® Value Index(2)		-11.32%		7.68%	5.00%	11.67%	9.60%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C   E q u i t y  F u n d s

S M A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

James E. Mineman

Managing Director and

Portfolio Manager,

Select Equity

Portfolio Manager

Since 2004

Investments in small-capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in stocks of U.S. small-cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Small Cap Fund (the “Fund”) returned -5.06% to Class I Shares investors and -6.65% to Class C Shares investors(1). The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned -9.04%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 52 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

•

While generating disappointing absolute returns, the Fund outperformed the Index during the annual period, primarily attributable to individual security selection. Sector allocation decisions as a whole also contributed positively.

•

Security selection in the consumer discretionary and industrials sectors contributed most favorably during the annual period, with security selection in the materials and health care sectors also adding value. Having an underweighted allocation to energy and health care, which were weak-performing sectors in the Index during the annual period, added further value.

•

Partially offsetting these positive contributors was security selection in the information technology and financials sectors, which detracted from relative results during the annual period. Having no exposure to utilities, the best-performing sector in the Index during the annual period, also detracted.

•

The most significant positive individual contributors to performance included out-of-Index positions in aerospace and defense company HEICO and specialty finance services provider to automobile dealers Credit Acceptance, each of which outperformed the Index during the annual period. An overweight position in vehicle suspension products manufacturer Fox Factory also was a top positive contributor to relative results.

•

The biggest individual detractor from Fund performance was an out-of-Index position in full-service regional bank Bank OZK, which significantly underperformed the Index during the annual period. Overweight positions in specialty finance company PRA Group and professional staffing company ASGN also detracted substantially from the Fund’s relative results during the annual period.

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments before short-term investments purchased with collateral from securities loaned.

Small Cap Fund

Industrials	25.3%
Financials	20.3
Consumer Discretionary	17.8
Information Technology	10.7
Health Care	8.7
Real Estate	5.5
Affiliated Money Market Fund	3.6
Materials	3.4
Communication Services	3.1
Exchange-Traded Fund	1.4
Energy	0.2
100.0%

P N C   E q u i t y  F u n d s

S M A L L  C A P  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	4/2/04	-5.06%		7.15%	5.79%	13.70%	7.62%	N/A	N/A	1.07%	0.99%
Class A Shares(1)	4/2/04	-10.54%		4.88%	4.32%	12.74%	6.93%	5.50%	1.00%(4)	1.35%	1.27%
Class C Shares	4/2/04	-6.65	% (1)	6.09%	4.77%	12.58%	6.59%	N/A	1.00%	2.07%	1.99%
Russell 2000® Index(2)		-9.04%		9.75%	6.71%	12.84%	7.61%	N/A	N/A	N/A	N/A

(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small-capitalization companies based on market capitalization, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

E X P E N S E  T A B L E S   ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2018 to May 31, 2019 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2019. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2018 to May 31, 2019).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Balanced Allocation Fund
Actual
Class I	$1,000.00	$1,034.31	0.95%	$4.82
Class A	1,000.00	1,032.36	1.21	6.13
Class C	1,000.00	1,029.07	1.95	9.86
Hypothetical(2)
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.90	1.21	6.09
Class C	1,000.00	1,015.21	1.95	9.80

Emerging Markets Equity Fund
Actual
Class I	$1,000.00	$1,024.96	1.25%	$6.31
Class A	1,000.00	1,022.85	1.51	7.62
Class R6(3)	1,000.00	985.08	1.24	4.05
Hypothetical(2)
Class I	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,017.40	1.51	7.59
Class R6(3)	1,000.00	1,018.75	1.24	6.24

	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Annual- ized Expense Ratio	Expenses Paid During Period(1)

International Equity Fund
Actual
Class I	$1,000.00	$1,024.20	0.93%	$4.69
Class A	1,000.00	1,022.72	1.25	6.30
Class C	1,000.00	1,018.64	1.97	9.91
Class R6	1,000.00	1,024.15	0.89	4.49
Hypothetical(2)
Class I	1,000.00	1,020.29	0.93	4.68
Class A	1,000.00	1,018.70	1.25	6.29
Class C	1,000.00	1,015.11	1.97	9.90
Class R6	1,000.00	1,020.49	0.89	4.48

International Growth Fund
Actual
Class I	$1,000.00	$1,044.06	0.85%	$4.33
Class A	1,000.00	1,043.86	1.11	5.66
Class R6(3)	1,000.00	1,028.59	0.84	2.80
Hypothetical(2)
Class I	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.40	1.11	5.59
Class R6(3)	1,000.00	1,020.74	0.84	4.23

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

(2)	Assumes annual return of 5% before expenses.
(3)

Actual expense calculation is based on data since commencement of operations (February 01, 2019) and Hypothetical expense calculations assume the Fund has been in existence for 183 days, and are based on data since December 1, 2018.

	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor All Cap Fund
Actual
Class I	$1,000.00	$974.65	0.65%	$3.20
Class A	1,000.00	973.04	0.93	4.57
Class C	1,000.00	969.52	1.65	8.10
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,020.29	0.93	4.68
Class C	1,000.00	1,016.70	1.65	8.30

Multi-Factor Large Cap Growth Fund
Actual
Class I	$1,000.00	$1,016.60	0.65%	$3.27
Class A	1,000.00	1,015.07	0.93	4.67
Class C	1,000.00	1,011.38	1.65	8.27
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,020.29	0.93	4.68
Class C	1,000.00	1,016.70	1.65	8.30

Multi-Factor Large Cap Value Fund
Actual
Class I	$1,000.00	$950.79	0.65%	$3.16
Class A	1,000.00	949.47	0.93	4.52
Class C	1,000.00	945.82	1.65	8.00
Hypothetical(2)
Class I	1,000.00	1,021.69	0.65	3.28
Class A	1,000.00	1,020.29	0.93	4.68
Class C	1,000.00	1,016.70	1.65	8.30

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$944.76	0.85%	$4.12
Class A	1,000.00	943.71	1.13	5.48
Class C	1,000.00	940.18	1.85	8.95
Class R6	1,000.00	944.85	0.84	4.07
Hypothetical(2)
Class I	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.30	1.13	5.69
Class C	1,000.00	1,015.71	1.85	9.30
Class R6	1,000.00	1,020.74	0.84	4.23

	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$954.01	0.85%	$4.14
Class A	1,000.00	952.83	1.13	5.50
Class C	1,000.00	949.22	1.85	8.99
Class R6	1,000.00	954.01	0.84	4.09
Hypothetical(2)
Class I	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.30	1.13	5.69
Class C	1,000.00	1,015.71	1.85	9.30
Class R6	1,000.00	1,020.74	0.84	4.23

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$954.07	0.85%	$4.14
Class A	1,000.00	952.83	1.13	5.50
Class C	1,000.00	949.37	1.85	8.99
Hypothetical(2)
Class I	1,000.00	1,020.69	0.85	4.28
Class A	1,000.00	1,019.30	1.13	5.69
Class C	1,000.00	1,015.71	1.85	9.30

Small Cap Fund
Actual
Class I	$1,000.00	$1,010.63	0.99%	$4.96
Class A	1,000.00	1,009.44	1.27	6.36
Class C	1,000.00	1,005.71	1.99	9.95
Hypothetical(2)
Class I	1,000.00	1,020.00	0.99	4.99
Class A	1,000.00	1,018.60	1.27	6.39
Class C	1,000.00	1,015.01	1.99	10.00

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Balanced Allocation Fund
	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year	$13.19	$13.81	$12.78	$13.81	$13.29	$13.25	$13.84		$12.82	$13.85	$13.34
Net Investment Income(1)	0.22	0.18	0.18	0.20	0.18	0.19	0.15		0.13	0.16	0.14
Capital gain distributions received from affiliated investments	0.12	0.01	–	–	–	0.12	0.01		–	–	–
Realized and Unrealized Gain (Loss) on Investments	(0.22)	0.83	1.07	(0.41)	0.53	(0.22)	0.84		1.08	(0.41)	0.53
Total from Investment Operations	0.12	1.02	1.25	(0.21)	0.71	0.09	1.00		1.21	(0.25)	0.67
Dividends from Net Investment Income	(0.25)	(0.17)	(0.14)	(0.22)	(0.19)	(0.23)	(0.12)		(0.11)	(0.18)	(0.16)
Distributions from Net Realized Gains	(1.32)	(1.47)	(0.08)	(0.60)	–	(1.32)	(1.47)		(0.08)	(0.60)	–
Total Dividends and Distributions	(1.57)	(1.64)	(0.22)	(0.82)	(0.19)	(1.55)	(1.59)		(0.19)	(0.78)	(0.16)
Net Asset Value, End of Year	$11.74	$13.19	$13.81	$12.78	$13.81	$11.79	$13.25		$13.84	$12.82	$13.85

Total Return†	1.93%	7.39%	9.94%	(1.43)%	5.43%	1.61%	7.22%		9.59%	(1.69)%	5.08%
Ratios/Supplemental Data
Net Assets End of Year (000)	$8,790	$9,848	$13,149	$48,965	$54,649	$8,347	$8,860		$9,375	$9,559	$10,330
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.97%	1.00%	1.21%	1.17	%(2)	1.23%	1.24%	1.28%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.34%	1.35%	1.52%	1.35%	1.52%	1.11	%(2)	0.97%	1.25%	1.07%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.82%	1.95%	1.42%	1.33%	1.15%	2.22%	2.23%		1.81%	1.60%	1.43%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.92%	0.34%	0.88%	1.16%	1.20%	0.51%	0.06%		0.39%	0.89%	0.92%
Portfolio Turnover Rate	58%	57%	88%	64%	43%	58%	57%		88%	64%	43%

	Balanced Allocation Fund
	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.99	$13.60	$12.62	$13.64	$13.16
Net Investment Income(1)	0.10	0.05	0.03	0.07	0.05
Capital gain distributions received from affiliated investments	0.12	0.01	–	–	–
Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.82	1.08	(0.40)	0.53
Total from Investment Operations	(0.01)	0.88	1.11	(0.33)	0.58
Dividends from Net Investment Income	(0.12)	(0.02)	(0.05)	(0.09)	(0.10)
Distributions from Net Realized Gains	(1.32)	(1.47)	(0.08)	(0.60)	–
Total Dividends and Distributions	(1.44)	(1.49)	(0.13)	(0.69)	(0.10)
Net Asset Value, End of Year	$11.54	$12.99	$13.60	$12.62	$13.64

Total Return†	0.88%	6.38%	8.86%	(2.31)%	4.42%

Ratios/Supplemental Data
Net Assets End of Year (000)	$449	$543	$553	$614	$688
Ratio of Expenses to Average Net Assets	1.95%	1.91%	1.92%	1.91%	1.96%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.37%	0.27%	0.57%	0.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	6.98%	2.92%	2.50%	2.27%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(4.24)%	(0.64)%	(0.31)%	0.21%	0.24%
Portfolio Turnover Rate	58%	57%	88%	64%	43%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Emerging Markets Equity Fund
	Class I					Class A
	2019		2018	2017(1)		2019(2)
Net Asset Value, Beginning of Period	$13.23		$11.09	$10.00		$12.53
Net Investment Income (Loss)(3)	0.05		0.03	0.03		(0.01)
Realized and Unrealized Gain (Loss) on Investments	(1.84)		2.17	1.04		(1.11)
Total from Investment Operations	(1.79)		2.20	1.07		(1.12)
Payment by Affiliate(3)	–	*(4)	–	0.02	(5)	–	*(4)
Dividends from Net Investment Income	(0.02)		(0.03)	–		(0.01)
Distributions from Net Realized Gains	(0.19)		(0.03)	–		(0.19)
Total Dividends and Distributions	(0.21)		(0.06)	–		(0.20)
Net Asset Value, End of Period	$11.23		$13.23	$11.09		$11.21

Total Return†	(13.38	)%(4)	19.84%	10.90	%(5)	(8.82	)%(4)
Ratios/Supplemental Data
Net Assets End of Period (000)	$11,557		$13,392	$11,107		$20
Ratio of Expenses to Average Net Assets	1.25%		1.25%	1.25%		1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.43%		0.26%	1.71%		(0.12)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.31%		2.08%	3.54%		59.58%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.63)%		(0.57)%	(0.58)%		(58.19)%
Portfolio Turnover Rate	34%		36%	7%		34%

	Emerging Markets Equity Fund
	Class R6
	2019(6)
Net Asset Value, Beginning of Period	$11.39
Net Investment Income(3)	0.03
Realized and Unrealized Gain (Loss) on Investments	(0.19)
Total from Investment Operations	(0.16)
Payment by Affiliate(3)	–	*(4)
Net Asset Value, End of Period	$11.23

Total Return†	(1.49	)%(4)
Ratios/Supplemental Data
Net Assets End of Period (000)	$ 20
Ratio of Expenses to Average Net Assets	1.24%
Ratio of Net Investment Income to Average Net Assets	0.77%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	54.63%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(52.62)%
Portfolio Turnover Rate	34%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)

Emerging Markets Equity Fund commenced operations on March 31, 2017. All ratios for the fiscal year ended May 31, 2017 have been annualized. Total return for the fiscal year ended May 31, 2017 has not been annualized.

(2)	Class A commenced operations on August 1, 2018. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Per share data calculated using average shares outstanding method.
(4)	During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
(5)	During the period ended May 31, 2017, a payment was made by the Adviser to offset a trade error in the Fund. Excluding this item, the total return would have been 10.80% for Class I Shares.
(6)	Class R6 commenced operations on February 1, 2019. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	International Equity Fund
	Class I							Class A
	2019		2018		2017	2016	2015	2019		2018		2017	2016	2015
Net Asset Value, Beginning of Year	$24.79		$21.90		$18.58	$20.61	$20.45	$24.57		$21.70		$18.42	$20.45	$20.31
Net Investment Income(1)	0.30		0.32		0.22	0.24	0.30	0.24		0.25		0.20	0.21	0.24
Realized and Unrealized Gain (Loss) on Investments	(2.12)		2.76		3.28	(1.90)	0.13	(2.11)		2.74		3.22	(1.91)	0.12
Total from Investment Operations	(1.82)		3.08		3.50	(1.66)	0.43	(1.87)		2.99		3.42	(1.70)	0.36
Payment by Affiliate(1)	–	*(2)	–	*(3)	–	–	–	–	*(2)	–	*(3)	–	–	–
Dividends from Net Investment Income	(0.23)		(0.19)		(0.18)	(0.37)	(0.27)	(0.17)		(0.12)		(0.14)	(0.33)	(0.22)
Distributions from Net Realized Gains	(0.40)		–		–	–	–	(0.40)		–		–	–	–
Total Dividends and Distributions	(0.63)		(0.19)		(0.18)	(0.37)	(0.27)	(0.57)		(0.12)		(0.14)	(0.33)	(0.22)
Net Asset Value, End of Year	$22.34		$24.79		$21.90	$18.58	$20.61	$22.13		$24.57		$21.70	$18.42	$20.45

Total Return†	(7.12	)%(2)	14.07	%(3)	19.02%	(8.02)%	2.25%	(7.43	)%(2)	13.86	%(3)	18.70%	(8.31)%	1.85%
Ratios/Supplemental Data
Net Assets End of Year (000)	$939,068		$1,334,669		$995,486	$769,692	$631,411	$58,932		$68,019		$58,740	$33,483	$18,963
Ratio of Expenses to Average Net Assets	0.94%		0.97%		0.98%	0.98%	0.98%	1.25%		1.20	%(4)	1.28%	1.27%	1.27%
Ratio of Net Investment Income to Average Net Assets	1.28%		1.35%		1.11%	1.31%	1.49%	1.01%		1.04	%(4)	1.05%	1.15%	1.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.94%		1.04%		1.06%	1.06%	1.09%	1.31%		1.33%		1.36%	1.35%	1.38%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.28%		1.28%		1.03%	1.23%	1.38%	0.95%		0.91%		0.97%	1.07%	1.12%
Portfolio Turnover Rate	28%		33%		32%	19%	29%	28%		33%		32%	19%	29%

	International Equity Fund
	Class C							Class R6
	2019		2018		2017	2016	2015	2019(5)
Net Asset Value, Beginning of Period	$23.50		$20.81		$17.66	$19.64	$19.54	$25.51
Net Investment Income (Loss)(1)	0.08		0.10		0.01	0.06	0.13	0.39
Realized and Unrealized Gain (Loss) on Investments	(2.02)		2.59		3.14	(1.80)	0.10	(2.92)
Total from Investment Operations	(1.94)		2.69		3.15	(1.74)	0.23	(2.53)
Payment by Affiliate(1)	–	*(2)	–	*(3)	–	–	–	–	*(2)
Dividends from Net Investment Income	(0.04)		–	*	– *	(0.24)	(0.13)	(0.24)
Distributions from Net Realized Gains	(0.40)		–		–	–	–	(0.40)
Total Dividends and Distributions	(0.44)		–	*	– *	(0.24)	(0.13)	(0.64)
Net Asset Value, End of Period	$21.12		$23.50		$20.81	$17.66	$19.64	$22.34

Total Return†	(8.11	)%(2)	13.00	%(3)	17.86%	(8.87)%	1.32%	(9.17	)%(2)
Ratios/Supplemental Data
Net Assets End of Period (000)	$5,895		$4,909		$3,108	$3,126	$2,566	$595,000
Ratio of Expenses to Average Net Assets	1.97%		1.96%		1.96%	1.90%	1.88%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.35%		0.46%		0.05%	0.35%	0.66%	1.76%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.52%		2.03%		2.04%	1.98%	1.99%	0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.20)%		0.39%		(0.03)%	0.27%	0.55%	1.74%
Portfolio Turnover Rate	28%		33%		32%	19%	29%	28%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the error, had no impact to the total return of the Fund.
(3)

During the fiscal year ended May 31, 2018, a payment was made by the Adviser to offset a Brazilian dividend repatriation error in the Fund. The payment, net of the error, had no impact on the total return of the Fund.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)	Class R6 commenced operations on June 11, 2018. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

	International Growth Fund
	Class I					Class A
	2019		2018	2017	2016(1)	2019		2018		2017	2016(1)
Net Asset Value, Beginning of Period	$14.79		$12.59	$10.92	$10.00	$14.80		$12.59		$10.91	$10.00
Net Investment Income(2)	0.08		0.06	0.07	0.06	0.07		0.05		0.04	0.06
Realized and Unrealized Gain (Loss) on Investments	(1.28)		2.32	1.70	0.86	(1.30)		2.31		1.73	0.85
Total from Investment Operations	(1.20)		2.38	1.77	0.92	(1.23)		2.36		1.77	0.91
Payment by Affiliate(2)	0.01	(3)	–	–	–	0.01	(3)	–		–	–
Dividends from Net Investment Income	(0.06)		(0.07)	(0.08)	–	(0.01)		(0.04)		(0.07)	–
Distributions from Net Realized Gains	(1.67)		(0.11)	(0.02)	–	(1.67)		(0.11)		(0.02)	–
Total Dividends and Distributions	(1.73)		(0.18)	(0.10)	–	(1.68)		(0.15)		(0.09)	–
Net Asset Value, End of Period	$11.87		$14.79	$12.59	$10.92	$11.90		$14.80		$12.59	$10.91

Total Return†	(6.61	)%(3)	18.97%	16.48%	9.20%	(6.83	)%(3)	18.81%		16.48%	9.10%
Ratios/Supplemental Data
Net Assets End of Period (000)	$5,412		$6,199	$6,454	$3,273	$70		$47		$38	$22
Ratio of Expenses to Average Net Assets	0.85%		0.85%	0.85%	0.85%	1.11%		1.00	%(4)	1.01%	1.12%
Ratio of Net Investment Income to Average Net Assets	0.58%		0.44%	0.62%	2.41%	0.55%		0.35	%(4)	0.36%	2.14%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	3.39%		2.58%	3.63%	6.48%	25.76%		2.74%		3.96%	6.75%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.96)%		(1.29)%	(2.16)%	(3.22)%	(24.10)%		(1.39)%		(2.59)%	(3.49)%
Portfolio Turnover Rate	54%		64%	49%	8%	54%		64%		49%	8%

	International Growth Fund
	Class R6
	2019(5)
Net Asset Value, Beginning of Period	$11.49
Net Investment Income(2)	0.07
Realized and Unrealized Gain (Loss) on Investments	0.30
Total from Investment Operations	0.37
Payment by Affiliate(2)	0.01	(3)
Net Asset Value, End of Period	$11.87

Total Return†	2.86	%(3)
Ratios/Supplemental Data
Net Assets End of Period (000)	$21
Ratio of Expenses to Average Net Assets	0.84%
Ratio of Net Investment Income to Average Net Assets	1.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	55.61%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(53.13)%
Portfolio Turnover Rate	54%

†	Total return excludes sales charge.
(1)

International Growth Fund commenced operations on February 29, 2016. All ratios for the fiscal year ended May 31, 2016 have been annualized. Total return for the fiscal year ended May 31, 2016 has not been annualized.

(2)	Per share data calculated using average shares outstanding method.
(3)

During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. Excluding this item, the total return would have been (6.76)%, (6.54)%, and 2.77% for Class I, Class A and Class R6 Shares, respectively.

(4)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.01% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)	Class R6 commenced operations on February 1, 2019. All ratios for the period have been annualized. Total return for the period has not been annualized.

See	Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor All Cap Fund
	Class I						Class A
	2019	2018	2017		2016	2015	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Year	$21.78	$18.80	$17.20		$17.52	$15.11	$21.30	$18.40		$16.83		$17.15	$14.81
Net Investment Income(1)	0.19	0.17	0.17		0.21	0.14	0.13	0.12		0.12		0.16	0.09
Realized and Unrealized Gain (Loss) on Investments	(2.55)	3.01	1.57		(0.34)	2.41	(2.49)	2.95		1.53		(0.32)	2.36
Total from Investment Operations	(2.36)	3.18	1.74		(0.13)	2.55	(2.36)	3.07		1.65		(0.16)	2.45
Dividends from Net Investment Income	(0.20)	(0.20)	(0.14)		(0.19)	(0.14)	(0.17)	(0.17)		(0.08)		(0.16)	(0.11)
Total Dividends	(0.20)	(0.20)	(0.14)		(0.19)	(0.14)	(0.17)	(0.17)		(0.08)		(0.16)	(0.11)
Net Asset Value, End of Year	$19.22	$21.78	$18.80		$17.20	$17.52	$18.77	$21.30		$18.40		$16.83	$17.15

Total Return†	(10.91)%	17.03%	10.17%		(0.74)%	16.96%	(11.17)%	16.77%		9.86%		(0.95)%	16.61%
Ratios/Supplemental Data
Net Assets End of Year (000)	$4,151	$6,653	$8,926		$24,315	$23,527	$1,962	$2,496		$2,428		$3,674	$2,860
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.87%		0.91%	0.94%	0.93%	0.88	%(2)	1.15%		1.18%	1.21%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.81%	0.92%		1.26%	0.84%	0.66%	0.58	%(2)	0.66%		0.94%	0.57%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.41%	2.24%	1.45%		1.29%	1.25%	3.46%	2.57%		1.74%		1.56%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.84)%	(0.78)%	0.34%		0.88%	0.53%	(1.87)%	(1.11)%		0.07%		0.56%	0.26%
Portfolio Turnover Rate	199%	220%	134	%(3)	57%	61%	199%	220%		134	%(3)	57%	61%
	Multi-Factor All Cap Fund
	Class C
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$19.49	$16.93	$15.53		$15.89	$13.76
Net Investment Income (Loss)(1)	(0.01)	(0.02)	(0.01)		0.05	(0.02)
Realized and Unrealized Gain (Loss) on Investments	(2.29)	2.70	1.43		(0.32)	2.20
Total from Investment Operations	(2.30)	2.68	1.42		(0.27)	2.18
Dividends from Net Investment Income	(0.01)	(0.12)	(0.02)		(0.09)	(0.05)
Total Dividends	(0.01)	(0.12)	(0.02)		(0.09)	(0.05)
Net Asset Value, End of Year	$17.18	$19.49	$16.93		$15.53	$15.89

Total Return†	(11.79)%	15.89%	9.14%		(1.68)%	15.83%
Ratios/Supplemental Data
Net Assets End of Year (000)	$143	$151	$256		$261	$260
Ratio of Expenses to Average Net Assets	1.65%	1.63%	1.85%		1.84%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.13)%	(0.06)%		0.33%	(0.14)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	15.57%	3.21%	2.47%		2.22%	2.22%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(13.97)%	(1.71)%	(0.68)%		(0.05)%	(0.44)%
Portfolio Turnover Rate	199%	220%	134	%(3)	57%	61%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

	Multi-Factor Large Cap Growth Fund
	Class I						Class A
	2019	2018	2017		2016	2015	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Year	$39.36	$32.68	$28.43		$29.47	$25.03	$38.69	$32.03		$27.89		$28.92	$24.58
Net Investment Income(1)	0.23	0.18	0.17		0.23	0.13	0.12	0.12		0.09		0.16	0.05
Realized and Unrealized Gain (Loss) on Investments	(0.67)	6.69	4.30		(1.08)	4.42	(0.65)	6.55		4.20		(1.07)	4.33
Total from Investment Operations	(0.44)	6.87	4.47		(0.85)	4.55	(0.53)	6.67		4.29		(0.91)	4.38
Dividends from Net Investment Income	(0.22)	(0.19)	(0.22)		(0.19)	(0.11)	(0.16)	(0.01)		(0.15)		(0.12)	(0.04)
Distributions from Net Realized Gains	(6.66)	–	–		–	–	(6.66)	–		–		–	–
Total Dividends and Distributions	(6.88)	(0.19)	(0.22)		(0.19)	(0.11)	(6.82)	(0.01)		(0.15)		(0.12)	(0.04)
Net Asset Value, End of Year	$32.04	$39.36	$32.68		$28.43	$29.47	$31.34	$38.69		$32.03		$27.89	$28.92

Total Return†	1.43%	21.04%	15.83%		(2.89)%	18.20%	1.16%	20.83%		15.46%		(3.15)%	17.84%

Ratios/Supplemental Data
Net Assets End of Year (000)	$80,500	$86,035	$75,156		$69,130	$82,360	$13,902	$15,685		$14,591		$27,037	$15,403
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.87%		0.93%	0.98%	0.93%	0.81	%(2)	1.14%		1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.50%	0.57%		0.81%	0.46%	0.34%	0.34	%(2)	0.31%		0.59%	0.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.94%	1.02%	1.12%		1.09%	1.04%	1.41%	1.32%		1.41%		1.39%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.13%	0.32%		0.65%	0.40%	(0.14)%	(0.17)%		0.04%		0.41%	0.10%
Portfolio Turnover Rate	188%	169%	131	%(3)	81%	63%	188%	169%		131	%(3)	81%	63%
	Multi-Factor Large Cap Growth Fund
	Class C
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$34.84	$29.05	$25.33		$26.31	$22.44
Net Investment Loss(1)	(0.13)	(0.15)	(0.10)		(0.01)	(0.10)
Realized and Unrealized Gain (Loss) on Investments	(0.66)	5.94	3.82		(0.97)	3.97
Total from Investment Operations	(0.79)	5.79	3.72		(0.98)	3.87
Distributions from Net Realized Gains	(6.66)	–	–		–	–
Total Distributions	(6.66)	–	–		–	–
Net Asset Value, End of Year	$27.39	$34.84	$29.05		$25.33	$26.31

Total Return†	0.41%	19.93%	14.69%		(3.69)%	17.20%

Ratios/Supplemental Data
Net Assets End of Year (000)	$329	$538	$617		$950	$1,311
Ratio of Expenses to Average Net Assets	1.65%	1.59%	1.82%		1.76%	1.85%
Ratio of Net Investment Loss to Average Net Assets	(0.40)%	(0.45)%	(0.38)%		(0.04)%	(0.40)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	5.51%	1.96%	2.07%		1.92%	1.88%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(4.26)%	(0.82)%	(0.63)%		(0.20)%	(0.43)%
Portfolio Turnover Rate	188%	169%	131	%(3)	81%	63%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.13% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Large Cap Value Fund
	Class I						Class A
	2019	2018	2017		2016	2015	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Year	$24.86	$23.13	$21.44		$21.96	$20.29	$24.84	$23.06		$21.38		$21.92	$20.26
Net Investment Income(1)	0.38	0.36	0.30		0.36	0.21	0.31	0.32		0.23		0.30	0.15
Realized and Unrealized Gain (Loss) on Investments	(1.74)	1.66	1.63		(0.54)	1.68	(1.73)	1.67		1.64		(0.54)	1.67
Total from Investment Operations	(1.36)	2.02	1.93		(0.18)	1.89	(1.42)	1.99		1.87		(0.24)	1.82
Dividends from Net Investment Income	(0.31)	(0.29)	(0.24)		(0.34)	(0.22)	(0.31)	(0.21)		(0.19)		(0.30)	(0.16)
Total Dividends	(0.31)	(0.29)	(0.24)		(0.34)	(0.22)	(0.31)	(0.21)		(0.19)		(0.30)	(0.16)
Net Asset Value, End of Year	$23.19	$24.86	$23.13		$21.44	$21.96	$23.11	$24.84		$23.06		$21.38	$21.92

Total Return†	(5.53)%	8.79%	9.09%		(0.80)%	9.36%	(5.79)%	8.65%		8.78%		(1.10)%	9.02%
Ratios/Supplemental Data
Net Assets End of Year (000)	$78,060	$88,628	$82,769		$77,554	$90,375	$18,122	$21,691		$22,534		$35,716	$24,613
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.87%		0.93%	0.98%	0.93%	0.81	%(2)	1.15%		1.21%	1.27%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.45%	1.32%		1.71%	1.00%	1.29%	1.29	%(2)	1.01%		1.40%	0.73%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.94%	0.99%	1.09%		1.03%	1.00%	1.31%	1.28%		1.38%		1.31%	1.30%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.27%	1.11%	1.10%		1.61%	0.98%	0.91%	0.82%		0.78%		1.30%	0.70%
Portfolio Turnover Rate	128%	122%	141	%(3)	77%	64%	128%	122%		141	%(3)	77%	64%
	Multi-Factor Large Cap Value Fund
	Class C
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$24.27	$22.64	$21.00		$21.56	$19.93
Net Investment Income(1)	0.14	0.14	0.09		0.18	0.03
Realized and Unrealized Gain (Loss) on Investments	(1.70)	1.62	1.61		(0.53)	1.66
Total from Investment Operations	(1.56)	1.76	1.70		(0.35)	1.69
Dividends from Net Investment Income	(0.19)	(0.13)	(0.06)		(0.21)	(0.06)
Total Dividends	(0.19)	(0.13)	(0.06)		(0.21)	(0.06)
Net Asset Value, End of Year	$22.52	$24.27	$22.64		$21.00	$21.56

Total Return†	(6.47)%	7.79%	8.11%		(1.64)%	8.52%
Ratios/Supplemental Data
Net Assets End of Year (000)	$232	$235	$176		$186	$212
Ratio of Expenses to Average Net Assets	1.65%	1.56%	1.77%		1.78%	1.84%
Ratio of Net Investment Income to Average Net Assets	0.57%	0.57%	0.40%		0.85%	0.15%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	10.86%	1.90%	2.00%		1.88%	1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(8.64)%	0.23%	0.17%		0.75%	0.12%
Portfolio Turnover Rate	128%	122%	141	%(3)	77%	64%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund
	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year	$27.73	$24.20	$20.46	$21.20	$18.38	$27.51	$24.01		$20.31	$21.06	$18.29
Net Investment Income(1)	0.13	0.07	0.10	0.11	0.06	0.07	0.02		0.03	0.05	– *
Realized and Unrealized Gain (Loss) on Investments	(3.51)	3.84	3.77	(0.79)	2.80	(3.47)	3.80		3.74	(0.78)	2.79
Total from Investment Operations	(3.38)	3.91	3.87	(0.68)	2.86	(3.40)	3.82		3.77	(0.73)	2.79
Dividends from Net Investment Income	(0.19)	(0.06)	(0.13)	(0.04)	(0.04)	(0.13)	–		(0.07)	–	(0.02)
Distributions from Net Realized Gains	(1.76)	(0.32)	–	(0.02)	–	(1.76)	(0.32)		–	(0.02)	–
Total Dividends and Distributions	(1.95)	(0.38)	(0.13)	(0.06)	(0.04)	(1.89)	(0.32)		(0.07)	(0.02)	(0.02)
Net Asset Value, End of Year	$22.40	$27.73	$24.20	$20.46	$21.20	$22.22	$27.51		$24.01	$20.31	$21.06

Total Return†	(11.55)%	16.22%	18.91%	(3.20)%	15.59%	(11.77)%	15.96%		18.58%	(3.48)%	15.25%

Ratios/Supplemental Data
Net Assets End of Year (000)	$228,654	$417,276	$269,061	$112,055	$60,168	$42,794	$99,368		$93,305	$71,831	$56,528
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.93%	1.13%	1.07	%(2)	1.15%	1.12%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.28%	0.41%	0.56%	0.32%	0.29%	0.06	%(2)	0.15%	0.27%	0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.94%	0.97%	1.14%	1.19%	1.22%	1.34%	1.27%		1.43%	1.46%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.41%	0.16%	0.12%	0.22%	0.03%	0.08%	(0.14)%		(0.13)%	(0.07)%	(0.28)%
Portfolio Turnover Rate	81%	68%	82%	77%	92%	81%	68%		82%	77%	92%

	Multi-Factor Small Cap Core Fund
	Class C			Class R6
	2019	2018	2017(3)	2019(4)
Net Asset Value, Beginning of Period	$27.46	$24.15	$22.10	$28.33
Net Investment Income (Loss)(1)	(0.12)	(0.19)	(0.11)	0.19
Realized and Unrealized Gain (Loss) on Investments	(3.44)	3.82	2.29	(4.17)
Total from Investment Operations	(3.56)	3.63	2.18	(3.98)
Dividends from Net Investment Income	–	–	(0.13)	(0.19)
Distributions from Net Realized Gains	(1.76)	(0.32)	–	(1.76)
Total Dividends and Distributions	(1.76)	(0.32)	(0.13)	(1.95)
Net Asset Value, End of Period	$22.14	$27.46	$24.15	$22.40

Total Return†	(12.42)%	15.08%	9.86%	(13.42)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,112	$1,257	$599	$35,495
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.87%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49)%	(0.71)%	(0.71)%	0.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	4.13%	1.97%	2.18%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(2.77)%	(0.83)%	(1.02)%	0.68%
Portfolio Turnover Rate	81%	68%	82%	81%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

Class C ceased operations on June 4, 2012 and re-commenced operations on October 3, 2016; therefore, no information is presented for the 2013 through 2016 fiscal years. All ratios for the fiscal year ended May 31, 2017 have been annualized. Total return for the fiscal year ended May 31, 2017 has not been annualized.

(4)	Class R6 commenced operations on June 11, 2018. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Multi-Factor Small Cap Growth Fund
	Class I						Class A
	2019		2018	2017	2016	2015	2019		2018		2017	2016	2015
Net Asset Value, Beginning of Year	$26.37		$23.01	$19.64	$20.91	$18.41	$25.82		$22.53		$19.29	$20.58	$18.17
Net Investment Income (Loss)(1)	(0.03)		(0.07)	0.11	0.01	(0.04)	(0.10)		(0.12)		0.05	(0.05)	(0.09)
Realized and Unrealized Gain (Loss) on Investments	(1.97)		4.63	3.26	(0.75)	3.25	(1.93)		4.54		3.19	(0.74)	3.21
Total from Investment Operations	(2.00)		4.56	3.37	(0.74)	3.21	(2.03)		4.42		3.24	(0.79)	3.12
Payment by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–		–	–	–
Dividends from Net Investment Income	–		(0.10)	–	(0.03)	–	–		(0.03)		–	–	– *
Distributions from Net Realized Gains	(3.82)		(1.10)	–	(0.50)	(0.71)	(3.82)		(1.10)		–	(0.50)	(0.71)
Total Dividends and Distributions	(3.82)		(1.20)	–	(0.53)	(0.71)	(3.82)		(1.13)		–	(0.50)	(0.71)
Net Asset Value, End of Year	$20.55		$26.37	$23.01	$19.64	$20.91	$19.97		$25.82		$22.53	$19.29	$20.58

Total Return†	(6.05	)%(2)	20.21%	17.16%	(3.63)%	17.83%	(6.30	)%(2)	20.00%		16.80%	(3.87)%	17.51%

Ratios/Supplemental Data
Net Assets End of Year (000)	$84,349		$102,142	$94,220	$49,112	$17,115	$36,866		$49,977		$44,020	$37,139	$23,806
Ratio of Expenses to Average Net Assets	0.85%		0.85%	0.85%	0.85%	0.93%	1.13%		1.07	%(3)	1.15%	1.12%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%		(0.27)%	0.53%	0.06%	(0.20)%	(0.41)%		(0.49	)%(3)	0.23%	(0.24)%	(0.47)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.99%		1.08%	1.27%	1.45%	1.56%	1.37%		1.38%		1.57%	1.72%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.28)%		(0.50)%	0.11%	(0.54)%	(0.83)%	(0.65)%		(0.80)%		(0.19)%	(0.84)%	(1.12)%
Portfolio Turnover Rate	96%		92%	94%	66%	82%	96%		92%		94%	66%	82%

	Multi-Factor Small Cap Growth Fund
	Class C						Class R6
	2019		2018	2017	2016	2015	2019(4)
Net Asset Value, Beginning of Period	$24.80		$21.83	$18.82	$20.22	$17.98	$27.09
Net Investment Loss(1)	(0.26)		(0.29)	(0.10)	(0.16)	(0.22)	(0.01)
Realized and Unrealized Gain (Loss) on Investments	(1.86)		4.36	3.11	(0.74)	3.17	(2.71)
Total from Investment Operations	(2.12)		4.07	3.01	(0.90)	2.95	(2.72)
Payment by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)
Distributions from Net Realized Gains	(3.82)		(1.10)	–	(0.50)	(0.71)	(3.82)
Total Dividends and Distributions	(3.82)		(1.10)	–	(0.50)	(0.71)	(3.82)
Net Asset Value, End of Period	$18.86		$24.80	$21.83	$18.82	$20.22	$20.55

Total Return†	(6.99	)%(2)	19.02%	15.99%	(4.49)%	16.74%	(8.41	)%(2)

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,988		$7,113	$8,568	$7,595	$1,318	$5,090
Ratio of Expenses to Average Net Assets	1.85%		1.85%	1.85%	1.77%	1.87%	0.84%
Ratio of Net Investment Loss to Average Net Assets	(1.13)%		(1.25)%	(0.47)%	(0.84)%	(1.16)%	(0.06)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.53%		2.09%	2.28%	2.37%	2.42%	1.35%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.81)%		(1.49)%	(0.90)%	(1.44)%	(1.71)%	(0.57)%
Portfolio Turnover Rate	96%		92%	94%	66%	82%	96%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.
(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)	Class R6 commenced operations on June 11, 2018. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund
	Class I						Class A
	2019		2018	2017	2016	2015	2019		2018		2017	2016	2015
Net Asset Value, Beginning of Year	$24.94		$22.18	$19.89	$21.47	$19.08	$22.90		$20.38		$18.32	$19.81	$17.62
Net Investment Income(1)	0.33		0.34	0.43	0.49	0.42	0.24		0.26		0.34	0.40	0.34
Realized and Unrealized Gain (Loss) on Investments	(3.81)		2.92	2.42	(1.68)	2.16	(3.48)		2.70		2.22	(1.56)	1.99
Total from Investment Operations	(3.48)		3.26	2.85	(1.19)	2.58	(3.24)		2.96		2.56	(1.16)	2.33
Payment by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–		–	–	–
Dividends from Net Investment Income	(0.41)		(0.50)	(0.56)	(0.39)	(0.19)	(0.37)		(0.44)		(0.50)	(0.33)	(0.14)
Total Dividends	(0.41)		(0.50)	(0.56)	(0.39)	(0.19)	(0.37)		(0.44)		(0.50)	(0.33)	(0.14)
Net Asset Value, End of Year	$21.05		$24.94	$22.18	$19.89	$21.47	$19.29		$22.90		$20.38	$18.32	$19.81

Total Return†	(13.78	)%(2)	14.82%	14.13%	(5.49)%	13.57%	(14.00	)%(2)	14.61%		13.79%	(5.79)%	13.26%
Ratios/Supplemental Data
Net Assets End of Year (000)	$8,811		$14,070	$16,608	$13,442	$16,038	$8,177		$11,225		$12,037	$11,351	$13,454
Ratio of Expenses to Average Net Assets	0.86%		0.86%	0.86%	0.85%	1.02%	1.14%		1.06	%(3)	1.15%	1.12%	1.30%
Ratio of Net Investment Income to Average Net Assets	1.42%		1.43%	1.94%	2.49%	2.04%	1.10%		1.21	%(3)	1.68%	2.21%	1.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.57%		1.56%	1.60%	1.63%	1.55%	1.95%		1.84%		1.89%	1.90%	1.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.71%		0.73%	1.20%	1.71%	1.51%	0.29%		0.43%		0.94%	1.43%	1.26%
Portfolio Turnover Rate	89%		93%	106%	105%	94%	89%		93%		106%	105%	94%
	Multi-Factor Small Cap Value Fund
	Class C
	2019		2018	2017	2016	2015
Net Asset Value, Beginning of Year	$20.30		$18.12	$16.35	$17.72	$15.76
Net Investment Income(1)	0.08		0.11	0.19	0.25	0.19
Realized and Unrealized Gain (Loss) on Investments	(3.06)		2.37	1.96	(1.38)	1.80
Total from Investment Operations	(2.98)		2.48	2.15	(1.13)	1.99
Payment by Affiliate(1)	–	*(2)	–	–	–	–
Dividends from Net Investment Income	(0.21)		(0.30)	(0.38)	(0.24)	(0.03)
Total Dividends	(0.21)		(0.30)	(0.38)	(0.24)	(0.03)
Net Asset Value, End of Year	$17.11		$20.30	$18.12	$16.35	$17.72

Total Return†	(14.60	)%(2)	13.74%	13.00%	(6.30)%	12.67%

Ratios/Supplemental Data
Net Assets End of Year (000)	$604		$852	$1,258	$1,550	$1,511
Ratio of Expenses to Average Net Assets	1.86%		1.79%	1.81%	1.75%	1.94%
Ratio of Net Investment Income to Average Net Assets	0.40%		0.58%	1.07%	1.57%	1.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	5.41%		2.49%	2.56%	2.53%	2.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(3.15)%		(0.12)%	0.32%	0.79%	0.58%
Portfolio Turnover Rate	89%		93%	106%	105%	94%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.
(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,
u n l e s s o t h e r w i s e i n d i c a t e d

	Small Cap Fund
	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year	$24.77	$22.79	$21.07	$22.53	$20.21	$23.83	$22.05		$20.44	$21.90	$19.69
Net Investment Income (Loss)(1)	0.06	(0.02)	– *	(0.03)	0.07	(0.01)	(0.07)		(0.06)	(0.10)	– *
Realized and Unrealized Gain (Loss) on Investments	(2.11)	4.45	1.72	(1.17)	2.68	(2.05)	4.30		1.67	(1.13)	2.63
Total from Investment Operations	(2.05)	4.43	1.72	(1.20)	2.75	(2.06)	4.23		1.61	(1.23)	2.63
Dividends from Net Investment Income	–	–	–	(0.03)	(0.01)	–	–		–	–	–
Distributions from Net Realized Gains	(4.86)	(2.45)	–	(0.23)	(0.42)	(4.86)	(2.45)		–	(0.23)	(0.42)
Total Dividends and Distributions	(4.86)	(2.45)	–	(0.26)	(0.43)	(4.86)	(2.45)		–	(0.23)	(0.42)
Net Asset Value, End of Year	$17.86	$24.77	$22.79	$21.07	$22.53	$16.91	$23.83		$22.05	$20.44	$21.90

Total Return†	(5.06)%	19.78%	8.16%	(5.34)%	13.78%	(5.33)%	19.52%		7.88%	(5.62)%	13.50%
Ratios/Supplemental Data
Net Assets End of Year (000)	$243,739	$511,204	$794,173	$1,045,985	$565,795	$24,509	$40,545		$45,033	$65,491	$68,302
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%	1.27%	1.22	%(2)	1.24%	1.28%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	(0.07)%	0.00%	(0.16)%	0.32%	(0.05)%	(0.32	)%(2)	(0.29)%	(0.48)%	(0.02)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.13%	1.07%	1.08%	1.10%	1.15%	1.49%	1.32%		1.34%	1.39%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.12%	(0.15)%	(0.09)%	(0.27)%	0.16%	(0.27)%	(0.42)%		(0.39)%	(0.59)%	(0.18)%
Portfolio Turnover Rate	37%	24%	42%	15%	23%	37%	24%		42%	15%	23%

	Small Cap Fund
	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$21.22	$20.02	$18.69	$20.17	$18.29
Net Investment Loss(1)	(0.13)	(0.23)	(0.20)	(0.21)	(0.13)
Realized and Unrealized Gain (Loss) on Investments	(1.91)	3.88	1.53	(1.04)	2.43
Total from Investment Operations	(2.04)	3.65	1.33	(1.25)	2.30
Distributions from Net Realized Gains	(4.86)	(2.45)	–	(0.23)	(0.42)
Total Distributions	(4.86)	(2.45)	–	(0.23)	(0.42)
Net Asset Value, End of Year	$14.32	$21.22	$20.02	$18.69	$20.17

Total Return†	(5.97)%	18.56%	7.12%	(6.21)%	12.72%
Ratios/Supplemental Data
Net Assets End of Year (000)	$9,245	$17,717	$21,688	$28,220	$21,015
Ratio of Expenses to Average Net Assets	1.99%	1.99%	1.99%	1.95%	1.95%
Ratio of Net Investment Loss to Average Net Assets	(0.73)%	(1.08)%	(1.02)%	(1.12)%	(0.66)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.35%	2.07%	2.08%	2.06%	2.11%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.09)%	(1.16)%	(1.11)%	(1.23)%	(0.82)%
Portfolio Turnover Rate	37%	24%	42%	15%	23%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.02% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  F u n d s

A B B R E V I A T I O N S A N D D E F I N I T I O N S F O R S C H E D U L E S O F I N V E S T M E N T S

  A N D  F I N A N C I A L  S T A T E M E N T S

Schedules of Investments:

ADR — American Depositary Receipt

AGM — Assured Guaranty Municipal

Cl — Class

DAC — Designated Activity Company

ETF — Exchange-Traded Fund

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GMTN — Global Multi-Currency Notes

GNMA — Government National Mortgage Association

GO — General Obligation

JSC — Joint Stock Company

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PCL — Public Company Limited

PJSC — Public Joint Stock Company

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

RB — Revenue Bond

REIT — Real Estate Investment Trust

US0003M — ICE LIBOR USD 3 Month

USISDA05 — USD ICE Swap Rate 11:00 am NY 1

USSW5 — USD Swap Semi 30/360 5 year

VRDN —

Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2019, and the date shown is the next reset or put date. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description. Certain variable rate demand notes are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

Financial Statements:

— Amounts designated as “ — “ are either zero or round to zero.

See Notes to Financial Statements.

P N C  B a l a n c e d   A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 37.0%
Communication Services — 2.5%
Alphabet, Cl A*	76	$84
Boingo Wireless*	105	2
Care.com*	228	3
Cogent Communications Holdings	80	5
Comcast, Cl A	3,054	125
Discovery, Cl A*	613	17
Facebook, Cl A*	322	57
Madison Square Garden, Cl A*	48	14
Match Group*	81	6
Omnicom Group	667	52
Shenandoah Telecommunications	88	3
Verizon Communications	1,419	77

		445

Consumer Discretionary — 3.7%
Aaron’s	67	4
Amazon.com*	59	105
AutoZone*	20	21
Bright Horizons Family Solutions*	44	6
Burlington Stores*	104	16
Cavco Industries*	33	5
Churchill Downs	72	7
Darden Restaurants	145	17
Dine Brands Global	52	5
Dollar General	200	25
Dorman Products*	204	17
Five Below*	175	23
Fox Factory Holding*	191	13
Home Depot	713	135
Hooker Furniture	96	3
Installed Building Products*	171	9
iRobot*	71	6
LCI Industries	135	11
Lithia Motors, Cl A	92	10
McDonald’s	602	119
Ollie’s Bargain Outlet Holdings*	76	7
Oxford Industries	29	2
Sally Beauty Holdings*	280	4
Steven Madden	132	4
Target	690	56
Texas Roadhouse	55	3
Williams-Sonoma	110	6
Wingstop	66	5

		644

Consumer Staples — 2.6%
Altria Group	781	38
Church & Dwight	320	24
Costco Wholesale	104	25
Kimberly-Clark	518	66
Lancaster Colony	38	5
PepsiCo	849	109
Procter & Gamble	1,623	167
Sprouts Farmers Market*	178	4
Sysco	235	16

	Number of Shares	Fair Value (000)

WD-40	35	$6

		460

Energy — 0.7%
Chevron	440	50
ConocoPhillips	961	57
CVR Energy	95	4
KLX Energy Services Holdings*	48	1
Southwestern Energy*	1,105	4
Tallgrass Energy LP	147	3

		119

Financials — 8.1%
Allegiance Bancshares*	111	4
Allstate	500	48
Ameriprise Financial	408	56
AMERISAFE	111	7
Artisan Partners Asset Management, Cl A	197	5
BancorpSouth Bank	113	3
Bank of America	5,157	137
BB&T	1,091	51
Cathay General Bancorp	108	4
Credit Acceptance*	41	19
Cullen	472	43
Diamond Hill Investment Group*	30	4
E*TRADE Financial	454	20
First Financial Bancorp	148	3
First Financial Bankshares	71	4
First Horizon National	213	3
First Merchants	75	3
Home BancShares	366	7
Huntington Bancshares	6,729	85
JPMorgan Chase	1,626	172
LegacyTexas Financial Group	230	8
M&T Bank	290	46
Marsh & McLennan	510	49
Mastercard, Cl A	152	38
Nasdaq	512	46
National General Holdings	426	10
Northwest Bancshares	187	3
Old National Bancorp	248	4
Pacific Premier Bancorp	107	3
PRA Group*	308	9
Progressive	540	43
Provident Financial Services	89	2
Prudential Financial	788	73
Regions Financial	877	12
Renasant	70	2
RLI	185	16
S&P Global	109	23
Selective Insurance Group	90	7
South State	63	4
SunTrust Banks	1,856	111
Synovus Financial	1,108	35
T. Rowe Price Group	474	48
U.S. Bancorp	1,629	82
United Bankshares	121	4
Veritex Holdings	187	5
Virtu Financial, Cl A	135	3
Waddell & Reed Financial, Cl A	145	2

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Financials — continued
WesBanco	72	$3
WSFS Financial	74	3
Zions Bancorp NA	1,145	49

		1,421

Health Care — 5.3%
Abbott Laboratories	913	70
AbbVie	635	49
ACADIA Pharmaceuticals*	220	5
Addus HomeCare*	42	3
Alexion Pharmaceuticals*	130	15
Amgen	578	96
AMN Healthcare Services*	302	15
Baxter International	352	26
Bristol-Myers Squibb	1,198	54
Centene*	240	14
Cerus*	516	3
Corcept Therapeutics*	185	2
Eli Lilly	603	70
Haemonetics*	74	7
Integer Holdings*	46	3
Johnson & Johnson	459	60
Medpace Holdings*	133	7
Merck	1,630	129
Neogen*	128	7
Omeros*	268	5
Omnicell*	68	5
PetIQ*	342	9
Pfizer	3,096	129
PRA Health Sciences*	29	3
Puma Biotechnology*	139	2
R1 RCM*	371	4
Radius Health*	239	5
Sarepta Therapeutics*	28	3
Supernus Pharmaceuticals*	84	3
UnitedHealth Group	357	86
Vanda Pharmaceuticals*	151	2
Veeva Systems, Cl A*	255	39
Vericel*	136	2

		932

Industrials — 4.0%
Advanced Disposal Services*	146	5
Alamo Group	117	11
ASGN*	217	11
Barnes Group	50	3
Brady, Cl A	92	4
Cintas	125	28
Comfort Systems USA	79	4
CSX	397	30
Cubic	77	4
EnerSys	71	4
Exponent	229	13
H&E Equipment Services	227	5
HEICO	247	30
Honeywell International	735	121
Insperity	152	17
John Bean Technologies	92	9
Landstar System	32	3

	Number of Shares	Fair Value (000)

Lockheed Martin	212	$72
Moog, Cl A	61	5
MSA Safety	54	5
Norfolk Southern	528	103
Northrop Grumman	59	18
Patrick Industries*	154	6
Quanta Services	95	3
Regal Beloit	50	4
Rexnord*	142	4
Simpson Manufacturing	99	6
TriNet Group*	87	5
United Rentals*	100	11
United Technologies	198	25
Universal Forest Products	303	10
Waste Management	1,058	116
Willdan Group*	104	3
Woodward	71	8

		706

Information Technology — 5.1%
Alteryx, Cl A*	58	5
Apple	527	92
Automatic Data Processing	204	33
Booz Allen Hamilton Holding	350	22
CACI International, Cl A*	17	3
CDW	392	39
Cisco Systems	3,146	164
Envestnet*	197	13
ePlus*	169	12
Intel	1,658	73
Intuit	98	24
Littelfuse	21	3
MAXIMUS	57	4
Microsoft	1,057	131
Motorola Solutions	185	28
NCR*	61	2
Paychex	702	60
Photronics*	236	2
Qualys*	30	3
RealPage*	189	11
Silicon Laboratories*	27	3
Tech Data*	42	4
Teradata*	97	3
Texas Instruments	848	88
Total System Services	178	22
Tyler Technologies*	37	8
Virtusa*	62	3
WEX*	50	9
Xperi	158	3
Zebra Technologies, Cl A*	130	22
Zix*	297	3

		892

Materials — 1.5%
Air Products & Chemicals	398	81
Balchem	113	10
Carpenter Technology	53	2
Celanese	876	83
FMC	610	45
HB Fuller	81	3
International Flavors & Fragrances	129	17

See Notes to Financial Statements.

P N C  B a l a n c e d   A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — continued
Minerals Technologies	50	$3
Neenah	93	5
Silgan Holdings	162	5

		254

Real Estate — 1.4%
Agree Realty REIT	106	7
CBRE Group, Cl A*	449	21
EastGroup Properties REIT	42	5
Essex Property Trust REIT	229	67
Extra Space Storage REIT	702	75
LTC Properties REIT	79	4
MGM Growth Properties LLC, Cl A REIT	216	7
Physicians Realty Trust REIT	385	7
PS Business Parks REIT	28	4
RE/MAX Holdings, Cl A	180	5
Simon Property Group REIT	279	45
Xenia Hotels & Resorts REIT	293	6

		253

Utilities — 2.1%
American Electric Power	683	59
American Water Works	766	87
Duke Energy	497	42
Hawaiian Electric Industries	166	7
NextEra Energy	470	93
ONE Gas	45	4
SJW Group	70	4
Spire	49	4
Xcel Energy	1,302	75

		375

Total Common Stocks
(Cost $5,065)		6,501

FOREIGN COMMON STOCKS — 4.1%
Consumer Discretionary — 0.5%
Carnival (Panama)	1,563	80
Helen of Troy (Bermuda)*	91	12

		92

Energy — 1.9%
BP PLC, ADR (United Kingdom)	1,120	46
Royal Dutch Shell PLC, ADR, ClA
(United Kingdom)	1,679	104
Suncor Energy (Canada)	1,482	46
TC Energy (Canada)	1,060	52
TOTAL SA, ADR (France)	1,758	90

		338

Financials — 0.1%
Popular (Puerto Rico)	99	5

Health Care — 0.0%
Wright Medical Group NV (Netherlands)*	165	5

Industrials — 0.6%
Ingersoll-Rand PLC (Ireland)	870	103

Information Technology — 0.9%
Accenture PLC, Cl A (Ireland)	485	86

	Number of Shares	Fair Value (000)

Broadcom (Singapore)	250	$ 63
Cardtronics PLC, Cl A (United Kingdom)*	84	3
CyberArk Software (Israel)*	41	5
EVERTEC (Puerto Rico)	120	3
Novanta (Canada)*	31	3

		163

Real Estate — 0.1%
Colliers International Group (Canada)	142	9
FirstService (Canada)	124	11

		20

Total Foreign Common Stocks
(Cost $676)		726

EXCHANGE-TRADED FUNDS —11.1%
iShares MSCI EAFE Value ETF†#	28,153	1,323
SPDR® S&P 500® ETF Trust	2,301	633

Total Exchange-Traded Funds
(Cost $1,824)		1,956

MUTUAL FUND — 6.4%
PNC International Growth Fund, Class I Shares†	95,168	1,131

Total Mutual Fund
(Cost $981)		1,131

	Par (000)
ASSET-BACKED SECURITIES — 2.4%
Automotive — 1.5%
BMW Vehicle Owner Trust,
Series 2018-A, Cl A4 2.510%, 06/25/24	$20	20
Capital One Prime Auto Receivables Trust,
Series 2019-1, Cl A3 2.510%, 11/15/23	20	20
Fifth Third Auto Trust,
Series 2017-1, Cl A3 1.800%, 02/15/22	20	20
Fifth Third Auto Trust,
Series 2019-1, Cl A3 2.640%, 12/15/23	40	41
Ford Credit Auto Lease Trust,
Series 2017-B, Cl A2A 1.800%, 06/15/20	2	2
Ford Credit Auto Lease Trust,
Series 2019-A, Cl A2A 2.840%, 09/15/21	35	35
GM Financial Consumer Automobile Receivables Trust,
Series 2018-1, Cl A3 2.320%, 07/18/22	25	25

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
GM Financial Consumer Automobile
Receivables Trust,
Series 2019-2, Cl A3 2.650%, 02/16/24	$30	$30
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3 1.760%, 08/16/21	44	44
Toyota Auto Receivables Owner Trust,
Series 2017-D, Cl A4 2.120%, 02/15/23	30	30

		267

Credit Cards — 0.6%
BA Credit Card Trust,
Series 2017-A1, Cl A1 1.950%, 08/15/22	35	35
Capital One Multi-Asset Execution Trust,
Series 2017-A4, Cl A4 1.990%, 07/17/23	35	35
Discover Card Execution Note Trust,
Series 2019-A1, Cl A1 3.040%, 07/15/24	35	35
		105

Utilities — 0.3%
Verizon Owner Trust,
Series 2019-A, Cl A1A 2.930%, 09/20/23	50	51

Total Asset-Backed Securities
(Cost $421)		423

COLLATERALIZED MORTGAGE OBLIGATION — 0.6%
Freddie Mac, Series 4774, Cl LP 3.500%, 09/15/46	93	95

Total Collateralized Mortgage Obligation
(Cost $94)		95

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.5%
Freddie Mac Multifamily Structured Pass Through
Certificates, Series K067, Cl A2 3.194%, 07/25/27	90	94

Total Commercial Mortgage-Backed Security
(Cost $91)		94

CORPORATE BONDS — 14.8%
Automotive — 0.2%
General Motors
6.600%, 04/01/36	10	11
General Motors Financial
3.950%, 04/13/24	10	10
Goodyear Tire & Rubber
4.875%, 03/15/27	15	13
		34

	Par (000)	Fair Value (000)
Cable — 0.5%
Charter Communications Operating LLC
6.384%, 10/23/35	$30	$34
Comcast
4.400%, 08/15/35	25	27
3.900%, 03/01/38	15	15
NBCUniversal Media LLC
4.375%, 04/01/21	15	15

		91

Consumer Discretionary — 0.2%
Cedar Fair LP
5.375%, 04/15/27	10	10
Hilton Worldwide Finance LLC
4.625%, 04/01/25	5	5
KB Home
7.625%, 05/15/23	10	11
Netflix
4.875%, 04/15/28	5	5
Toll Brothers Finance
4.350%, 02/15/28	10	9

		40

Consumer Staples — 0.3%
Kroger
6.150%, 01/15/20	40	41
4.450%, 02/01/47	10	9

		50

Energy — 2.4%
Andeavor LLC
5.375%, 10/01/22	25	25
BP Capital Markets America
3.224%, 04/14/24	20	20
Cheniere Energy Partners LP
5.625%, 10/01/26 144A	20	20
ConocoPhillips
6.500%, 02/01/39	15	20
DCP Midstream Operating LP
5.375%, 07/15/25	25	26
Energy Transfer Operating LP
6.125%, 12/15/45	15	16
5.500%, 06/01/27	30	33
4.050%, 03/15/25	15	15
Enterprise Products Operating LLC
4.800%, 02/01/49	5	5
2.850%, 04/15/21	25	25
EQT
3.900%, 10/01/27	20	19
HollyFrontier
5.875%, 04/01/26	25	27
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	25	31
Marathon Petroleum
4.500%, 04/01/48	20	20
MPLX LP
4.500%, 04/15/38	15	14
Petroleos Mexicanos
4.250%, 01/15/25	25	24
Range Resources
5.000%, 08/15/22	20	19

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
Southwestern Energy
6.200%, 01/23/25	$ 5	$5
TransCanada PipeLines
6.200%, 10/15/37	10	12
Valero Energy
4.350%, 06/01/28	15	16
3.400%, 09/15/26	15	15
Western Midstream Operating LP
4.750%, 08/15/28	20	20

		427

Financials — 4.7%
American Express
3.000%, 10/30/24	15	15
Bank of America
6.250%, (A) (B)	25	27
Bank of America (MTN)
4.450%, 03/03/26	25	26
4.200%, 08/26/24	35	37
3.499%, 05/17/22 (A)	20	20
BNY Mellon
3.400%, 05/15/24	20	21
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	25	25
Citigroup
6.250%, (A) (B)	15	16
4.450%, 09/29/27	25	26
3.142%, 01/24/23 (A)	20	20
2.876%, 07/24/23 (A)	40	40
Credit Suisse AG (GMTN)
5.400%, 01/14/20	45	46
Goldman Sachs Group
3.200%, 02/23/23	60	61
HSBC Holdings PLC
5.100%, 04/05/21	35	36
John Deere Capital (MTN)
2.150%, 09/08/22	25	25
JPMorgan Chase
6.100%, (A) (B)	10	11
4.023%, 12/05/24 (A)	15	16
3.882%, 07/24/38 (A)	15	15
3.559%, 04/23/24 (A)	20	20
Morgan Stanley (GMTN)
4.000%, 07/23/25	30	31
3.125%, 01/23/23	15	15
2.500%, 04/21/21	45	45
Morgan Stanley (MTN)
4.100%, 05/22/23	15	16
Royal Bank of Canada
2.100%, 10/14/20	65	65
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	10	11
Santander UK Group Holdings PLC (GMTN)
3.125%, 01/08/21	25	25
Sumitomo Mitsui Financial Group
3.102%, 01/17/23	65	66
Visa
4.150%, 12/14/35	15	16
Wells Fargo
3.069%, 01/24/23	15	15

	Par (000)	Fair Value (000)
Wells Fargo (MTN)
4.100%, 06/03/26	$10	$10

		818

Food, Beverage & Tobacco — 0.5%
Anheuser-Busch LLC
4.700%, 02/01/36	35	36
Constellation Brands
3.875%, 11/15/19	20	20
Kraft Heinz Foods
5.200%, 07/15/45	15	15
2.800%, 07/02/20	20	20

		91

Health Care — 1.4%
AbbVie
3.200%, 05/14/26	30	30
Allergan Funding SCS
3.450%, 03/15/22	25	25
Amgen
4.400%, 05/01/45	15	15
Bristol-Myers Squibb
4.125%, 06/15/39 144A	10	10
CVS Health
4.100%, 03/25/25	15	15
3.700%, 03/09/23	45	46
Gilead Sciences
1.850%, 09/20/19	20	20
HCA
6.500%, 02/15/20	25	26
Johnson & Johnson
3.550%, 03/01/36	25	26
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	25	25
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/26	20	15

		253

Industrials — 1.3%
Cintas No 2
4.300%, 06/01/21	25	26
CNH Industrial Capital LLC
4.375%, 04/05/22	10	10
CNH Industrial NV
4.500%, 08/15/23	30	31
Owens-Brockway Glass Container
6.375%, 08/15/25 144A	25	26
Penske Truck Leasing LP
3.650%, 07/29/21 144A	25	26
PulteGroup
7.875%, 06/15/32	25	29
Spirit AeroSystems
4.600%, 06/15/28	15	16
United Continental Holdings
4.875%, 01/15/25	20	20
4.250%, 10/01/22	20	20
United Rentals North America
4.875%, 01/15/28	25	24

		228

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
Information Technology — 0.2%
VeriSign
4.625%, 05/01/23	$25	$25

Insurance — 0.4%
Berkshire Hathaway Finance
4.200%, 08/15/48	15	16
MetLife
6.400%, 12/15/36	20	22
XLIT
4.450%, 03/31/25	25	27

		65

Materials — 0.3%
ArcelorMittal
6.250%, 02/25/22	30	32
DowDuPont
5.319%, 11/15/38	5	6
3.766%, 11/15/20	10	10
Sherwin-Williams
2.750%, 06/01/22	10	10

		58

Real Estate — 0.2%
American Campus Communities Operating Partnership LP
4.125%, 07/01/24	20	21
Crown Castle International
4.875%, 04/15/22	15	16

		37

Retail — 0.4%
Hanesbrands
4.625%, 05/15/24 144A	10	10
Penske Automotive Group
5.375%, 12/01/24	25	25
Walmart
5.625%, 04/01/40	10	13
Wolverine World Wide
5.000%, 09/01/26 144A	15	15

		63

Technology — 0.6%
Apple
3.850%, 05/04/43	25	25
Fiserv
3.500%, 10/01/22	25	26
KLA-Tencor
4.125%, 11/01/21	30	31
Microsoft
3.450%, 08/08/36	25	25

		107

Telecommunications — 0.6%
AT&T
5.700%, 03/01/57	10	11
5.250%, 03/01/37	20	22
Motorola Solutions
4.600%, 05/23/29	15	15
Nokia OYJ
3.375%, 06/12/22	5	5

	Par (000)	Fair Value (000)
Verizon Communications
5.250%, 03/16/37	$ 45	$52

		105

Transportation — 0.3%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	25	29
FedEx
3.900%, 02/01/35	20	20
3.400%, 01/14/22	10	10

		59

Utilities — 0.3%
Alabama Power
2.450%, 03/30/22	20	20
American Electric Power
2.150%, 11/13/20	25	25
Berkshire Hathaway Energy
3.800%, 07/15/48	10	10

		55

Total Corporate Bonds
(Cost $2,544)		2,606

MUNICIPAL BOND — 0.2%
Texas — 0.2%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	30	36

Total Municipal Bond
(Cost $34)		36

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 9.8%
Federal Home Loan Mortgage Corporation — 0.6%
4.000%, 10/01/43	38	39
4.000%, 10/01/44	68	72

		111

Federal National Mortgage Association — 8.4%
5.500%, 07/01/33	2	2
5.500%, 05/01/35	12	14
5.000%, 08/01/40	46	49
4.500%, 06/01/40	58	62
4.500%, 03/01/41	54	58
4.500%, 11/01/48	65	68
4.000%, 12/01/40	54	56
4.000%, 01/01/41	68	71
4.000%, 08/01/48	90	94
3.500%, 10/01/26	32	33
3.500%, 03/01/41	64	66
3.500%, 08/01/42	96	99
3.500%, 02/01/43	77	80
3.500%, 08/01/44	98	101
3.500%, 12/01/47	112	115
3.500%, 11/01/48	72	73
3.000%, 06/01/28	35	35
3.000%, 11/01/42	108	110
3.000%, 04/01/43	45	45
3.000%, 05/01/43	106	107
2.500%, 11/01/27	69	69

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal Home Loan Mortgage Corporation — continued
2.500%, 11/01/31	$66	$66

		1,473

Government National Mortgage Association — 0.8%
4.000%, 09/15/41	51	53
4.000%, 10/20/43	27	28
3.500%, 07/15/42	25	26
3.500%, 12/20/42	34	35

		142

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $1,707)		1,726

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Bonds — 3.7%
4.500%, 02/15/36	140	183
3.750%, 08/15/41	165	200
3.125%, 05/15/48	65	72
2.500%, 02/15/45	195	193

		648

U.S. Treasury Inflation-Indexed Bond — 0.4%
0.375%, 07/15/27	78	78

U.S. Treasury Notes — 5.2%
2.875%, 05/15/28	45	48
2.500%, 08/15/23	170	174
2.500%, 05/15/24	300	308
2.375%, 08/15/24	15	15
2.375%, 05/15/27	20	20
2.250%, 11/15/25	45	45
1.875%, 01/31/22	155	155
1.750%, 10/31/20	45	45
1.625%, 12/31/19	70	70
1.625%, 08/15/22	20	20
1.625%, 05/15/26	5	5

		905

Total U.S. Treasury Obligations (Cost $1,557)		1,631

	Number of Shares
AFFILIATED MONEY MARKET FUND — 3.9%
PNC Government Money Market Fund, Class I Shares 2.270%† (C)	680,832	681

Total Affiliated Money Market Fund (Cost $681)		681

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.1% (Cost $15,675)		17,606

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 3.6%
Affiliated Money Market Fund — 3.2%
PNC Government Money Market Fund, Class I Shares 2.270%† (C)	566,910	$567

Money Market Fund — 0.4%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (C)	62,990	63

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $630)‡		630

TOTAL INVESTMENTS — 103.7%
(Cost $16,305)**		18,236

Liabilities in Excess of Other Assets — (3.7)%		(650)

TOTAL NET ASSETS — 100.0%		$17,586

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $16,348 (000).

Gross unrealized appreciation (000)	$2,180
Gross unrealized depreciation (000)	(292)

Net unrealized appreciation (000)	$1,888

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $611 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America	6.250%	09/05/24	US0003M+3.705%

Bank of America (MTN)	3.499%	05/17/21	US0003M+0.630%

Citigroup	6.250%	08/15/26	US0003M+4.517%

Citigroup	3.142%	01/24/22	US0003M+0.722%

Citigroup	2.876%	07/24/22	US0003M+0.950%

JPMorgan Chase	6.100%	10/01/24	US0003M+3.330%

JPMorgan Chase	4.023%	12/05/23	US0003M+1.000%

JPMorgan Chase	3.882%	07/24/37	US0003M+1.360%

JPMorgan Chase	3.559%	04/23/23	US0003M+0.730%

(B)	Perpetual security with no stated maturity date.
(C)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $136 (000) and represents 0.8% of total net assets as of May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Affiliated Money Market Fund	$681	$–	$–	$681

Asset-Backed Securities	–	423	–	423

Collateralized Mortgage Obligation	–	95	–	95

Commercial Mortgage-Backed Security	–	94	–	94

Common Stocks	6,501	–	–	6,501

Corporate Bonds	–	2,606	–	2,606

Exchange-Traded Funds	1,956	–	–	1,956

Foreign Common Stocks	726	–	–	726

Municipal Bond	–	36	–	36

Mutual Fund	1,131	–	–	1,131

Short-Term Investments Purchased With Collateral From Securities Loaned	630	–	–	630

U.S. Government Agency Mortgage-Backed Obligations	–	1,726	–	1,726

U.S. Treasury Obligations	–	1,631	–	1,631

Total Assets - Investments in Securities	$11,625	$6,611	$–	$18,236

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$630	$–	$630

Total Liabilities - Collateral Received for Loaned Securities	$–	$630	$–	$630

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — 97.0%
Communication Services — 11.5%
GrameenPhone (Bangladesh)	14,911	$62
Safaricom PLC (Kenya)	464,773	126
Tencent Holdings (China)	19,300	805
Tencent Music Entertainment Group, ADR (China)*#	5,642	75
Yandex NV, Cl A (Russia)*	7,484	269

		1,337

Consumer Discretionary — 14.5%
Alibaba Group Holding, ADR (China)*	3,995	596
AmRest Holdings SE (Poland)*	6,212	62
BK Brasil Operacao e Assessoria a Restaurantes SA (Brazil)	43,574	223
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	11,725	153
Haidilao International Holding (China) 144A	32,665	115
MercadoLibre (Argentina)*	582	332
Merida Industry (Taiwan)	17,571	96
Relaxo Footwears (India)	8,167	99

		1,676

Consumer Staples — 5.0%
Dino Polska SA (Poland)* 144A	4,870	158
Juhayna Food Industries (Egypt)	108,723	71
Kweichow Moutai, Cl A (China)	800	103
Mayora Indah Tbk PT (Indonesia)	590,300	106
Puregold Price Club (Philippines)	66,600	57
Vietnam Dairy Products JSC (Vietnam)	14,580	80

		575

Energy — 6.4%
Anton Oilfield Services Group (China)	1,015,202	129
CNOOC, ADR (China)	1,267	206
Petroleo Brasileiro SA, ADR (Brazil)	14,275	206
Reliance Industries (India)	10,225	196

		737

Financials — 23.8%
AIA Group (Hong Kong)	32,083	301
Banco Bradesco SA, ADR (Brazil)	18,418	172
Bancolombia SA, ADR (Colombia)	2,084	98
Bank Central Asia Tbk PT (Indonesia)	97,648	200
Bank of China, Cl H (China)	253,000	105
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	419,900	121
China Merchants Bank, Cl H (China)	69,985	339
Commercial International Bank Egypt SAE (Egypt)	42,777	183
Equity Group Holdings PLC (Kenya)	252,497	97
First Abu Dhabi Bank PJSC (United Arab Emirates)	27,639	111
Georgia Capital PLC (Georgia)*	3,269	40
HDFC Bank, ADR (India)	1,634	203
Muangthai Capital PCL (Thailand)	103,800	176
OTP Bank Nyrt (Hungary)	5,509	230
Ping An Insurance Group of China, Cl H (China)	29,444	327
Qatar National Bank QPSC (Qatar)	1,188	61

		2,764

	Number of Shares	Fair Value (000)

Health Care — 12.0%
Cleopatra Hospital (Egypt)*	169,965	$66
CSPC Pharmaceutical Group (China)	76,000	123
Dentium (South Korea)	1,522	88
Integrated Diagnostics Holdings PLC (Egypt) 144A	28,814	138
Medy-Tox (South Korea)	463	174
NMC Health PLC (United Arab Emirates)	5,716	162
Notre Dame Intermedica Participacoes SA (Brazil)	14,757	154
Richter Gedeon Nyrt (Hungary)	8,498	153
Samsung Biologics (South Korea)* 144A	439	110
TaiMed Biologics (Taiwan)*	17,332	76
Wuxi Biologics Cayman (China)* 144A	16,034	152

		1,396

Industrials — 4.8%
Airports of Thailand PCL (Thailand)	64,200	129
Airtac International Group (Taiwan)	16,299	169
Aramex PJSC (United Arab Emirates)	96,485	112
Bangkok Expressway & Metro PCL (Thailand)	270,100	97
Hiwin Technologies (Taiwan)	6,797	51

		558

Information Technology — 12.3%
Chinasoft International (China)*	261,392	126
Globant SA (Argentina)*	1,971	183
Samsung Electro-Mechanics (South Korea)	1,039	83
Samsung Electronics (South Korea)	8,074	287
Samsung SDI (South Korea)	1,923	352
Taiwan Semiconductor Manufacturing (Taiwan)	53,438	395

		1,426

Materials — 0.9%
Zijin Mining Group, Cl H (China)	304,479	108

Real Estate — 5.8%
Ayala Land (Philippines)	209,300	199
Central Pattana PCL (Thailand)	92,385	208
China Aoyuan Group (China)	103,091	112
Vinhomes JSC (Vietnam) 144A	44,960	157
		676

Total Foreign Common Stocks
(Cost $9,675)		11,253

AFFILIATED MONEY MARKET FUND — 1.8%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	210,094	210

Total Affiliated Money Market Fund
(Cost $210)		210

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 98.8% (Cost $9,885)		11,463

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.7%
Affiliated Money Market Fund — 0.6%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	68,310	$68

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	7,590	8
Total Short-Term Investments Purchased With Collateral From Securities Loaned‡ (Cost $76)		76
TOTAL INVESTMENTS — 99.5% (Cost $9,961)**		11,539

Other Assets in Excess of Liabilities — 0.5%		58
TOTAL NET ASSETS — 100.0%		$11,597

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $9,961 (000).

Gross unrealized appreciation (000)	$2,131
Gross unrealized depreciation (000)	(553)

Net unrealized appreciation (000)	$1,578

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $73 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $830 (000) and represents 7.2% of total net assets as of May 31, 2019.

See Notes to Financial Statements.

P N C  E m e r g i n g  M a r k e t s  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$210	$–	$–	$210

Foreign Common Stocks	3,632	7,621	–	11,253

Short-Term Investments Purchased With Collateral From Securities Loaned	76	–	–	76

Total Assets - Investments in Securities	$3,918	$7,621	$–	$11,539

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$76	$–	$76

Total Liabilities - Collateral Received for Loaned Securities	$–	$76	$–	$76

See Notes to Financial Statements.

At May 31, 2019, country diversification of the Fund was as follows:

Country Diversification	% of Total Net Assets	Fair Value (000)

Foreign Common Stocks

China	29.5%	$3,421

South Korea	9.4	1,094

Brazil	7.8	908

Taiwan	6.8	787

Thailand	5.3	610

Argentina	4.4	515

India	4.3	498

Egypt	4.0	458

Indonesia	3.7	427

United Arab Emirates	3.3	385

Hungary	3.3	383

Hong Kong	2.6	301

Russia	2.3	269

Philippines	2.2	256

Vietnam	2.0	237

Kenya	1.9	223

Poland	1.9	220

Colombia	0.9	98

Bangladesh	0.5	62

Qatar	0.5	61

Georgia	0.4	40

Total Foreign Common Stocks	97.0	11,253

Affiliated Money Market Fund	1.8	210

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned	98.8	11,463

Short-Term Investments Purchased With Collateral From Securities Loaned	0.7	76

Total Investments	99.5	11,539

Other Assets in Excess of Liabilities	0.5	58

Total Net Assets	100.0%	$11,597

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — 97.6%
Communication Services — 9.5%
Cineworld Group PLC (United Kingdom)	5,430,700	$20,344
Deutsche Telekom AG (Germany)	932,393	15,698
IPSOS (France)	195,700	5,389
KDDI (Japan)	678,000	17,366
LG Uplus (South Korea)	903,900	10,598
LINE (Japan)*	116,506	3,393
Nexon (Japan)*	1,312,600	19,469
Nintendo (Japan)	27,749	9,795
Publicis Groupe SA (France)	283,700	15,515
Safaricom PLC (Kenya)	31,702,125	8,599
Tencent Holdings (China)	551,800	23,009
Tencent Music Entertainment Group, ADR (China)*#	253,276	3,353

		152,528

Consumer Discretionary — 14.3%
adidas AG (Germany)	17,655	5,040
Alibaba Group Holding, ADR (China)*	127,879	19,087
Bellway PLC (United Kingdom)	493,746	17,146
BK Brasil Operacao e Assessoria a Restaurantes SA (Brazil)	1,495,676	7,642
Canada Goose Holdings (Canada)*#	137,361	4,622
Cie Generale des Etablissements Michelin SCA (France)#	142,600	16,354
Compass Group PLC (United Kingdom)	600,818	13,594
Countryside Properties PLC (United Kingdom) 144A	1,826,331	6,977
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	279,100	3,650
Duni AB (Sweden)	417,000	4,588
Hyundai Mobis (South Korea)	59,259	10,803
Inchcape PLC (United Kingdom)	952,412	7,041
Kia Motors (South Korea)	397,400	13,128
Lululemon Athletica (Canada)*	78,875	13,061
LVMH Moet Hennessy Louis Vuitton SE (France)	32,390	12,222
Magna International (Canada)	346,644	14,847
MercadoLibre (Argentina)*	21,690	12,375
Next PLC (United Kingdom)	266,726	19,443
Taylor Wimpey PLC (United Kingdom)	8,519,864	17,801
Thule Group AB (Sweden) 144A	180,566	4,108
Webjet (Australia)	448,923	4,621

		228,150

Consumer Staples — 8.1%
Asahi Group Holdings (Japan)	372,000	16,335
Barry Callebaut AG (Switzerland)	4,682	9,193
Danone SA, ADR (France)	675,517	10,810
Davide Campari-Milano SpA (Italy)	842,424	8,226
Greencore Group PLC (Ireland)	5,829,681	15,219
Juhayna Food Industries (Egypt)	7,155,589	4,700
Kao (Japan)	112,417	8,724
KT&G (South Korea)	129,700	10,997
Nestle SA (Switzerland)	236,111	23,422
Norway Royal Salmon ASA (Norway)	264,701	5,991
Reckitt Benckiser Group PLC (United Kingdom)	86,318	6,928
Treasury Wine Estates (Australia)	846,858	8,799

		129,344

	Number of Shares	Fair Value (000)

Energy — 1.0%
Inpex (Japan)	535,493	$4,309
Neste OYJ (Finland)	161,523	5,453
Schoeller-Bleckmann Oilfield
Equipment AG (Austria)	74,703	5,885

		15,647

Financials — 20.1%
AIA Group (Hong Kong)	1,719,251	16,151
Banco Bradesco SA, ADR (Brazil)	1,010,469	9,458
Bancolombia SA (Colombia)	480,300	5,318
Bancolombia SA, ADR (Colombia)	256,900	12,067
Burford Capital (United Kingdom)	614,782	12,875
Commercial International Bank Egypt SAE (Egypt)	2,406,214	10,305
DBS Group Holdings (Singapore)	539,709	9,553
DNB ASA (Norway)	964,844	16,357
Equity Group Holdings PLC (Kenya)	14,520,732	5,574
First Abu Dhabi Bank PJSC
(United Arab Emirates)	1,383,340	5,543
Hannover Rueck SE (Germany)	128,700	19,264
HDFC Bank, ADR (India)	90,340	11,217
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	74,400	17,942
Nihon M&A Center (Japan)	303,098	7,473
OTP Bank Nyrt (Hungary)	138,876	5,792
Ping An Insurance Group of China, Cl H (China)	1,592,044	17,666
Popular (Puerto Rico)	365,200	19,067
Qatar National Bank QPSC (Qatar)	79,469	4,082
Shinhan Financial Group (South Korea)	307,100	11,423
Siam Commercial Bank PCL (Thailand)	3,838,400	15,741
SpareBank 1 SR Bank ASA (Norway)	1,359,853	15,853
Standard Chartered PLC (United Kingdom)	1,957,345	16,975
Sumitomo Mitsui Financial Group (Japan)	240,000	8,316
Sumitomo Mitsui Trust Holdings (Japan)	433,800	15,850
Svenska Handelsbanken AB, Cl A (Sweden)	1,488,900	14,633
United Overseas Bank (Singapore)	955,838	16,374

		320,869

Health Care — 9.3%
Asahi Intecc (Japan)	179,761	9,178
Clinigen Group PLC (United Kingdom)	650,318	8,289
GN Store Nord A/S (Denmark)	209,223	9,867
Grifols SA (Spain)	465,546	11,918
Hoya (Japan)	98,051	6,787
ICON PLC (Ireland)*	72,611	10,279
M3 (Japan)	297,283	5,591
Medicover AB, Cl B (Sweden)*#	706,434	5,853
Medy-Tox (South Korea)	13,425	5,051
NMC Health PLC (United Arab Emirates)	308,616	8,762
Notre Dame Intermedica Participacoes SA (Brazil)	679,858	7,104
Novartis AG (Switzerland)	205,166	17,632
Novo Nordisk A/S, Cl B (Denmark)	149,004	7,012
Olympus (Japan)	338,600	3,987
Roche Holding AG (Switzerland)	60,555	15,905
Teva Pharmaceutical Industries, ADR (Israel)*	703,330	6,084
Vitrolife AB (Sweden)	465,797	9,938

		149,237

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — continued
Industrials — 12.8%
ANDRITZ AG (Austria)	317,400	$11,413
Ashtead Group PLC (United Kingdom)	414,320	9,726
Babcock International Group PLC (United Kingdom)	2,096,669	11,848
BBA Aviation PLC (United Kingdom)	3,609,910	11,865
Canadian National Railway (Canada)	67,716	5,999
en-japan (Japan)	151,937	5,318
Hexagon AB, Cl B (Sweden)	119,368	5,537
Kingspan Group PLC (Ireland)	122,733	6,398
Kone OYJ, Cl B (Finland)	308,700	16,819
Loomis AB, Cl B (Sweden)	347,926	11,237
NEL ASA (Norway)*	8,483,280	7,712
Nidec (Japan)	98,737	12,240
Rational AG (Germany)	7,402	4,699
Rheinmetall AG (Germany)	61,058	6,479
Saab AB, Cl B (Sweden)#	209,275	5,944
Singapore Technologies Engineering (Singapore)	3,803,796	10,843
SKF AB, Cl B (Sweden)	1,017,800	15,789
SMC (Japan)	24,755	8,069
Teleperformance (France)	32,777	6,289
Thales SA (France)	45,359	4,993
Tomra Systems ASA (Norway)	196,774	5,916
TREVI Finanziaria Industriale SpA (Italy)*#	1,719,170	535
Vinci SA (France)	190,300	18,766

		204,434

Information Technology — 10.9%
ASML Holding NV (Netherlands)	46,508	8,746
Broadcom (Singapore)	19,936	5,017
Dassault Systemes SE (France)	35,522	5,271
Globant SA (Argentina)*	101,990	9,469
Infosys, ADR (India)	1,649,520	17,270
Keyence (Japan)	18,038	10,135
Lasertec (Japan)	208,477	7,200
Mellanox Technologies (Israel)*	75,365	8,274
Murata Manufacturing (Japan)	237,445	10,144
Samsung Electronics (South Korea)	439,060	15,631
Samsung SDI (South Korea)	35,427	6,492
SAP SE, ADR (Germany)	117,704	14,487
SK Hynix (South Korea)	116,900	6,391
Solutions 30 SE (France)*	416,475	4,135
Taiwan Semiconductor Manufacturing (Taiwan)	549,540	4,061
Temenos AG (Switzerland)*	49,730	8,652
Wirecard AG (Germany)	109,517	17,116
WiseTech Global (Australia)	414,337	6,939
Worldline SA (France)* 144A	138,536	8,312

		173,742

Materials — 9.0%
Agnico Eagle Mines (Canada)#	290,211	12,650
BASF SE (Germany)	185,700	12,255
BHP Group PLC, ADR (United Kingdom)	402,000	18,134
Imerys SA (France)	265,252	11,509
LANXESS AG (Germany)	295,600	14,809
Linde PLC (Germany)	117,466	21,208
Methanex (Canada)	303,800	12,646
Sasol (South Africa)	446,400	11,199

	Number of Shares	Fair Value (000)

Solvay SA (Belgium)#	140,212	$13,178
Yara International ASA (Norway)	382,000	16,410

		143,998

Real Estate — 1.8%
Ayala Land (Philippines)	7,048,100	6,705
Grand City Properties SA (Germany)	252,114	6,470
VIB Vermoegen AG (Germany)	136,508	3,813
Vinhomes JSC (Vietnam) 144A	1,528,560	5,348
Yanlord Land Group (Singapore)	8,356,537	7,245

		29,581

Utilities — 0.8%
Kansai Electric Power (Japan)	1,154,500	13,449

Total Foreign Common Stocks (Cost $1,410,124)		1,560,979
AFFILIATED MONEY MARKET FUND — 2.4%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	37,377,717	37,378

Total Affiliated Money Market Fund (Cost $37,378)		37,378

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.0% (Cost $1,447,502)		1,598,357

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.2%

Affiliated Money Market Fund — 2.0%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	32,259,588	32,260

Money Market Fund — 0.2%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	3,584,398	3,584
Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $35,844)‡		35,844
TOTAL INVESTMENTS — 102.2% (Cost $1,483,346)**		1,634,201

Liabilities in Excess of Other Assets — (2.2)%		(35,306)
TOTAL NET ASSETS — 100.0%		$1,598,895

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $ 1,487,649 (000).

Gross unrealized appreciation (000)	$281,246
Gross unrealized depreciation (000)	(134,694)

Net unrealized appreciation (000)	$146,552

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $31,195 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $24,745 (000) and represents 1.5% of total net assets as of May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$37,378	$–	$–	$37,378

Foreign Common Stocks	381,148	1,179,831	–	1,560,979

Short-Term Investments Purchased With Collateral From Securities Loaned	35,844	–	–	35,844

Total Assets - Investments in Securities	$454,370	$1,179,831	$–	$1,634,201

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$35,844	$–	$35,844

Total Liabilities - Collateral Received for Loaned Securities	$–	$35,844	$–	$35,844

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

At May 31, 2019, country diversification of the Fund was as follows:

Country Diversification	% of Total Net Assets	Fair Value (000)

Foreign Common Stocks

Japan	12.7%	$203,128

United Kingdom	12.4	198,986

Germany	10.0	159,280

France	7.5	119,565

South Korea	5.7	90,514

Sweden	4.8	77,627

Switzerland	4.7	74,804

Norway	4.3	68,239

Canada	4.0	63,825

China	3.9	63,115

Singapore	3.1	49,032

Ireland	2.0	31,896

India	1.8	28,487

Brazil	1.7	27,854

Finland	1.4	22,272

Argentina	1.4	21,844

Australia	1.3	20,359

Puerto Rico	1.2	19,067

Colombia	1.1	17,385

Austria	1.1	17,298

Denmark	1.1	16,879

Hong Kong	1.0	16,151

Thailand	1.0	15,741

Egypt	0.9	15,005

Israel	0.9	14,358

United Arab Emirates	0.9	14,305

Kenya	0.9	14,173

Belgium	0.8	13,178

Spain	0.7	11,918

South Africa	0.7	11,199

Italy	0.5	8,761

Netherlands	0.5	8,746

Philippines	0.4	6,705

Hungary	0.4	5,792

Vietnam	0.3	5,348

Qatar	0.3	4,082

Taiwan	0.2	4,061

Total Foreign Common Stocks	97.6	1,560,979

Affiliated Money Market Fund	2.4	37,378

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned	100.0	1,598,357

Short-Term Investments Purchased With Collateral From Loaned Securities	2.2	35,844

Total Investments	102.2	1,634,201

Liabilities in Excess of Other Assets	(2.2)	(35,306)

Total Net Assets	100.0%	$1,598,895

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — 98.2%
Communication Services — 6.0%
LINE (Japan)*	987	$29
Nintendo (Japan)	187	66
Safaricom PLC (Kenya)	213,465	58
Tencent Holdings (China)	3,680	153
Tencent Music Entertainment Group, ADR (China)*#	1,725	23

		329

Consumer Discretionary — 13.4%
adidas AG (Germany)	128	36
Alibaba Group Holding, ADR (China)*	873	130
BK Brasil Operacao e Assessoria a Restaurantes SA (Brazil)	9,910	51
Canada Goose Holdings (Canada)*	948	32
Compass Group PLC (United Kingdom)	4,066	92
Countryside Properties PLC (United Kingdom) 144A	12,306	47
CVC Brasil Operadora e Agencia de Viagens SA (Brazil)	1,883	25
Lululemon Athletica (Canada)*	549	91
LVMH Moet Hennessy Louis Vuitton SE (France)	236	89
MercadoLibre (Argentina)*	147	84
Thule Group AB (Sweden) 144A	1,242	28
Webjet (Australia)	3,090	32

		737

Consumer Staples — 10.9%
Barry Callebaut AG (Switzerland)	32	63
Danone SA, ADR (France)	4,616	74
Davide Campari-Milano SpA (Italy)	5,805	57
Juhayna Food Industries (Egypt)	49,884	33
Kao (Japan)	778	60
Nestle SA (Switzerland)	1,654	164
Norway Royal Salmon ASA (Norway)	1,820	41
Reckitt Benckiser Group PLC (United Kingdom)	623	50
Treasury Wine Estates (Australia)	5,594	58

		600

Energy — 1.9%
Inpex (Japan)	3,723	30
Neste OYJ (Finland)	1,110	37
Schoeller-Bleckmann Oilfield
Equipment AG (Austria)	506	40

		107

Financials — 15.3%
AIA Group (Hong Kong)	12,436	117
Banco Bradesco SA, ADR (Brazil)	6,546	61
Burford Capital (United Kingdom)	3,873	81
Commercial International Bank Egypt SAE (Egypt)	16,057	69
DBS Group Holdings (Singapore)	3,745	66
Equity Group Holdings PLC (Kenya)	97,489	37
First Abu Dhabi Bank PJSC (United Arab Emirates)	9,737	39
HDFC Bank, ADR (India)	612	76
Nihon M&A Center (Japan)	2,053	51
OTP Bank Nyrt (Hungary)	954	40
Ping An Insurance Group of China, Cl H (China)	10,663	118

	Number of Shares	Fair Value (000)
Qatar National Bank QPSC (Qatar)	553	$28
Sumitomo Mitsui Financial Group (Japan)	1,600	56

		839

Health Care — 15.7%
Asahi Intecc (Japan)	1,251	64
Clinigen Group PLC (United Kingdom)	4,593	59
GN Store Nord A/S (Denmark)	1,437	68
Grifols SA (Spain)	3,203	82
Hoya (Japan)	662	46
ICON PLC (Ireland)*	490	70
M3 (Japan)	2,081	39
Medicover AB, Cl B (Sweden)*	5,472	45
Medy-Tox (South Korea)	91	34
NMC Health PLC (United Arab Emirates)	2,146	61
Notre Dame Intermedica Participacoes SA (Brazil)	4,426	46
Novo Nordisk A/S, Cl B (Denmark)	1,111	52
Olympus (Japan)	2,300	27
Roche Holding AG (Switzerland)	395	104
Vitrolife AB (Sweden)	3,203	68

		865

Industrials — 13.2%
Ashtead Group PLC (United Kingdom)	2,701	63
Canadian National Railway (Canada)	400	35
en-japan (Japan)	1,172	41
Hexagon AB, Cl B (Sweden)	821	38
Kingspan Group PLC (Ireland)	834	44
NEL ASA (Norway)*	59,560	54
Nidec (Japan)	677	84
Rational AG (Germany)	50	32
Rheinmetall AG (Germany)	406	43
Saab AB, Cl B (Sweden)	1,487	42
Singapore Technologies Engineering (Singapore)	27,073	77
SMC (Japan)	171	56
Teleperformance (France)	225	43
Thales SA (France)	305	34
Tomra Systems ASA (Norway)	1,352	41

		727

Information Technology — 16.7%
ASML Holding NV (Netherlands)	321	60
Broadcom (Singapore)	137	34
Dassault Systemes SE (France)	238	35
Globant SA (Argentina)*	668	62
Keyence (Japan)	124	70
Lasertec (Japan)	1,400	48
Mellanox Technologies (Israel)*	562	62
Murata Manufacturing (Japan)	1,599	68
Samsung SDI (South Korea)	238	44
SAP SE, ADR (Germany)	810	100
Solutions 30 SE (France)*	2,820	28
Taiwan Semiconductor Manufacturing (Taiwan)	3,686	27
Temenos AG (Switzerland)*	358	62
Wirecard AG (Germany)	721	113
WiseTech Global (Australia)	2,896	49
Worldline SA (France)* 144A	929	56

		918

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
FOREIGN COMMON STOCKS — continued
Materials — 1.5%
Agnico Eagle Mines (Canada)#	1,869	$81

Real Estate — 3.6%
Ayala Land (Philippines)	47,500	45
Grand City Properties SA (Germany)	1,697	44
VIB Vermoegen AG (Germany)	921	26
Vinhomes JSC (Vietnam) 144A	10,300	36
Yanlord Land Group (Singapore)	58,143	50
		201

Total Foreign Common Stocks (Cost $4,222)		5,404

AFFILIATED MONEY MARKET FUND — 1.5%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	80,941	81

Total Affiliated Money Market Fund (Cost $81)		81
Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.7% (Cost $4,303)		5,485

	Number of Shares	Fair Value (000)
SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.7%
Affiliated Money Market Fund — 1.6%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	86,594	$87

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	9,622	10

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $97)‡		97

TOTAL INVESTMENTS — 101.4% (Cost $4,400)**		5,582

Liabilities in Excess of Other Assets — (1.4)%		(79)
TOTAL NET ASSETS — 100.0%		$5,503

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is (000) $4,401

Gross unrealized appreciation (000)	$1,414
Gross unrealized depreciation (000)	(233)

Net unrealized appreciation (000)	$1,181

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $96 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $167 (000) and represents 3.0% of total net assets as of May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$81	$–	$–	$81

Foreign Common Stocks	1,544	3,860	–	5,404

Short-Term Investments Purchased With Collateral From Securities Loaned	97	–	–	97

Total Assets - Investments in Securities	$1,722	$3,860	$–	$5,582

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$97	$–	$97

Total Liabilities - Collateral Received for Loaned Securities	$–	$97	$–	$97

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

At May 31, 2019, country diversification of the Fund was as follows:

Country Diversification	% of Total Net Assets	Fair Value (000)
Foreign Common Stocks

Japan	15.2%	$835

China	7.7	424

Germany	7.2	394

Switzerland	7.1	393

United Kingdom	7.1	392

France	6.5	359

Canada	4.4	239

Singapore	4.1	227

Sweden	4.0	221

Brazil	3.3	183

Argentina	2.7	146

Australia	2.5	139

Norway	2.5	136

Denmark	2.2	120

Hong Kong	2.1	117

Ireland	2.1	114

Egypt	1.9	102

United Arab Emirates	1.8	100

Kenya	1.7	95

Spain	1.5	82

South Korea	1.4	78

India	1.4	76

Israel	1.1	62

Netherlands	1.1	60

Italy	1.0	57

Philippines	0.8	45

Austria	0.7	40

Hungary	0.7	40

Finland	0.7	37

Vietnam	0.7	36

Qatar	0.5	28

Taiwan	0.5	27

Total Foreign Common Stocks	98.2	5,404

Affiliated Money Market Fund	1.5	81

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned	99.7	5,485

Short-Term Investments Purchased With Collateral From Securities Loaned	1.7	97

Total Investments	101.4	5,582

Liabilities in Excess of Other Assets	(1.4)	(79)

Total Net Assets	100.0%	$5,503

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r   A l l   C a p   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.3%
Communication Services — 3.1%
AMC Networks, Cl A*	607	$32
Comcast, Cl A	876	36
Facebook, Cl A*	207	37
Gray Television*	1,602	27
Momo, ADR (Cayman Islands)*	903	25
Omnicom Group	475	37

		194

Consumer Discretionary — 16.2%
America’s Car-Mart*	373	32
Asbury Automotive Group*	494	37
AutoZone*	34	35
Best Buy	484	30
BorgWarner	900	32
Carter’s	337	28
Columbia Sportswear	328	31
Dana	1,936	28
Darden Restaurants	283	33
Dave & Buster’s Entertainment	670	33
Deckers Outdoor*	234	35
Garmin (Switzerland)	401	31
Group 1 Automotive	529	38
KB Home	1,384	35
Kohl’s	497	24
Lear	255	30
Lithia Motors, Cl A	371	42
Magna International (Canada)	702	30
Malibu Boats, Cl A*	853	31
MarineMax*	1,793	28
MasterCraft Boat Holdings*	1,596	32
Meritage Homes*	753	38
Norwegian Cruise Line Holdings (Bermuda)*	634	35
Penske Automotive Group	769	33
Royal Caribbean Cruises (Liberia)	310	38
Sally Beauty Holdings*	1,884	29
Starbucks	471	36
Williams-Sonoma	599	35
Winnebago Industries	1,110	36
Yum China Holdings (China)	785	31
Zumiez*	1,420	28

		1,014

Consumer Staples — 3.2%
BJ’s Wholesale Club Holdings*	1,269	32
Performance Food Group*	875	34
Procter & Gamble	332	34
Sysco	518	36
Tyson Foods, Cl A	502	38
Walgreens Boots Alliance	549	27

		201

Energy — 3.3%
ConocoPhillips	510	30
Gulfport Energy*	4,371	24
Nine Energy Service*	1,485	25
Parsley Energy, Cl A*	1,809	32
ProPetro Holding*	1,519	30
Solaris Oilfield Infrastructure, Cl A	2,073	29

	Number of Shares	Fair Value (000)
SRC Energy*	6,939	$33

		203

Financials — 34.0%
Aflac	661	34
Ally Financial	1,260	36
Ameriprise Financial	270	37
Arbor Realty Trust REIT	2,657	33
Ares Commercial Real Estate REIT	2,253	33
Associated Banc-Corp	1,617	32
Bank of America	1,222	33
Bank OZK	1,182	34
BB&T	743	35
BNY Mellon	680	29
Brighthouse Financial*	966	34
Carolina Financial	989	33
Cathay General Bancorp	1,012	34
CenterState Bank	1,427	31
Charles Schwab	804	34
Chemical Financial	838	32
Citigroup	554	34
Citizens Financial Group	1,058	35
E*TRADE Financial	747	34
Eagle Bancorp	676	36
Enova International*	1,503	32
Enterprise Financial Services	843	33
Essent Group (Bermuda)*	790	37
Evercore, Cl A	378	29
Federated Investors, Cl B	1,128	34
FGL Holdings (Cayman Islands)	4,364	35
First Bancorp	989	35
First Financial Bancorp	1,427	32
First Foundation	2,519	33
First Hawaiian	1,331	33
FNB	3,203	35
Goldman Sachs Group	180	33
Great Western Bancorp	1,086	34
Hancock Whitney	849	32
Ladder Capital REIT	2,035	32
Lakeland Bancorp	2,292	35
Lakeland Financial	756	33
Lincoln National	584	35
Manulife Financial (Canada)	2,062	35
Mercantile Bank	1,047	32
NBT Bancorp	951	34
NMI Holdings, Cl A*	1,313	36
OneMain Holdings	1,082	32
Pacific Premier Bancorp	1,284	36
PacWest Bancorp	913	33
Peoples Bancorp	1,101	34
Pinnacle Financial Partners	622	33
Primerica	281	32
Progressive	475	38
Provident Financial Services	1,320	32
Raymond James Financial	430	36
Regions Financial	2,418	33
South State	498	33
Sterling Bancorp	1,827	35
Stifel Financial	652	35
TD Ameritrade Holding	689	34
TPG RE Finance Trust REIT	1,751	34

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r   A l l   C a p   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Financials — continued
TriState Capital Holdings*	1,703	$35
United Community Banks	1,375	36
Washington Federal	1,178	37
Webster Financial	675	30
Western Alliance Bancorp*	833	34
Zions Bancorp NA	737	32

		2,126

Health Care — 5.5%
Agilent Technologies	450	30
Amgen	183	31
AMN Healthcare Services*	747	36
Baxter International	431	32
Celgene*	388	36
Charles River Laboratories International*	240	30
Exelixis*	1,512	30
Medpace Holdings*	598	32
Prestige Consumer Healthcare*	1,153	33
Regeneron Pharmaceuticals*	82	25
Supernus Pharmaceuticals*	991	30

		345

Industrials — 14.2%
Air Lease	1,003	36
Allison Transmission Holdings	764	32
Atkore International Group*	1,598	37
Azul SA, ADR (Brazil)*	1,213	36
BMC Stock Holdings*	1,954	39
Boeing	92	32
Brady, Cl A	738	34
Builders FirstSource*	2,569	36
Curtiss-Wright	304	34
EMCOR Group	469	38
Grupo Aeroportuario del Centro Norte SAB de
CV, ADR (Mexico)	788	38
H&E Equipment Services	1,387	34
Hexcel	497	36
Kennametal	913	28
Korn Ferry	763	33
ManpowerGroup	417	36
Meritor*	1,701	34
Oshkosh	460	33
Owens Corning	737	36
Parker-Hannifin	200	31
Patrick Industries*	765	31
Rush Enterprises, Cl A	855	30
Schneider National, Cl B	1,619	27
Tetra Tech	579	39
Triton International (Bermuda)	1,094	32
United Rentals*	306	34

		886

Information Technology — 13.3%
Accenture PLC, Cl A (Ireland)	196	35
Arrow Electronics*	448	28
Broadcom	115	29
CACI International, Cl A*	188	38
CDK Global	594	29
Check Point Software Technologies (Israel)*	276	30
DXC Technology	531	25

	Number of Shares	Fair Value (000)
Entegris	984	$34
First Data, Cl A*	1,314	33
Intel	638	28
KLA-Tencor	291	30
Lam Research	193	34
Logitech International SA (Switzerland)	899	32
MAXIMUS	484	35
NetApp	500	30
ON Semiconductor*	1,680	30
Oracle	645	33
Presidio	2,284	30
Science Applications International	462	36
SMART Global Holdings (Cayman Islands)*	1,435	24
STMicroelectronics NV (Netherlands)	2,355	35
Symantec	1,497	28
SYNNEX	373	32
Tech Data*	339	31
Vishay Intertechnology	1,852	28
Xilinx	270	28
Zebra Technologies, Cl A*	166	29

		834

Materials — 3.4%
Carpenter Technology	765	31
Cleveland-Cliffs	3,462	30
Domtar	697	29
Greif, Cl A	824	29
Kraton*	1,078	27
Rio Tinto PLC, ADR (United Kingdom)	591	34
Silgan Holdings	1,165	34

		214

Real Estate — 0.5%
CBRE Group, Cl A*	702	32

Utilities — 1.6%
Atmos Energy	325	33
OGE Energy	801	33
Xcel Energy	611	35

		101

Total Common Stocks (Cost $6,295)		6,150

MASTER LIMITED PARTNERSHIPS — 1.5%
Energy — 1.5%
Cheniere Energy Partners LP	823	34
Noble Midstream Partners LP	951	29
Phillips 66 Partners LP	657	32

		95

Total Master Limited Partnerships (Cost $100)		95

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.1%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	65,722	$66
Total Affiliated Money Market Fund (Cost $66)		66

TOTAL INVESTMENTS — 100.9% (Cost $6,461)**		6,311

Liabilities in Excess of Other Assets — (0.9)%		(55)
TOTAL NET ASSETS — 100.0%		$6,256

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $6,520 (000).

Gross unrealized appreciation (000)	$277
Gross unrealized depreciation (000)	(486)

Net unrealized depreciation (000)	$(209)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

		Level 2	Level 3	Total
	Level 1	Other Significant	Significant	Fair
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value
	(000)	(000)	(000)	(000)
Assets:

Affiliated Money Market Fund	$66	$–	$–	$66

Common Stocks	6,150	–	–	6,150

Master Limited Partnerships	95	–	–	95

Total Assets - Investments in Securities	$6,311	$–	$–	$6,311

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.2%
Communication Services — 5.0%
Alphabet, Cl C*	1,610	$1,777
AMC Networks, Cl A*	3,852	203
Facebook, Cl A*	11,381	2,020
Omnicom Group	9,530	737

		4,737

Consumer Discretionary — 10.3%
AutoZone*	1,387	1,425
Best Buy	9,797	614
Burlington Stores*	2,933	459
Carter’s	2,153	181
Columbia Sportswear	2,105	197
Darden Restaurants	5,708	664
Floor & Decor Holdings, Cl A*	5,219	185
Lululemon Athletica (Canada)*	4,249	704
Ross Stores	15,154	1,409
Starbucks	25,356	1,929
Tractor Supply	4,710	475
Ulta Beauty*	1,990	663
Williams-Sonoma	3,823	224
Yum China Holdings (China)	15,920	637

		9,766

Consumer Staples — 9.5%
Clorox	4,318	643
Costco Wholesale	7,765	1,861
Estee Lauder, Cl A	8,584	1,382
General Mills	27,413	1,355
McCormick	4,647	725
Monster Beverage*	25,918	1,603
Sysco	21,302	1,466

		9,035

Energy — 1.6%
ONEOK	20,345	1,294
Parsley Energy, Cl A*	11,526	206

		1,500

Financials — 15.0%
Ameriprise Financial	5,485	758
Arch Capital Group (Bermuda)*	14,319	493
Charles Schwab	44,076	1,834
Comerica	6,257	431
Credit Acceptance*	1,035	472
E*TRADE Financial	9,860	442
Evercore, Cl A	2,637	204
FactSet Research Systems	1,871	521
LPL Financial Holdings	3,154	253
MarketAxess Holdings	1,878	559
Marsh & McLennan	20,213	1,932
MSCI	3,543	780
OneMain Holdings	6,832	204
Pinnacle Financial Partners	3,960	210
Progressive	19,491	1,545
Raymond James Financial	5,731	473
T. Rowe Price Group	14,244	1,441
TD Ameritrade Holding	28,286	1,407
Western Alliance Bancorp*	5,331	219

		14,178

	Number of Shares	Fair Value (000)

Health Care — 14.1%
Amgen	9,935	$1,656
Baxter International	17,440	1,281
Celgene*	21,411	2,008
Charles River Laboratories International*	1,512	190
Cooper	2,361	703
Exelixis*	19,303	378
HCA Healthcare	14,548	1,760
Mettler-Toledo International*	968	700
Regeneron Pharmaceuticals*	4,610	1,391
UnitedHealth Group	7,727	1,869
Veeva Systems, Cl A*	5,522	852
Waters*	2,767	555

		13,343

Industrials — 10.7%
A.O. Smith	8,724	353
Allison Transmission Holdings	4,463	185
Boeing	5,011	1,712
BWX Technologies	4,430	206
Cintas	3,576	793
Curtiss-Wright	1,935	216
HD Supply Holdings*	10,703	444
HEICO	4,857	591
Hexcel	3,173	231
Ingersoll-Rand PLC (Ireland)	13,260	1,569
Masco	11,712	409
Middleby*	3,581	467
Parker-Hannifin	8,121	1,237
Schneider National, Cl B	10,315	173
Waste Management	13,654	1,493

		10,079

Information Technology — 29.4%
Accenture PLC, Cl A (Ireland)	10,718	1,908
Advanced Micro Devices*	56,324	1,544
Amphenol, Cl A	14,961	1,302
Arista Networks*	4,502	1,101
Automatic Data Processing	11,865	1,900
Booz Allen Hamilton Holding	7,880	498
Broadcom	6,313	1,589
CDK Global	7,931	384
CDW	4,762	469
Cognizant Technology Solutions, Cl A	19,719	1,221
Euronet Worldwide*	3,246	503
First Data, Cl A*	26,666	678
Fortinet*	8,459	613
Intuit	7,225	1,769
KLA-Tencor	5,870	605
Microsoft	15,949	1,973
Motorola Solutions	10,091	1,513
NetApp	10,052	595
Oracle	35,498	1,796
Paycom Software*	2,455	521
Texas Instruments	17,939	1,871
Visa, Cl A	12,207	1,969
Xilinx	11,065	1,132
Zebra Technologies, Cl A*	2,193	376
		27,830

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Materials — 1.7%
Berry Global Group*	3,972	$187
Silgan Holdings	7,432	215
Southern Copper	36,172	1,220

		1,622

Real Estate — 0.9%
CBRE Group, Cl A*	14,114	645
CoreSite Realty REIT	2,042	238
		883

Total Common Stocks (Cost $88,109)		92,973

EXCHANGE-TRADED FUND — 1.0%
iShares Russell 1000 Growth ETF†	6,600	978

Total Exchange-Traded Fund (Cost $1,008)		978

AFFILIATED MONEY MARKET FUND — 0.9%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	888,364	888

Total Affiliated Money Market Fund (Cost $888)		888

TOTAL INVESTMENTS — 100.1% (Cost $90,005)**		94,839

Liabilities in Excess of Other Assets — (0.1)%		(108)

TOTAL NET ASSETS — 100.0%		$94,731

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $90,053 (000).

Gross unrealized appreciation (000)	$8,195
Gross unrealized depreciation (000)	(3,409)

Net unrealized appreciation (000)	$4,786

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$888	$–	$–	$888

Common Stocks	92,973	–	–	92,973

Exchange-Traded Fund	978	–	–	978

Total Assets - Investments in Securities	$94,839	$–	$–	$94,839

See Notes to Financial Statements.

P N C  M u l t i -F a c t o r  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 97.9%
Communication Services — 4.3%
Comcast, Cl A	40,155	$1,647
Discovery, Cl A*	44,207	1,205
Omnicom Group	16,340	1,264

		4,116

Consumer Discretionary — 9.6%
Aramark	13,047	454
Best Buy	16,814	1,054
BorgWarner	15,397	546
Carnival (Panama)	23,547	1,205
General Motors	42,836	1,428
Gentex	17,526	374
Kohl’s	8,517	420
Lear	4,285	510
Macy’s	24,475	503
Michaels*	15,748	144
Norwegian Cruise Line Holdings (Bermuda)*	10,782	590
Penske Automotive Group	4,042	173
PVH	4,806	409
Royal Caribbean Cruises (Liberia)	10,487	1,277
Skechers USA, Cl A*	5,495	154

		9,241

Consumer Staples — 8.3%
General Mills	23,039	1,139
Molson Coors Brewing, Cl B	9,522	523
Mondelez International, CI A	32,173	1,636
Nu Skin Enterprises, Cl A	3,848	180
Post Holdings*	3,536	372
Procter & Gamble	15,330	1,577
Tyson Foods, Cl A	17,354	1,317
Walgreens Boots Alliance	25,127	1,240

		7,984

Energy — 5.1%
Chevron	12,904	1,469
Cimarex Energy	5,690	325
CNX Resources*	17,339	134
ConocoPhillips	23,560	1,389
Diamondback Energy	11,569	1,135
Parsley Energy, Cl A*	19,944	356
Whiting Petroleum*	7,417	136

		4,944

Financials — 34.8%
Aflac	31,701	1,626
Allstate	12,708	1,214
Ally Financial	21,409	618
Ameriprise Financial	9,342	1,291
Associated Banc-Corp	8,452	167
Athene Holding, Cl A (Bermuda)*	9,467	385
Bank of America	58,395	1,553
Bank OZK	6,371	184
BankUnited	5,641	183
BB&T	34,243	1,601
BNY Mellon	31,622	1,350
Brighthouse Financial*	5,183	184
Capital One Financial	19,168	1,646
CIT Group	8,017	381
Citigroup	25,613	1,592

	Number of Shares	Fair Value (000)

Citizens Financial Group	36,289	$1,182
Comerica	7,786	536
Discover Financial Services	16,658	1,242
E*TRADE Financial	12,577	564
East West Bancorp	7,951	340
FNB	15,380	169
Goldman Sachs Group	8,303	1,515
Huntington Bancshares	46,326	586
KeyCorp	75,400	1,204
Lincoln National	10,314	613
MetLife	37,380	1,727
Morgan Stanley	37,807	1,538
OneMain Holdings	5,765	172
PacWest Bancorp	10,229	372
People’s United Financial	23,229	357
Pinnacle Financial Partners	3,608	191
Popular (Puerto Rico)	7,416	387
Raymond James Financial	7,164	592
Regions Financial	84,095	1,163
Santander Consumer USA Holdings	18,244	409
State Street	18,031	996
Sterling Bancorp	9,808	189
Synchrony Financial	37,215	1,252
Synovus Financial	10,968	351
Torchmark	7,187	615
Voya Financial	7,710	393
Western Alliance Bancorp*	4,492	185
Wintrust Financial	2,743	186
Zions Bancorp NA	13,126	565

		33,566

Health Care — 7.2%
Amgen	8,394	1,399
Biogen*	6,818	1,495
Cigna	10,007	1,481
HCA Healthcare	12,297	1,487
Jazz Pharmaceuticals PLC (Ireland)*	4,178	525
Universal Health Services, Cl B	4,574	547

		6,934

Industrials — 12.6%
AGCO	5,587	372
Air Lease	5,622	202
Crane	4,572	349
Cummins	7,565	1,140
Eaton PLC (Ireland)	14,854	1,106
Fortune Brands Home & Security	8,152	392
Hexcel	5,580	406
ManpowerGroup	4,666	399
Masco	14,966	523
Oshkosh	5,492	391
Owens Corning	8,183	397
PACCAR	17,377	1,144
Parker-Hannifin	6,953	1,059
Quanta Services	10,295	358
Regal Beloit	2,283	166
Schneider National, Cl B	8,686	146
Textron	11,687	529
Timken	4,308	190
United Continental Holdings*	15,093	1,172

See Notes to Financial Statements.

P N C  M u l t i -F a c t o r  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Industrials — continued
Waste Management	15,406	$1,685

		12,126

Information Technology — 8.9%
Arrow Electronics*	5,095	319
Cognizant Technology Solutions, Cl A	22,049	1,365
DXC Technology	18,383	874
Intel	29,694	1,308
Micron Technology*	40,006	1,305
Oracle	29,842	1,510
Skyworks Solutions	14,536	969
Symantec	52,021	974

		8,624

Materials — 5.2%
Ardagh Group SA (Luxembourg)	15,880	227
Berry Global Group*	7,425	349
Celanese	6,003	570
Domtar	3,739	157
Eastman Chemical	7,737	503
Nucor	20,589	988
Olin	7,599	149
Reliance Steel & Aluminum	4,311	359
Silgan Holdings	6,824	198
Steel Dynamics	16,770	422
United States Steel	9,222	109
Westlake Chemical	8,675	497
Westrock	15,464	504

		5,032

Utilities — 1.9%
OGE Energy	13,667	568
Xcel Energy	21,124	1,211

		1,779

Total Common Stocks (Cost $98,470)		94,346

EXCHANGE-TRADED FUND — 1.1%
iShares Russell 1000 Value ETF†	8,727	1,043

Total Exchange-Traded Fund (Cost $1,103)		1,043

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.0%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	981,823	$982

Total Affiliated Money Market Fund (Cost $982)		982

TOTAL INVESTMENTS — 100.0% (Cost $100,555)**		96,371

Other Assets in Excess of Liabilities — 0.0%		43

TOTAL NET ASSETS — 100.0%		$96,414

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $100,625 (000).

Gross unrealized appreciation (000)	$4,358
Gross unrealized depreciation (000)	(8,612)

Net unrealized depreciation (000)	$(4,254)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$982	$–	$–	$982

Common Stocks	94,346	–	–	94,346

Exchange-Traded Fund	1,043	–	–	1,043

Total Assets - Investments in Securities	$96,371	$–	$–	$96,371

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.3%
Communication Services — 4.5%
Boingo Wireless*	76,092	$1,438
Care.com*	162,857	2,327
Cogent Communications Holdings	58,435	3,418
Match Group*#	58,716	4,031
Shenandoah Telecommunications	62,911	2,530

		13,744

Consumer Discretionary — 13.5%
Aaron’s	48,452	2,581
Bright Horizons Family Solutions*	31,578	4,328
Churchill Downs	52,848	5,210
Dine Brands Global	37,390	3,530
Dorman Products*	28,554	2,332
Ollie’s Bargain Outlet Holdings*	55,376	5,467
Oxford Industries	20,912	1,490
Sally Beauty Holdings*	202,394	3,072
Steven Madden	97,280	2,944
Texas Roadhouse	39,393	2,019
Williams-Sonoma#	79,492	4,650
Wingstop	48,245	3,844

		41,467

Consumer Staples — 3.4%
Lancaster Colony	27,654	3,977
Sprouts Farmers Market*	128,510	2,577
WD-40	25,226	3,944

		10,498

Energy — 2.7%
CVR Energy	68,348	2,903
Southwestern Energy*	806,033	2,893
Tallgrass Energy LP	106,677	2,538

		8,334

Financials — 14.6%
BancorpSouth Bank	81,914	2,218
Cathay General Bancorp	78,714	2,648
First Financial Bancorp	106,385	2,374
First Financial Bankshares	51,718	2,930
First Horizon National	155,674	2,088
First Merchants	55,479	1,845
Northwest Bancshares	133,093	2,232
Old National Bancorp	179,542	2,862
Popular (Puerto Rico)	72,342	3,777
Provident Financial Services	64,350	1,534
Renasant	51,147	1,729
Selective Insurance Group	65,062	4,662
South State	45,726	3,013
United Bankshares	88,739	3,175
Virtu Financial, Cl A	97,912	2,254
Waddell & Reed Financial, Cl A	103,361	1,669
WesBanco	52,861	1,878
WSFS Financial	54,870	2,178

		45,066

Health Care — 13.9%
ACADIA Pharmaceuticals*#	156,603	3,757
Addus HomeCare*	30,336	2,074
AMN Healthcare Services*	46,734	2,264

	Number of Shares	Fair Value (000)

Cerus*	376,944	$1,768
Corcept Therapeutics*#	132,214	1,293
Haemonetics*	52,895	5,130
Integer Holdings*	33,240	2,330
Omeros*#	191,075	3,397
PRA Health Sciences*	21,233	1,842
Puma Biotechnology*	99,853	1,477
R1 RCM*	267,751	3,143
Radius Health*	171,166	3,559
Sarepta Therapeutics*	19,923	2,268
Supernus Pharmaceuticals*	61,009	1,832
Vanda Pharmaceuticals*	109,589	1,609
Vericel*	98,271	1,538
Wright Medical Group NV (Netherlands)*	117,854	3,620

		42,901

Industrials — 15.4%
Advanced Disposal Services*	104,841	3,370
Barnes Group	30,279	1,566
Brady, Cl A	65,923	3,052
Comfort Systems USA	58,141	2,743
HEICO	43,161	5,248
Landstar System	23,323	2,245
Moog, Cl A	43,562	3,590
MSA Safety	39,348	3,910
Quanta Services	68,592	2,384
Regal Beloit	36,275	2,637
Rexnord*	102,122	2,687
Simpson Manufacturing	71,075	4,324
TriNet Group*	63,531	4,027
Woodward	51,868	5,650

		47,433

Information Technology — 13.9%
Alteryx, Cl A*	41,929	3,642
CACI International, Cl A*	13,414	2,730
Cardtronics PLC, Cl A (United Kingdom)*	61,165	1,847
CyberArk Software (Israel)*	29,579	3,906
EVERTEC (Puerto Rico)	86,778	2,487
Littelfuse	15,100	2,465
MAXIMUS	41,322	2,944
NCR*	44,054	1,348
Novanta (Canada)*	22,744	1,820
Photronics*	169,057	1,371
Qualys*	22,040	1,953
RealPage*	52,477	3,061
Silicon Laboratories*	19,338	1,809
Tech Data*	30,402	2,756
Teradata*	70,154	2,409
Virtusa*	44,332	1,880
Xperi	114,916	2,414
Zix*	211,476	1,895

		42,737

Materials — 2.8%
Carpenter Technology	38,769	1,572
HB Fuller	60,360	2,380
Minerals Technologies	36,277	1,886
Silgan Holdings	98,547	2,857

		8,695

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Real Estate — 9.1%
Agree Realty REIT	75,905	$5,082
EastGroup Properties REIT	30,608	3,398
LTC Properties REIT	56,599	2,533
MGM Growth Properties LLC, Cl A REIT	154,736	4,758
Physicians Realty Trust REIT	280,035	5,127
PS Business Parks REIT	20,642	3,322
Xenia Hotels & Resorts REIT	177,826	3,718

		27,938

Utilities — 4.5%
Hawaiian Electric Industries	120,936	5,023
ONE Gas	32,124	2,813
SJW Group	50,170	3,092
Spire	35,298	2,941

		13,869

Total Common Stocks (Cost $273,189)		302,682

AFFILIATED MONEY MARKET FUND — 2.1%
PNC Government Money Market Fund,
Class I Shares 2.270%† (A)	6,546,881	6,547

Total Affiliated Money Market Fund (Cost $6,547)		6,547

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.4% (Cost $279,736)		309,229

	Number of Shares	Fair Value (000)

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.8%
Affiliated Money Market Fund — 2.5%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	7,949,673	$7,950

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	883,297	883

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $8,833)‡		8,833

TOTAL INVESTMENTS — 103.2% (Cost $288,569)**		318,062

Liabilities in Excess of Other Assets — (3.2)%		(10,007)

TOTAL NET ASSETS — 100.0%		$308,055

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $289,085 (000).

Gross unrealized appreciation (000)	$51,291
Gross unrealized depreciation (000)	(22,314)

Net unrealized appreciation (000)	$28,977

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $8,443 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$6,547	$–	$–	$6,547

Common Stocks	302,682	–	–	302,682

Short-Term Investments Purchased With Collateral From Securities Loaned	8,833	–	–	8,833

Total Assets - Investments in Securities	$318,062	$–	$–	$318,062

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$8,833	$–	$8,833

Total Liabilities - Collateral Received for Loaned Securities	$–	$8,833	$–	$8,833

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 98.8%
Communication Services — 4.1%
Cardlytics*	42,526	$976
Meredith	19,361	1,002
MSG Networks, Cl A*	78,820	1,664
Nexstar Media Group, Cl A	17,095	1,712

		5,354

Consumer Discretionary — 13.9%
American Eagle Outfitters	92,009	1,601
Bright Horizons Family Solutions*	11,375	1,559
Churchill Downs	12,242	1,207
Cracker Barrel Old Country Store	8,377	1,316
Deckers Outdoor*	13,201	2,008
Five Below*	9,542	1,228
Fox Factory Holding*	13,162	882
K12*	58,120	1,777
Ollie’s Bargain Outlet Holdings*	21,554	2,128
Ruth’s Hospitality Group	40,230	920
Texas Roadhouse	38,195	1,958
Wyndham Hotels & Resorts	27,951	1,491

		18,075

Consumer Staples — 4.3%
Inter Parfums	22,494	1,457
Nomad Foods (Virgin Islands)*	33,076	702
Sanderson Farms	11,292	1,544
WD-40	11,751	1,837

		5,540

Energy — 1.0%
ProPetro Holding*	65,224	1,267

Financials — 3.3%
Brighthouse Financial*	36,324	1,289
United Community Financial	80,372	736
WesBanco	32,599	1,158
Western Alliance Bancorp*	28,673	1,180

		4,363

Health Care — 28.0%
Amicus Therapeutics*	118,399	1,334
Array BioPharma*	87,978	2,324
Bruker	37,421	1,563
Cardiovascular Systems*	50,420	1,964
Charles River Laboratories International*	10,361	1,300
Chemed	4,043	1,326
Coherus Biosciences*	68,704	1,298
CONMED	12,098	974
Eagle Pharmaceuticals*	21,032	1,069
Genomic Health*	23,618	1,234
Integra LifeSciences Holdings*	23,929	1,115
Masimo*	10,854	1,419
Medpace Holdings*	16,748	904
Merit Medical Systems*	35,251	1,820
Natera*	74,701	1,711
National HealthCare	12,399	963
Novocure (Jersey)*	14,777	785
NuVasive*	19,066	1,105
Omnicell*	25,457	2,023
Pacira BioSciences*	38,040	1,655
Premier, CI A*	22,031	810

	Number of Shares	Fair Value (000)

Quidel*	17,003	$940
Repligen*	37,743	2,622
U.S. Physical Therapy	14,798	1,653
Ultragenyx Pharmaceutical*	19,142	1,051
Voyager Therapeutics*	71,258	1,554

		36,516

Industrials — 15.7%
ADT#	122,162	715
Aerojet Rocketdyne Holdings*	31,033	1,197
Barnes Group	19,517	1,009
Comfort Systems USA	34,782	1,641
Curtiss-Wright	13,938	1,554
Generac Holdings*	38,215	2,108
Harsco*	45,238	1,131
Hillenbrand	27,616	1,028
Insperity	6,005	684
ITT	21,626	1,246
Marten Transport	84,093	1,482
Mercury Systems*	25,457	1,750
Mueller Industries	45,748	1,233
TriMas*	43,197	1,238
UniFirst	10,407	1,652
US Ecology	12,716	757

		20,425

Information Technology — 21.1%
Alarm.com Holdings*	38,205	2,228
Appfolio, Cl A*	11,734	1,131
Aspen Technology*	8,687	987
CACI International, Cl A*	9,967	2,029
Evo Payments, Cl A*	48,302	1,422
ExlService Holdings*	22,637	1,341
Fair Isaac*	10,304	3,049
HubSpot*	14,330	2,483
j2 Global	23,702	1,998
Novanta (Canada)*	13,697	1,096
OSI Systems*	11,504	1,192
Paylocity Holding*	10,418	1,044
Pivotal Software, Cl A*	47,329	942
Proofpoint*	13,201	1,483
Rapid7*	38,387	2,006
RealPage*	12,726	742
RingCentral, Cl A*	5,226	626
Varonis Systems*	14,263	892
Yext*	45,502	835

		27,526

Materials — 0.2%
Advanced Emissions Solutions	23,494	279

Real Estate — 5.5%
FirstService (Canada)	8,215	742
National Health Investors REIT	9,205	723
Rayonier REIT	35,706	1,005
Ryman Hospitality Properties REIT	12,042	963
Urstadt Biddle Properties, Cl A REIT	32,698	716
Weingarten Realty Investors REIT	59,931	1,690
Whitestone REIT	104,105	1,319
		7,158

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l   C a p  G r o w t h  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Utilities — 1.7%
MGE Energy	11,528	$763
NorthWestern	20,804	1,476

		2,239

Total Common Stocks (Cost $109,458)		128,742

AFFILIATED MONEY MARKET FUND — 0.5%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	548,995	549

Total Affiliated Money Market Fund (Cost $549)		549

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 99.3% (Cost $110,007)		129,291

	Number of Shares	Fair Value (000)

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.7%
Affiliated Money Market Fund — 0.6%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	845,469	$845

Money Market Fund — 0.1%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	93,941	94
Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $939)‡		939

TOTAL INVESTMENTS — 100.0% (Cost $110,946)**		130,230
Other Assets in Excess of Liabilities — 0.0%		63
TOTAL NET ASSETS — 100.0%		$130,293

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $111,075 (000).

Gross unrealized appreciation (000)	$25,101
Gross unrealized depreciation (000)	(5,946)

Net unrealized appreciation (000)	$19,155

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $707 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$549	$–	$–	$549

Common Stocks	128,742	–	–	128,742

Short-Term Investments Purchased With Collateral From Securities Loaned	939	–	–	939

Total Assets - Investments in Securities	$130,230	$–	$–	$130,230

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$939	$–	$939

Total Liabilities - Collateral Received for Loaned Securities	$–	$939	$–	$939

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 99.0%
Communication Services — 3.4%
AMC Networks, Cl A*	2,776	$147
Boingo Wireless*	3,510	66
Cogent Communications Holdings	3,014	176
Gravity, ADR, (South Korea)*	999	92
Meredith	2,375	123

		604

Consumer Discretionary — 8.7%
Aaron’s	4,152	221
American Axle & Manufacturing Holdings*	7,552	76
Dillard’s, Cl A#	1,695	96
Dine Brands Global	2,087	197
Lindblad Expeditions Holdings*	6,391	104
Lithia Motors, Cl A	1,189	136
Meritage Homes*	4,125	207
Murphy USA*	1,004	81
Sally Beauty Holdings*	8,809	134
Sleep Number*	1,998	69
Steven Madden	7,212	218

		1,539

Consumer Staples — 3.6%
Chefs’ Warehouse*	3,526	112
Coca-Cola Consolidated	970	293
Freshpet*	2,304	107
Nomad Foods (Virgin Islands)*	5,776	122

		634

Energy — 4.6%
Arch Coal, Cl A	1,024	90
Helix Energy Solutions Group*	12,397	84
Matrix Service*	6,727	122
Newpark Resources*	9,175	64
SEACOR Holdings*	4,723	196
Southwestern Energy*	25,223	91
Transportadora de Gas del Sur SA, ADR, Cl B, (Argentina)	12,393	162

		809

Financials — 31.0%
ACNB	1,989	71
Brookline Bancorp	13,492	194
Camden National	2,505	106
Cannae Holdings*	6,460	164
Community Bank System	2,652	164
Federated Investors, Cl B	2,337	71
First BanCorp (Puerto Rico)	37,394	372
First Commonwealth Financial	19,322	243
First Community Bankshares	2,568	84
First Midwest Bancorp	6,982	136
Fulton Financial	9,174	145
Great Western Bancorp	2,235	69
IBERIABANK	2,049	146
International Bancshares	7,567	276
Invesco Mortgage Capital REIT	9,849	152
James River Group Holdings (Bermuda)	8,305	370
Kinsale Capital Group	2,329	195
Ladder Capital REIT	16,688	265
Marcus & Millichap*	6,119	187
NBT Bancorp	6,026	217

	Number of Shares	Fair Value (000)

Nicolet Bankshares*	1,617	$95
NMI Holdings, Cl A*	14,658	400
PennyMac Financial Services*	11,061	235
Piper Jaffray	2,028	144
S&T Bancorp	3,895	147
Southside Bancshares	3,269	106
Two Harbors Investment REIT	21,351	261
Umpqua Holdings	8,391	134
United Bankshares	2,166	77
Westamerica Bancorporation	3,718	223

		5,449

Health Care — 3.5%
Antares Pharma*	24,049	67
CorVel*	3,493	258
Medpace Holdings*	2,305	125
Patterson	3,092	65
Simulations Plus	3,965	99

		614

Industrials — 13.0%
Brady, Cl A	5,509	255
DMC Global	1,511	102
Ennis	7,859	146
Global Brass & Copper Holdings	4,735	207
Great Lakes Dredge & Dock*	9,063	96
Insperity	1,016	116
Mercury Systems*	6,174	424
Moog, Cl A	1,225	101
NOW*	6,142	80
Radiant Logistics*	61,211	389
Regal Beloit	2,085	152
Viad	3,454	217

		2,285

Information Technology — 10.6%
3D Systems*	7,635	62
Bottomline Technologies DE*	3,472	152
Digi International*	8,483	92
Fabrinet (Cayman Islands)*	2,816	120
Finisar*#	3,501	73
FireEye*	5,125	75
Knowles*	9,011	142
ManTech International, Cl A	3,106	190
Materialise NV, ADR (Belgium)*#	19,433	288
Plexus*	3,349	166
Radware (Israel)*	4,149	97
Sanmina*	4,260	113
Sykes Enterprises*	5,851	145
Viavi Solutions*	11,974	144

		1,859

Materials — 3.8%
Alamos Gold, Cl A (Canada)	28,815	140
Mesabi Trust#	2,873	84
Sandstorm Gold (Canada)*	44,032	240
Silgan Holdings	7,355	213

		677

Real Estate — 10.3%
American Assets Trust REIT	3,220	146

See Notes to Financial Statements.

	Number of Shares	Fair Value (000)
COMMON STOCKS — continued
Real Estate — continued
Ashford Hospitality Trust REIT	14,531	$65
CareTrust REIT	7,378	180
CoreSite Realty REIT	971	113
DiamondRock Hospitality REIT	10,794	107
Four Corners Property Trust REIT	9,579	276
Getty Realty REIT	8,409	260
Hersha Hospitality Trust REIT	7,551	129
Monmouth Real Estate Investment REIT	21,004	293
NexPoint Residential Trust REIT	4,325	173
Office Properties Income Trust REIT	2,812	67

		1,809

Utilities — 6.5%
American States Water	1,691	123
El Paso Electric	1,391	81
Northwest Natural Holding	1,720	119
NorthWestern	4,260	302
SJW Group	2,215	137
Spire	4,489	374
		1,136

Total Common Stocks (Cost $17,290)		17,415

MASTER LIMITED PARTNERSHIP — 0.4%
Energy — 0.4%
Hoegh LNG Partners LP (Marshall Islands)	4,714	81

Total Master Limited Partnership (Cost $87)		81

AFFILIATED MONEY MARKET FUND — 1.4%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	240,623	241

Total Affiliated Money Market Fund (Cost $241)		241

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 100.8% (Cost $17,618)		17,737

	Number of Shares	Fair Value (000)

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.7%
Affiliated Money Market Fund — 2.4%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	425,539	$426

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	47,282	47

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $473)‡		473

TOTAL INVESTMENTS — 103.5% (Cost $18,091)**		18,210

Liabilities in Excess of Other Assets — (3.5)%		(618)

TOTAL NET ASSETS — 100.0%		$17,592

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $18,113 (000).

Gross unrealized appreciation (000)	$1,523
Gross unrealized depreciation (000)	(1,426)

Net unrealized appreciation (000)	$97

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $444 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Affiliated Money Market Fund	$241	$–	$–	$241

Common Stocks	17,415	–	–	17,415

Master Limited Partnership	81	–	–	81

Short-Term Investments Purchased With Collateral From Securities Loaned	473	–	–	473

Total Assets - Investments in Securities	$18,210	$–	$–	$18,210

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$473	$–	$473

Total Liabilities - Collateral Received for Loaned Securities	$–	$473	$–	$473

See Notes to Financial Statements.

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Number of Shares	Fair Value (000)
COMMON STOCKS — 93.4%
Communication Services — 3.0%
Madison Square Garden, Cl A*	28,390	$8,399

Consumer Discretionary — 17.5%
Cavco Industries*	19,691	2,828
Dorman Products*	96,309	7,865
Fox Factory Holding*	112,242	7,522
Helen of Troy (Bermuda)*	53,548	7,154
Hooker Furniture	56,553	1,517
Installed Building Products*	100,232	5,156
iRobot*#	41,795	3,641
LCI Industries	79,538	6,591
Lithia Motors, Cl A	54,681	6,242

		48,516

Energy — 0.2%
KLX Energy Services Holdings*	28,681	565

Financials — 19.9%
Allegiance Bancshares*	65,230	2,117
AMERISAFE	62,303	3,711
Artisan Partners Asset Management, Cl A	115,713	2,737
Credit Acceptance*	24,052	10,977
Diamond Hill Investment Group*	17,642	2,532
Home BancShares	215,146	3,769
LegacyTexas Financial Group	134,976	4,927
National General Holdings	249,305	5,664
Pacific Premier Bancorp	62,954	1,782
PRA Group*	180,270	4,977
RLI	108,929	9,355
Veritex Holdings	109,561	2,786

		55,334

Health Care — 8.6%
AMN Healthcare Services*	140,279	6,795
Medpace Holdings*	78,287	4,226
Neogen*	75,464	4,252
Omnicell*	40,070	3,184
PetIQ*#	200,989	5,272

		23,729

Industrials — 24.9%
Alamo Group	68,668	6,519
ASGN*	127,855	6,486
Cubic	45,675	2,577
EnerSys	41,694	2,344
Exponent	134,114	7,517
H&E Equipment Services	132,906	3,231
HEICO	110,203	13,400
Insperity	89,556	10,200
John Bean Technologies	54,253	5,564
Patrick Industries*	90,777	3,703
Universal Forest Products	177,503	5,724
Willdan Group*	61,352	1,909

		69,174

Information Technology — 10.5%
Envestnet*	116,123	7,770
ePlus*	99,408	7,024
RealPage*	69,682	4,064
Tyler Technologies*	21,862	4,664

	Number of Shares	Fair Value (000)

WEX*	29,532	$5,580

		29,102

Materials — 3.3%
Balchem	66,598	6,040
Neenah	54,545	3,118

		9,158

Real Estate — 5.5%
Colliers International Group (Canada)#	83,306	5,128
FirstService (Canada)	75,697	6,840
RE/MAX Holdings, Cl A	105,960	3,139
		15,107

Total Common Stocks (Cost $154,758)		259,084

EXCHANGE-TRADED FUND — 1.4%
iShares Russell 2000 ETF†	27,149	3,960
Total Exchange-Traded Fund (Cost $4,017)		3,960

AFFILIATED MONEY MARKET FUND — 3.5%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	9,801,734	9,802

Total Affiliated Money Market Fund (Cost $9,802)		9,802

Total Investments Before Short-Term Investments Purchased with Collateral from Securities Loaned – 98.3% (Cost $168,577)		272,846

SHORT-TERM INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.6%
Affiliated Money Market Fund — 2.3%
PNC Government Money Market Fund, Class I Shares 2.270%† (A)	6,471,054	6,471

Money Market Fund — 0.3%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class 2.285% (A)	719,006	719

Total Short-Term Investments Purchased With Collateral From Securities Loaned (Cost $7,190)‡		7,190

TOTAL INVESTMENTS — 100.9% (Cost $175,767)**		280,036

Liabilities in Excess of Other Assets — (0.9)%		(2,543)

TOTAL NET ASSETS — 100.0%		$277,493

See Notes to Financial Statements.

P N C  S m a l l  C a p  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $177,632 (000).

Gross unrealized appreciation (000)	$110,583
Gross unrealized depreciation (000)	(8,179)

Net unrealized appreciation (000)	$102,404

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $6,834 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$9,802	$–	$–	$9,802

Common Stocks	259,084	–	–	259,084

Exchange-Traded Fund	3,960	–	–	3,960

Short-Term Investments Purchased With Collateral From Securities Loaned	7,190	–	–	7,190

Total Assets - Investments in Securities	$280,036	$–	$–	$280,036

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value. As of May 31, 2019, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$7,190	$–	$7,190

Total Liabilities - Collateral Received for Loaned Securities	$–	$7,190	$–	$7,190

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 9

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund
ASSETS
Investments in non-affiliates at fair value(1)	$14,471	$11,253	$1,560,979	$5,404
Investments in affiliates at fair value	3,135	210	37,378	81
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	63	8	3,584	10
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	567	68	32,260	87
Cash	–	12	1,481	18
Receivable for investments sold	1	141	8,556	57
Receivable for shares of beneficial interest issued	–	–	2,127	–
Dividends and interest receivable	64	47	6,939	21
Foreign currency payable, at fair value(2)	–	7	554	4
Prepaid expenses	14	29	103	8
Other assets	17	7	112	7

Total Assets	18,332	11,782	1,654,073	5,697

LIABILITIES
Payable for collateral received for loaned securities	630	76	35,844	97
Payable for shares of beneficial interest redeemed	–	–	13,565	–
Payable for investment securities purchased	–	–	3,980	27
Investment advisory fees payable	8	6	1,126	1
12b-1 fees payable:
Class A	–	–	1	–
Class C	–	–	4	–
Shareholder servicing fees payable:
Class A	3	–	33	–
Class C	1	–	–	–
Administration and accounting fees payable	12	13	145	12
Custodian fees payable	5	6	82	5
Transfer agent fees payable	16	3	150	3
Trustees’ deferred compensation payable	17	7	112	7
Trustees’ fees payable	4	5	25	4
Professional fees payable	36	29	69	28
Foreign tax payable	–	24	1	–
Other liabilities	14	16	41	10

Total Liabilities	746	185	55,178	194

TOTAL NET ASSETS	$17,586	$11,597	$1,598,895	$5,503

Investments in non-affiliates at cost	$12,613	$9,675	$1,410,124	$4,222
Investments in affiliates at cost	3,062	210	37,378	81
Short-term investment in non-affiliates held as collateral for loaned securities at cost	63	8	3,584	10
Short-term investment in affiliates purchased with collateral from securities loaned at cost	567	68	32,260	87
(1) Includes securities on loan with a fair value of	611	73	31,195	96
(2) Foreign currency payable, at cost	–	7	553	4

See Notes to Financial Statements.

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$15,308	$10,375	$1,453,014	$4,257

Total Distributable Earnings (Loss)	2,278	1,222	145,881	1,246

Total Net Assets	$17,586	$11,597	$1,598,895	$5,503

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$8,790,019	$11,557,625	$939,067,683	$5,412,329

Class I shares outstanding	748,944	1,029,506	42,039,967	455,782

Net Asset Value, Offering and Redemption Price Per Share	$11.74	$11.23	$22.34	$11.87

Total Net Assets applicable to Class A	$8,346,750	$19,864	$58,932,497	$69,606

Class A shares outstanding	707,762	1,772	2,663,436	5,850

Net Asset Value and Redemption Price Per Share	$11.79	$11.21	$22.13	$11.90

Maximum Offering Price Per Share(3)	$12.38	$11.86	$23.42	$12.59

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Total Net Assets applicable to Class C	$449,265	N/A	$5,895,222	N/A

Class C shares outstanding	38,931	N/A	279,151	N/A

Net Asset Value and Offering Price Per Share(4)	$11.54	N/A	$21.12	N/A

Total Net Assets applicable to Class R6	N/A	$19,695	$594,999,754	$20,574

Class R6 shares outstanding	N/A	1,754	26,631,335	1,733

Net Asset Value and Offering Price Per Share	N/A	$11.23	$22.34	$11.87

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 9

	Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund
ASSETS
Investments in non-affiliates at fair value	$6,245	$92,973	$94,346
Investments in affiliates at fair value	66	1,866	2,025
Receivable for shares of beneficial interest issued	–	114	130
Dividends and interest receivable	9	77	220
Prepaid expenses	15	15	11
Other assets	14	30	37

Total Assets	6,349	95,075	96,769

LIABILITIES
Payable for shares of beneficial interest redeemed	12	105	105
Investment advisory fees payable	1	42	45
12b-1 fees payable:
Class C	–	1	–
Shareholder servicing fees payable:
Class A	1	5	7
Administration and accounting fees payable	11	21	16
Custodian fees payable	4	4	4
Transfer agent fees payable	11	72	73
Trustees’ deferred compensation payable	14	30	37
Trustees’ fees payable	4	7	7
Professional fees payable	27	31	31
Other liabilities	8	26	30

Total Liabilities	93	344	355

TOTAL NET ASSETS	$6,256	$94,731	$96,414

Investments in non-affiliates at cost	$6,395	$88,109	$98,470
Investments in affiliates at cost	66	1,896	2,085

See Notes to Financial Statements.

	Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$6,766	$92,109	$99,693

Total Distributable Earnings (Loss)	(510)	2,622	(3,279)

Total Net Assets	$6,256	$94,731	$96,414

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$4,151,296	$80,499,736	$78,059,954

Class I shares outstanding	215,963	2,512,505	3,365,567

Net Asset Value, Offering and Redemption Price Per Share	$19.22	$32.04	$23.19

Total Net Assets applicable to Class A	$1,961,421	$13,902,396	$18,122,097

Class A shares outstanding	104,472	443,633	784,091

Net Asset Value and Redemption Price Per Share	$18.77	$31.34	$23.11

Maximum Offering Price Per Share(1)	$19.86	$33.16	$24.46

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Total Net Assets applicable to Class C	$142,879	$328,887	$232,369

Class C shares outstanding	8,315	12,007	10,317

Net Asset Value and Offering Price Per Share(2)	$17.18	$27.39	$22.52

(1)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(2)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 9

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
ASSETS
Investments in non-affiliates at fair value(1)	$302,682	$128,742	$17,496
Investments in affiliates at fair value	6,547	549	241
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	883	94	47
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	7,950	845	426
Receivable for investments sold	–	8,937	–
Receivable for shares of beneficial interest issued	195	106	1
Dividends and interest receivable	322	44	14
Prepaid expenses	98	52	14
Other assets	42	21	21

Total Assets	318,719	139,390	18,260

LIABILITIES
Payable for collateral received for loaned securities	8,833	939	473
Payable for shares of beneficial interest redeemed	1,297	141	81
Payable for investment securities purchased	–	7,713	–
Investment advisory fees payable	207	82	8
12b-1 fees payable:
Class A	2	1	–
Class C	1	3	1
Shareholder servicing fees payable:
Class A	24	25	3
Class C	2	3	–
Administration and accounting fees payable	38	21	12
Custodian fees payable	5	6	5
Transfer agent fees payable	114	79	22
Trustees’ deferred compensation payable	42	21	21
Trustees’ fees payable	17	8	5
Professional fees payable	52	38	28
Other liabilities	30	17	9

Total Liabilities	10,664	9,097	668

TOTAL NET ASSETS	$308,055	$130,293	$17,592

Investments in non-affiliates at cost	$273,189	$109,458	$17,377
Investments in affiliates at cost	6,547	549	241
Short-term investment in non-affiliates held as collateral for loaned securities at cost	883	94	47
Short-term investment in affiliates purchased with collateral from securities loaned at cost	7,950	845	426
(1) Includes securities on loan with a fair value of	8,443	707	444

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$288,464	$114,921	$17,710

Total Distributable Earnings (Loss)	19,591	15,372	(118)

Total Net Assets	$308,055	$130,293	$17,592

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$228,654,046	$84,348,723	$8,810,746

Class I shares outstanding	10,205,836	4,104,417	418,583

Net Asset Value, Offering and Redemption Price Per Share	$22.40	$20.55	$21.05

Total Net Assets applicable to Class A	$42,794,157	$36,866,034	$8,176,917

Class A shares outstanding	1,926,346	1,846,369	423,965

Net Asset Value and Redemption Price Per Share	$22.22	$19.97	$19.29

Maximum Offering Price Per Share(2)	$23.51	$21.13	$20.41

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Total Net Assets applicable to Class C	$1,111,843	$3,987,566	$603,849

Class C shares outstanding	50,210	211,411	35,296

Net Asset Value and Offering Price Per Share(3)	$22.14	$18.86	$17.11

Total Net Assets applicable to Class R6	$35,494,995	$5,090,476	N/A

Class R6 shares outstanding	1,584,473	247,696	N/A

Net Asset Value and Offering Price Per Share	$22.40	$20.55	N/A

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 9

Small Cap Fund
ASSETS
Investments in non-affiliates at fair value(1)	$259,084
Investments in affiliates at fair value	13,762
Short-term investment in non-affiliates held as collateral for loaned securities at fair value	719
Short-term investment in affiliates purchased with collateral from securities loaned at fair value	6,471
Receivable for investments sold	9,374
Receivable for shares of beneficial interest issued	90
Dividends and interest receivable	175
Prepaid expenses	30
Other assets	105

Total Assets	289,810

LIABILITIES
Payable for collateral received for loaned securities	7,190
Payable for shares of beneficial interest redeemed	467
Payable for investment securities purchased	4,016
Investment advisory fees payable	235
12b-1 fees payable:
Class A	1
Class C	7
Shareholder servicing fees payable:
Class A	3
Class C	1
Administration and accounting fees payable	37
Custodian fees payable	6
Transfer agent fees payable	143
Trustees’ deferred compensation payable	105
Trustees’ fees payable	18
Professional fees payable	55
Other liabilities	33

Total Liabilities	12,317

TOTAL NET ASSETS	$277,493

Investments in non-affiliates at cost	$154,758
Investments in affiliates at cost	13,819
Short-term investment in non-affiliates held as collateral for loaned securities at cost	719
Short-term investment in affiliates purchased with collateral from securities loaned at cost	6,471
(1) Includes securities on loan with a fair value of	6,834

See Notes to Financial Statements.

Small Cap Fund

TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$123,214
Total Distributable Earnings (Loss)	154,279

Total Net Assets	$277,493

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$243,739,278

Class I shares outstanding	13,647,648

Net Asset Value, Offering and Redemption Price Per Share	$17.86

Total Net Assets applicable to Class A	$24,509,269

Class A shares outstanding	1,449,594

Net Asset Value and Redemption Price Per Share	$16.91

Maximum Offering Price Per Share(2)	$17.89

Maximum Sales Charge Per Share	5.50%

Total Net Assets applicable to Class C	$9,244,773

Class C shares outstanding	645,676

Net Asset Value and Offering Price Per Share(3)	$14.32

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r   t h e   Y e a r   E n d e d   M a y  3 1 ,   2 0 1 9

	Balanced Allocation Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund
Investment Income:

Dividends from unaffiliated investments	$171	$204	$35,278	$84

Dividends from affiliated investments(1)	79	11	1,541	3

Interest from unaffiliated investments	234	6	1,293	3

Security lending income (net of fees)(2)	8	1	476	1

Less: foreign taxes withheld	(2)	(20)	(3,499)	(8)

Total Investment Income	490	202	35,089	83
Expenses:

Investment advisory fees	134	120	12,017	46

Administration and accounting fees	26	33	726	29

12b-1 fees(3)	3	–	42	–

Shareholder servicing fees(3)	20	–	160	–

Transfer agent fees(3)	49	22	244	24

Sub-transfer agent fees(3)	1	–	209	–

Commitment fees	–	–	7	–

Custodian fees	12	21	383	29

Professional fees	51	46	161	42

Pricing service fees	4	7	–	7

Printing and shareholder reports(3)	3	–	86	1

Registration and filing fees(3)	43	10	75	2

Trustees’ fees	18	18	112	17

Miscellaneous	20	12	145	14

Total Expenses	384	289	14,367	211
Less:

Waiver of administration fees(1)	–	–	(35)	–

Waiver of investment advisory fees(1)	(134)	(120)	(204)	(46)

Adviser expense reimbursement(1)	(53)	(19)	–	(116)

Net Expenses	197	150	14,128	49

Net Investment Income (Loss)	293	52	20,961	34
Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on unaffiliated investments sold	686	(378)	(25,302)	133

Net realized gain (loss) on affiliated investments sold(1)	27	–	–	–
Net realized gain (loss) on foreign currency transactions	–	(5)	(573)	(1)
Capital gain distributions received from affiliated funds	180	–	–	–

Net change in unrealized appreciation/(depreciation) on unaffiliated investments(4)	(357)	(1,466)	(108,029)	(591)

Net change in unrealized appreciation/(depreciation) on affiliated investments	(519)	–	–	–
Net change in unrealized appreciation/(depreciation) on foreign currency translation	–	–	(38)	–

Net Gain (Loss) on Investments	17	(1,849)	(133,942)	(459)
Payment by Affiliate(5)	–	3	104	4

Net Increase (Decrease) in Total Net Assets Resulting from Operations	$310	$(1,794)	$(112,877)	$(421)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 4 in Notes to Financial Statements for breakout of class-specific expenses.
(4)	Net of change in estimated capital gains taxes of $(7) and $69 for Emerging Markets Equity Fund and International Equity Fund, respectively.
(5)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor All Cap Fund	Multi-Factor Large Cap Growth Fund	Multi-Factor Large Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$120	$1,222	$2,316	$5,779	$986

2	39	60	88	36

1	23	27	68	29

–	13	5	223	46

(2)	–	(2)	(8)	(5)

121	1,297	2,406	6,150	1,092

42	558	597	3,315	1,136

21	68	72	242	96

1	3	1	11	43

5	33	48	195	120

41	182	184	140	133

3	10	11	157	28

–	–	–	6	6

10	9	10	14	13

41	55	56	130	66

1	1	2	–	1

2	38	38	45	17

36	40	46	74	56

17	29	29	88	35

7	22	23	82	29

227	1,048	1,117	4,499	1,779

–	(2)	(2)	(10)	(3)

(42)	(340)	(349)	(498)	(299)

(128)	–	–	–	–

57	706	766	3,991	1,477

64	591	1,640	2,159	(385)

(325)	7,504	(277)	19,523	9,927

(2)	138	127	–	–
–	–	–	–	–
–	–	–	–	–

(573)	(7,013)	(7,032)	(75,370)	(18,963)

(1)	(113)	(41)	–	–
–	–	–	–	–

(901)	516	(7,223)	(55,847)	(9,036)
–	–	–	–	1

$(837)	$1,107	$(5,583)	$(53,688)	$(9,420)

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 9

	Multi-Factor Small Cap Value Fund	Small Cap Fund
Investment Income:
Dividends from unaffiliated investments	$505	$5,124
Dividends from affiliated investments(1)	4	241
Interest from unaffiliated investments	4	167
Security lending income (net of fees)(2)	12	208
Less: foreign taxes withheld	(3)	(18)
Total Investment Income	522	5,722
Expenses:
Investment advisory fees	173	4,121
Administration and accounting fees	29	248
12b-1 fees(3)	5	109
Shareholder servicing fees(3)	24	118
Transfer agent fees(3)	56	213
Sub-transfer agent fees(3)	8	196
Commitment fees	2	6
Custodian fees	11	20
Professional fees	45	126
Printing and shareholder reports(3)	5	78
Registration and filing fees(3)	41	53
Trustees’ fees	19	79
Interest expense(4)	–	1
Miscellaneous	10	94
Total Expenses	428	5,462
Less:
Waiver of administration fees(1)	(1)	(10)
Waiver of investment advisory fees(1)	(173)	(676)
Adviser expense reimbursement(1)	(21)	–
Net Expenses	233	4,776
Net Investment Income (Loss)	289	946
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments	(501)	99,996
Net realized gain (loss) on affiliated investments(1)	–	(1,142)
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	(3,144)	(131,471)
Net change in unrealized appreciation/(depreciation) on affiliated investments	–	(57)
Net Gain (Loss) on Investments	(3,645)	(32,674)
Payment by Affiliate(5)	1	–
Net Increase (Decrease) in Total Net Assets Resulting from Operations	$(3,355)	$(31,728)

(1)   See Note 3 in Notes to Financial Statements.

(2)   See Note 9 in Notes to Financial Statements.

(3)   See Note 4 in Notes to Financial Statements for breakout of class-specific expenses.

(4)   See Note 10 in Notes to Financial Statements.

(5)   See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

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P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Balanced Allocation Fund		Emerging Markets Equity Fund		International Equity Fund
	For the Years Ended		For the Years Ended		For the Years Ended
	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018
Investment Activities:
Net investment income (loss)	$293	$254	$52	$35	$20,961	$16,335
Net realized gain (loss) on investments, futures and foreign currency transactions	893	1,612	(383)	215	(25,875)	27,885
Net change in unrealized appreciation/ (depreciation) on investments, futures and foreign currency translation	(876)	(233)	(1,466)	1,944	(108,067)	106,528
Payment by Affiliate	–	–	3(1)	–	104(1)	2(1)
Net increase (decrease) in total net assets resulting from operations	310	1,633	(1,794)	2,194	(112,877)	150,750
Dividends and Distributions to Shareholders:(2)
Class I	(1,060)	(1,377)	(212)	(61)	(22,259)	(8,926)
Class A	(1,005)	(1,001)	–	–	(1,348)	(366)
Class C	(54)	(58)	–	–	(118)	(1)
Class R6	–	–	–	–	(16,655)	–
Total dividends and distributions to shareholders	(2,119)	(2,436)	(212)	(61)	(40,380)	(9,293)
Share Transactions:
Proceeds from shares issued:
Class I	168	878	13	91	572,372	428,365
Class A	534	203	23	–	25,631	17,926
Class C	2	4	–	–	2,773	2,100
Class R6	–	–	20	–	815,908	–
Conversion of Class T to Class A shares:(3)
Class A	–	1	–	–	–	–
Class T	–	(1)	–	–	–	–
Reinvestment of dividends and distributions:
Class I	1,023	1,340	211	61	17,604	5,104
Class A	956	942	–	–	833	251
Class C	53	57	–	–	107	1
Class R6	–	–	–	–	5,136	–
Total proceeds from shares issued and reinvested	2,736	3,424	267	152	1,440,364	453,747
Value of shares redeemed:
Class I	(1,360)	(5,095)	(56)	–	(903,458)	(227,028)
Class A	(1,133)	(1,305)	–	–	(29,609)	(17,215)
Class C	(99)	(48)	–	–	(1,300)	(698)
Class R6	–	–	–	–	(161,442)	–
Total value of shares redeemed	(2,592)	(6,448)	(56)	–	(1,095,809)	(244,941)
Increase (decrease) in net assets from share transactions	144	(3,024)	211	152	344,555	208,806
Total increase (decrease) in total net assets	(1,665)	(3,827)	(1,795)	2,285	191,298	350,263
Total Net Assets:
Beginning of year	19,251	23,078	13,392	11,107	1,407,597	1,057,334
End of year	$17,586	$19,251 (2)	$11,597	$13,392 (2)	$1,598,895	$1,407,597 (2)

(1)   See Note 11 in Notes to Financial Statements.

(2)   During the year ended May 31, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification Amendments. Please see Note 14 in Notes to Financial Statements.

(3)   See Note 1 in Notes to Financial Statements.

For the fiscal year ended May 31, 2018, the Funds had the following distributions:

Dividends and Distributions to Shareholders:(2)

Dividends from net investment income:
Class I		$(145)		$(28)		$(8,926)
Class A		(80)		–		(366)
Class C		(1)		–		(1)
Distributions from net realized gains:
Class I		(1,232)		(33)		–
Class A		(921)		–		–
Class C		(57)		–		–
Total dividends and distributions		(2,436)		(61)		(9,293)
Total Net Assets includes accumulated undistributed net investment income of:		$65		$14		$14,678

See Notes to Financial Statements.

International Growth Fund		Multi-Factor All Cap Fund		Multi-Factor Large Cap Growth Fund		Multi-Factor Large Cap Value Fund
For the Years Ended		For the Years Ended		For the Years Ended		For the Years Ended
May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018

$34	$28	$64	$74	$591	$449	$1,640	$1,531

132	723	(327)	1,038	7,642	12,385	(150)	6,424

(591)	446	(574)	513	(7,126)	4,965	(7,073)	809
4(1)	–	–	–	–	–	–	–

(421)	1,197	(837)	1,625	1,107	17,799	(5,583)	8,764

(723)	(80)	(60)	(89)	(14,898)	(403)	(1,133)	(1,017)
(6)	–	(19)	(21)	(2,597)	(4)	(267)	(194)
–	–	–	(2)	(97)	–	(2)	(1)
–	–	–	–	–	–	–	–
(729)	(80)	(79)	(112)	(17,592)	(407)	(1,402)	(1,212)

27	56	160	1,215	22,421	25,999	21,670	26,527
28	8	16	176	347	531	80	165
–	–	31	46	22	55	23	111
20	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

723	79	20	40	12,308	297	820	702
6	–	18	21	2,247	4	236	175
–	–	–	–	59	–	2	1
–	–	–	–	–	–	–	–
804	143	245	1,498	37,404	26,886	22,831	27,681

(395)	(1,500)	(2,057)	(4,629)	(26,375)	(29,835)	(27,479)	(27,205)
(2)	(6)	(296)	(505)	(1,882)	(2,301)	(2,497)	(2,890)
–	–	(20)	(187)	(189)	(248)	(10)	(63)
–	–	–	–	–	–	–	–
(397)	(1,506)	(2,373)	(5,321)	(28,446)	(32,384)	(29,986)	(30,158)
407	(1,363)	(2,128)	(3,823)	8,958	(5,498)	(7,155)	(2,477)
(743)	(246)	(3,044)	(2,310)	(7,527)	11,894	(14,140)	5,075

6,246	6,492	9,300	11,610	102,258	90,364	110,554	105,479
$5,503	$6,246(2)	$6,256	$9,300(2)	$94,731	$102,258(2)	$96,414	$110,554 (2)

	$(31)		$(89)		$(403)		$(1,017)
	–		(21)		(4)		(194)
	–		(2)		–		(1)

	(49)		–		–		–
	–		–		–		–
	–		–		–		–
	(80)		(112)		(407)		(1,212)

	$14		$54		$183		$839

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Years Ended		For the Years Ended

	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018

Investment Activities:
Net investment income (loss)	$2,159	$1,038	$(385)	$(591)
Net realized gain (loss) on investments and futures	19,523	9,943	9,927	11,814
Net change in unrealized appreciation/ (depreciation) on investments and futures	(75,370)	53,216	(18,963)	16,957
Payment by affiliate	–	–	1(1)	–
Net increase (decrease) in total net assets resulting from operations	(53,688)	64,197	(9,420)	28,180
Dividends and Distributions to Shareholders:(2)
Class I	(22,229)	(5,659)	(13,200)	(4,764)
Class A	(5,536)	(1,106)	(6,662)	(2,148)
Class C	(90)	(14)	(875)	(354)
Class R6	(4,613)	–	(1,368)	–
Total dividends and distributions to shareholders	(32,468)	(6,779)	(22,105)	(7,266)
Share Transactions:
Proceeds from shares issued:
Class I	81,081	170,638	25,766	29,793
Class A	17,109	33,208	10,419	10,500
Class C	468	768	441	980
Class R6	95,554	–	11,580	–
Reinvestment of dividends and distributions:
Class I	18,036	3,964	11,518	3,402
Class A	3,614	654	4,873	1,555
Class C	77	12	720	287
Class R6	1,576	–	406	–
Total proceeds from shares issued and reinvested	217,515	209,244	65,723	46,517
Value of shares redeemed:
Class I	(232,325)	(71,087)	(36,925)	(38,707)
Class A	(62,169)	(40,396)	(19,358)	(12,571)
Class C	(418)	(243)	(3,108)	(3,729)
Class R6	(46,293)	–	(3,746)	–
Total value of shares redeemed	(341,205)	(111,726)	(63,137)	(55,007)
Increase (decrease) in net assets from share transactions	(123,690)	97,518	2,586	(8,490)
Total increase (decrease) in total net assets	(209,846)	154,936	(28,939)	12,424
Total Net Assets:
Beginning of year	517,901	362,965	159,232	146,808
End of year	$308,055	$517,901 (2)	$130,293	$159,232 (2)

(1)   See Note 11 in Notes to Financial Statements.

(2)   During the year ended May 31, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification Amendments. Please see Note 14 in Notes to Financial Statements.

For the fiscal year ended May 31, 2018, the Funds had the following distributions:

Dividends and Distributions to Shareholders:(1)

Dividends from net investment income:
Class I		$(883)		$(382)
Class A		–		(54)
Class C		–		–
Distributions from net realized gains:
Class I		(4,776)		(4,382)
Class A		(1,106)		(2,094)
Class C		(14)		(354)
Total dividends and distributions		(6,779)		(7,266)
Total Net Assets includes accumulated undistributed (distributions in excess of) net investment income of:		$898		$(17)

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund			Small Cap Fund

	For the Years Ended			For the Years Ended

May 31, 2019		May 31, 2018	May 31, 2019		May 31, 2018

$289		$369	$946		$(816)

(501)		2,086	98,854		142,382

(3,144)		1,425	(131,528)		(4,226)
1(1)		–	–		–

(3,355)		3,880	(31,728)		137,340

(224)		(326)	(81,784)		(64,820)
(170)		(232)	(6,808)		(4,284)
(8)		(17)	(3,641)		(2,128)
–		–	–		–

(402)		(575)	(92,233)		(71,232)

1,601		2,641	47,802		54,905
217		711	2,038		7,608
19		24	1,122		809
–		–	–		–

149		219	60,039		52,009
162		221	6,099		3,715
7		14	2,292		1,341
–		–	–		–

2,155		3,830	119,392		120,387

(4,989)		(7,237)	(264,948)		(451,056)
(1,817)		(3,088)	(15,447)		(19,435)
(147)		(566)	(7,009)		(7,432)
–		–	–		–
(6,953)		(10,891)	(287,404)		(477,923)

(4,798)		(7,061)	(168,012)		(357,536)
(8,555)		(3,756)	(291,973)		(291,428)

26,147		29,903	569,466		860,894
$17,592		$26,147 (2)	$277,493		$569,466 (2)

		$(326)			$–
		(232)			–
		(17)			–

		–			(64,820)
		–			(4,284)
		–			(2,128)
		(575)			(71,232)

		$393			$(1,027)

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

T O T A L  R E T U R N  A D V A N T A G E  F U N D  O V E R V I E W  (U n a u d i t e d)

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2004

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Effective at the close of business December 7, 2018, PNC Intermediate Bond Fund (“Bond Fund”) reorganized into PNC Total Return Advantage Fund (“Advantage Fund”). Each shareholder of the Bond Fund became a shareholder in the Advantage Fund. Additionally, Class C Shares of the Advantage Fund were converted into Class A Shares of the Advantage Fund.

PNC Total Return Advantage Fund seeks to provide current income as well as capital appreciation by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Total Return Advantage Fund (the “Fund”) returned 6.37% to Class I Shares investors and 1.42% to Class A Shares investors(1). The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned 6.40%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 127 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Sector allocation positioning overall was the primary positive contributor to the Fund’s relative results. Having an overweighted allocation to the investment-grade corporate credit sector, which outperformed the Index during the annual period, added the most value. Positioning within the high yield corporate credit and asset-backed securities sectors also helped as did having an underweighted allocation to the U.S. Treasury sector, which modestly underperformed the Index during the annual period. Only partially offsetting these positive contributors was the detracting effect of having an overweighted allocation to Treasury Inflation-Protected Securities (TIPS) sector, which underperformed the Index during the annual period, and having an underweighted allocation to the non-corporate credit sector, which outperformed the Index during the annual period.

●

Security selection as a whole contributed positively, albeit modestly, to the Fund’s performance during the annual period. Security selection within the corporate credit sector proved particularly effective. Security selection within the mortgage-backed securities sector detracted from relative results.

●

The combination of duration and yield curve positioning had a neutral effect on Fund results. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, the Fund maintained over weighted allocations to the high yield corporate credit, investment-grade corporate credit and asset-backed securities sectors and underweighted allocations to the U.S. Treasury, agency securities and non-corporate credit sectors. The Fund had a rather neutral allocation relative to the Index in the mortgage-backed securities sector.

P N C  F i x e d  I n c o m e  F u n d s

T O T A L  R E T U R N  A D V A N T A G E  F U N D  O V E R V I E W  (U n a u d i t e d)

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Total Return Advantage Fund

Corporate Bonds	43.6%
Federal National Mortgage Association	22.9
U.S. Treasury Bonds	8.9
U.S. Treasury Notes	8.7
Asset-Backed Securities	6.6
Federal Home Loan Mortgage Corporation	2.8
Collateralized Mortgage Obligations	1.5
Commercial Mortgage-Backed Security	1.3
Government National Mortgage Association	1.3
U.S. Treasury Inflation-Indexed Bond	1.2
Other Government and Agency Obligation	0.6
Affiliated Money Market Fund	0.4
Municipal Bond	0.2
100.0%

P N C  F i x e d  I n c o m e  F u n d s

T O T A L  R E T U R N  A D V A N T A G E  F U N D  O V E R V I E W  (U n a u d i t e d)

Average Annual Total Returns as of 05/31/19(3)

	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC		Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	6.37%	2.73%	2.24%	3.93%	4.71%	N/A	N/A		0.48%	0.35%
Class A Shares(1)	9/30/02	1.42%	0.98%	1.08%	3.19%	4.07%	4.50%	0.50	%(4)	0.74%	0.61%
Bloomberg Barclays U.S. Aggregate Bond Index(2)		6.40%	2.50%	2.70%	3.83%	4.86%	N/A	N/A		N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged market value-weighted index of fixed income securities, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the December 10, 2018 supplement to the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least December 10, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  F i x e d  I n c o m e  F u n d s

U L T R A  S H O R T  B O N D  F U N D  O V E R V I E W  (U n a u d i t e d)

Sean T. Rhoderick, CFA

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Portfolio Manager

Since 2009

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ultra Short Bond Fund seeks to provide current income while preserving capital by investing primarily in a diversified portfolio of fixed income securities of many types, including investment-grade securities such as U.S. government securities, corporate bonds, asset-backed securities, and mortgage-backed securities.

How did the Fund perform during the annual period?

During the annual period, PNC Ultra Short Bond Fund (the “Fund”) returned 2.93% to Class I Shares investors and 1.63% to Class A Shares investors(1). The Fund’s benchmark, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Index(2) (the “Index”), returned 2.70%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 130 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

Sector allocation positioning overall was the primary positive contributor to the Fund’s relative results. Having exposure to the corporate credit sector, which outperformed U.S. Treasuries during the annual period, added the most value. Having exposure to the asset-backed securities sector, which also outpaced the all one-year U.S. Treasury-comprised Index during the annual period, helped as well. There were no significant detractors from the Fund’s results during the annual period.

●

The combination of duration and yield curve positioning had a rather neutral effect on Fund results. The Fund maintained a duration that approximated that of the Index through most of the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

●

At the end of the annual period, we continued to favor the corporate credit and structured product sectors for the Fund due to what we saw as favorable fundamentals and relative value compared to the U.S. Treasury sector.

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Ultra Short Bond Fund

Corporate Bonds	54.1%
Asset-Backed Securities	25.6
U.S. Treasury Obligations	18.0
Commercial Paper	1.2
Affiliated Money Market Fund	1.1
Collateralized Mortgage Obligations	–*
100.0%

* Amount represents less than 0.1%.

P N C  F i x e d  I n c o m e  F u n d s

U L T R A  S H O R T  B O N D  F U N D  O V E R V I E W  (U n a u d i t e d)

Average Annual Total Returns as of 05/31/19(3)

									Total Gross	Total Net
									Fund	Fund
									Operating	Operating
	Date of					Since	Max Sales		Expenses	Expenses
	Inception	1 Year	3 Years	5 Years	10 Years	Inception	Charge	Max CDSC	(4)	(4)
Class I Shares	12/2/02	2.93%	1.50%	1.02%	0.83%	1.80%	N/A	N/A	0.32%	0.23%
Class A Shares(1)	1/6/03	1.63%	0.88%	0.53%	0.46%	1.48%	2.00%	N/A	0.58%	0.49%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Index(2)		2.70%	1.37%	0.94%	0.73%	1.66%	N/A	N/A	N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum applicable sales charge.

(2)

The ICE BofA Merrill Lynch 1-Year U.S. Treasury Index, an unmanaged, market capitalization-weighted index including U.S. Treasuries, is not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Source Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML PERMITS USE OF THE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND PNC CAPITAL ADVISORS, LLC, OR ANY OF ITS PRODUCTS OR SERVICES.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E   T A X  E X E M P T  B O N D   F U N D  O V E R V I E W  (U n a u d i t e d)

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2009

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Tax Exempt Bond Fund seeks to provide current income that is exempt from regular federal income tax while preserving capital by investing in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Tax Exempt Bond Fund (the “Fund”) returned 5.90% to Class I Shares investors and 3.91% to Class C Shares investors(1). The Fund’s benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 6.40%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 133 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

While the Fund posted absolute gains, it underperformed the Index during the annual period due primarily to issue selection. Security selection among local general obligation bonds and prerefunded bonds detracted from relative results most, more than offsetting issue selection among state general obligation bonds and positioning in the health care sector, which buoyed Fund performance.

●

To a lesser degree, duration and yield curve positioning overall also detracted from the Fund’s results. We seek to match the portfolio option-adjusted duration (OAD) to that of the Index, though we did adjust the Fund’s duration during the annual period as market conditions shifted. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●

Credit quality positioning overall contributed most positively. Security selection among and an overweight to bonds rated A, which outperformed the Index during the annual period, especially added value. Partially offsetting this positive contributor was the detracting effect of having underweighted allocations to higher-quality bonds rated AA and AAA and to bonds rated BBB, which also outperformed the Index during the annual period.

●

From a sector allocation perspective, which boosted relative performance overall, overweights to the higher education and transportation sectors helped most. Having an underweight to the tax-backed sector during the annual period detracted.

●

Among individual holdings, positions in a Mississippi industrial development revenue/pollution control revenue bond, a Massachusetts water/sewer bond, a Missouri health care bond, an Indiana health care bond and a Pennsylvania public power bond were the biggest disappointments.

●

Individual positions in a Connecticut higher education bond, a Pennsylvania airport/port bond, a New Jersey toll road bond, an Ohio higher education bond and a Pennsylvania health care bond performed especially well.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  (U n a u d i t e d)

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Intermediate Tax Exempt Bond Fund

Transportation Revenue Bonds	31.7%
Refunding Bonds	22.5
Education Revenue Bonds	15.4
Industrial/Development Revenue Bonds	12.7
Hospital/Nursing Home Revenue Bonds	10.7
Other Revenue Bonds	3.5
Utility Revenue Bonds	3.5
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E  T A X  E X E M P T  B O N D  F U N D  O V E R V I E W  (U n a u d i t e d)

Average Annual Total Returns as of 05/31/19(3)

											Total Gross	Total Net
											Fund	Fund
											Operating	Operating
	Date of						Since	Max Sales			Expenses	Expenses
	Inception	1 Year		3 Years	5 Years	10 Years	Inception	Charge	Max CDSC		(5)	(5)
Class I Shares	3/1/98	5.90%		2.20%	2.80%	3.74%	3.91%	N/A	N/A		0.73%	0.54%
Class A Shares(1)	9/30/02	2.45%		0.97%	1.94%	3.13%	3.35%	3.00%	0.50	%(4)	0.98%	0.79%
Class C Shares	9/30/02	3.91	%(1)	1.15%	1.78%	2.85%	2.84%	N/A	1.00%		1.73%	1.54%
S&P Municipal Bond Intermediate Index(2)		6.40%		2.80%	3.24%	4.35%	N/A (6)	N/A	N/A		N/A	N/A
(1)

Performance of Class A Shares assumes the deduction of the maximum sales charge. Performance of Class C Shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period for Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)	This Max CDSC applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched on December 31, 2000, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

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P N C  T a x  E x e m p t  B o n d  F u n d s

T A X  E X E M P T  L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Portfolio Manager

Since 2007

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Tax Exempt Limited Maturity Bond Fund seeks to provide current income that is exempt from regular federal income tax, while preserving capital, by investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax.

How did the Fund perform during the annual period?

During the annual period, PNC Tax Exempt Limited Maturity Bond Fund (the “Fund”) returned 3.91% to Class I Shares investors and 0.40% to Class A Shares investors(1). The Fund’s benchmark, the S&P Municipal Bond Short Intermediate Index(2) (the “Index”), returned 4.50%. Unmanaged indices, unlike mutual funds, do not incur fees and operating expenses. See page 137 for additional detail.

What factors most significantly affected the Fund’s performance during the annual period?

●

While the Fund posted absolute gains, it underperformed the Index during the annual period attributable primarily to duration and yield curve positioning overall. We seek to match the portfolio option-adjusted duration (OAD) to that of the Index. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (KDURs) to those of the Index.

●

Issue selection overall also detracted from the Fund’s relative results during the annual period. Security selection among local general obligation bonds and prerefunded bonds detracted most, more than offsetting issue selection among state general obligation bonds and positioning in the public power sector, which buoyed Fund performance.

●

To a lesser degree, sector allocation decisions overall detracted from the Fund’s relative results as well. Having an underweight to the tax-backed sector detracted, more than offsetting the positive contributions made by having overweighted allocations to the higher education, public power and transportation sectors.

●

Credit quality positioning overall had a rather neutral effect on Fund results during the annual period. Security selection among and having an underweight to bonds rated BBB, which outperformed the Index during the annual period, hurt, as did having an underweight to higher quality bonds rated AA, which also outperformed the Index during the annual period. However, these detractors were virtually offset by the positive contribution made by effective security selection among and having an overweight to bonds rated A, which outperformed the Index during the annual period as well.

●

Among individual holdings, positions in a Mississippi industrial development revenue/pollution control revenue bond, a Kentucky higher education bond, an Illinois higher education bond, a New Jersey dedicated tax bond and a New York toll road bond were the biggest disappointments.

●

An Illinois state general obligation bond, an Illinois tobacco bond, a Kentucky health care bond, a North Carolina toll road bond and an Indiana higher education bond were among those individual positions that performed especially well during the annual period.

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X  E X E M P T  L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W    ( U n a u d i t e d )

The table below presents portfolio holdings as of May 31, 2019 as a percentage of total investments.

Tax Exempt Limited Maturity Bond Fund
Education Revenue Bonds	17.4%
Refunding Bonds	15.2
Transportation Revenue Bonds	14.6
Hospital/Nursing Home Revenue Bonds	13.9
Utility Revenue Bonds	12.2
General Obligations	11.7
Other Revenue Bonds	6.9
Industrial/Development Revenue Bonds	5.6
Refunding Notes	2.5
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X  E X E M P T  L I M I T E D  M A T U R I T Y  B O N D  F U N D  O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/19(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5)	Total Net Fund Operating Expenses (5)
Class I Shares	3/1/98	3.91%	1.39%	1.36%	1.86%	2.73%	N/A	N/A	0.61%	0.54%
Class A Shares(1)	9/30/02	0.40%	0.10%	0.50%	1.26%	2.17%	3.00%	0.50%(4)	0.86%	0.79%
S&P Municipal Bond Short Intermediate Index(2)		4.50%	1.92%	1.97%	2.76%	N/A(6)	N/A	N/A	N/A	N/A
(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.
(2)

The S&P Municipal Bond Short Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike the performance of a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. Returns reflect reinvestment of dividends and capital gains and the deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees, net of fee waivers and expense reimbursements, as applicable. Without such fee waivers and expense reimbursements, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’s fees, expenses and maximum sales charges, through the date of that share class’s inception.

(4)

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(5)

Total Fund Operating Expenses shown, both gross and net of waivers, reimbursements and payments by affiliate, where applicable, reflect expenses from the September 28, 2018 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Total Net Fund Operating Expenses reflect the Adviser’s contractual obligation to waive management fees and reimburse expenses through at least September 28, 2019, except that this obligation may be terminated by the Board at any time.

(6)	The benchmark was launched on December 31, 2000, subsequent to the inception date of Class I Shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

O V E R V I E W    ( U n a u d i t e d )

At May 31, 2019, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Tax Exempt Limited Maturity Bond

AGM	6.9%	2.3%

GNMA/FNMA/FHLMC	3.1	–

PSF-GTD	–	2.6

Total	10.0%	4.9%

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d  F u n d s

E X P E N S E  T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2018 to May 31, 2019 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2019. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2018 to May 31, 2019).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

●

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

●

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Annualized Expense Ratio	Expenses Paid During Period(1)

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,068.00	0.35%	$1.80
Class A	1,000.00	1,067.38	0.62	3.20
Hypothetical(2)
Class I	1,000.00	1,023.19	0.35	1.77
Class A	1,000.00	1,021.84	0.62	3.13

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,020.27	0.23%	$1.16
Class A	1,000.00	1,017.94	0.49	2.47
Hypothetical(2)
Class I	1,000.00	1,023.78	0.23	1.16
Class A	1,000.00	1,022.49	0.49	2.47

	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Annualized Expense Ratio	Expenses Paid During Period(1)

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,053.82	0.54%	$2.77
Class A	1,000.00	1,052.66	0.79	4.04
Class C	1,000.00	1,049.23	1.54	7.87
Hypothetical(2)
Class I	1,000.00	1,022.24	0.54	2.72
Class A	1,000.00	1,020.99	0.79	3.98
Class C	1,000.00	1,017.25	1.54	7.75

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,033.41	0.54%	$2.74
Class A	1,000.00	1,032.12	0.79	4.00
Hypothetical(2)
Class I	1,000.00	1,022.24	0.54	2.72
Class A	1,000.00	1,020.99	0.79	3.98

(1)

Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Total Return Advantage Fund
	Class I						Class A
	2019	2018	2017		2016	2015	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Year	$10.45	$10.79	$10.78		$10.91	$10.97	$10.47	$10.80		$10.78		$10.92	$10.97
Net Investment Income(1)	0.31	0.26	0.24		0.25	0.23	0.28	0.25		0.21		0.21	0.20
Realized and Unrealized Gain (Loss) on Investments	0.34	(0.32)	0.03		(0.11)	(0.04)	0.35	(0.33)		0.04		(0.11)	(0.03)
Total from Investment Operations	0.65	(0.06)	0.27		0.14	0.19	0.63	(0.08)		0.25		0.10	0.17
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)		(0.27)	(0.25)	(0.28)	(0.25)		(0.23)		(0.24)	(0.22)
Total Dividends	(0.31)	(0.28)	(0.26)		(0.27)	(0.25)	(0.28)	(0.25)		(0.23)		(0.24)	(0.22)
Net Asset Value, End of Year	$10.79	$10.45	$10.79		$10.78	$10.91	$10.82	$10.47		$10.80		$10.78	$10.92

Total Return†	6.37%	(0.61)%	2.56%		1.32%	1.71%	6.17%	(0.79)%		2.37%		0.96%	1.52%
Ratios/Supplemental Data
Net Assets End of Year (000)	$190,302	$151,937	$165,351		$168,676	$191,272	$5,800	$3,590		$4,340		$11,770	$4,053
Ratio of Expenses to Average Net Assets	0.43%	0.53%	0.53	%(2)	0.54%	0.56%	0.68%	0.69	%(3)	0.81	%(2)	0.81%	0.84%
Ratio of Net Investment Income to Average Net Assets	2.92%	2.46%	2.21%		2.32%	2.08%	2.66%	2.29	%(3)	1.92%		1.95%	1.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.59%	0.65%	0.61	%(2)	0.59%	0.56%	1.55%	0.93%		0.89	%(2)	0.87%	0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.76%	2.34%	2.13%		2.27%	2.08%	1.79%	2.05%		1.84%		1.89%	1.80%
Portfolio Turnover Rate	92%	71%	93%		53%	51%	92%	71%		93%		53%	51%

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Ultra Short Bond Fund
	Class I						Class A
	2019	2018	2017		2016	2015	2019	2018		2017		2016	2015
Net Asset Value, Beginning of Year	$9.88	$9.93	$9.94		$9.94	$9.96	$9.89	$9.94		$9.95		$9.95	$9.98
Net Investment Income (Loss)(1)	0.22	0.13	0.08		0.04	0.02	0.19	0.11		0.06		0.01	– *
Realized and Unrealized Gain (Loss) on Investments	0.07	(0.05)	–		0.01	–	0.07	(0.06)		(0.01)		0.01	(0.02)
Total from Investment Operations	0.29	0.08	0.08		0.05	0.02	0.26	0.05		0.05		0.02	(0.02)
Dividends from Net Investment Income	(0.22)	(0.13)	(0.09)		(0.05)	(0.04)	(0.19)	(0.10)		(0.06)		(0.02)	(0.01)
Total Dividends	(0.22)	(0.13)	(0.09)		(0.05)	(0.04)	(0.19)	(0.10)		(0.06)		(0.02)	(0.01)
Net Asset Value, End of Year	$9.95	$9.88	$9.93		$9.94	$9.94	$9.96	$9.89		$9.94		$9.95	$9.95

Total Return†	2.93%	0.82%	0.77%		0.48%	0.16%	2.66%	0.53%		0.48%		0.20%	(0.20)%
Ratios/Supplemental Data
Net Assets End of Year (000)	$306,251	$352,077	$420,979		$374,899	$407,537	$830	$920		$1,159		$1,286	$1,554
Ratio of Expenses to Average Net Assets	0.26%	0.32%	0.31	%(2)	0.32%	0.33%	0.52%	0.54	%(3)	0.60	%(2)	0.60%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.21%	1.30%	0.85%		0.40%	0.20%	1.94%	1.07	%(3)	0.55%		0.12%	0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.32%	0.32	%(2)	0.32%	0.33%	4.03%	0.60%		0.60	%(2)	0.60%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.13%	1.30%	0.84%		0.40%	0.20%	(1.57)%	1.01%		0.55%		0.12%	(0.03)%
Portfolio Turnover Rate(4)	110%	98%	116%		91%	90%	110%	98%		116%		91%	90%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(3)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance. See Notes to Financial Statements.

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund
	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year	$9.32	$9.60	$9.79	$9.59	$9.89	$9.29	$9.56		$9.75	$9.55	$9.88
Net Investment Income(1)	0.21	0.21	0.22	0.25	0.25	0.19	0.19		0.19	0.22	0.23
Realized and Unrealized Gain (Loss) on Investments	0.32	(0.23)	(0.12)	0.23	(0.02)	0.32	(0.22)		(0.12)	0.23	(0.03)
Total from Investment Operations	0.53	(0.02)	0.10	0.48	0.23	0.51	(0.03)		0.07	0.45	0.20
Dividends from Net Investment Income	(0.21)	(0.21)	(0.22)	(0.25)	(0.25)	(0.19)	(0.19)		(0.19)	(0.22)	(0.25)
Distributions from Net Realized Gains	(0.19)	(0.05)	(0.07)	(0.03)	(0.28)	(0.19)	(0.05)		(0.07)	(0.03)	(0.28)
Total Dividends and Distributions	(0.40)	(0.26)	(0.29)	(0.28)	(0.53)	(0.38)	(0.24)		(0.26)	(0.25)	(0.53)
Net Asset Value, End of Year	$9.45	$9.32	$9.60	$9.79	$9.59	$9.42	$9.29		$9.56	$9.75	$9.55

Total Return†	5.90%	(0.24)%	1.03%	5.03%	2.38%	5.65%	(0.36)%		0.80%	4.82%	2.10%
Ratios/Supplemental Data
Net Assets End of Year (000)	$32,185	$53,979	$70,735	$79,299	$75,621	$2,235	$2,578		$2,613	$2,913	$2,823
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.53%	0.53%	0.53%	0.79%	0.71	%(2)	0.76%	0.74%	0.78%
Ratio of Net Investment Income to Average Net Assets	2.30%	2.23%	2.25%	2.53%	2.55%	2.05%	2.06	%(2)	2.03%	2.32%	2.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.84%	0.73%	0.66%	0.64%	0.61%	2.00%	0.96%		0.89%	0.85%	0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.00%	2.04%	2.12%	2.42%	2.47%	0.84%	1.81%		1.90%	2.21%	2.22%
Portfolio Turnover Rate	5%	18%	32%	22%	23%	5%	18%		32%	22%	23%

	Intermediate Tax Exempt Bond Fund
	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.18	$9.46	$9.66	$9.46	$9.76
Net Investment Income(1)	0.12	0.11	0.12	0.15	0.15
Realized and Unrealized Gain (Loss) on Investments	0.32	(0.23)	(0.13)	0.23	(0.01)
Total from Investment Operations	0.44	(0.12)	(0.01)	0.38	0.14
Dividends from Net Investment Income	(0.12)	(0.11)	(0.12)	(0.15)	(0.16)
Distributions from Net Realized Gains	(0.19)	(0.05)	(0.07)	(0.03)	(0.28)
Total Dividends and Distributions	(0.31)	(0.16)	(0.19)	(0.18)	(0.44)
Net Asset Value, End of Year	$9.31	$9.18	$9.46	$9.66	$9.46

Total Return†	4.91%	(1.26)%	(0.09)%	4.09%	1.42%
Ratios/Supplemental Data
Net Assets End of Year (000)	$133	$123	$238	$314	$392
Ratio of Expenses to Average Net Assets	1.54%	1.54%	1.53%	1.46%	1.51%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.23%	1.25%	1.60%	1.56%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	21.19%	1.73%	1.66%	1.57%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(18.35)%	1.04%	1.12%	1.49%	1.48%
Portfolio Turnover Rate	5%	18%	32%	22%	23%

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 , u n l e s s o t h e r w i s e i n d i c a t e d

	Tax Exempt Limited Maturity Bond Fund
	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018		2017	2016	2015
Net Asset Value, Beginning of Year	$10.19	$10.41	$10.46	$10.39	$10.50	$10.21	$10.42		$10.47	$10.39	$10.50
Net Investment Income(1)	0.15	0.15	0.15	0.16	0.16	0.13	0.13		0.12	0.13	0.13
Realized and Unrealized Gain (Loss) on Investments	0.24	(0.22)	(0.05)	0.07	(0.11)	0.23	(0.22)		(0.05)	0.08	(0.11)
Total from Investment Operations	0.39	(0.07)	0.10	0.23	0.05	0.36	(0.09)		0.07	0.21	0.02
Dividends from Net Investment Income	(0.15)	(0.15)	(0.15)	(0.16)	(0.16)	(0.13)	(0.12)		(0.12)	(0.13)	(0.13)
Distributions from Net Realized Gains	–	–	– *	–	–	–	–		– *	–	–
Total Dividends and Distributions	(0.15)	(0.15)	(0.15)	(0.16)	(0.16)	(0.13)	(0.12)		(0.12)	(0.13)	(0.13)
Net Asset Value, End of Year	$10.43	$10.19	$10.41	$10.46	$10.39	$10.44	$10.21		$10.42	$10.47	$10.39

Total Return†	3.91%	(0.66)%	0.96%	2.19%	0.46%	3.55%	(0.84)%		0.68%	2.01%	0.19%
Ratios/Supplemental Data
Net Assets End of Year (000)	$81,561	$95,621	$121,660	$131,767	$133,081	$156	$203		$206	$249	$452
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.53%	0.53%	0.53%	0.79%	0.76	%(2)	0.81%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.47%	1.43%	1.49%	1.50%	1.26%	1.24	%(2)	1.15%	1.22%	1.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.69%	0.61%	0.58%	0.56%	0.55%	9.21%	0.88%		0.86%	0.83%	0.83%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.36%	1.40%	1.38%	1.46%	1.48%	(7.16)%	1.12%		1.10%	1.19%	1.21%
Portfolio Turnover Rate	25%	27%	31%	29%	36%	25%	27%		31%	29%	36%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 6.6%
Automotive — 3.7%
BMW Vehicle Owner Trust,
Series 2018-A, Cl A4
2.510%, 06/25/24	$335	$337
Capital One Prime Auto Receivables Trust,
Series 2019-1, Cl A3
2.510%, 11/15/23	600	605
Fifth Third Auto Trust,
Series 2017-1, Cl A3
1.800%, 02/15/22	265	264
Fifth Third Auto Trust,
Series 2019-1, Cl A3
2.640%, 12/15/23	800	808
Ford Credit Auto Lease Trust,
Series 2017-B, Cl A2A
1.800%, 06/15/20	42	42
Ford Credit Auto Lease Trust,
Series 2019-A, Cl A2A
2.840%, 09/15/21	1,195	1,200
GM Financial Consumer Automobile
Receivables Trust,
Series 2018-1, Cl A3
2.320%, 07/18/22	960	960
GM Financial Consumer Automobile
Receivables Trust,
Series 2019-2, Cl A3
2.650%, 02/16/24	900	909
Honda Auto Receivables Owner Trust,
Series 2017-1, Cl A4
2.050%, 06/21/23	575	573
Hyundai Auto Receivables Trust,
Series 2017-A, Cl A3
1.760%, 08/16/21	734	731
Toyota Auto Receivables Owner Trust,
Series 2017-D, Cl A4
2.120%, 02/15/23	350	349
Volkswagen Auto Loan Enhanced Trust,
Series 2018-1, CI A3
3.020%, 11/21/22	500	506

		7,284

Credit Cards — 1.7%
American Express Credit Account Master Trust,
Series 2017-6, Cl A
2.040%, 05/15/23	740	738
BA Credit Card Trust,
Series 2017-A1, Cl A1
1.950%, 08/15/22	400	399
BA Credit Card Trust,
Series 2018-A1, Cl A1
2.700%, 07/17/23	810	815
Capital One Multi-Asset Execution Trust,
Series 2017-A6, Cl A6
2.290%, 07/15/25	800	803
Discover Card Execution Note Trust,
Series 2019-A1, Cl A1
3.040%, 07/15/24	550	561

		3,316

	Par (000)	Fair Value (000)

Equipment — 0.2%
CNH Equipment Trust,
Series 2018-B, Cl A3
3.190%, 11/15/23	$410	$417

Utilities — 1.0%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	399	415
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	220	220
Verizon Owner Trust,
Series 2019-A, Cl A1A
2.930%, 09/20/23	1,150	1,169

		1,804

Total Asset-Backed Securities (Cost $12,734)		12,821

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.5%
Freddie Mac, Series 4231, Cl AD
2.500%, 12/15/26	330	328
Freddie Mac, Series 4774, Cl LP
3.500%, 09/15/46	2,499	2,575

Total Collateralized Mortgage Obligations (Cost $2,865)		2,903

COMMERCIAL MORTGAGE-BACKED SECURITY — 1.4%
Freddie Mac Multifamily Structured Pass Through
Certificates, Series K067, Cl A2
3.194%, 07/25/27	2,533	2,644

Total Commercial Mortgage-Backed Security (Cost $2,584)		2,644

CORPORATE BONDS — 43.4%
Automotive — 1.2%
Daimler Finance North America LLC
3.400%, 02/22/22 144A	650	659
Ford Motor Credit LLC
2.597%, 11/04/19	455	455
General Motors
6.600%, 04/01/36	175	183
5.150%, 04/01/38	360	330
General Motors Financial
3.950%, 04/13/24	410	408
Goodyear Tire & Rubber
4.875%, 03/15/27	410	368

		2,403

Cable — 2.1%
Belo
7.750%, 06/01/27	435	477
Charter Communications Operating LLC
6.384%, 10/23/35	675	757
Comcast
4.400%, 08/15/35	580	628
3.900%, 03/01/38	780	790

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Cable — continued
NBCUniversal Media LLC
4.375%, 04/01/21	$755	$781
Time Warner Cable LLC
4.500%, 09/15/42	500	443
Time Warner Entertainment LP
8.375%, 03/15/23	135	159

		4,035

Consumer Discretionary — 0.9%
Carnival
3.950%, 10/15/20	565	575
Cedar Fair LP
5.375%, 04/15/27	145	147
Hilton Worldwide Finance LLC
4.625%, 04/01/25	175	176
KB Home
7.625%, 05/15/23	285	310
Netflix
4.875%, 04/15/28	215	212
Toll Brothers Finance
4.350%, 02/15/28	335	319

		1,739

Consumer Staples — 1.1%
Kroger
6.150%, 01/15/20	1,805	1,844
4.450%, 02/01/47	325	305

		2,149

Energy — 6.6%
Andeavor LLC
5.375%, 10/01/22	475	483
BP Capital Markets America
3.224%, 04/14/24	990	1,011
Burlington Resources LLC
7.200%, 08/15/31	375	503
Cheniere Energy Partners LP
5.625%, 10/01/26 144A	725	734
ConocoPhillips
6.500%, 02/01/39	205	279
DCP Midstream Operating LP
5.375%, 07/15/25	480	499
Energy Transfer Operating LP
6.125%, 12/15/45	360	391
5.500%, 06/01/27	935	1,012
4.050%, 03/15/25	510	521
Enterprise Products Operating LLC
4.800%, 02/01/49	200	212
EQT
3.900%, 10/01/27	710	677
HollyFrontier
5.875%, 04/01/26	635	685
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	665	820
Marathon Petroleum
4.500%, 04/01/48	595	578
MPLX LP
4.500%, 04/15/38	420	399
Nexen
6.200%, 07/30/19	369	371

	Par (000)	Fair Value (000)

NuStar Logistics LP
5.625%, 04/28/27	$140	$136
Petroleos Mexicanos
6.000%, 03/05/20	230	235
4.250%, 01/15/25	575	545
3.500%, 07/23/20	300	300
Range Resources
5.000%, 08/15/22	615	581
Southwestern Energy
6.200%, 01/23/25	210	195
TransCanada PipeLines
6.200%, 10/15/37	220	263
Valero Energy
4.350%, 06/01/28	495	515
3.400%, 09/15/26	495	490
Western Midstream Operating LP
4.750%, 08/15/28	335	335
4.500%, 03/01/28	165	163

		12,933

Financials — 13.5%
American Express
3.000%, 10/30/24	355	357
Bank of America
6.250%, (A) (B)	645	689
Bank of America (MTN)
4.450%, 03/03/26	760	801
4.200%, 08/26/24	1,290	1,351
3.499%, 05/17/22 (A)	585	594
BBVA Bancomer SA
4.375%, 04/10/24 144A	1,160	1,192
BNY Mellon
3.400%, 05/15/24	580	598
Caterpillar Financial Services (MTN)
2.100%, 01/10/20	480	479
Citigroup
6.250%, (A) (B)	560	599
4.450%, 09/29/27	725	759
3.142%, 01/24/23 (A)	590	593
2.876%, 07/24/23 (A)	1,145	1,144
Credit Suisse AG (GMTN)
5.400%, 01/14/20	1,513	1,536
Credit Suisse Group AG
7.250%, (A) (B) 144A	545	556
Deutsche Bank AG
4.250%, 02/04/21	1,140	1,144
Goldman Sachs Group
3.200%, 02/23/23	1,850	1,871
HSBC Bank USA NA
4.875%, 08/24/20	2,050	2,100
HSBC Holdings PLC
6.375%, (A) (B)	500	509
John Deere Capital (MTN)
2.150%, 09/08/22	510	506
JPMorgan Chase
6.100%, (A) (B)	535	568
4.023%, 12/05/24 (A)	245	257
3.882%, 07/24/38 (A)	435	438
3.559%, 04/23/24 (A)	410	421
Lloyds Banking Group PLC
4.650%, 03/24/26	635	649

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Financials — continued
Morgan Stanley (GMTN)
4.000%, 07/23/25	$1,030	$1,077
3.125%, 01/23/23	425	429
2.500%, 04/21/21	1,510	1,505
MUFG Americas Holdings
3.500%, 06/18/22	570	586
Royal Bank of Canada
1.875%, 02/05/20	670	668
Royal Bank of Scotland Group PLC
6.125%, 12/15/22	750	798
6.000%, 12/19/23	160	171
Santander UK Group Holdings PLC (GMTN)
3.125%, 01/08/21	10	10
Visa
4.150%, 12/14/35	490	537
Wells Fargo
3.069%, 01/24/23	195	196
Wells Fargo (MTN)
4.100%, 06/03/26	365	378
Westpac Banking
2.650%, 01/25/21	450	451

		26,517

Food, Beverage & Tobacco — 1.7%
Anheuser-Busch LLC
4.700%, 02/01/36	1,430	1,477
Constellation Brands
3.875%, 11/15/19	835	839
Kraft Heinz Foods
5.200%, 07/15/45	165	162
5.000%, 06/04/42	320	312
2.800%, 07/02/20	630	630

		3,420

Health Care — 3.0%
AbbVie
3.200%, 05/14/26	685	677
Allergan Funding SCS
3.450%, 03/15/22	405	407
Amgen
4.400%, 05/01/45	455	458
Bristol-Myers Squibb
4.125%, 06/15/39 144A	350	365
CVS Health
4.100%, 03/25/25	405	419
3.700%, 03/09/23	1,365	1,395
HCA
6.500%, 02/15/20	1,000	1,024
Johnson & Johnson
3.550%, 03/01/36	500	512
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	235	234
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/26	385	292

		5,783

Industrials — 3.5%
Cintas No. 2
4.300%, 06/01/21	589	609

	Par (000)	Fair Value (000)

CNH Industrial Capital LLC
4.375%, 04/05/22	$1,345	$1,378
Northrop Grumman
5.050%, 08/01/19	5	5
Owens-Brockway Glass Container
6.375%, 08/15/25 144A	225	235
Penske Truck Leasing LP
3.650%, 07/29/21 144A	840	855
PulteGroup
7.875%, 06/15/32	787	925
Spirit AeroSystems
4.600%, 06/15/28	570	589
United Continental Holdings
4.875%, 01/15/25	620	615
4.250%, 10/01/22	610	611
United Rentals North America
4.875%, 01/15/28	990	960

		6,782

Information Technology — 0.5%
VeriSign
4.625%, 05/01/23	1,015	1,025

Insurance — 0.9%
Berkshire Hathaway Finance
4.200%, 08/15/48	380	407
Chubb INA Holdings
5.900%, 06/15/19	10	10
MetLife
6.400%, 12/15/36	505	558
Teachers Insurance & Annuity Association of America
4.900%, 09/15/44 144A	335	390
XLIT
4.450%, 03/31/25	435	460

		1,825

Materials — 1.7%
ArcelorMittal
6.250%, 02/25/22	1,175	1,263
DowDuPont
5.319%, 11/15/38	280	319
3.766%, 11/15/20	190	193
Monsanto
2.125%, 07/15/19	1,272	1,270
Sherwin-Williams
2.750%, 06/01/22	240	240

		3,285

Real Estate — 1.0%
American Campus Communities Operating
Partnership LP
4.125%, 07/01/24	730	762
Crown Castle International
4.875%, 04/15/22	531	562
Host Hotels & Resorts LP
3.750%, 10/15/23	440	447
Spirit Realty LP
4.450%, 09/15/26	274	278

		2,049

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Retail — 1.3%
Booking Holdings
2.750%, 03/15/23	$165	$165
Hanesbrands
4.625%, 05/15/24 144A	375	372
Penske Automotive Group
5.375%, 12/01/24	620	621
Walmart
5.625%, 04/01/40	465	605
Wolverine World Wide
5.000%, 09/01/26 144A	780	757

		2,520

Technology — 1.6%
Amphenol
4.000%, 02/01/22	5	5
Apple
3.850%, 05/04/43	630	638
Fiserv
3.500%, 10/01/22	860	882
International Business Machines
2.850%, 05/13/22	775	781
Microsoft
3.450%, 08/08/36	785	802

		3,108

Telecommunications — 1.6%
AT&T
5.700%, 03/01/57	595	668
5.250%, 03/01/37	465	499
Motorola Solutions
4.600%, 05/23/29	510	521
Nokia OYJ
3.375%, 06/12/22	70	70
Verizon Communications
5.250%, 03/16/37	1,275	1,464

		3,222

Transportation — 0.7%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	385	452
FedEx
3.900%, 02/01/35	550	535
3.400%, 01/14/22	375	383

		1,370

Utilities — 0.5%
Alabama Power
2.450%, 03/30/22	510	510
American Electric Power
2.150%, 11/13/20	405	403
Berkshire Hathaway Energy
3.800%, 07/15/48	90	89

		1,002

Total Corporate Bonds (Cost $83,260)		85,167

	Par (000)	Fair Value (000)

OTHER GOVERNMENT AND AGENCY OBLIGATION — 0.6%
CPPIB Capital
1.250%, 09/20/19 144A	$1,225	$1,221

Total Other Government and Agency Obligation (Cost $1,225)		1,221

MUNICIPAL BOND — 0.2%
Texas — 0.2%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	390	465

Total Municipal Bond (Cost $429)		465

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 26.8%
Federal Home Loan Mortgage Corporation — 2.7%
8.000%, 10/01/29	1	1
7.500%, 09/01/30 (C)	–	–
6.000%, 12/01/35	280	319
5.500%, 09/01/37	28	30
5.500%, 01/01/38	1	1
4.500%, 09/01/26	16	16
4.500%, 03/01/40	254	272
4.500%, 06/01/41	383	410
4.000%, 10/01/43	1,026	1,075
3.500%, 08/01/29	13	13
3.500%, 06/01/42	552	568
3.000%, 06/01/28	12	12
3.000%, 10/01/31	1,260	1,280
3.000%, 04/01/32	1,360	1,381

		5,378

Federal National Mortgage Association — 22.8%
7.500%, 08/01/26 (C)	–	–
7.500%, 10/01/27	4	4
7.500%, 04/01/31	1	1
7.500%, 08/01/31	2	2
7.000%, 04/01/27	1	1
7.000%, 11/01/27	3	3
7.000%, 08/01/32	1	1
6.000%, 06/01/36	6	6
5.500%, 04/01/34	132	145
5.500%, 06/01/34	6	6
5.500%, 03/01/36	8	9
5.500%, 07/01/37	4	5
5.500%, 05/01/38	10	10
5.000%, 07/01/33	8	8
5.000%, 03/01/40	164	176
5.000%, 07/01/40	22	24
5.000%, 08/01/40	285	307
4.500%, 07/01/20	1	1
4.500%, 02/01/39	192	205
4.500%, 06/01/39	174	186
4.500%, 10/01/39	26	28
4.500%, 05/01/40	577	617
4.500%, 07/01/40	13	13
4.500%, 11/01/40	555	593
4.500%, 02/01/41	81	87
4.500%, 04/01/41	5	5
4.500%, 08/01/41	10	11

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
4.500%, 05/01/47	$1,048	$1,104
4.500%, 11/01/48	1,872	1,957
4.000%, 09/01/39	7	7
4.000%, 11/01/40	533	554
4.000%, 01/01/41	66	70
4.000%, 02/01/41	844	878
4.000%, 11/01/41	12	12
4.000%, 12/01/41	28	29
4.000%, 01/01/42	46	48
4.000%, 02/01/42	865	901
4.000%, 08/01/42	460	478
4.000%, 07/01/45	728	755
4.000%, 11/01/45	12	12
4.000%, 12/01/45	1,314	1,362
4.000%, 06/01/48	919	952
4.000%, 08/01/48	2,844	2,969
3.500%, 02/01/26	124	128
3.500%, 09/01/26	10	10
3.500%, 11/01/26	150	154
3.500%, 01/01/28	676	695
3.500%, 10/01/28	7	8
3.500%, 11/01/29	502	516
3.500%, 03/01/41	947	973
3.500%, 01/01/42	22	23
3.500%, 06/01/42	928	957
3.500%, 08/01/42	886	915
3.500%, 09/01/42	26	27
3.500%, 10/01/42	746	767
3.500%, 11/01/42	43	44
3.500%, 06/01/43	810	832
3.500%, 07/01/43	1,072	1,101
3.500%, 08/01/43	1,100	1,130
3.500%, 10/01/44	31	32
3.500%, 08/01/45	31	32
3.500%, 11/01/45	23	24
3.500%, 12/01/45	1,256	1,286
3.500%, 05/01/46	1,396	1,428
3.500%, 12/01/46	1,308	1,337
3.500%, 12/01/47	2,713	2,775
3.500%, 11/01/48	1,994	2,035
3.000%, 02/01/27	25	26
3.000%, 11/01/29	256	260
3.000%, 09/01/31	1,278	1,297
3.000%, 11/01/42	1,434	1,447
3.000%, 05/01/43	1,990	2,008
3.000%, 06/01/43	14	14
3.000%, 06/01/46	1,238	1,250
3.000%, 09/01/46	1,231	1,243
3.000%, 01/01/47	1,272	1,283
2.500%, 11/01/27	1,090	1,097
2.500%, 11/01/31	2,913	2,917

		44,613

Government National Mortgage Association — 1.3%
9.000%, 11/15/19 (C)	–	–
9.000%, 09/15/21	4	4
7.000%, 05/20/24	1	1
7.000%, 10/15/27	1	1
7.000%, 12/15/27	1	1

	Par (000)	Fair Value (000)

7.000%, 04/15/28 (C)	$–	$–
7.000%, 04/15/29 (C)	–	–
4.500%, 06/15/41 (C)	–	–
4.000%, 09/15/41	762	798
4.000%, 10/20/43	6	6
3.500%, 07/15/42	703	726
3.500%, 12/20/42	17	18
3.000%, 04/20/46	1,041	1,059

		2,614

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $52,079)		52,605

U.S. TREASURY OBLIGATIONS — 18.7%
U.S. Treasury Bonds — 8.9%
4.500%, 02/15/36	2,205	2,878
3.750%, 08/15/41	5,340	6,492
3.125%, 05/15/48	1,620	1,801
2.500%, 02/15/45	6,235	6,160

		17,331

U.S. Treasury Inflation-Indexed Bond — 1.2%
0.375%, 07/15/27	2,401	2,408

U.S. Treasury Notes — 8.6%
2.875%, 05/15/28	715	759
2.625%, 11/15/20	375	378
2.500%, 08/15/23	795	813
2.500%, 05/15/24	1,520	1,560
2.375%, 08/15/24	4,675	4,771
2.375%, 05/15/27	990	1,012
2.250%, 11/15/25	695	705
1.875%, 01/31/22	2,940	2,937
1.625%, 12/31/19	590	588
1.625%, 08/15/22	1,455	1,443
1.625%, 05/15/26	1,995	1,943

		16,909

Total U.S. Treasury Obligations (Cost $35,659)		36,648

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.4%
PNC Government Money Market Fund, Class I Shares 2.270%† (D)	757,184	757

Total Affiliated Money Market Fund (Cost $757)		757

TOTAL INVESTMENTS — 99.6% (Cost $191,592)*		195,231

Other Assets in Excess of Liabilities — 0.4%		871

TOTAL NET ASSETS — 100.0%		$196,102

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d
S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

*	Aggregate cost for Federal income tax purposes is $191,606 (000).

Gross unrealized appreciation (000)	$4,218
Gross unrealized depreciation (000)	(593)

Net unrealized appreciation (000)	$3,625

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America	6.250%	09/05/24	US0003M+3.705%

Bank of America (MTN)	3.499%	05/17/21	US0003M+0.630%

Citigroup	6.250%	08/15/26	US0003M+4.517%

Citigroup	3.142%	01/24/22	US0003M+0.722%

Citigroup	2.876%	07/24/22	US0003M+0.950%

Credit Suisse Group AG	7.250%	09/12/25	USSW5+4.332%

HSBC Holdings PLC	6.375%	03/30/25	USISDA05+4.368%

JPMorgan Chase	6.100%	10/01/24	US0003M+3.330%

JPMorgan Chase	4.023%	12/05/23	US0003M+1.000%

JPMorgan Chase	3.882%	07/24/37	US0003M+1.360%

JPMorgan Chase	3.559%	04/23/23	US0003M+0.730%

(B)	Perpetual security with no stated maturity date.
(C)	Par and Fair Value are less than $500.
(D)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,788 (000) and represents 4.0% of total net assets as of May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$757	$–	$–	$757

Asset-Backed Securities	–	12,821	–	12,821

Collateralized Mortgage Obligations	–	2,903	–	2,903

Commercial Mortgage-Backed Security	–	2,644	–	2,644

Corporate Bonds	–	85,167	–	85,167

Municipal Bond	–	465	–	465

Other Government and Agency Obligation	–	1,221	–	1,221

U.S. Government Agency Mortgage-Backed Obligations	–	52,605	–	52,605

U.S. Treasury Obligations	–	36,648	–	36,648

Total Assets - Investments in Securities	$757	$194,474	$–	$195,231

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
ASSET-BACKED SECURITIES — 25.5%
Automotive — 14.6%
BMW Vehicle Owner Trust,
Series 2016-A, Cl A3
1.160%, 11/25/20	$1,506	$1,501
Capital One Prime Auto Receivables Trust,
Series 2019-1, CI A2
2.580%, 04/15/22	1,220	1,223
Fifth Third Auto Trust,
Series 2017-1, Cl A3
1.800%, 02/15/22	2,098	2,089
Fifth Third Auto Trust,
Series 2019-1, CI A2A
2.660%, 05/16/22	2,620	2,626
Ford Credit Auto Owner Trust,
Series 2017-C, Cl A3
2.010%, 03/15/22	4,635	4,622
GM Financial Consumer Automobile Receivables Trust,
Series 2019-2, Cl A2A
2.660%, 06/16/22	4,360	4,375
Honda Auto Receivables Owner Trust,
Series 2016-4, Cl A3
1.210%, 12/18/20	2,396	2,385
Honda Auto Receivables Owner Trust,
Series 2017-1, Cl A3
1.720%, 07/21/21	1,768	1,761
Huntington Auto Trust,
Series 2016-1, Cl A3
1.590%, 11/16/20	1,059	1,058
Hyundai Auto Receivables Trust,
Series 2019-A, CI A2
2.670%, 12/15/21	1,345	1,349
Mercedes-Benz Auto Receivables Trust,
Series 2016-1, Cl A3
1.260%, 02/16/21	1,144	1,140
Mercedes-Benz Auto Receivables Trust,
Series 2018-1, CI A2A
2.710%, 04/15/21	1,572	1,573
Nissan Auto Receivables Owner Trust,
Series 2015-C Cl A3
1.370%, 05/15/20	21	21
Nissan Auto Receivables Owner Trust,
Series 2016-B, Cl A4
1.540%, 10/17/22	2,090	2,073
Nissan Auto Receivables Owner Trust,
Series 2017-B, Cl A2A
1.560%, 05/15/20	383	383
Nissan Auto Receivables Owner Trust,
Series 2019-A, Cl A2A
2.820%, 01/18/22	2,745	2,753
Toyota Auto Receivables Owner Trust,
Series 2016-A, Cl A4
1.470%, 09/15/21	5,585	5,567
Toyota Auto Receivables Owner Trust,
Series 2017-B, Cl A3
1.760%, 07/15/21	3,601	3,588
USAA Auto Owner Trust,
Series 2017-1, CI A3
1.700%, 05/17/21	2,260	2,254

	Par (000)	Fair Value (000)

Volkswagen Auto Loan Enhanced Trust,
Series 2018-1, CI A2A
2.810%, 07/20/21	$2,423	$2,427

		44,768

Credit Cards — 8.0%
American Express Credit Account Master Trust,
Series 2017-1, Cl A
1.930%, 09/15/22	2,910	2,899
BA Credit Card Trust,
Series 2017-A1, Cl A1
1.950%, 08/15/22	5,100	5,084
Capital One Multi-Asset Execution Trust,
Series 2016-A6, Cl A6
1.820%, 09/15/22	3,680	3,669
Chase Issuance Trust,
Series 2015-A4, CI A4
1.840%, 04/15/22	5,720	5,693
Citibank Credit Card Issuance Trust,
Series 2017-A3, CI A3
1.920%, 04/07/22	2,500	2,490
Discover Card Execution Note Trust,
Series 2017-A6, CI A6
1.880%, 02/15/23	4,825	4,793

		24,628

Equipment — 2.9%
CNH Equipment Trust,
Series 2017-C, Cl A2
1.840%, 03/15/21	1,578	1,575
CNH Equipment Trust,
Series 2018-B, Cl A2
2.930%, 12/15/21	1,116	1,118
John Deere Owner Trust,
Series 2018-B, Cl A3
3.080%, 11/15/22	3,300	3,341
John Deere Owner Trust,
Series 2019-A, Cl A2
2.850%, 12/15/21	2,740	2,752

		8,786

Total Asset-Backed Securities (Cost $77,939)		78,182

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%
Fannie Mae, Series 2011-6, Cl BA
2.750%, 06/25/20	18	18
Freddie Mac, Series 2892, Cl DB
4.500%, 11/15/19	2	2
Freddie Mac, Series 3977, Cl GA
1.500%, 07/15/19 (A)	–	–

Total Collateralized Mortgage Obligations (Cost $20)		20

COMMERCIAL PAPER† — 1.2%
MUFG Bank
2.608%, 07/25/19	3,000	2,988

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
COMMERCIAL PAPER† — continued
Walgreens Boots Alliance
3.085%, 08/12/19	$800	$796

Total Commercial Paper (Cost $3,784)		3,784

CORPORATE BONDS — 53.8%
Automotive — 3.7%
American Honda Finance (MTN)
2.000%, 02/14/20	3,645	3,633
Daimler Finance North America LLC
3.403% (US0003M+0.880%), 02/22/22 (B) 144A	4,800	4,828
Toyota Motor Credit (GMTN)
2.200%, 01/10/20	2,907	2,902

		11,363

Cable — 1.0%
NBCUniversal Media LLC
5.150%, 04/30/20	2,990	3,058

Consumer Discretionary — 2.1%
Home Depot
2.830% (US0003M+0.310%), 03/01/22 (B)	1,700	1,703
Interpublic Group
3.500%, 10/01/20	845	854
Marriott International
3.120% (US0003M+0.600%), 12/01/20 (B)	3,750	3,760

		6,317

Energy — 1.9%
BP Capital Markets PLC
2.315%, 02/13/20	1,845	1,842
Enterprise Products Operating LLC
5.250%, 01/31/20	3,800	3,861

		5,703

Financials — 27.7%
American Express Credit (MTN)
2.375%, 05/26/20	4,750	4,741
Ameriprise Financial
7.300%, 06/28/19	4,522	4,535
5.300%, 03/15/20	130	133
Bank of America
2.738%, 01/23/22 (C)	5,715	5,717
Bank of Montreal (MTN)
3.100%, 04/13/21	1,000	1,013
Bank of Nova Scotia
2.500%, 01/08/21	5,000	5,011
BNP Paribas SA (GMTN)
5.000%, 01/15/21	4,700	4,877
Capital One Financial
2.500%, 05/12/20	1,909	1,906
2.400%, 10/30/20	2,720	2,714
Caterpillar Financial Services (MTN)
2.000%, 11/29/19	3,510	3,503
CBOE Global Markets
1.950%, 06/28/19	3,910	3,908
Citigroup
2.700%, 03/30/21	5,645	5,650

	Par (000)	Fair Value (000)

Citizens Bank NA
3.248% (US0003M+0.720%), 02/14/22 (B)	$2,000	$2,006
Credit Suisse AG (GMTN)
5.400%, 01/14/20	2,766	2,809
Goldman Sachs Group
2.600%, 12/27/20	4,765	4,762
HSBC Holdings PLC
5.100%, 04/05/21	3,555	3,703
John Deere Capital (MTN)
2.200%, 03/13/20	1,180	1,177
2.050%, 03/10/20	2,920	2,910
JPMorgan Chase
2.550%, 03/01/21	5,555	5,547
Lloyds Bank PLC
2.400%, 03/17/20	1,500	1,499
Morgan Stanley (GMTN)
2.500%, 04/21/21	4,475	4,460
Santander UK PLC
2.375%, 03/16/20	4,750	4,742
Toronto-Dominion Bank (GMTN)
3.150%, 09/17/20	4,750	4,799
US Bank NA
3.000%, 02/04/21	3,000	3,029

		85,151

Food, Beverage & Tobacco — 0.6%
Kroger
2.600%, 02/01/21	1,715	1,716

Health Care — 3.5%
AbbVie
2.500%, 05/14/20	3,800	3,794
Bristol-Myers Squibb
2.905% (US0003M+0.380%), 05/16/22 (B) 144A	500	501
Cardinal Health
2.400%, 11/15/19	3,785	3,779
CVS Health
3.350%, 03/09/21	2,755	2,783

		10,857

Industrials — 2.2%
General Dynamics
2.875%, 05/11/20	3,770	3,782
Ryder System (MTN)
2.550%, 06/01/19	2,939	2,939

		6,721

Materials — 2.3%
Dow Chemical
4.250%, 11/15/20	2,330	2,374
DowDuPont
3.766%, 11/15/20	1,820	1,853
Monsanto
2.125%, 07/15/19	2,872	2,868

		7,095

Technology — 3.6%
Amphenol
2.200%, 04/01/20	3,473	3,462

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
CORPORATE BONDS — continued
Technology — continued
IBM Credit LLC
2.650%, 02/05/21	$4,720	$4,734
KLA-Tencor
3.375%, 11/01/19	3,000	3,006

		11,202

Telecommunications — 2.2%
AT&T
2.450%, 06/30/20	4,775	4,763
Verizon Communications
3.073% (US0003M+0.550%), 05/22/20 (B)	1,880	1,887

		6,650

Utilities — 3.0%
Florida Power & Light
2.965% (US0003M+0.400%), 05/06/22 (B)	1,455	1,456
NextEra Energy Capital Holdings
3.342%, 09/01/20	802	809
Sempra Energy
2.400%, 03/15/20	3,385	3,378
Southern Power
1.950%, 12/15/19	3,755	3,741

		9,384

Total Corporate Bonds (Cost $164,417)		165,217

U.S. TREASURY OBLIGATIONS — 17.8%
U.S. Treasury Notes — 17.8%
2.125%, 01/31/21	545	546
2.000%, 07/31/20	15,120	15,088
2.000%, 11/30/20	11,250	11,243
1.750%, 10/31/20	16,620	16,547
1.500%, 05/15/20	11,290	11,209

Total U.S. Treasury Obligations (Cost $54,409)		54,633

	Number of Shares	Fair Value (000)
AFFILIATED MONEY MARKET FUND — 1.1%
PNC Government Money Market Fund, Class I Shares 2.270%†† (D)	3,412,286	$3,412

Total Affiliated Money Market Fund (Cost $3,412)		3,412

TOTAL INVESTMENTS — 99.4% (Cost $303,981)*		305,248

Other Assets in Excess of Liabilities — 0.6%		1,833

TOTAL NET ASSETS — 100.0%		$307,081

*	Aggregate cost for Federal income tax purposes is $303,981 (000).

Gross unrealized appreciation (000)	$1,312
Gross unrealized depreciation (000)	(45)

Net unrealized appreciation (000)	$1,267

†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Par and Fair Value are less than $500.
(B)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at May 31, 2019. The date shown is the next reset or put date. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(C)

Fixed to floating rate investment. Rate shown is the rate in effect as of period end. Security issued at a fixed coupon rate, which converts to a floating rate at a specified date. The table below details the date of the conversion and the floating rate as of that date.

Description	Fixed Rate	Conversion Date	Variable Rate

Bank of America	2.738%	01/23/21	US0003M+0.370%

(D)	The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $5,329 (000) and represents 1.7% of total net assets as of May 31, 2019.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Affiliated Money Market Fund	$3,412	$–	$–	$3,412

Asset-Backed Securities	–	78,182	–	78,182

Collateralized Mortgage Obligations	–	20	–	20

Commercial Paper	–	3,784	–	3,784

Corporate Bonds	–	165,217	–	165,217

U.S. Treasury Obligations	–	54,633	–	54,633

Total Assets - Investments in Securities	$3,412	$301,836	$–	$305,248

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — 98.9%
Alaska — 8.0%
Alaska Housing Finance Corporation, State
Capital Project (RB) Series C
5.000%, 06/01/29	$1,165	$1,380
Alaska International Airports System (RB)
Series A
5.000%, 10/01/30	1,190	1,392

		2,772

Florida — 15.0%
Broward County, Florida Port Facilities (RB)
Series A (AGM)
5.000%, 09/01/24	1,000	1,071
Miami-Dade County, Florida Aviation (RB)
5.000%, 10/01/28	1,000	1,221
Volusia County Educational Facility
Authority (RB)
5.000%, 06/01/26	1,500	1,750
Volusia County Educational Facility
Authority (RB) Series B
5.000%, 10/15/29	1,000	1,153

		5,195

Illinois — 3.4%
Railsplitter Tobacco Settlement Authority (RB)
5.000%, 06/01/28	1,000	1,185

Indiana — 6.9%
Indiana Municipal Power Agency (RB)
Series A
5.000%, 01/01/33	1,000	1,186
Purdue University Student Fee (RB) Series CC
5.000%, 07/01/32	1,000	1,205

		2,391

Kansas — 3.7%
Olathe, Olathe Medical Center (RB) Series A
5.000%, 09/01/26	1,190	1,283

Louisiana — 3.4%
New Orleans Aviation Board (RB) Series A
5.000%, 01/01/25	1,000	1,171

Massachusetts — 7.5%
Commonwealth of Massachusetts (GO)
Series B (AGM)
5.250%, 08/01/28	1,000	1,307
Massachusetts Development Finance Agency, Tufts Medical Center, Prerefunded 01/01/21 @ 100 (RB) Series I 6.250%, 01/01/27	400	429
Massachusetts Housing Finance Agency (RB)
Series 171
4.000%, 12/01/44	835	865

		2,601

	Par (000)	Fair Value (000)

Mississippi — 2.9%
Mississippi Business Finance Corporation,
Chevron USA, Inc. Project (RB)
Series G (VRDN)
2.400%, 11/01/35	$1,000	$1,000

Missouri — 3.6%
Cape Girardeau County Industrial Development
Authority, St. Francis Medical Center (RB)
Series A
5.000%, 06/01/27	1,145	1,251

New Jersey — 8.4%
New Jersey Turnpike Authority (RB) Series A
5.000%, 01/01/32	1,500	1,805
South Jersey Transportation Authority LLC (RB)
Series A
5.000%, 11/01/29	1,000	1,091

		2,896

Ohio — 3.8%
Ohio State University (RB) Series D
5.000%, 12/01/29	1,000	1,301

Oklahoma — 3.2%
Oklahoma Housing Finance Agency (RB)
Series A (GNMA)
5.000%, 09/01/27	1,000	1,084

Pennsylvania — 19.1%
Allegheny County Higher Education Building
Authority, Chatham University (RB) Series A
5.000%, 09/01/24	1,000	1,064
Monroeville Finance Authority (RB)
5.000%, 02/15/26	850	1,025
5.000%, 02/15/27	1,275	1,566
Philadelphia Airport Revenue (RB) Series B
5.000%, 07/01/34	1,500	1,771
Philadelphia Authority for Industrial
Development, Temple University (RB)
Second Series of 2016
5.000%, 04/01/31	1,000	1,155

		6,581

Rhode Island — 3.1%
Rhode Island Health & Educational Building
Corporation, Hospital Financing Lifespan
Obligated Group (RB)
5.000%, 05/15/24	950	1,077

Texas — 6.9%
Dallas-Fort Worth International Airport (RB)
Series G
5.000%, 11/01/26	1,125	1,181
North Texas Tollway Authority System (RB)
First Tier Series A
5.000%, 01/01/33	1,000	1,195

		2,376
Total Municipal Bonds (Cost $32,628)		34,164

See Notes to Financial Statements.

Fair Value (000)

TOTAL INVESTMENTS — 98.9% (Cost $32,628)*	$34,164
Other Assets in Excess of Liabilities — 1.1%	389
TOTAL NET ASSETS — 100.0%	$34,553

*	Aggregate cost for Federal income tax purposes is $32,628 (000).

Gross unrealized appreciation (000)	$1,549
Gross unrealized depreciation (000)	(13)

Net unrealized appreciation (000)	$1,536

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)
Assets:

Municipal Bonds	$–	$34,164	$–	$34,164

Total Assets - Investments in Securities	$–	$34,164	$–	$34,164

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y   3 1 ,  2 0 1 9

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — 98.6%
Alaska — 5.3%
Alaska Housing Finance Corporation, State Capital Project II (RB) Series A 5.000%, 12/01/22	$1,010	$1,112
Alaska International Airports System (RB) Series A 5.000%, 10/01/24	1,250	1,458
Municipality of Anchorage, Electric Utility (RB)
Series A 5.000%, 12/01/22	1,550	1,725

		4,295

Florida — 9.3%
Broward County, Florida Port Facilities (RB) Series A (AGM) 5.000%, 09/01/24	1,730	1,853
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/21	1,500	1,605
5.000%, 06/01/22	1,500	1,623
Palm Beach County Health Facilities Authority (RB) 4.000%, 12/01/19	1,000	1,011
Volusia County Educational Facility Authority (RB)
5.000%, 06/01/24	1,345	1,552

		7,644

Illinois — 12.0%
Champaign County Community Unit School District No. 4 (GO) 5.000%, 01/01/21	1,000	1,052
Chicago Midway International Airport (RB) Series B 5.000%, 01/01/22	1,000	1,086
Chicago O’Hare International Airport (RB) Series B 5.000%, 01/01/23	1,000	1,117
Illinois Finance Authority, DePaul University (RB) 5.000%, 10/01/20	1,500	1,565
Railsplitter Tobacco Settlement Authority (RB) 5.000%, 06/01/26	1,925	2,299
State of Illinois (GO) Series B
5.000%, 10/01/27	2,300	2,654

		9,773

Indiana — 10.5%
Ball State University, Housing and Dining System (RB)
5.000%, 07/01/21	725	777
5.000%, 07/01/22	500	553
Ball State University, Student Fee (RB) Series R 5.000%, 07/01/21	1,500	1,608
Indiana Finance Authority, Beacon Health Systems Obligated Group (RB) Series A
5.000%, 08/15/20	1,000	1,040
5.000%, 08/15/21	1,000	1,073

	Par (000)	Fair Value (000)

Indiana Municipal Power Agency, Power Supply System (RB) Series C
5.000%, 01/01/24	$1,000	$1,152
Purdue University, Student Fee (RB) Series CC
5.000%, 07/01/24	2,000	2,346

		8,549

Iowa — 1.4%
Ames, Mary Greeley Medical Center (RB)
5.000%, 06/15/23	1,040	1,164

Kansas — 1.4%
Wyandatte County, Kansas City Unified Government Utility System (RB) Series A
5.000%, 09/01/24	1,000	1,165

Kentucky — 4.4%
Berea Educational Facilities, Berea College Project (RB) Series B (VRDN)
2.200%, 06/01/29	540	540
Kentucky Bond Development Corporation, St. Elizabeth Medical Center (RB)
5.000%, 05/01/24	2,640	3,051

		3,591

Louisiana — 1.1%
New Orleans Aviation Board (RB) Series A
5.000%, 01/01/24	790	904

Maryland — 5.4%
Maryland Economic Development Corporation, Potomac Electric Project (RB)
6.200%, 09/01/22	1,500	1,530
Maryland State, Prerefunded 03/01/21 @ 100 (GO) Series A
5.000%, 03/01/22	1,000	1,062
Montgomery County (GO) Series C
5.000%, 10/01/25	1,500	1,817

		4,409

Massachusetts — 0.6%
Massachusetts Housing Finance Agency (RB) Series 172
4.000%, 06/01/45	490	511

Michigan — 1.2%
Michigan Finance Authority, Unemployment Obligation Assessment (RB) Series B
5.000%, 07/01/20	1,000	1,003

Mississippi — 2.6%
Mississippi Business Finance Corporation, Chevron USA, Inc. Project (RB) Series G (VRDN)
2.400%, 11/01/35	2,100	2,100

Missouri — 4.7%
Cape Girardeau County Industrial Development Authority, St. Francis Medical Center (RB) Series A
5.000%, 06/01/20	1,000	1,035

See Notes to Financial Statements.

	Par (000)	Fair Value (000)
MUNICIPAL BONDS — continued
Missouri — continued
5.000%, 06/01/22	$1,570	$1,731
Missouri Highway & Transportation Commission (RB) Series A
5.000%, 05/01/22	1,000	1,102

		3,868

New Jersey — 1.5%
New Jersey Turnpike Authority (RB) Series A
5.000%, 01/01/27	1,000	1,234

North Carolina — 8.4%
North Carolina Housing Finance Agency (RB) Series 38-B
4.000%, 07/01/47	1,295	1,370
North Carolina Medical Care Commission, North Carolina Baptist Hospital (RB)
5.000%, 06/01/20	2,115	2,188
North Carolina Turnpike Authority (RB)
5.000%, 01/01/27	1,750	2,081
5.000%, 01/01/28	1,000	1,205

		6,844

Ohio — 2.8%
American Municipal Power, AMP Fremont Energy Center (RB) Series A
5.000%, 02/15/25	1,500	1,772
Hamilton County Hospital Facilities, UC Health (RB)
5.000%, 02/01/23	500	557

		2,329

Pennsylvania — 10.4%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/19	610	614
Commonwealth of Pennsylvania (GO) First Series
5.000%, 03/01/23	2,000	2,249
Pennsylvania Economic Development Financing Authority (RB) Series B
5.000%, 07/01/20	1,000	1,003
Pennsylvania Higher Educational Facilities Authority, University of Sciences in Philadelphia (RB) Series A
5.000%, 11/01/23	1,500	1,682
Pennsylvania Turnpike Commission, Prerefunded 12/01/21 @ 100 (RB) Series E
5.000%, 12/01/24	1,000	1,086
Philadelphia Gas Works, Fourteenth Series (RB)
5.000%, 10/01/21	1,700	1,831

		8,465

Rhode Island — 1.4%
Rhode Island Health & Educational Building Corporation, Hospital Financing Lifespan Obligated Group (RB)
5.000%, 05/15/24	1,000	1,134

	Par (000)	Fair Value (000)

Tennessee — 0.6%
Tennessee Housing Development Agency, Residential Finance Program (RB) Series 2C
4.000%, 01/01/45	$495	$517

Texas — 8.8%
Dallas Area Rapid Transit (RB) Series B
5.000%, 12/01/22	1,500	1,679
Lewisville Independent School District (GO) Series A (PSF-GTD)
5.000%, 08/15/21	2,000	2,154
North Texas Tollway Authority System (RB) First Tier Series A
5.000%, 01/01/25	1,400	1,564
University of Texas System (RB) Series J
5.000%, 08/15/24	1,500	1,767

		7,164

Washington — 4.8%
Energy Northwest, Project 1 (RB) Series A
5.000%, 07/01/26	2,000	2,210
Seattle Washington Municipal Light & Power Improvement (RB) Series C
5.000%, 10/01/23	1,500	1,722

		3,932

Total Municipal Bonds (Cost $79,315)		80,595
TOTAL INVESTMENTS — 98.6% (Cost $79,315)*		80,595
Other Assets in Excess of Liabilities — 1.4%		1,122
TOTAL NET ASSETS — 100.0%		$81,717

*	Aggregate cost for Federal income tax purposes is $79,315 (000).

Gross unrealized appreciation (000)	$1,369
Gross unrealized depreciation (000)	(89)

Net unrealized appreciation (000)	$1,280

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y 31 , 2 0 1 9

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2019 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Fair Value (000)

Assets:

Municipal Bonds	$–	$80,595	$–	$80,595

Total Assets - Investments in Securities	$–	$80,595	$–	$80,595

See Notes to Financial Statements.

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P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 9

	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at fair value	$194,474	$301,836
Investments in affiliates at fair value	757	3,412
Receivable for investments sold	1,114	–
Receivable for shares of beneficial interest issued	96	837
Dividends and interest receivable	1,391	1,420
Prepaid expenses	32	36
Other assets	88	66

Total Assets	197,952	307,607

LIABILITIES
Payable for shares of beneficial interest redeemed	156	42
Payable for investment securities purchased	1,100	–
Dividends payable:
Class I	320	256
Class A	8	3
Investment advisory fees payable	51	42
Shareholder servicing fees payable:
Class A	1	–
Administration and accounting fees payable	28	37
Custodian fees payable	4	3
Transfer agent fees payable	29	11
Trustees’ deferred compensation payable	88	66
Trustees’ fees payable	9	14
Professional fees payable	36	44
Other liabilities	20	8

Total Liabilities	1,850	526

TOTAL NET ASSETS	$196,102	$307,081

Investments in non-affiliates at cost	$190,835	$300,569
Investments in affiliates at cost	757	3,412

See Notes to Financial Statements.

	Total Return Advantage Fund	Ultra Short Bond Fund
TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$197,852	$312,143
Total Distributable Earnings (Loss)	(1,750)	(5,062)

Total Net Assets	$196,102	$307,081

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$190,302,140	$306,250,928

Class I shares outstanding	17,634,878	30,784,036

Net Asset Value, Offering and Redemption Price Per Share	$10.79	$9.95

Total Net Assets applicable to Class A	$5,799,465	$830,080

Class A shares outstanding	536,226	83,301

Net Asset Value and Redemption Price Per Share	$10.82	$9.96

Maximum Offering Price Per Share(1)	$11.33	$10.16

Maximum Sales Charge Per Share	4.50%	2.00%

(1)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 9

	Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at fair value	$34,164	$80,595
Cash	53	114
Receivable for investments sold	–	10
Interest receivable	465	1,202
Prepaid expenses	19	19
Other assets	19	23

Total Assets	34,720	81,963

LIABILITIES
Payable for shares of beneficial interest redeemed	1	9
Dividends payable:
Class I	63	114
Class A	2	–
Investment advisory fees payable	9	26
Shareholder servicing fees payable:
Class A	1	–
Administration and accounting fees payable	14	18
Custodian fees payable	2	2
Transfer agent fees payable	9	8
Trustees’ deferred compensation payable	19	23
Trustees’ fees payable	5	7
Professional fees payable	31	34
Other liabilities	11	5

Total Liabilities	167	246

TOTAL NET ASSETS	$34,553	$81,717

Investments in non-affiliates at cost	$32,628	$79,315

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund

TOTAL NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$32,597	$80,410

Total Distributable Earnings (Loss)	1,956	1,307

Total Net Assets	$34,553	$81,717

NET ASSET VALUE (In unrounded dollars and shares):
Total Net Assets applicable to Class I	$32,185,187	$81,561,350

Class I shares outstanding	3,406,774	7,823,587

Net Asset Value, Offering and Redemption Price Per Share	$9.45	$10.43

Total Net Assets applicable to Class A	$2,235,336	$155,472

Class A shares outstanding	237,337	14,893

Net Asset Value and Redemption Price Per Share	$9.42	$10.44

Maximum Offering Price Per Share(1)	$9.71	$10.76

Maximum Sales Charge Per Share	3.00%	3.00%

Total Net Assets applicable to Class C	$132,948	N/A

Class C shares outstanding	14,287	N/A

Net Asset Value and Offering Price Per Share(2)	$9.31	N/A

(1)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(2)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 9

	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest from unaffiliated investments	$5,634	$ 8,453
Dividends from affiliated investments(1)	32	159
Security lending income (net of fees)(2)	2	–
Total Investment Income	5,668	8,612
Expenses:
Investment advisory fees	578	698
Administration and accounting fees	102	192
12b-1 fees(3)	1	–
Shareholder servicing fees(3)	11	2
Transfer agent fees(3)	82	26
Sub-transfer agent fees(3)	51	45
Custodian fees	14	10
Professional fees	66	91
Pricing service fees	13	6
Printing and shareholder reports(3)	18	5
Registration and filing fees(3)	39	39
Trustees’ fees	37	55
Miscellaneous	41	52
Total Expenses	1,053	1,221
Less:
Waiver of administration fees(1)	(5)	(8)
Waiver of investment advisory fees(1)	(315)	(314)
Net Expenses	733	899
Net Investment Income (Loss)	4,935	7,713
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments	(496)	(643)
Net change in unrealized appreciation/(depreciation) on investments	7,944	2,985
Net Gain (Loss) on Investments	7,448	2,342
Net Increase (Decrease) in Total Net Assets Resulting from Operations	$12,383	$10,055

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 4 in Notes to Financial Statements for breakout of class-specific expenses.

See Notes to Financial Statements.

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P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y 3 1 ,  2 0 1 9

	Intermediate Tax Exempt Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$1,276	$1,915
Total Investment Income	1,276	1,915
Expenses:
Investment advisory fees	180	374
Administration and accounting fees	41	63
12b-1 fees(2)	1	–
Shareholder servicing fees(2)	5	–
Transfer agent fees(2)	34	22
Sub-transfer agent fees(2)	30	46
Commitment fees	4	6
Custodian fees	5	6
Professional fees	50	58
Pricing service fees	3	6
Printing and shareholder reports(2)	3	3
Registration and filing fees(2)	43	25
Trustees’ fees	21	27
Miscellaneous	13	21
Total Expenses	433	657
Less:
Waiver of administration fees(1)	(1)	(2)
Waiver of investment advisory fees(1)	(180)	(153)
Adviser expense reimbursement(1)	(3)	–
Net Expenses	249	502
Net Investment Income (Loss)	1,027	1,413
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	434	51
Net change in unrealized appreciation/(depreciation) on investments	850	1,988
Net Gain (Loss) on Investments	1,284	2,039
Net Increase (Decrease) in Total Net Assets Resulting from Operations	$2,311	$3,452

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements for breakout of class-specific expenses.

See Notes to Financial Statements.

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P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Total Return Advantage Fund		Ultra Short Bond Fund
	For the Years Ended		For the Years Ended
	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018
Investment Activities:
Net investment income (loss)	$4,935	$3,960	$7,713	$5,858
Net realized gain (loss) on investments	(496)	407	(643)	(945)
Net change in unrealized appreciation/ (depreciation) on investments	7,944	(5,238)	2,985	(1,506)
Net increase (decrease) in total net assets resulting from operations	12,383	(871)	10,055	3,407
Dividends and Distributions to Shareholders:(1)
Class I	(4,936)	(4,060)	(7,620)	(5,881)
Class A	(123)	(93)	(17)	(11)
Class C	(3)	(9)	–	–
Total dividends and distributions to shareholders	(5,062)	(4,162)	(7,637)	(5,892)
Share Transactions:
Proceeds from shares issued:
Class I	12,302	27,561	226,112	375,070
Class A	282	103	32	–
Class C	–	2	–	–
Proceeds from Merger shares:(2)
Class I	100,744	–	–	–
Class A	2,411	–	–	–
Class C	120	–	–	–
Conversion of Class C to Class A shares:(2)
Class A	331	–	–	–
Class C	(331)	–	–	–
Reinvestment of dividends and distributions:
Class I	1,773	1,661	4,820	3,296
Class A	78	63	12	8
Class C	1	2	–	–
Total proceeds from shares issued and reinvested	117,711	29,392	230,976	378,374
Value of shares redeemed:
Class I	(83,560)	(37,736)	(279,171)	(444,788)
Class A	(1,111)	(796)	(139)	(242)
Class C	(127)	(370)	–	–
Total value of shares redeemed	(84,798)	(38,902)	(279,310)	(445,030)
Increase (decrease) in net assets from share transactions	32,913	(9,510)	(48,334)	(66,656)
Total increase (decrease) in total net assets	40,234	(14,543)	(45,916)	(69,141)
Total Net Assets:
Beginning of year	155,868	170,411	352,997	422,138
End of year	$196,102	$155,868(1)	$307,081	$352,997(1)

(1) During the year ended May 31, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification Amendments. Please see Note 14 in Notes to Financial Statements.
(2) See Note 1 in Notes to Financial Statements.

For the fiscal year ended May 31, 2018, the Funds had the following distributions:
Dividends and Distributions to Shareholders:(1)
Dividends from net investment income:
Class I		$(4,060)		$(5,881)
Class A		(93)		(11)
Class C		(9)		–
Total dividends		(4,162)		(5,892)
Total Net Assets includes accumulated undistributed (distributions in excess of) net investment income of:		$29		$(35)

See Notes to Financial Statements.

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P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Intermediate Tax Exempt Bond Fund		Tax Exempt Limited Maturity Bond Fund
	For the Years Ended		For the Years Ended
	May 31, 2019	May 31, 2018	May 31, 2019	May 31, 2018
Investment Activities:
Net investment income (loss)	$1,027	$1,442	$1,413	$1,591
Net realized gain (loss) on investments	434	865	51	21
Net change in unrealized appreciation/ (depreciation) on investments	850	(2,439)	1,988	(2,301)
Net increase (decrease) in total net assets resulting from operations	2,311	(132)	3,452	(689)
Dividends and Distributions to Shareholders:(1)
Class I	(1,816)	(1,675)	(1,411)	(1,589)
Class A	(104)	(65)	(2)	(2)
Class C	(4)	(3)	–	–
Total dividends and distributions	(1,924)	(1,743)	(1,413)	(1,591)
Share Transactions:
Proceeds from shares issued:
Class I	7,462	4,036	28,738	19,239
Class A	–	23	5	–
Class C	29	1	–	–
Reinvestment of dividends and distributions:
Class I	117	162	33	85
Class A	59	36	2	2
Class C	3	3	–	–
Total proceeds from shares issued and reinvested	7,670	4,261	28,778	19,326
Value of shares redeemed:
Class I	(29,726)	(19,163)	(44,865)	(43,088)
Class A	(434)	(17)	(59)	–
Class C	(24)	(112)	–	–
Total value of shares redeemed	(30,184)	(19,292)	(44,924)	(43,088)
Increase (decrease) in net assets from share transactions	(22,514)	(15,031)	(16,146)	(23,762)
Total increase (decrease) in total net assets	(22,127)	(16,906)	(14,107)	(26,042)
Total Net Assets:
Beginning of year	56,680	73,586	95,824	121,866
End of year	$34,553	$56,680(1)	$81,717	$95,824(1)
(1) During the year ended May 31, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification Amendments. Please see Note 14 in Notes to Financial Statements.

For the fiscal year ended May 31, 2018, the Funds had the following distributions:
Dividends and Distributions to Shareholders:(1)
Dividends from net investment income:
Class I		$(1,387)		$(1,589)
Class A		(52)		(2)
Class C		(2)		–
Distributions from net realized gains:
Class I		(288)		–
Class A		(13)		–
Class C		(1)		–
Total dividends and distributions		(1,743)		(1,591)
Total Net Assets includes accumulated undistributed (distributions in excess of) net investment income of:		$147		$(20)

See Notes to Financial Statements.

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1,  2 0 1 9

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. As of May 31, 2019, the Trust offered for sale shares of 18 Funds (each referred to as a “Fund,” or collectively as the “Funds”). Each of the Funds is authorized to issue various classes of shares (individually, a “Class,” collectively, the “Classes”). Each Class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the Classes are generally subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity, Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares, Class R Shares and Class R6 Shares are sold without a sales charge; Equity, Fixed Income and Tax Exempt Bond Funds’ Class A Shares are sold subject to a front-end sales charge; and Equity, Fixed Income and Tax Exempt Bond Funds’ Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

Effective June 8, 2018, PNC Maryland Tax Exempt Bond Fund and PNC Ohio Intermediate Tax Exempt Bond Fund were liquidated pursuant to a plan approved by the Board of Trustees of the Trust (the “Board”) on February 22, 2018.

Effective October 19, 2018, PNC Bond Fund, PNC Government Mortgage Fund and PNC Limited Maturity Bond Fund were liquidated pursuant to a plan approved by the Board on August 28, 2018.

As of May 31, 2019, the Trust offered four categories of Funds:

Equity Funds

PNC Balanced Allocation Fund, PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Large Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Treasury Money Market Fund and PNC Treasury Plus Money Market Fund.

The financial statements presented herein are those of the Equity, Fixed Income and Tax Exempt Bond Funds. The financial statements of the Money Market Funds are not presented herein, but are presented separately.

Class Conversions

Effective January 8, 2018, the conversion of Class T Shares of PNC Balanced Allocation Fund to Class A Shares of the same Fund occurred pursuant to Board approval on November 30, 2017.

Shares Redeemed		Total Class Net Assets on 01/08/18 (000)	Share Conversion Ratio	Shares Issued		Class A Total Net Assets on 01/08/18 (000)
PNC Balanced Allocation Fund
Class T	90	$1	1.00918	Class A	90	$9,373
Effective December 7, 2018, Class C Shares of PNC Total Return Advantage Fund were converted to Class A Shares of the same Fund pursuant to a plan approved by the Board on August 28, 2018.
Shares Redeemed		Total Class Net Assets on 12/07/18 (000)	Share Conversion Ratio	Shares Issued		Class A Total Net Assets on 12/07/18 (000)
PNC Total Return Advantage Fund
Class C	32	$331	1.00096	Class A	32	$5,875

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 9

Fund Reorganization

On August 28, 2018, the Board approved an agreement and plan of reorganization (“Reorganization”) pursuant to which PNC Intermediate Bond Fund (the “Target Fund”) would be reorganized into PNC Total Return Advantage Fund (the “Acquiring Fund”). Effective at the close of business on December 7, 2018, the Target Fund was reorganized into the Acquiring Fund and each Target Fund shareholder received shares of the corresponding class of shares of the Acquiring Fund. The Acquiring Fund is the accounting and performance survivor after the Reorganization. The table below summarizes the assets transfers for the exchange.

Target Fund	Shares Outstanding		Acquiring Fund	Shares Converted	Target Fund Net Assets on 12/07/18 (000)	Shares Conversion Ratio
PNC Intermediate Bond Fund			PNC Total Return Advantage Fund
Class I	9,558,279		Class I	9,766,965	$100,744	1.02183
Class A	228,574		Class A	233,350	2,411	1.02089
Class C	11,328		Class A	11,597	120	1.02377
					$103,275
The net assets and net unrealized appreciation (depreciation) before the acquisition were as follows:
Target Fund	Net Assets (000)	Unrealized Appreciation Depreciation (000)	Acquiring Fund		Net Assets (000)
PNC Intermediate Bond Fund	$103,275	$(1,346)	PNC Total Return Advantage Fund		$122,286

The net assets of the Acquiring Fund immediately following the Reorganization were $225,561.

The table below summarizes the operation of the Target Fund for the period from June 1, 2018 to December 7, 2018, the operations of the Acquiring Fund for the fiscal year ended May 31, 2019 as presented in the Statement of Operations, and the combinedTarget and Acquiring Funds’ pro-forma results of operations for the fiscal year ended May 31, 2019 assuming the acquisition had been completed on June 1, 2018.

	Target Fund’s Operations For the Period June 1, 2018 to December 7, 2018				Acquiring Fund’s Operations For the Year Ended May 31, 2019
Target Fund	Net Investment Income (000)	Net Realized and Unrealized Gain/(Loss) on Investments (000)	Net Increase from Operations (000)	Acquiring Fund	Net Investment Income (000)	Net Realized and Unrealized Gain/(Loss) on Investments (000)	Net Increase from Operations (000)	Combined Total From Operations (000)

PNC Intermediate Bond Fund	$1,663	$(1,177)	$486	PNC Total Return Advantage Fund	$4,935	$7,448	$12,383	$12,869

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since December 10, 2018.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is considered an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

Securities Valuation

Process and Structure

The Board has adopted methods for valuing securities and other assets, including in circumstances in which market quotations are not readily available, and has delegated authority to PNC Capital Advisors, LLC (the ”Adviser“) to apply those methods in making fair value determinations when market quotations are not readily available, subject to Board oversight. Summary information regarding methods used to value certain asset classes appears below under the heading “Valuation Measurements.” The Adviser has appointed its Pricing Committee to perform the valuation functions in accordance with the Trust’s Portfolio Security Pricing and Fair Valuation Policy and Pricing Committee Procedures (the “Procedures”). The Pricing Committee regularly reviews all fair value decisions, including descriptions of methodologies used to determine fair value and a report comparing subsequent actual prices with the prices determined using the Procedures. The Pricing Committee also regularly reviews pricing vendor information and market data and evaluates results of certain reviews in accordance with Rule 2a-7 under the 1940 Act (“Rule 2a-7”) on a quarterly basis. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews.

Hierarchy of Fair Value Inputs

The Trust utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

● Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.
● Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

● Level 3 —

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Certain foreign equity securities are fair value adjusted through an independent pricing service (“Service”) approved by the Board, which considers statistically relevant trading patterns. Such securities may periodically move between input valuation Level 1 and input valuation Level 2 based on whether or not they meet fair value adjustment trigger requirements. Securities that meet the fair value adjustment trigger requirements are considered input valuation Level 2 securities. The valuation hierarchy of each Fund’s securities as of May 31, 2019 can be found at the end of each Fund’s Schedule of Investments.

Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures and forwards, which are reflected in total net assets at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock, including exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”) and other open-end investment companies). Equity securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price on the exchange or market on which they principally trade (or such other exchange or market as selected by the Pricing Committee if quotations from the security’s principal exchange or market are not reliable indications of market value), as of the time the Funds calculate their NAVs. Securities quoted on the NASDAQ National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there are no transactions, are typically valued at the mean between the most recent bid and asked prices. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate at the close of market on the day of valuation. Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, ETFs, and the movement of the certain indices of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Investments in mutual funds (affiliated or non-affiliated) are valued at their respective NAV as determined by those funds each business day.

Debt securities (asset-backed securities, corporate bonds, municipal bonds, U.S. government securities, U.S. agency securities). Debt securities are typically valued based on evaluations provided by a Service. When quoted bid prices for portfolio debt securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by a Service from dealers in such securities). The Funds, under supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. Debt securities, as well as other investments, may be carried at fair value based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions.

Forward currency contracts are valued based upon closing foreign exchange rates from each respective foreign market.

Futures contracts are valued at the daily quoted settlement prices at the official close of trading on the day of valuation.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses that are common to all of the Funds in the Trust are allocated among the Funds based on a number of factors, including each Fund’s respective average net assets or other appropriate allocation methodologies, such as a fixed or equal allocation across Funds. Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. For the Equity Funds, expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based on relative daily net assets. The Fixed Income Funds and the Tax Exempt Bond Funds utilize the settled shares method which allocates expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments to each Class based on relative daily net assets, excluding the value of subscriptions receivable. The settled shares allocation methodology is consistent with the Fixed Income Funds’ and Tax Exempt Bond Funds’ daily distribution rate calculation methodology. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

With respect to the Fixed Income and Tax Exempt Bond Funds, dividends from net investment income are declared daily and paid monthly. Dividends from net investment income, if any, for the Balanced Allocation, Multi-Factor All Cap and Multi-Factor Large Cap Value Funds are declared and paid quarterly. Dividends from net investment income, if any, for the Emerging Markets Equity, International Equity, International Growth, Multi-Factor Large Cap Growth, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Exchange-Traded Funds

Certain Funds may invest in ETFs. The ETFs in which the Funds may invest may include actively managed ETFs as well as ETFs that generally seek investment results that correspond generally to the performance, before fees and expenses, of an underlying index. As a result, adverse performance of a particular security in an ETF’s underlying portfolio will ordinarily not result in the elimination of the security from the ETF’s portfolio. Each ETF offers and issues shares at its NAV per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. ETFs are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

ETFs are subject to additional risks due to their shares being listed and traded on securities exchanges. The NAV per share of an ETF is calculated at the end of each business day and fluctuates with changes in the fair market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand as well as changes in fair market value. The trading prices of an ETF’s shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to NAV.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency fair values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the fair market prices of investments.

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Inflation-Indexed Securities

Certain Funds may invest in inflation-protected securities either directly or through pooled investment vehicles such as ETFs or mutual funds. Inflation-protected securities, unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Master Limited Partnerships

Certain Funds may invest in MLPs. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions. It is common for distributions from MLPs to exceed taxable earnings and profits, resulting in the excess portion of such distributions being designated as a return of capital. Income or loss from MLPs is reclassified upon receipt of the MLP’s Schedule K-1.

Derivative Financial Instruments

Commodity-Linked Instruments

Certain Funds may invest in commodities indirectly through pooled investment vehicles such as ETFs or mutual funds. Pooled investment vehicles may hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. Such investments in commodities or commodity-linked instruments may expose the pooled investment vehicle to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the fair market value of commodities and the companies that engage in related businesses. Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund.

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association (ISDA) Agreements and a Securities Loan Agreement, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total fair market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Offsetting of Financial and Derivative Assets and Liabilities

The following table shows the financial and derivative instruments of each Fund that are subject to Master Agreements (or similar arrangements) and the collateral received and pledged in connection with the netting arrangements at May 31, 2019.

Offsetting of Financial and Derivative Assets

Description	Form of Master Agreement	Gross Amounts Presented in the Statements of Assets and Liabilities (000)	Gross Amounts Netted in the Statements of Assets and Liabilities (000)	Net Amounts Presented in the Statements of Assets and Liabilities (000)	Financial Instruments (000)	Cash Collateral Received(1) (000)	Net Amount(2) (000)
Balanced Allocation Fund
Securities Lending(3)	Securities Loan Agreement	$ 611	$ –	$ 611	$ –	$(611)	$ –
Emerging Markets Equity Fund
Securities Lending(3)	Securities Loan Agreement	$ 73	$ –	$ 73	$ –	$(73)	$ –
International Equity Fund
Securities Lending(3)	Securities Loan Agreement	$31,195	$ –	$31,195	$ –	$(31,195)	$ –
International Growth Fund
Securities Lending(3)	Securities Loan Agreement	$ 96	$ –	$ 96	$ –	$(96)	$ –
Multi-Factor Small Cap Core Fund
Securities Lending(3)	Securities Loan Agreement	$ 8,443	$ –	$8,443	$ –	$(8,443)	$ –
Multi-Factor Small Cap Growth Fund
Securities Lending(3)	Securities Loan Agreement	$ 707	$ –	$ 707	$ –	$(707)	$ –
Multi-Factor Small Cap Value Fund
Securities Lending(3)	Securities Loan Agreement	$ 444	$ –	$ 444	$ –	$(444)	$ –
Small Cap Fund
Securities Lending(3)	Securities Loan Agreement	$ 6,834	$ –	$ 6,834	$ –	$(6,834)	$ –
(1)	Collateral received from the individual counterparty in excess of the value of securities loaned is not shown for financial reporting purposes.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default. See Note 9 in Notes to Financial Statements.

(3)

Reflects the fair value of securities on loan as presented on the Schedules of Investments. Short-term investments purchased with collateral from securities lending and the related liability to repay the collateral is reported on the Statements of Assets and Liabilities.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Trust pursuant to the Advisory Agreement with the Adviser, an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets.

Equity Funds

The following tables list the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2019 for the Equity Funds.

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	Advisory Fees as a Percentage of Average Net Assets

	Contractual Annual Rate	Fee Waiver*	Net Effective Annual Rate

Balanced Allocation Fund	0.75%	0.75%	0.00%

Emerging Markets Equity Fund	1.00%	1.00%	0.00%

International Equity Fund	0.80%	0.01%	0.79%

International Growth Fund	0.80%	0.80%	0.00%

Multi-Factor All Cap Fund	0.55%	0.55%	0.00%

Multi-Factor Large Cap Growth Fund	0.55%	0.33%	0.22%

Multi-Factor Large Cap Value Fund	0.55%	0.32%	0.23%

Multi-Factor Small Cap Core Fund	0.75%	0.11%	0.64%

Multi-Factor Small Cap Growth Fund	0.75%	0.20%	0.55%

Multi-Factor Small Cap Value Fund	0.75%	0.75%	0.00%

Small Cap Fund	0.90%	0.15%	0.75%

*

These waivers, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will apply until September 28, 2019 (and January 31, 2020 with respect to Class R6 Shares of Emerging Markets Equity Fund and International Growth Fund), except that it may be terminated by the Board at any time. Each Fund may be obligated to pay the Adviser all amounts previously waived (or reimbursed, if applicable) by the Adviser pursuant to the expense limitation agreement. For additional detail, see “Expense Recoupment” below.

Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of PNC International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of PNC International Equity Fund allocated to Polaris equal to the annual rate of 0.40% of the PNC International Equity Fund’s average daily assets for the monthly period.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. The Adviser contractually agreed to waive fees and reimburse expenses other than certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales (the “Excluded Expenses”) to the extent necessary so that the total annual fund operating expenses of Class I, Class A, Class C and Class R6 Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Class I	Class A	Class C	Class R6
Balanced Allocation Fund	0.95%	1.21%	1.95%	N/A
Emerging Markets Equity Fund	1.25%	1.51%	N/A	1.24%*
International Equity Fund	0.98%	1.26%	1.98%	0.90%
International Growth Fund	0.85%	1.11%	N/A	0.84%*
Multi-Factor All Cap Fund	0.65%	0.93%	1.65%	N/A
Multi-Factor Large Cap Growth Fund	0.65%	0.93%	1.65%	N/A
Multi-Factor Large Cap Value Fund	0.65%	0.93%	1.65%	N/A
Multi-Factor Small Cap Core Fund	0.85%	1.13%	1.85%	0.84%
Multi-Factor Small Cap Growth Fund	0.85%	1.13%	1.85%	0.84%
Multi-Factor Small Cap Value Fund	0.85%	1.13%	1.85%	N/A
Small Cap Fund	0.99%	1.27%	1.99%	N/A
* Class R6 commenced operations on February 1, 2019.

The expense limitation agreement for the Funds listed in the table above will apply until September 28, 2019, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Fixed Income and Tax Exempt Bond Funds

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2019 for the Fixed Income and Tax Exempt Bond Funds.

	Advisory Fees as a Percentage of Average Net Assets

	Contractual Annual Rate	Fee Waiver*	Net Effective Annual Rate

Total Return Advantage Fund	0.34%**	0.19%	0.16%

Ultra Short Bond Fund	0.20%	0.09%	0.11%

Intermediate Tax Exempt Bond	0.40%	0.40%	0.00%

Tax Exempt Limited Maturity Bond	0.40%	0.16%	0.24%

*

These waivers, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will remain in effect through September 28, 2019 (and December 7, 2019 with respect to Total Return Advantage Fund), except that it may be terminated by the Board at any time. Each Fund may be obligated to pay the Adviser all amounts previously waived (or reimbursed, if applicable) by the Adviser pursuant to the expense limitation agreement. For additional detail, see “Expense Recoupment” below.

**

Effective at the close of business December 7, 2018, Intermediate Bond Fund merged into the Total Return Advantage Fund. Effective December 7, 2018, the Board approved a reduction in management fees for the Total Return Advantage Fund to an annual rate of 0.30%. Prior to the change, management fees were charged at an annual rate of 0.40% of average daily net assets.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. The Adviser contractually agreed to waive fees and reimburse expenses other than Excluded Expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Class I	Class A	Class C

Total Return Advantage Fund*	0.35%	0.61%	N/A

Ultra Short Bond Fund**	0.23%	0.49%	N/A

Intermediate Tax Exempt Bond Fund	0.53%	0.78%	1.53%

Tax Exempt Limited Maturity Bond Fund	0.53%	0.78%	N/A

*

Effective with the Reorganization, which occurred at the close of business December 7, 2018, limitations on the total annual fund operating expenses of the Class I Shares and Class A Shares of the Total Return Advantage Fund were reduced to 0.35% and 0.61%, respectively. Prior to the decrease, total annual fund operating expenses other than Excluded Expenses were capped at 0.53% and 0.79%, respectively. In addition, Class C Shares of the Fund were converted to Class A Shares of the Fund.

**

Effective September 28, 2018, limitations on the total annual fund operating expenses other than Excluded Expenses of the Class I Shares and Class A Shares of the Ultra Short Bond Fund were reduced to 0.23% and 0.49%, respectively. Prior to the decrease, total annual fund operating expenses other than Excluded Expenses were capped at 0.32% and 0.58%, respectively.

The expense limitation agreement for the Funds listed in the table above will apply until at least September 28, 2019, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Expense Recoupment

Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the expense limitation agreements, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Class’s total annual operating expenses to exceed the amounts set forth in the tables above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than three years after the end of the fiscal year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser. Recoupment payments are limited to amounts so that after recoupment the total annual fund operating expenses are no more than the lesser of the expense cap in place at the time of the waiver or recoupment. Amounts received pursuant to voluntary waivers of fees and expense reimbursement arrangements by or with the Adviser are not subject to recoupment.

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Amounts available for possible recoupment by the Adviser, along with the expiration dates, are as follows:

		Recoupment Available (000)
	2020	2021	2022	Total
Balanced Allocation Fund	$ 211	$213	$187	$ 611
Emerging Markets Equity Fund	41	109	139	289
International Equity Fund	667	684	93	1,444
International Growth Fund	124	116	162	402
Multi-Factor All Cap Fund	136	162	170	468
Multi-Factor Large Cap Growth Fund	248	357	340	945
Multi-Factor Large Cap Value Fund	264	369	349	982
Multi-Factor Small Cap Core Fund	775	544	497	1,816
Multi-Factor Small Cap Growth Fund	488	353	299	1,140
Multi-Factor Small Cap Value Fund	217	197	194	608
Small Cap Fund	1,038	585	676	2,299
Total Return Advantage Fund	143	202	315	660
Ultra Short Bond Fund	–	–	309	309
Intermediate Tax Exempt Bond Fund	103	125	183	411
Tax Exempt Limited Maturity Bond Fund	55	78	153	286

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class R Shares of the Equity, Fixed Income and Tax Exempt Bond Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class R Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’s average daily net assets. Total shareholder services fees paid by the PNC Funds to affiliates of the Adviser for the fiscal year ended May 31, 2019 were $7,701.

Trustees’ Fees

For his or her service as a Trustee of the Trust, each Trustee receives an annual fee of $126,000, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. Each Trustee also receives an annual fee of $4,000 as a member of the Audit Committee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), a wholly owned subsidiary of Foreside Financial Group, LLC, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Funds based on a number of factors, including their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, The Bank of New York Mellon (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust.

BNY Mellon and the Adviser are entitled to an annual fee paid by each Fund, as follows: 0.05% of the Fund’s average aggregate net assets up to $1 billion, 0.03% of the Fund’s average aggregate net assets between $1 billion and $10 billion, and 0.01% of the Fund’s average aggregate net assets in excess of $10 billion. For their services as Co-Administrators to the Funds (excluding the Money Market Funds) during the fiscal year ended May 31, 2019, approximately 0.0201% was allocated to BNY Mellon and 0.0247% was allocated to the Adviser in aggregate. Total fees paid by the Funds (excluding the Money Market Funds) to the Adviser for the fiscal year ended May 31, 2019 were $877,558.

BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Investments

For the purposes of these financial statements, dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations. Gains and/or losses from the sale of affiliated investments and the change in unrealized appreciation or depreciation on affiliated investments are reported as “Net realized gain (loss) on affiliated investments” and “Net change in unrealized appreciation/depreciation on affiliated investments,” respectively, on the Statements of Operations.

Pursuant to U.S. Securities and Exchange Commission (the “SEC”) rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds (“PNC Affiliated Money Market Funds”), or BlackRock Funds and other investment companies that could be deemed to be affiliated with the Adviser. The Funds will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a Fund with respect to a Fund’s short-term cash reserves swept into any PNC Affiliated Money Market Funds. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser’s obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund’s securities lending program invested in PNC Affiliated Money Market Funds, and the waiver may be terminated at any time without prior notice.

The fair value at May 31, 2018 and May 31, 2019, and the purchases, sales proceeds, number of shares, distributions, change in unrealized appreciation (depreciation) and realized gain (loss) on affiliated investments for the fiscal year ended May 31, 2019 are as follows:

	Fair Value of Affiliated Investments at 05/31/18 (000)	Purchases (000)	Sales Proceeds (000)	Net Realized Gain (Loss) on Affiliated Investments (000)	Net Change in Unrealized Appreciation/ (Depreciation) on Affiliated Investments (000)	Fair Value of Affiliated Investments at 05/31/19 (000)	Number of Shares at 05/31/19	Dividends from Affiliated Investments (000)	Capital Gain Distributions Received from Affiliated Investments (000)
Balanced Allocation Fund

AFFILIATED MONEY MARKET FUND – 7.1%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$1,135	$3,822	$3,709	$–	$–	$1,248	1,247,742	$10	$–

EXCHANGE-TRADED FUND – 7.5%*
iShares MSCI EAFE Value ETF	1,663	–	151	(11)	(178)	1,323	28,153	62	–

MUTUAL FUND – 6.4%*
PNC International Growth Fund, Class I Shares	1,597	187	350	38	(341)	1,131	95,168	7	180
	$4,395	$4,009	$4,210	$27	$(519)	$3,702	1,371,063	$79	$180
Emerging Markets Equity Fund

AFFILIATED MONEY MARKET FUND – 2.4%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$1,099	$2,667	$3,488	$–	$–	$278	278,404	$11	$–

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1,  2 0 1 9

	Fair Value of Affiliated Investments at 05/31/18 (000)	Purchases (000)	Sales Proceeds (000)	Net Realized Gain (Loss) on Affiliated Investments (000)	Net Change in Unrealized Appreciation/ (Depreciation) on Affiliated Investments (000)	Fair Value of Affiliated Investments at 05/31/19 (000)	Number of Shares at 05/31/19	Dividends from Affiliated Investments (000)	Capital Gain Distributions Received from Affiliated Investments (000)
International Equity Fund

AFFILIATED MONEY MARKET FUND – 4.4%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$76,624	$633,313	$640,299	$–	$–	$69,638	69,637,305	$1,541	$–
International Growth Fund

AFFILIATED MONEY MARKET FUND – 3.1%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$190	$2,103	$2,125	$–	$–	$168	167,535	$3	$–
Multi-Factor All Cap Fund

AFFILIATED MONEY MARKET FUND – 1.1%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$62	$1,648	$1,644	$–	$–	$66	65,722	$1	$–

EXCHANGE-TRADED FUND – 0.0%*
iShares Russell 3000 ETF	101	357	455	(2)	(1)	–	–	1	–
	$163	$2,005	$2,099	$(2)	$(1)	$66	65,722	$2	$–
Multi-Factor Large Cap Growth Fund

AFFILIATED MONEY MARKET FUND – 0.9%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$2,131	$13,654	$14,897	$–	$–	$888	888,364	$30	$–

EXCHANGE-TRADED FUND – 1.0%*
iShares Russell 1000 Growth ETF	1,037	1,008	1,092	138	(113)	978	6,600	9	–
	$3,168	$14,662	$15,989	$138	$(113)	$1,866	894,964	$39	$–
Multi-Factor Large Cap Value Fund

AFFILIATED MONEY MARKET FUND – 1.0%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$4,427	$14,670	$18,115	$–	$–	$982	981,823	$33	$–

EXCHANGE-TRADED FUND – 1.1%*
iShares Russell 1000 Value ETF	1,104	3,117	3,264	127	(41)	1,043	8,727	27	–
	$5,531	$17,787	$21,379	$127	$(41)	$2,025	990,550	$60	$–
Multi-Factor Small Cap Core Fund

AFFILIATED MONEY MARKET FUND – 4.6%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$28,485	$159,756	$173,744	$–	$–	$14,497	14,496,554	$88	$–
Multi-Factor Small Cap Growth Fund

AFFILIATED MONEY MARKET FUND – 1.1%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$7,848	$39,808	$46,262	$–	$–	$1,394	1,394,464	$36	$–
Multi-Factor Small Cap Value Fund

AFFILIATED MONEY MARKET FUND – 3.8%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$1,986	$5,417	$6,736	$–	$–	$667	666,162	$4	$–

	Fair Value of Affiliated Investments at 05/31/18 (000)	Purchases (000)	Sales Proceeds (000)	Net Realized Gain (Loss) on Affiliated Investments (000)	Net Change in Unrealized Appreciation/ (Depreciation) on Affiliated Investments (000)	Fair Value of Affiliated Investments at 05/31/19 (000)	Number of Shares at 05/31/19	Dividends from Affiliated Investments (000)	Capital Gain Distributions Received from Affiliated Investments (000)
Small Cap Fund

AFFILIATED MONEY MARKET FUND – 5.8%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$32,294	$205,851	$221,872	$–	$–	$16,273	16,272,788	$215	$–

EXCHANGE-TRADED FUND – 1.4%*
iShares Russell 2000 ETF	–	44,215	39,056	(1,142)	(57)	3,960	27,149	26	–
	$32,294	$250,066	$260,928	$(1,142)	$(57)	$20,233	16,299,937	$241	$–
Total Return Advantage Fund

AFFILIATED MONEY MARKET FUND – 0.4%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$1,180	$38,940	$39,363	$–	$–	$757	757,184	$32	$–
Ultra Short Bond Fund

AFFILIATED MONEY MARKET FUND – 1.1%*
PNC Government Money Market Fund, Class I Shares 2.270% (A)	$4,082	$270,977	$271,647	$–	$–	$3,412	3,412,286	$159	$–

* As a percentage of Total Net Assets.

(A) The rate quoted is the annualized seven-day effective yield of the Fund at May 31, 2019.

4. Custodian, Distribution/12b-1 Fees, Transfer Agent Fees and Class-Specific Expenses

Custodian Fees

BNY Mellon serves as Custodian to the Trust. Prior to July 1, 2018, the Custodian fees for the Trust were calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and 0.001% of the combined average daily gross assets of the Trust in excess of $10 billion. Effective July 1, 2018, the Custodian fees for the Trust are calculated at the following annual rate: 0.002% of the first $5 billion of the combined average daily gross assets of the Trust, 0.0015% of the next $5 billion of the combined average daily gross assets of the Trust and 0.0005% of the combined average daily gross assets of the Trust in excess of $10 billion. The Custodian fees are allocated to the Trust based on each Fund’s relative average daily net assets. BNY Mellon also receives market-specific fees relating to foreign custody of non-U.S. securities and other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter receives an annual fee payable directly by the Adviser.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan for Class A Shares (the “A Shares Plan”) and a distribution plan for Class C Shares (the “C Shares Plan”), which permit the Funds to bear certain expenses in connection with the distribution of Class A Shares and Class C Shares, respectively. Payments to the Underwriter under the plans may be used to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Adviser for certain up-front payments and/or finder’s fees paid by the Adviser to financial intermediaries in connection with the sale of shares of the Funds.

Pursuant to the A Shares Plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment, which may be terminated by the Board at any time, continues through September 28, 2019, at which time the Board will consider whether to renew, revise or discontinue it.

Pursuant to the C Shares Plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. During low yield environments, a portion of these fees may be voluntarily waived by the Underwriter in order to maintain a minimum yield for the Fund class.

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M a y  3 1,  2 0 1 9

For the fiscal year ended May 31, 2019, unless otherwise noted, the 12b-1 fee accrual rates were as shown in the following table:

		Annual Rate
	Class A* For the Period June 1, 2018- January 16, 2019		Class A* For the Period January 17, 2019- May 31, 2019	Class C

Balanced Allocation Fund	0.010%		0.000%	0.750%
Emerging Markets Equity Fund	0.010%		0.000%	N/A
International Equity Fund	0.030%		0.000%	0.750%
International Growth Fund	0.010%		0.000%	N/A
Multi-Factor All Cap Fund	0.030%		0.000%	0.750%
Multi-Factor Large Cap Growth Fund	0.030%		0.000%	0.750%
Multi-Factor Large Cap Value Fund	0.030%		0.000%	0.750%
Multi-Factor Small Cap Core Fund	0.030%		0.000%	0.750%
Multi-Factor Small Cap Growth Fund	0.030%		0.000%	0.750%
Multi-Factor Small Cap Value Fund	0.030%		0.000%	0.750%
Small Cap Fund	0.030%		0.000%	0.750%
Total Return Advantage Fund	0.010%**		0.000%	N/A***
Ultra Short Bond Fund	0.010%		0.000%	N/A
Intermediate Tax Exempt Bond Fund	0.000%		0.000%	0.750%
Tax Exempt Limited Maturity Bond Fund	0.000%		0.000%	N/A

*	Effective January 17, 2019, 12b-1 fees were reduced to 0.00% for the Class A Shares of each of the Funds.
**	The Board approved a reduction in 12b-1 fees to 0.01% for the Class A Shares of the Total Return Advantage Fund effective September 28, 2018. Prior to the reduction, the fee rate was 0.03%.
***	Effective December 7, 2018, Class C Shares of the Total Return Advantage Fund were converted to Class A Shares of the same Fund.

During the fiscal year ended 2018, a portion of the Balanced Allocation Fund, Intermediate Tax Exempt Bond Fund, International Equity Fund, International Growth Fund, Multi-Factor All Cap Fund, Multi-Factor Large Cap Growth Fund, Multi-Factor Large Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, Small Cap Fund, Tax Exempt Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund Class A Shares distribution plan payable balances in excess of actual expenses incurred by the Underwriter were reversed and such amounts were reflected on each Fund’s Financial Highlights for the year ended May 31, 2018.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Fees are allocated to the Funds based on a number of factors, including number of accounts serviced.

Class-Specific Expenses

For the fiscal year ended May 31, 2019, the following table shows the class-specific expenses borne directly by each share class of the Funds:

	Class I	Class A	Class C	Class R6	Total
Balanced Allocation Fund
12b-1 fees	$ –	$ –	$ 3	$ –	$ 3
Shareholder servicing fees	–	19	1	–	20
Transfer agent fees	13	25	11	–	49
Sub-transfer agent fees	1	–	–	–	1
Printing and shareholder reports	–	3	–	–	3
Registration and filing fees	17	15	11	–	43
Emerging Markets Equity Fund
Transfer agent fees	$ 11	$ 8	$ –	$ 3	$ 22
Registration and filing fees	9	1	–	–	10
International Equity Fund
12b-1 fees	$ –	$ –	$ 42	$ –	$ 42
Shareholder servicing fees	–	146	14	–	160
Transfer agent fees	172	47	14	11	244
Sub-transfer agent fees	176	30	3	–	209
Printing and shareholder reports	65	8	2	11	86
Registration and filing fees	31	16	17	11	75
International Growth Fund
Transfer agent fees	$ 11	$ 10	$ –	$ 3	$ 24
Printing and shareholder reports	–	1	–	–	1
Registration and filing fees	1	1	–	–	2
Multi-Factor All Cap Fund
12b-1 fees	$ –	$ –	$ 1	$ –	$ 1
Shareholder servicing fees	–	5	–	–	5
Transfer agent fees	12	18	11	–	41
Sub-transfer agent fees	3	–	–	–	3
Printing and shareholder reports	–	2	–	–	2
Registration and filing fees	16	12	8	–	36
Multi-Factor Large Cap Growth Fund
12b-1 fees	$ –	$ –	$ 3	$ –	$ 3
Shareholder servicing fees	–	32	1	–	33
Transfer agent fees	123	48	11	–	182
Sub-transfer agent fees	8	2	–	–	10
Printing and shareholder reports	34	4	–	–	38
Registration and filing fees	17	16	7	–	40
Multi-Factor Large Cap Value Fund
12b-1 fees	$ –	$ –	$ 1	$ –	$ 1
Shareholder servicing fees	–	47	1	–	48
Transfer agent fees	122	51	11	–	184
Sub-transfer agent fees	9	2	–	–	11
Printing and shareholder reports	34	4	–	–	38
Registration and filing fees	19	16	11	–	46

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M a y  3 1,  2 0 1 9

	Class I	Class A	Class C	Class R6	Total
Multi-Factor Small Cap Core Fund
12b-1 fees	$ –	$ 1	$ 10	$ –	$ 11
Shareholder servicing fees	–	192	3	–	195
Transfer agent fees	46	72	11	11	140
Sub-transfer agent fees	91	65	1	–	157
Printing and shareholder reports	24	17	1	3	45
Registration and filing fees	26	17	17	14	74
Multi-Factor Small Cap Growth Fund
12b-1 fees	$ –	$ –	$ 43	$ –	$ 43
Shareholder servicing fees	–	106	14	–	120
Transfer agent fees	43	63	17	10	133
Sub-transfer agent fees	10	15	3	–	28
Printing and shareholder reports	8	6	2	1	17
Registration and filing fees	15	16	14	11	56
Multi-Factor Small Cap Value Fund
12b-1 fees	$ –	$ –	$ 5	$ –	$ 5
Shareholder servicing fees	–	22	2	–	24
Transfer agent fees	15	28	13	–	56
Sub-transfer agent fees	6	2	–	–	8
Printing and shareholder reports	2	3	–	–	5
Registration and filing fees	16	14	11	–	41
Small Cap Fund
12b-1 fees	$ –	$ 2	$107	$ –	$ 109
Shareholder servicing fees	–	82	36	–	118
Transfer agent fees	166	29	18	–	213
Sub-transfer agent fees	172	14	10	–	196
Printing and shareholder reports	68	7	3	–	78
Registration and filing fees	19	18	16	–	53
Total Return Advantage Fund
12b-1 fees	$ –	$ –	$ 1	$ –	$ 1
Shareholder servicing fees	–	11	–	–	11
Transfer agent fees	58	19	5	–	82
Sub-transfer agent fees	50	1	–	–	51
Printing and shareholder reports	16	2	–	–	18
Registration and filing fees	16	16	7	–	39
Ultra Short Bond Fund
Shareholder servicing fees	$ –	$ 2	$ –	$ –	$ 2
Transfer agent fees	14	12	–	–	26
Sub-transfer agent fees	45	–	–	–	45
Printing and shareholder reports	4	1	–	–	5
Registration and filing fees	22	17	–	–	39

	Class I	Class A	Class C	Class R6	Total
Intermediate Tax Exempt Bond Fund
12b-1 fees	$ –	$ –	$ 1	$ –	$ 1
Shareholder servicing fees	–	5	–	–	5
Transfer agent fees	12	12	10	–	34
Sub-transfer agent fees	30	–	–	–	30
Printing and shareholder reports	2	1	–	–	3
Registration and filing fees	15	15	13	–	43
Tax Exempt Limited Maturity Bond Fund
Transfer agent fees	$12	$10	$ –	$ –	$22
Sub-transfer agent fees	46	–	–	–	46
Printing and shareholder reports	3	–	–	–	3
Registration and filing fees	20	5	–	–	25

5. Investments

During the fiscal year ended May 31, 2019, the cost of purchases and proceeds from sales of investments, maturities and paydowns, other than short-term investments, were as follows:

	Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term U.S. Government Obligations
	Purchases (000)	Sales (000)	Purchases (000)	Sales (000)
Balanced Allocation Fund	$ 6,717	$ 8,066	$ 3,389	$ 3,877
Emerging Markets Equity Fund	4,550	3,978	–	–
International Equity Fund	778,137	407,917	–	–
International Growth Fund	3,056	3,363	–	–
Multi-Factor All Cap Fund	15,207	17,271	–	–
Multi-Factor Large Cap Growth Fund	188,815	196,464	–	–
Multi-Factor Large Cap Value Fund	136,053	141,669	–	–
Multi-Factor Small Cap Core Fund	354,402	506,669	–	–
Multi-Factor Small Cap Growth Fund	142,895	161,772	–	–
Multi-Factor Small Cap Value Fund	20,353	25,094	–	–
Small Cap Fund	165,293	430,919	–	–
Total Return Advantage Fund	58,903	100,871	91,161	117,009
Ultra Short Bond Fund	220,617	219,547	131,144	155,563
Intermediate Tax Exempt Bond	2,068	24,112	–	–
Tax Exempt Limited Maturity Bond	22,699	37,681	–	–

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M a y  3 1,  2 0 1 9

6. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold is reflected as the largest amount of tax benefit that is greater than 50 percent likely to be realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2019 and for each Fund’s open tax years (years ended May 31, 2016 through May 31, 2018), with the exception of the PNC International Growth Fund which commenced operations on February 29, 2016 and PNC Emerging Markets Equity Fund which commenced operations on March 31, 2017, and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2019 and May 31, 2018 are shown in the following table.

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Balanced Allocation Fund
2019	$ –	$ 424	$ 1,695	$ 2,119
2018	–	377	2,060	2,437

Emerging Markets Equity Fund
2019	–	61	151	212
2018	–	61	–	61

International Equity Fund
2019	–	14,787	25,593	40,380
2018	–	9,293	–	9,293

International Growth Fund
2019	–	26	703	729
2018	–	31	49	80

Multi-Factor All Cap Fund
2019	–	79	–	79
2018	–	112	–	112

Multi-Factor Large Cap Growth Fund
2019	–	5,501	12,091	17,592
2018	–	407	–	407

Multi-Factor Large Cap Value Fund
2019	–	1,402	–	1,402
2018	–	1,212	–	1,212

Multi-Factor Small Cap Core Fund
2019	–	5,657	26,811	32,468
2018	–	883	5,896	6,779

Multi-Factor Small Cap Growth Fund
2019	–	2,255	19,850	22,105
2018	–	436	6,830	7,266

Multi-Factor Small Cap Value Fund
2019	–	402	–	402
2018	–	575	–	575

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Total (000)
Small Cap Fund
2019	$–	$–	$92,233	$92,233
2018	–	1,428	69,804	71,232

Total Return Advantage Fund
2019	–	4,940	–	4,940
2018	–	4,177	–	4,177

Ultra Short Bond Fund
2019	–	7,585	–	7,585
2018	–	5,857	–	5,857

Intermediate Tax Exempt Bond Fund
2019	1,061	–	898	1,959
2018	1,467	–	302	1,769

Tax Exempt Limited Maturity Bond Fund
2019	1,421	–	–	1,421
2018	1,609	–	–	1,609

As of May 31, 2019, the components of total net assets on a tax basis were as follows:

	Paid- in Capital (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gains (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Balanced Allocation Fund	$15,308	$83	$314	$–	$–	$1,888	$(7)	$17,586
Emerging Markets Equity Fund	10,375	55	–	(194)	(187)	1,554	(6)	11,597
International Equity Fund	1,453,014	20,311	–	(20,954)	–	146,586	(62)	1,598,895
International Growth Fund	4,257	28	44	–	–	1,181	(7)	5,503
Multi-Factor All Cap Fund	6,766	73	–	(368)	–	(209)	(6)	6,256
Multi-Factor Large Cap Growth Fund	92,109	–	–	–	(2,153)	4,786	(11)	94,731
Multi-Factor Large Cap Value Fund	99,693	1,553	185	–	(752)	(4,254)	(11)	96,414
Multi-Factor Small Cap Core Fund	288,464	528	–	–	(9,876)	28,977	(38)	308,055
Multi-Factor Small Cap Growth Fund	114,921	–	117	–	(3,885)	19,155	(15)	130,293
Multi-Factor Small Cap Value Fund	17,710	322	696	–	(1,225)	97	(8)	17,592
Small Cap Fund	123,214	–	51,956	–	(26)	102,404	(55)	277,493

	Paid- in Capital (000)	Un- distributed Ordinary Income (000)	Un- distributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gains (000)	Capital Loss Carry- forward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Total Return Advantage Fund	$197,852	$68	$ –	$ –	$(5,826)	$(900)	$4,971	$(63)	$196,102
Ultra Short Bond Fund	312,143	(1)	–	–	(6,141)	(153)	1,267	(34)	307,081
Intermediate Tax Exempt Bond Fund	32,597	27	158	246	–	–	1,536	(11)	34,553
Tax Exempt Limited Maturity Bond Fund	80,410	–	(6)	47	–	–	1,280	(14)	81,717

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (PFICs), wash sales, market discount, paydowns, foreign currency transactions, futures, foreign currency translation and the expiration of capital loss carryforwards.

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M a y  3 1,  2 0 1 9

The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the accounting treatment of such amounts. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period in which the differences arise. Accordingly, permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2019 as follows:

	Total Distributable Earnings (Loss) (000)	Paid-in Capital (000)
Balanced Allocation Fund	$345	$(345)
Multi-Factor All Cap Fund	– *	–*
Multi-Factor Large Cap Growth Fund	1,021	(1,021)
Multi-Factor Small Cap Core Fund	(1)	1
Multi-Factor Small Cap Growth Fund	(62)	62
Multi-Factor Small Cap Value Fund	– *	–*
Small Cap Fund	(14,144)	14,144
Total Return Advantage Fund	(4,035)	4,035
Ultra Short Bond Fund	1,002	(1,002)
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2019, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Tax Exempt Limited Maturity Bond Fund	$4

At May 31, 2019, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains, along with the expiration dates, are as follows:

Indefinite

Emerging Markets Equity Fund	$ 194
International Equity Fund	20,954
Multi-Factor All Cap Fund	368
Total Return Advantage Bond Fund	5,826
Ultra Short Bond Fund	6,141

During the fiscal year ended May 31, 2019, capital loss carryforwards (in thousands) that expired were as follows:

Ultra Short Bond Fund	$1,002

7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity, Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C		Class R6			Class T
	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19		Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18

Balanced Allocation Fund
Shares issued	14	63	43	14	–*	–*	N/A		N/A	N/A	–
Shares converted(1)	–	–	–	–*	–	–	N/A		N/A	N/A	–*
Shares reinvested	94	101	87	71	5	4	N/A		N/A	N/A	–*

Shares redeemed	(105)	(370)	(90)	(94)	(8)	(3)	N/A		N/A	N/A	–*

Net increase (decrease)	3	(206)	40	(9)	(3)	1	N/A		N/A	N/A	–*

Emerging Markets Equity Fund
Shares issued	1	7	2	N/A	N/A	N/A	2	(2)	N/A	N/A	N/A
Shares reinvested	21	5	–*	N/A	N/A	N/A	–		N/A	N/A	N/A

Shares redeemed	(5)	–	–	N/A	N/A	N/A	–		N/A	N/A	N/A

Net increase	17	12	2	N/A	N/A	N/A	2	(2)	N/A	N/A	N/A

International Equity Fund
Shares issued	24,348	17,699	1,120	761	125	91	33,287	(3)	N/A	N/A	N/A
Share reinvested	859	211	41	10	5	–*	251	(3)	N/A	N/A	N/A

Shares redeemed	(37,008)	(9,528)	(1,267)	(710)	(60)	(32)	(6,907)	(3)	N/A	N/A	N/A

Net increase (decrease)	(11,801)	8,382	(106)	61	70	59	26,631	(3)	N/A	N/A	N/A

International Growth Fund
Shares issued	2	4	2	1	N/A	N/A	2	(2)	N/A	N/A	N/A
Share reinvested	68	6	1	–*	N/A	N/A	–		N/A	N/A	N/A

Shares redeemed	(34)	(103)	–*	–*	N/A	N/A	–		N/A	N/A	N/A

Net increase (decrease)	36	(93)	3	1	N/A	N/A	2	(2)	N/A	N/A	N/A

Multi-Factor All Cap Fund
Shares issued	9	58	1	9	2	2	N/A		N/A	N/A	N/A
Shares reinvested	1	2	1	1	–*	–*	N/A		N/A	N/A	N/A

Shares redeemed	(99)	(230)	(14)	(24)	(1)	(10)	N/A		N/A	N/A	N/A

Net increase (decrease)	(89)	(170)	(12)	(14)	1	(8)	N/A		N/A	N/A	N/A

Multi-Factor Large Cap Growth Fund
Shares issued	641	706	9	14	1	2	N/A		N/A	N/A	N/A
Shares reinvested	440	8	82	–*	2	–	N/A		N/A	N/A	N/A

Shares redeemed	(754)	(827)	(53)	(64)	(7)	(7)	N/A		N/A	N/A	N/A

Net increase (decrease)	327	(113)	38	(50)	(4)	(5)	N/A		N/A	N/A	N/A

Multi-Factor Large Cap Value Fund
Shares issued	886	1,069	3	7	1	4	N/A		N/A	N/A	N/A
Shares reinvested	33	29	10	7	–*	–*	N/A		N/A	N/A	N/A

Shares redeemed	(1,119)	(1,111)	(102)	(118)	–*	(2)	N/A		N/A	N/A	N/A

Net increase (decrease)	(200)	(13)	(89)	(104)	1	2	N/A		N/A	N/A	N/A

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	Class I		Class A		Class C		Class R6			Class T
	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19		Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18
Multi-Factor Small Cap Core Fund
Shares issued	3,148	6,510	677	1,280	18	30	3,350	(3)	N/A	N/A	N/A
Shares reinvested	876	149	177	25	4	– *	77	(3)	N/A	N/A	N/A
Shares redeemed	(8,868)	(2,728)	(2,541)	(1,578)	(18)	(9)	(1,842	)(3)	N/A	N/A	N/A
Net increase (decrease)	(4,844)	3,931	(1,687)	(273)	4	21	1,585	(3)	N/A	N/A	N/A

Multi-Factor Small Cap Growth Fund
Shares issued	1,058	1,209	472	436	22	42	407	(3)	N/A	N/A	N/A
Shares reinvested	620	140	270	65	42	12	22	(3)	N/A	N/A	N/A
Shares redeemed	(1,447)	(1,570)	(831)	(518)	(139)	(160)	(181	)(3)	N/A	N/A	N/A
Net increase (decrease)	231	(221)	(89)	(17)	(75)	(106)	248	(3)	N/A	N/A	N/A

Multi-Factor Small Cap Value Fund
Shares issued	67	113	10	33	1	1	N/A		N/A	N/A	N/A
Shares reinvested	8	9	9	10	– *	1	N/A		N/A	N/A	N/A
Shares redeemed	(220)	(307)	(85)	(144)	(8)	(29)	N/A		N/A	N/A	N/A
Net decrease	(145)	(185)	(66)	(101)	(7)	(27)	N/A		N/A	N/A	N/A

Small Cap Fund
Shares issued	2,280	2,253	109	331	84	39	N/A		N/A	N/A	N/A
Shares reinvested	3,911	2,163	419	160	185	65	N/A		N/A	N/A	N/A
Shares redeemed	(13,182)	(18,618)	(780)	(831)	(458)	(352)	N/A		N/A	N/A	N/A
Net decrease	(6,991)	(14,202)	(252)	(340)	(189)	(248)	N/A		N/A	N/A	N/A

(1) See Note 1 in Notes to Financial Statements.

(2) Commenced operations on February 1, 2019.

(3) Commenced operations on June 11, 2018.

* Amount represents less than 500.

	Class I		Class A		Class C
	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19		Year Ended 05/31/18

Total Return Advantage Fund
Shares issued	1,176	2,581	16	10	–	*	–	*
Shares converted(1)	–	–	32	–	–		–
Shares issued in conjunction with reorganization(1)	9,767	–	245	–	–		–
Shares reinvested	169	156	7	6	–	*	–	*
Shares redeemed	(8,010)	(3,521)	(106)	(75)	(33)		(34)
Net increase (decrease)	3,102	(784)	194	(59)	(33)		(34)

Ultra Short Bond Fund
Shares issued	22,864	37,824	3	– *	N/A		N/A
Shares reinvested	487	333	1	1	N/A		N/A
Shares redeemed	(28,215)	(44,905)	(14)	(24)	N/A		N/A
Net decrease	(4,864)	(6,748)	(10)	(23)	N/A		N/A

	Class I		Class A		Class C
	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18	Year Ended 05/31/19	Year Ended 05/31/18
Intermediate Tax Exempt Bond Fund
Shares issued	805	428	–*	2	4	–*
Shares reinvested	13	17	6	4	–*	–*
Shares redeemed	(3,205)	(2,020)	(46)	(2)	(3)	(12)
Net increase (decrease)	(2,387)	(1,575)	(40)	4	1	(12)

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	2,817	1,870	–*	–	N/A	N/A
Shares reinvested	3	8	–*	–*	N/A	N/A
Shares redeemed	(4,379)	(4,183)	(5)	–	N/A	N/A
Net decrease	(1,559)	(2,305)	(5)	–*	N/A	N/A

(1) See Note 1 in Notes to Financial Statements.

* Amount represents less than 500.

8. Certain Principal Risks

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to the Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial strength deteriorates, the values of its debt securities or other instruments may fall. Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Furthermore, some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of securities by foreign investors.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Management and Operational Risk. An investment in a Fund is subject to management risk because each Fund is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

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Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In response to governmental actions or intervention, political, economic, or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Each Fund may invest up to 15% of its total net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Liquid investments made by the Funds may become illiquid after their purchase by the Funds, potentially rapidly and unexpectedly. The Adviser’s determination that an investment should be treated as liquid for purposes of this policy provides no assurance that the investment will not become illiquid at a later time or that the investment will be sold at or near the price at which the Fund has valued the investment. Restricted securities, including securities acquired under the provisions of Rule 144A, are a type of security that may only be resold to certain eligible qualified buyers and may be considered illiquid. Any such security acquired under the provisions of Rule 144A will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Municipal Securities Risk. PNC Intermediate Tax Exempt Bond follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by Tax Exempt Bond Funds.

9. Securities Lending

To generate additional income, the Equity Funds and Fixed Income Funds (the “Lending Funds”) may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”) with Brown Brothers Harriman & Co. (“BBH”), the securities lending agent. The Lending Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash as collateral equal at all times to at least 102% of the prior day’s fair market value plus accrued interest of the domestic securities loaned and 105% of the prior day’s fair market value plus accrued interest on the international securities loaned. The collateral percentage with respect to the fair market value of the loaned security is determined by the security lending agent. The value of the collateral received with respect to a loaned security may be temporarily more or less than the value of the loaned security due to daily market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate fair market value of securities collateral plus cash collateral is less than the aggregate fair market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Lending Funds and the securities lending agent on the basis of agreed upon contractual terms.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. In addition, the Lending Funds benefit from a borrower default indemnity provided by BBH. BBH’s indemnity allows for full replacement of the securities loaned in the event of borrower default if the collateral received from the borrower does not cover the value on the securities loaned. If BBH determines that a full replacement of the securities loaned is commercially impracticable, BBH shall, in lieu of effecting a full replacement, pay to the affected Lending Fund(s) an amount equal to the fair market value of the loaned securities determined at the close of business on the date of the default event. Loans are subject to termination by the Lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The amounts payable for collateral received for loaned securities, as presented in the Lending Funds’ Statements of Assets and Liabilities, by the class of securities on loan, are as follows:

	Common Stocks (000)	Foreign Common Stocks (000)	Exchange- Traded Funds (000)	Total Payable for Cash Collateral Received (000)
Balanced Allocation Fund	$ –	$ –	$630	$ 630
Emerging Markets Equity Fund	–	76	–	76
International Equity Fund	–	35,844	–	35,844
International Growth Fund	–	97	–	97
Multi-Factor Small Cap Core Fund	8,833	–	–	8,833
Multi-Factor Small Cap Growth Fund	939	–	–	939
Multi-Factor Small Cap Value Fund	473	–	–	473
Small Cap Fund	7,190	–	–	7,190

10. Borrowing Arrangements

Line of Credit

Select Funds (“Participants”) within the Trust participate in an unsecured credit agreement (“Agreement”) with BNY Mellon (the “Bank”) which expires December 31, 2019. Under the Agreement, the Participants may borrow up to an aggregate amount of $25,000,000 from the revolving line of credit (“LOC”) provided by the Bank. The purpose of this agreement is to mitigate risks associated with large redemptions and other liquidity events. The agreement includes the following Participants: PNC Intermediate Tax Exempt Bond Fund, PNC International Equity Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund, and PNC Tax Exempt Limited Maturity Bond Fund.

The agreement requires payment by the Participants of an annual 0.15% commitment fee, in addition to out-of-pocket legal fees. These fees are allocated across the Participants on the basis of each Participant’s weighted pro-rata share. Each Participant is responsible for payment of any interest earned on amounts borrowed. Interest is charged at a rate of 1.00% plus the greater of (a) the Federal Funds Effective Rate, (b) 1 Month LIBOR, and (c) 0%. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Board.

During the fiscal year ended May 31, 2019, PNC Small Cap Fund utilized $14,600,000 of the LOC. For the fiscal year ended May 31, 2019, the average borrowings and interest rate for PNC Small Cap Fund under the LOC were $40,000 and 3.4396%, respectively.

InterFund Lending

The Trust has received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from another Fund pursuant to a master interfund lending agreement. The Money Market Funds do not participate in the interfund lending program as borrowing funds or lending funds. As of May 31, 2019, the Funds have not relied upon the interfund lending exemptive order.

11. Payment by Affiliate

On September 29, 2017, a payment was made by the Adviser in the amount of $2,454 to partially offset a Brazilian dividend repatriation error in PNC International Equity Fund.

During the fiscal year ended May 31, 2019, payments were made by the Adviser in the amount of $2,761, $104,487, $3,658, $501, and $963 for trade errors in PNC Emerging Markets Equity Fund, PNC International Equity Fund, PNC International Growth Fund, PNC Multi-Factor Small Cap Growth Fund and PNC Multi-Factor Small Cap Value Fund, respectively. These amounts are included as Payment by Affiliate in the Funds’ Statements of Operations.

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12. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

13. Relevant Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (the “FASB”) issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between Levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Since early adoption is permitted, disclosure for the amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy have been removed, in addition to the policy for the timing of transfers between Levels.

14. SEC-Adopted Amendments

Effective November 5, 2018, the SEC adopted “Disclosure Update and Simplification,” amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to U.S. GAAP and the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. As a result of this adoption, distributions to shareholders on the Statements of Changes in Net Assets (“SOC”) are presented in total rather than by character of the distribution. In addition, accumulated undistributed net investment income is no longer a required disclosure on the SOC.

15. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued.

On May 7, 2019, PNC Group and Federated Investors, Inc. (“Federated”) announced that PNC Capital Advisors, LLC (“PCA”) and Federated had reached a definitive agreement for Federated to acquire certain components of PCA’s investment management business. PCA currently serves as the investment adviser to each of the Funds. The proposed transaction between Federated and PCA includes proposals to reorganize each Fund into a corresponding existing or new Federated mutual fund and the transition of the PCA international equity portfolio management team from PCA to Federated.

Each proposed reorganization involving a Fund is subject to a number of conditions, including approval by the Board. On June 11, 2019, the Board approved an agreement and plan of reorganization for each proposed reorganization (each an “Agreement”), which provides for the transfer of the assets of each Fund to a corresponding existing or new Federated mutual fund. Shareholders of record of each Fund on August 7, 2019 will be provided an opportunity to vote on the proposed reorganization at a special shareholder meeting, expected to be held on or around November 5, 2019. The combined prospectus and proxy statement describing each reorganization, the shareholder meeting, and a discussion of the factors the Board considered in approving the Agreement is expected to be distributed to shareholders of record. Completion of the transaction between Federated and PCA and each proposed reorganization involving a Fund are subject to certain regulatory approvals and other customary conditions. If all conditions are satisfied and approvals obtained, the reorganizations are expected to be consummated in the fourth quarter of 2019.

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(U n a u d i t e d)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2018 income tax purposes will be sent to them in early 2019. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long-term capital gains are as follows (in thousands):

Name of Fund
Balanced Allocation Fund	$1,695
Emerging Markets Equity Fund	151
International Equity Fund	25,593
International Growth Fund	703
Multi-Factor Large Cap Growth Fund	12,092
Multi-Factor Large Cap Value Fund	185
Multi-Factor Small Cap Core Fund	26,811
Multi-Factor Small Cap Growth Fund	19,850
Multi-Factor Small Cap Value Fund	696
Small Cap Fund	109,352
Intermediate Tax Exempt Bond Fund	898
Tax Exempt Limited Maturity Bond Fund	47

Of the dividends paid by the following Equity Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Balanced Allocation Fund	44.82%
Emerging Markets Equity Fund	3.50%
International Growth Fund	4.35%
Multi-Factor All Cap Fund	99.50%
Multi-Factor Large Cap Growth Fund	37.92%
Multi-Factor Large Cap Value Fund	98.28%
Multi-Factor Small Cap Core Fund	96.67%
Multi-Factor Small Cap Growth Fund	31.23%
Multi-Factor Small Cap Value Fund	78.79%

If a Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amounts of income received from sources within foreign countries and possessions of the United States are as follows (in thousands):

Name of Fund		Per Share
Emerging Markets Equity Fund	$210	0.204
International Equity Fund	36,303	0.503
International Growth Fund	84	0.181

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The total amounts of taxes paid to such countries are as follows (in thousands):

Name of Fund		Per Share
Emerging Markets Equity Fund	$12	0.012
International Equity Fund	3,485	0.048
International Growth Fund	7	0.016

Of the dividends paid by the following Equity Funds, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Balanced Allocation Fund	50.49%
Emerging Markets Equity Fund	100.00%
International Equity Fund	100.00%
International Growth Fund	100.00%
Multi-Factor All Cap Fund	100.00%
Multi-Factor Large Cap Growth Fund	39.69%
Multi-Factor Large Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	100.00%
Multi-Factor Small Cap Growth Fund	39.04%
Multi-Factor Small Cap Value Fund	100.00%

Of the dividends paid from net investment income, excluding short-term capital gains, by each of the Tax Exempt Bond Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	100.00%
Tax Exempt Limited Maturity Bond Fund	100.00%

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to its portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

For periods prior to the quarter ending August 31, 2019, the Trust has filed complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Effective August 31, 2019, the Trust will file complete schedules of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT will be available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

P N C  F u n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

(U n a u d i t e d)

PNC Funds (the “Funds”) recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

All financial companies need to share customers’ personal information to run their everyday business. This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts;

●	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the Funds.

●	Online, your name and e-mail address if you provide them; and

●	Third Parties, such as your financial intermediary in connection with your transactions, or third party data services use to verify or update personal information that you provide.

To comply with federal regulations, information the Funds receive from you or a third party will be used to verify your identity.

Disclosure of Customer Information

The Funds may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

●	As Authorized – if you request or authorize the disclosure of the information.

●

As Permitted by Law – for example, sharing information with companies that maintain or service customer accounts for the Funds or process transactions are permitted and are essential for us to provide shareholders with necessary or useful services with respect to their accounts.

●	For Everyday Business Purposes – such as responding to court orders and legal investigations.

●

Under Joint Agreements(2) – the Funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the Funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

Except as described above, we do not share or sell such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The Funds use security measures, in compliance with federal law, to protect customer information described above from unauthorized access or use. Yet you should understand that the open nature of the internet is such that customer information may flow, without security measures, over networks connecting you to our systems and may be accessed and used by people other than those for whom the data is intended.

In addition, the Funds require service providers to the Funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the Funds; and

P N C  F u n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

(U n a u d i t e d)

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Funds.

The Funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds. If you have any questions concerning this Notice, or about the Funds in general, please call: 1-800-622-3863.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the Funds’ shares.
(2)	The Funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

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Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

www.foreside.com

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

Custodian

The Bank of New York Mellon

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

P.O. Box 9795 Providence, RI 02940-9795

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

One East Pratt Street

Baltimore, MD 21202

PNC FUNDS

AR-001-0619

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an Audit Committee financial expert serving on its Audit Committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the Registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $516,720 and $627,720 for the fiscal years ended May 31, 2019 and 2018, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2019 and 2018, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2019 and 2018, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $32,040 and $30,600 for the fiscal years ended May 31, 2019 and 2018, respectively. The fees are associated with the review of certain funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of certain funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2019 and 2018, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2019 and 2018, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2019 and 2018, respectively.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2019 and 2018, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PNC Funds

By (Signature and Title)*	/s/ Jennifer Spratley
Jennifer Spratley, President
(principal executive officer)

Date July 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jennifer Spratley
Jennifer Spratley, President
(principal executive officer)

Date July 25, 2019

By (Signature and Title)*	/s/ Michele Nahrstedt
Michele Nahrstedt, Treasurer
(principal financial officer)

Date July 25, 2019

* Print the name and title of each signing officer under his or her signature.